Exhibit 10.2

 Execution Version

$125,000,000

CREDIT AGREEMENT

Dated as of January 29, 2018

among

K. HOVNANIAN ENTERPRISES, INC.,
as Borrower

HOVNANIAN ENTERPRISES, INC.,
as Holdings

THE SUBSIDIARIES OF HOLDINGS NAMED HEREIN,

as Subsidiary Guarantors

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

and

THE LENDERS PARTY HERETO

i

ii

iii

iv

SCHEDULES

1.01	Unrestricted Subsidiaries
2.01	Initial Commitments
9.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS
A-1	Form of Loan Notice
A-2	Form of Prepayment Notice
B	Form of Note
C	Form of Assignment and Assumption
D	Form of Administrative Questionnaire
E-1	U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships For U.S. Federal Income Tax Purposes)
E-2	U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships For U.S. Federal Income Tax Purposes)
E-3	U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships For U.S. Federal Income Tax Purposes)
E-4	U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships For U.S. Federal Income Tax Purposes)
F	[Reserved]
G-1	Form of Borrower Secretary’s Certificate
G-2	Form of Loan Party Secretary’s Certificate
H-1	Form of Certificate of Responsible Officer
H-2	Form of Perfection Certificate
H-3	Form of Solvency Certificate
I-1	Form of Opinion of Simpson Thacher & Bartlett LLP
I-2	Form of General Counsel Opinion
J-1 J-2	Form of Security Agreement Form of Pledge Agreement
K	Form of Supplemental Guarantee
L	Form of Note Purchase Agreement
M	Form of Joinder to Intercreditor Agreement and Mortgage Tax Collateral Agency Agreement

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (as amended, restated, amended and restated or otherwise modified from time to time, this “Agreement”) is entered into as of January 29, 2018 among HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), the Subsidiaries of Holdings from time to time party hereto (each a “Subsidiary Guarantor” and collectively, together with Holdings, the “Guarantors”), each lender from time to time party hereto (collectively, the “Lenders” and individually, each a “Lender”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as defined herein).

PRELIMINARY STATEMENTS

The Borrower has requested that the Lenders provide the Borrower with a secured credit facility pursuant to which the Borrower may, from time to time prior to December 28, 2019, borrow revolving loans in an aggregate principal amount not to exceed $125,000,000 at any time outstanding and which outstanding principal amount shall become due on December 28, 2022, subject to any extension of maturity or acceleration of such amounts pursuant to the terms of this Agreement.

The proceeds of the Loans made on the Closing Date will be used in accordance with this Agreement to consummate the Existing Term Loan Refinancing.

The proceeds of any Loans made at any time after the Closing Date will be used (i) to finance the ongoing working capital requirements of the Borrower and its Subsidiaries, (ii) for general corporate purposes of the Borrower and its Subsidiaries, including capital expenditures, Restricted Payments, permitted acquisitions and any other Investments permitted hereunder and debt repayments or repurchases permitted hereunder and (iii) for any other purpose not prohibited by the Loan Documents.

The Loan Parties have agreed pursuant to this Agreement, the Security Agreement and the other Collateral Documents to secure all of the Loan Obligations on and after the Closing Date by granting to the Administrative Agent, for the benefit of the Secured Parties, senior secured first priority Liens (subject only to Permitted Liens) on all property and assets of the Loan Parties, whether now owned or hereafter acquired, that constitute Collateral.

The Guarantors have agreed to guarantee the Loan Obligations of the Borrower hereunder pursuant to the Guarantee.

The Lenders have agreed to provide the Loans and other credit extensions contemplated hereunder on the terms, and subject to the conditions set forth in, this Agreement and the other Loan Documents.

In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01     Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“10.0% Notes” shall have the meaning assigned to such term in the definition of “Existing Secured Notes”.

“10.500% Notes” shall have the meaning assigned to such term in the definition of “Existing Secured Notes”.

“Acquired Indebtedness” means (a) with respect to any Person that becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) after the Closing Date, Indebtedness of such Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (or being merged into Holdings, the Borrower or any Restricted Subsidiary) and (b) with respect to Holdings, the Borrower or any Restricted Subsidiary, any Indebtedness expressly assumed by Holdings, the Borrower or any Restricted Subsidiary in connection with the acquisition of any assets from another Person (other than Holdings, the Borrower or any Restricted Subsidiary), which Indebtedness was not incurred by such other Person in connection with or in contemplation of such acquisition. Indebtedness incurred in connection with or in contemplation of any transaction described in clause (a) or (b) of the preceding sentence shall be deemed to have been incurred by Holdings or a Restricted Subsidiary, as the case may be, at the time such Person becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) in the case of clause (a) or at the time of the acquisition of such assets in the case of clause (b), but shall not be deemed Acquired Indebtedness.

“Administrative Agent” means (a) on the date hereof, Wilmington Trust, National Association in its capacity as administrative agent or collateral agent, as the case may be, under any of the Loan Documents or (b) at any time after the date hereof, any permitted successor administrative agent or collateral agent, as the case may be, appointed in accordance with the terms hereof.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Administrative Agent may from time to time notify in writing to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire substantially in the form of Exhibit D.

“Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly controlling, or controlled by or under direct or indirect common control with, the Person specified.

“Affiliate Transaction” has the meaning specified in Section 6.10.

“Agent Fee Letter”: means that certain letter, dated as of the date hereof, by and among the Borrower and the Administrative Agent.

“Agent-Related Person” means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent and the Supplemental Administrative Agents (if any).

“Aggregate Commitments” means, the Commitments of all the Lenders.

“Aggregate Exposure” means, with respect to a Lender at any time, an amount equal to such Lender’s Total Outstandings at such time plus the amount of such Lender’s unfunded Commitment then in effect (if any).

“Aggregate Exposure Percentage” means, with respect to a Lender at any time, the ratio (expressed as a percentage) of such Lender’s (a) Aggregate Exposure at such time to (b) the sum of the Aggregate Exposures of all Lenders at such time.

“Agreement” has the meaning specified in the introductory paragraph.

“Amended and Restated Collateral Agency Agreement” means the Second Amended and Restated Mortgage Tax Collateral Agency Agreement dated as of July 27, 2017, among the Borrower, Holdings, the other grantors party from time to time thereto, the Administrative Agent, Wilmington Trust, National Association, as Joint Collateral Agent (as defined therein) and the Mortgage Tax Collateral Agent and the other parties thereto, as may be amended, restated, supplemented or otherwise modified from time to time (including by joinders thereto).

“Amended and Restated Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement, dated as of September 8, 2016, among the Borrower, Holdings, the other grantors party from time to time thereto, the Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent (as defined therein), the Mortgage Tax Collateral Agent and the other parties thereto, as may be amended, restated, supplemented or otherwise modified from time to time (including by joinders thereto).

“Applicable Debt” means all Indebtedness of Holdings, the Borrower or any other Loan Party (a) under Credit Facilities or (b) that is publicly traded (including in the Rule 144A market), including, without limitation, the Borrower’s senior notes outstanding on the Closing Date and the Exchange Notes.

“Applicable Rate” means a per annum rate of interest equal to the lesser of:

(a) 10.0%; and

(b) the volume-weighted average yield-to-maturity (the “VWAY”) of the 10.5% Notes during the thirty (30) calendar day period ending on the date that is one Business Day prior to the Closing Date (such period, the “Applicable Period”), calculated by PJT Partners, Inc. or another designee of the Initial Lenders that the Borrower consents to (such consent not to be unreasonably withheld) (the “Applicable Rate Calculation Agent”) minus 0.50%; provided, that, if the Applicable Rate Calculation Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the 10.5% Notes, adequate and reasonable means do not exist for ascertaining the VWAY of the 10.5% Notes for the Applicable Period as required by this clause (b), the rate for purposes of this clause (b) shall instead be the rate calculated by the Applicable Rate Calculation Agent using the VWAY during the Applicable Period of the Borrower’s secured debt securities having the largest traded volume during the Applicable Period, as selected and determined by the Applicable Rate Calculation Agent minus 0.50%; provided, further, that, if the Applicable Rate Calculation Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the 10.5% Notes and all other secured debt securities issued by the Borrower, adequate and reasonable means do not exist for ascertaining the rate pursuant to the foregoing proviso, the rate for purposes of this clause (b) shall instead be the rate calculated by the Applicable Rate Calculation Agent using the average of the quotations for the 10.5% Notes received by the Applicable Rate Calculation Agent from three (3) brokers of recognized standing selected by it minus 0.50%.

“Applicable Period” shall have the meaning assigned to such term in the definition of “Applicable Rate”.

“Applicable Rate Calculation Agent” shall have the meaning assigned to such term in the definition of “Applicable Rate”.

“Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class.

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Acquisition” means (a) an Investment by Holdings, the Borrower or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into Holdings, the Borrower or any Restricted Subsidiary or (b) the acquisition by Holdings, the Borrower or any Restricted Subsidiary of the assets of any Person, which constitute all or substantially all of the assets or of an operating unit or line of business of such Person or which is otherwise outside the ordinary course of business.

“Asset Disposition” means any sale, transfer, conveyance, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback or sale of shares of Capital Stock in any Subsidiary) (each, a “transaction”) by Holdings, the Borrower or any Restricted Subsidiary to any Person of any Property having a Fair Market Value in any transaction or series of related transactions of at least $10.0 million. The term “Asset Disposition” shall not include:

(a)     a transaction between Holdings, the Borrower and any Restricted Subsidiary or a transaction between Restricted Subsidiaries,

(b)     a transaction in the ordinary course of business, including, without limitation, sales (directly or indirectly), sales subject to repurchase options, dedications and other donations to governmental authorities, leases and sales and leasebacks of (i) homes, improved land and unimproved land and (ii) real estate (including related amenities and improvements),

(c)     a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary,

(d)     any exchange or swap of assets of Holdings, the Borrower or any Restricted Subsidiary for assets (including Capital Stock of any Person that is or will be a Restricted Subsidiary following receipt thereof) that (i) are to be used by Holdings, the Borrower or any Restricted Subsidiary in the ordinary course of its Real Estate Business and (ii) have a Fair Market Value not less than the Fair Market Value of the assets exchanged or swapped (provided that (except as permitted by clause (c) under the definition of “Permitted Investment”) to the extent that the assets exchanged or swapped were Collateral, the assets received are pledged as Collateral under the Collateral Documents substantially simultaneously with such exchange or swap, with the Lien on such assets received being of the same priority with respect to Loans as the Lien on the assets disposed of),

(e)     any sale, transfer, conveyance, lease or other disposition of assets and properties that is governed by Section 6.11 hereof,

(f)     dispositions of mortgage loans and related assets and mortgage-backed securities in the ordinary course of a mortgage lending business,

(g)     the creation of a Permitted Lien and dispositions in connection with Permitted Liens,

(h)     any sale, transfer, conveyance, lease or other disposition that constitutes a Restricted Payment or Permitted Investment,

(i)     sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements,

(j)     the unwinding of any Hedging Obligations,

(k)     foreclosures, condemnation, eminent domain or any similar action on assets,

(l)     any financing transaction with respect to property built or acquired by Holdings or any Restricted Subsidiary after the Closing Date,

(m)     any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or other litigation claims in the ordinary course of business, and

(n)     the issuance of directors’ qualifying shares and shares issued to foreign nationals or other third parties as required by applicable Law.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit C or in another form reasonably acceptable to the Administrative Agent.

“Attorney Costs” means and includes all reasonable and documented out-of-pocket fees, expenses and disbursements of any law firm or other external counsel.

“Attributable Debt” means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

“Bankruptcy Law” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Board of Directors” means, when used with reference to the Borrower or Holdings, as the case may be, the board of directors or any duly authorized committee of that board or any director or directors and/or officer or officers to whom that board or committee shall have delegated its authority.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Class made by each of the Lenders pursuant to Section 2.01.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in the state where the Administrative Agent’s Office is located.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person’s capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Closing Date, including, without limitation, all Disqualified Stock and Preferred Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means:

(a)     U.S. dollars, Canadian dollars, euros, pound sterling, any national currency of any participating member state in the European Union or local currencies held from time to time in the ordinary course of business;

(b)     securities issued or directly and fully guaranteed or insured by the U.S. government or any country that is a member state of the European Union or any agency or instrumentality thereof having maturities of one year or less from the date of acquisition;

(c)     certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances with maturities of one year or less from the date of acquisition, in each case with any domestic commercial bank having capital and surplus in excess of $500.0 million;

(d)     marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of at least “A” or the equivalent thereof by S&P or Moody’s, or carrying an equivalent rating by a nationally recognized Rating Agency, if both of the two named Rating Agencies cease publishing ratings of investments;

(e)     repurchase obligations for underlying securities of the types described in clauses (b), (c) and (d) of this definition entered into with any financial institution meeting the qualifications specified in clause (c) of this definition;

(f)     commercial paper rated P-1, A-1 or the equivalent thereof by Moody’s or S&P, respectively, and in each case maturing within one year after the date of acquisition;

(g)     investments with average maturities of one year or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; and

(h)     investments in investment companies or money market funds substantially all of the assets of which consist of securities described in the foregoing clauses (a) through (g) of this definition.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (a) above; provided that such amounts are converted into any currency listed in clause (a) as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts.

“Cash Management Services” means any of the following to the extent not constituting a line of credit (other than an overnight overdraft facility that is not in default): ACH transactions, treasury and/or cash management services, including, without limitation, controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services.

“Casualty Event” means any event that gives rise to the receipt by Holdings, the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair any such equipment, fixed assets or real property.

“Change of Control” means:

(a)     any sale, lease or other transfer (in one transaction or a series of transactions) of all or substantially all of the consolidated assets of Holdings and its Restricted Subsidiaries to any Person (other than a Restricted Subsidiary); provided, however, that a transaction where the holders of all classes of Common Equity of Holdings immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of such Person immediately after such transaction shall not be a Change of Control;

(b)     a “person” or “group” (within the meaning of Section 13(d) of the Exchange Act (other than (x) Holdings or (y) the Permitted Hovnanian Holders)) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Common Equity of Holdings representing more than 50% of the voting power of the Common Equity of Holdings; or

(c)     the stockholders of Holdings approve any plan or proposal for the liquidation or dissolution of Holdings; provided, however, that a liquidation or dissolution of Holdings which is part of a transaction that does not constitute a Change of Control under the proviso contained in clause (a) of this definition shall not constitute a Change of Control.

“Change of Control Offer” has the meaning specified in Section 6.16.

“Change of Control Repurchase Date” has the meaning specified in Section 6.16.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Initial Lenders, Replacement Lenders, Refinancing Lenders, Extending Lenders, with Loans or Commitments hereunder with identical terms, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Commitments, Extended Commitments, Replacement Commitments, Refinancing Commitments or Commitments in respect of Loans with identical terms and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are the Initial Loans, Refinancing Loans, Replacement Loans, Extended Loans, in each case, with identical terms, in the case of each of clauses (a), (b) and (c), under this Agreement as originally in effect or as amended or otherwise modified pursuant to Section 2.13, Section 2.14 or 9.01, of which such Loan, Borrowing or Commitment shall be a part.

“Closing Date” means the first date all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 4.02, which date shall be no later than the Commitment Termination Date.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.

“Collateral” has the meaning specified in the Security Agreement.

“Collateral Documents” means, collectively, the Amended and Restated Intercreditor Agreement, any other Intercreditor Agreement, the Amended and Restated Collateral Agency Agreement, the Security Agreement, the Pledge Agreement, the Intellectual Property Security Agreements and any collateral agency agreement related to any of the foregoing, in each case, if any, and each of the other agreements, instruments or documents that creates, perfects or evidences, or purports to create, perfect or evidence, a Lien on any Collateral in favor of the Administrative Agent for the benefit of the Secured Parties as security for the Loan Obligations, in each case, to be entered on or after the Closing Date.

“Commission” means the U.S. Securities and Exchange Commission.

“Commitment” means an Initial Commitment, a Replacement Commitment or a commitment in respect of Extended Loans.

“Commitment Period” means, (a) with respect to the Initial Facility entered into on the Effective Date, the period from and including the Closing Date to but not including the Conversion Date or any earlier date on which the Commitments shall terminate as provided herein and (b) with respect to any Replacement Facility established hereunder, the period from and including the date that such Facility is established to but not including the Conversion Date or any earlier date on which the Commitments shall terminate as provided herein or therein.

“Commitment Termination Date” means the earliest of (i) March 1, 2018, if the “Closing Date”, as defined in, and with respect to, the New Term Loan Credit Agreement, shall not have occurred and (ii) September 30, 2018.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled to (a) vote in the election of directors of such Person or (b) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Compensation Period” has the meaning specified in Section 2.10(b)(ii).

“Competitors” means those Persons identified in writing to the Administrative Agent and the Initial Lenders on or prior to the Effective Date as competitors or who are clearly identifiable Affiliates of such Persons solely by similarity of such Affiliate’s name.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Cash Flow Available for Fixed Charges” means, for any period, Consolidated Net Income for such period plus (each to the extent deducted in calculating such Consolidated Net Income and determined in accordance with GAAP) the sum for such period, without duplication, of:

(a)     provision for taxes based on income or profits or capital gains, including, without limitation, U.S. federal, state, non-U.S., franchise, excise, value added and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest relating to such taxes or arising from any tax examinations,

(b)     Consolidated Interest Expense,

(c)     depreciation and amortization expenses and other non-cash charges to earnings,

(d)     any fees, expenses, charges or losses (other than depreciation or amortization expense) related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful), including (i) such fees, expenses or charges related to the making of Loans hereunder, incurrence of Indebtedness pursuant to the New Term Loan Agreement and the issuance of the Exchange Notes and (ii) any amendment or other modification of the Loans hereunder, the New Term Loan Agreement, the Exchange Notes or other Indebtedness,

(e)     any other non-cash charges, including any write offs, write downs, expenses, losses or items, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period,

(f)     costs of surety bonds incurred in such period in connection with financing activities,

(g)      any costs or expense incurred by Holdings or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Holdings or net cash proceeds of an issuance of Qualified Stock solely to the extent that such net cash proceeds are excluded from the calculation set forth in clause (iii) of Section 6.04(a),

(h) effects of adjustments (including the effects of such adjustments pushed down to Holdings and its Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements in accordance with GAAP resulting from the application of purchase accounting, or the amortization or write-off of any amounts thereof, net of taxes,

(i)     any impairment charge, asset write-off or write-down pursuant to ASC 350 and ASC 360 (formerly Financial Accounting Standards Board Statement Nos. 142 and 144, respectively) and the amortization of intangibles arising pursuant to ASC 805 (formerly Financial Accounting Standards Board Statement No. 141), and

(j)     cash receipts (or any netting arrangements resulting in reduced cash expenses) not included in Consolidated Cash Flow Available for Fixed Charges in any period to the extent non-cash gains relating to such receipts were deducted in the calculation of Consolidated Cash Flow Available for Fixed Charges pursuant to clause (k) below for any previous period and not added back, minus

(k)     non-cash gains increasing Consolidated Net Income for such period, excluding any non-cash gains which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced Consolidated Cash Flow Available for Fixed Charges in any prior period; provided that, to the extent non-cash gains are deducted pursuant to this clause (k) for any previous period and not otherwise added back to Consolidated Cash Flow Available for Fixed Charges, Consolidated Cash Flow Available for Fixed Charges shall be increased by the amount of any cash receipts (or any netting arrangements resulting in reduced cash expenses) in respect of such non-cash gains received in subsequent periods to the extent not already included therein, and plus or minus (as applicable and without duplication) to eliminate the following items to the extent reflected in Consolidated Net Income,

(l)     (i) any net gain or loss resulting in such period from currency gains or losses related to Indebtedness, intercompany balances and other balance sheet items, and (ii) any unrealized net gain or loss resulting in such period from Hedging Obligations, and the application of Financial Accounting Standards Codification No. 815—Derivatives and Hedging (formerly Financing Accounting Standards Board Statement No. 133), and its related pronouncements and interpretations (or any successor provision).

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any determination date, the ratio of (x) Consolidated Cash Flow Available for Fixed Charges for the prior four full fiscal quarters (the “Four Quarter Period”) for which financial results have been reported immediately preceding the determination date (the “Transaction Date”), to (y) the aggregate Consolidated Interest Incurred for the Four Quarter Period. For purposes of this definition, “Consolidated Cash Flow Available for Fixed Charges” and “Consolidated Interest Incurred” shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

(a)     the incurrence or the repayment, repurchase, redemption, retirement, defeasance or other discharge or the assumption by another Person that is not an Affiliate (collectively, “repayment”) of any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary (and the application of the proceeds thereof) giving rise to the need to make such calculation, and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period, except that Indebtedness under revolving credit facilities shall be deemed to be the average daily balance of such Indebtedness during the Four Quarter Period (as reduced on such pro forma basis by the application of any proceeds of the incurrence of Indebtedness giving rise to the need to make such calculation);

(b)     any Asset Disposition, Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of Holdings, the Borrower or any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary as a result of any such Asset Acquisition) incurring Acquired Indebtedness at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date), Investment, merger or consolidation as if such Asset Disposition, Asset Acquisition (including the incurrence or repayment of any such Indebtedness), Investment, merger or consolidation and the inclusion, notwithstanding clause (b) of the definition of “Consolidated Net Income,” of any Consolidated Cash Flow Available for Fixed Charges associated with such Asset Acquisition or other transaction as if it occurred on the first day of the Four Quarter Period; provided, however, that the Consolidated Cash Flow Available for Fixed Charges associated with any Asset Acquisition or other transaction shall not be included to the extent the net income so associated would be excluded pursuant to the definition of “Consolidated Net Income,” other than clause (b) thereof, as if it applied to the Person or assets involved before they were acquired; and

(c)     the Consolidated Cash Flow Available for Fixed Charges and the Consolidated Interest Incurred attributable to discontinued operations, as determined in accordance with GAAP, shall be excluded.

Furthermore, in calculating “Consolidated Cash Flow Available for Fixed Charges” for purposes of determining the denominator (but not the numerator) of this “Consolidated Fixed Charge Coverage Ratio,”

(a)     interest on Indebtedness in respect of which a pro forma calculation is required that is determined on a fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date, and

(b)     notwithstanding the immediately preceding clause (a), interest on such Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Protection Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

“Consolidated Interest Expense” of Holdings for any period means the Interest Expense of Holdings, the Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Incurred” for any period means the Interest Incurred of Holdings, the Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the aggregate net income (or loss) of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that there will be excluded from such net income (loss) (to the extent otherwise included therein), without duplication:

(a)     the net income (or loss) of (x) any Unrestricted Subsidiary (other than a Mortgage Subsidiary) or (y) any Person (other than a Restricted Subsidiary or a Mortgage Subsidiary) that is accounted for by the equity method of accounting, except, in each case, to the extent that any such income has actually been received by Holdings, the Borrower or any Restricted Subsidiary in the form of cash dividends or similar cash distributions during such period,

(b)     except to the extent includable in Consolidated Net Income pursuant to clause (a) of this definition, the net income (or loss) of any Person that accrued prior to the date that (i) such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with Holdings, the Borrower or any of its Restricted Subsidiaries (except, in the case of an Unrestricted Subsidiary that is redesignated a Restricted Subsidiary during such period, to the extent of its retained earnings from the beginning of such period to the date of such redesignation) or (ii) the assets of such Person are acquired by Holdings or any Restricted Subsidiary,

(c)     solely for the purpose of determining the amount available for Restricted Payments under clause (iii) of Section 6.04(a), the net income of any Restricted Subsidiary that is not a Loan Party to the extent that (but only so long as) the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary during such period, except, the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to Holdings or another Restricted Subsidiary as a dividend,

(d)     the gains or losses, together with any related provision for taxes, realized during such period by Holdings, the Borrower or any Restricted Subsidiary resulting from (i) the acquisition of securities, or extinguishment of Indebtedness or Hedging Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), of Holdings or any Restricted Subsidiary, (ii) any Asset Disposition by Holdings or any Restricted Subsidiary, (iii) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances and other balance sheet items and to Hedging Obligations pursuant to Financial Accounting Standards Codification No. 815—Derivatives and Hedging (formerly Financing Accounting Standards Board Statement No. 133) and its related pronouncements and interpretations (or any successor provision) and (iv) any non-cash expense, income or loss attributable to the movement in mark-to-market valuation of foreign currencies, Indebtedness or derivative instruments pursuant to GAAP,

(e)     any extraordinary, unusual or non-recurring gain or loss (but excluding any impairment charges), in each case, less all fees and expenses relating thereto and any expenses, severance, relocation costs, curtailments or modifications to pension and post-retirement employee benefits plans, integration and other restructuring and business optimization costs, charges, reserves or expenses (including relating to acquisitions after the Effective Date), and one-time compensation charges together with any related provision for taxes, realized by Holdings, the Borrower or any Restricted Subsidiary,

(f)     the cumulative effect of a change in accounting principles and changes as a result of adoption or modification of accounting policies during such period,

(g)     any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations,

(h)     any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments other than in the ordinary course of business, as determined in good faith by Holdings,

(i)     (A) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, phantom equity, stock options, restricted stock, units or other rights to officers, directors, managers or employees and (B) non-cash income (loss) attributable to deferred compensation plans or trusts,

(j)     any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, recapitalization, Asset Disposition, issuance or repayment of Indebtedness, issuance of Capital Stock, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Effective Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, and

(k) to the extent covered by insurance or indemnification and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer or indemnifying party and only to the extent that such amount is (i) not denied by the applicable carrier or indemnifying party in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), losses and expenses with respect to liability or casualty events or business interruption shall be excluded;

provided, further, that for purposes of calculating Consolidated Net Income solely as it relates to clause (iii) of Section 6.04(a), clauses (d)(ii) and (h) above shall not be applicable.

“Consolidated Tangible Assets” of Holdings as of any date means the total amount of assets of Holdings and its Restricted Subsidiaries (less applicable reserves and including any deferred tax assets (for which a valuation allowance has been recorded with respect thereto as if no such valuation allowance was required in making such calculation)) on a consolidated basis at the end of the fiscal quarter for which financial results have been reported immediately preceding such date, as determined in accordance with GAAP, less: (a) Intangible Assets and (b) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries, in the case of each of clauses (a) and (b) above, as reflected on the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of the end of the fiscal quarter immediately preceding such date, with such pro forma adjustments to Consolidated Tangible Assets as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Consolidated Tangible Net Worth” of Holdings as of any date means the stockholders’ equity (including any Preferred Stock that is classified as equity under GAAP, other than Disqualified Stock) of Holdings and its Restricted Subsidiaries on a consolidated basis at the end of the fiscal quarter for which financial results have been reported immediately preceding such date, as determined in accordance with GAAP (provided that any deferred tax assets for which a valuation allowance has been recorded with respect thereto shall be included as if no such valuation allowance was required in making such calculation), less the amount of Intangible Assets reflected on the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of the end of the fiscal quarter for which financial results have been reported immediately preceding such date.

“control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Conversion Date” means December 28, 2019.

“Credit Facilities” means, with respect to Holdings, the Borrower or any of its Restricted Subsidiaries, one or more debt facilities or other financing arrangements (including, without limitation, commercial paper facilities or indentures) providing for revolving credit loans, term loans, letters of credit or other long-term indebtedness, including any notes, mortgages, guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any indentures or credit facilities or commercial paper facilities that exchange, replace, refund, refinance, extend, renew, restate, amend, supplement or modify any part of the loans, notes, other credit facilities or commitments thereunder, including any such exchanged, replacement, refunding, refinancing, extended, renewed, restated, amended, supplemented or modified facility or indenture that increases the amount permitted to be borrowed thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under Section 6.03) or adds Holdings, the Borrower or Restricted Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

“Currency Agreement” of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute a Currency Agreement.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Debtor Relief Laws” means Title 11 of the United States Code, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, examinership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.03(b)(iii).

“Default” means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

“Default Rate” means, with respect to any overdue Loan or interest, an interest rate equal to 2.00% per annum in excess of the interest rate otherwise applicable to such overdue Loan (or the Loan to which such overdue interest relates).

“Defaulting Lender” means, at any time, a Lender as to which the Administrative Agent has notified the Borrower that (a) such Lender has failed for two (2) or more Business Days to comply with its obligations under this Agreement to make a Loan (a “Lender Funding Obligation”) required to be funded hereunder, (b) such Lender has notified the Administrative Agent or Borrower in writing, that it will not comply with any such Lender Funding Obligation hereunder, or has defaulted on its Lender Funding Obligations under other loan agreements, credit agreements or other similar agreements in which it commits to extend credit generally or (c) such Lender has, for three (3) or more Business Days, failed to confirm in writing to the Borrower, in response to a written request of the Borrower (based on the reasonable belief that it may not fulfill its Lender Funding Obligations), that it will comply with its Lender Funding Obligations hereunder; provided, that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Borrower. The Administrative Agent or Borrower will promptly send to all parties hereto a copy of any notice to the Borrower or Administrative Agent, as applicable, provided for in this definition.

“Designation Amount” has the meaning specified under the definition of “Unrestricted Subsidiary.”

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Latest Maturity Date on the date of determination or (b) is convertible into or exchangeable or exercisable for (whether at the option of the issuer or the holder thereof) (i) debt securities or (ii) any Capital Stock referred to in (a) above, in each case, at any time prior to the Latest Maturity Date on the date of determination; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require Holdings to repurchase or redeem such Capital Stock upon the occurrence of a change in control or asset disposition occurring prior to the Latest Maturity Date on the date of determination shall not constitute Disqualified Stock if the change in control or asset disposition provision applicable to such Capital Stock are no more favorable to such holders than the provisions of Section 6.07 or Section 6.09 (as applicable) and such Capital Stock specifically provides that Holdings will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to Holdings’ repurchase of the Loans as are required pursuant to the provisions of Section 6.07 or Section 6.09 hereof (as applicable).

“Dollar” and “$” mean lawful money of the United States.

“Effective Date” means the date on which the conditions precedent in Section 4.01 are satisfied, which date is January 29, 2018.

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person that meets the requirements to be an assignee under Section 9.07(b), provided, that under no circumstances shall (i) any Competitor be an assignee without the prior written consent of the Borrower and, (ii) subject to clauses (k) and (l) of Section 9.07, Holdings, the Borrower or any Affiliate thereof or a natural person, be an Eligible Assignee.

“Environmental Laws” has the meaning specified in Section 5.05.

“Equity Offering” means any public or private sale, after the Closing Date, of Qualified Stock of Holdings, other than (a) an Excluded Contribution, (b) public offerings registered on Form S-4 or S-8 or any successor form thereto or (c) any issuance pursuant to employee benefit plans or otherwise in compensation to officers, directors or employees.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default” has the meaning specified in Section 7.01.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Excluded Property” means (a) any pledges of stock of the Borrower, any other Loan Party or of K. Hovnanian JV Holdings, L.L.C. to the extent that (including if the Loans were “Securities” as defined in the Securities Act) Rule 3-16 of Regulation S-X under the Securities Act requires or would require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, that would require) the filing with the Commission of separate financial statements of the Borrower, such Loan Party or of K. Hovnanian JV Holdings, L.L.C. that are not otherwise required to be filed, but only to the extent necessary to not be subject to such requirement, (b) up to $50.0 million of assets received in connection with Asset Dispositions and asset swaps or exchanges as permitted by clause (c) of the definition of “Permitted Investment,” (c) personal property where the cost of obtaining a security interest or perfection thereof exceeds its benefits (as reasonably determined by Holdings’ Board of Directors in a board resolution delivered to the Administrative Agent), (d) property subject to a Lien securing Indebtedness incurred for the purpose of financing the acquisition thereof (plus any construction or improvements thereon and any licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement thereof) to the extent the terms of such Indebtedness prohibit the incurrence of any other Liens thereon, (e) real property located outside the United States, (f) Unentitled Land, (g) property that is leased or held for the purpose of leasing to unaffiliated third parties, (h) equity interests in Unrestricted Subsidiaries, except for K. Hovnanian JV Holdings, L.L.C., and subject to future grants under the terms of this Agreement, (i) any property in a community under development with a dollar amount of investment as of the most recent month-end (as determined in accordance with GAAP) of less than $2.0 million or with less than 10 lots remaining, (j) any assets or property excluded from the Collateral pursuant to clause (ii) of the proviso of Article 2 of the Security Agreement and (k) up to $25.0 million of cash or cash equivalents that are pledged to secure obligations permitted to be secured pursuant to clause (d) of the definition of “Permitted Liens” if, after the use of commercially reasonable efforts by Holdings to obtain a Lien on such cash or cash equivalents for the benefit of the Secured Parties, the holders of the obligations secured by such cash and cash equivalents do not consent to the granting of such Liens.

“Exchange Notes” means the (i) 13.5% Senior Notes due 2026 of the Borrower and (ii) 5.0% Senior Notes due 2040 of the Borrower issued under the Exchange Notes Indenture.

“Exchange Notes Guarantees” means the guarantee of the Exchange Notes by each guarantor under the Exchange Notes Indenture.

“Exchange Notes Indenture” means the Indenture, to be dated on or about February 1, 2018 (as it may be amended, supplemented or otherwise modified from time to time), by and among the Borrower, Holdings, each of the guarantors party thereto and the Exchange Notes Trustee, under which the Exchange Notes are issued.

“Exchange Notes Trustee” means Wilmington Trust, National Association, acting as the trustee under the Exchange Notes Indenture for the holders of the Exchange Notes, and any successor acting in such capacity.

“Excluded Contribution” means cash or Cash Equivalents received by Holdings as capital contributions to its equity (other than through the issuance of Disqualified Stock) or from the issuance or sale (other than to a Subsidiary) of Qualified Stock of Holdings, in each case, after the Effective Date and to the extent designated as an Excluded Contribution pursuant to an Officer’s Certificate of the Company.

“Excluded Subsidiary” means (a) each non-wholly owned Subsidiary and (b) each Subsidiary of Holdings (other than the Borrower) that has a book value of less than $5.0 million, measured at the end of the most recently completed fiscal year for which financial statements have been provided as set forth under Section 6.12 (or if acquired or created subsequent to such delivery, measured at the most recent practicable date (or estimated in the reasonable judgment of Holdings)); provided that in each case, such Subsidiary has not guaranteed any other Applicable Debt of Holdings or the Borrower.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Agent or Lender or required to be withheld or deducted from a payment to any Lender or an Agent, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender or Agent being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.07) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Lender’s or Agent’s failure to comply with Section 3.01(f) and (d) any withholding Taxes imposed under FATCA.

“Existing Revolving Credit Agreement” means the Credit Agreement, dated as of June 7, 2013, among the Borrower, Holdings, the other guarantors party thereto, and the lender party thereto, as amended by the Credit Agreement First Amendment, dated as of June 11, 2013, the Credit Agreement Second Amendment, dated as of June 18, 2013, the Credit Agreement Third Amendment, dated as of June 27, 2013 and the Credit Agreement Fourth Amendment, dated as of July 10, 2013 and as further amended, restated, supplemented or otherwise modified from time to time hereafter, including any such amendment, restatement or other modification that increases the amount permitted to be borrowed thereunder or alters the maturity thereof (to the extent that such increase in borrowings is permitted under Section 6.03 hereof) or adds Holdings, the Borrower or Restricted Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

“Existing Secured Notes” means the Borrower’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and the Borrower’s 10.500% Senior Secured Notes due 2024 (the “10.500% Notes”), issued under the Existing Secured Notes Indenture.

“Existing Secured Notes Indenture” means the Indenture, dated as of July 27, 2017, among the Borrower, Holdings and the other guarantors party thereto and the trustee named therein and the collateral agent named therein, in each case as amended and supplemented as of the date hereof and as further amended or supplemented from time to time hereafter.

“Existing Term Loan Refinancing” shall have the meaning assigned to such term in Section 4.02(d).

“Existing Unsecured Notes” means the Borrower’s 8.000% Senior Notes due 2019 issued under the Existing Unsecured Notes Indenture.

“Existing Unsecured Notes Exchange” means (a) the Borrower’s offer to exchange, and subsequent exchange of, up to $185,000,000 aggregate principal amount of its Existing Unsecured Notes for a combination of cash and Exchange Notes pursuant to the terms and conditions set forth in the confidential offering memorandum of the Borrower in respect of such offer and exchange, dated December 28, 2017, and (b) all payments made and securities issued in connection with the foregoing.

“Existing Unsecured Notes Indenture” means the Indenture governing the Existing Unsecured Notes, dated as of November 5, 2014, among the Borrower, the guarantors party thereto and Wilmington Trust, National Association, as trustee, as amended and supplemented as of the date hereof and as further amended or supplemented from time to time hereafter.

“Extended Facility” means a facility providing for the Borrowing of Extended Loans.

“Extended Loans” shall have the meaning assigned to such term in Section 2.13(a)(ii).

“Extending Lender” shall have the meaning assigned to such term in Section 2.13(a)(ii).

“Extension” shall have the meaning specified in Section 2.13(a).

“Extension Offer” shall have the meaning specified in Section 2.13(a).

“Facility” means, at any time, the aggregate amount of the Lenders’ unfunded Commitments of a given Class at such time and the Loans made thereunder outstanding at such time.

“Fair Market Value” means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of Holdings or a duly authorized committee thereof, as evidenced by a resolution of such Board of Directors or committee.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations with respect thereto or official administrative interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any amended or successor version described above), any intergovernmental agreements entered into to implement such Sections of the Code, and any laws, fiscal or regulatory legislation, rules, guidance notes and practices implementing the foregoing.

“Four Quarter Period” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Effective Date.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions).

“Guarantee” means the guarantee of the Loan Obligations by each Guarantor under this Agreement.

“guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof, in whole or in part; provided, that the term “guarantee” does not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.

“Guarantors” has the meaning specified in the introductory paragraph to this Agreement.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Interest Protection Agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, Currency Agreement or similar agreement providing for the transfer or mitigation of interest rate, commodity price or currency risks either generally or under specific contingencies.

“Historical Financial Statements” has the meaning specified in Section 5.07.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“incurrence” has the meaning ascribed to it in Section 6.03 hereof.

“Indebtedness” of any Person means, without duplication,

(a)     any liability of such Person (i) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instruments issued for the benefit of, or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof, is not required to be recorded as a liability in accordance with GAAP), or (iii) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof),

(b)     any Indebtedness of others that such Person has guaranteed to the extent of the guarantee; provided, however, that Indebtedness of Holdings and its Restricted Subsidiaries will not include the obligations of Holdings or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof, and upon any such purchase the excess, if any, of the purchase price thereof over the Fair Market Value of the mortgages acquired, will constitute Restricted Payments subject to Section 6.04 hereof,

(c)     to the extent not otherwise included, the obligations of such Person under Hedging Obligations to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such obligations, in accordance with GAAP, and

(d)     all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

provided, that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business or completion guarantees entered into in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (i) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (ii) the maximum liability of such Person for any contingent obligations under clause (a) of this definition at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, (iii) in the case of clause (c) above, zero if permitted under clause (f) of the definition of “Permitted Indebtedness” or, otherwise, the net termination amount payable in respect thereof, and (iv) in the case of clause (d) above, the lesser of (x) the fair market value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.

For the avoidance of doubt, obligations of any Person under a Permitted Bond Hedge transaction or a Permitted Warrant transaction shall be deemed not to constitute Indebtedness.

“Indemnified Liabilities” has the meaning specified in Section 9.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 9.05.

“Initial Commitment” means, as to each Initial Lender, its obligation to make one or more Initial Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Initial Commitment” or in the Assignment and Assumption pursuant to which such Initial Lender purchased Commitments and became an Initial Lender under this Agreement, as applicable, as such amount may be reduced or increased from time to time in accordance with this Agreement (including pursuant to assignments made in accordance with the provisions of Section 9.07). The aggregate amount of the Initial Commitments of the Initial Lenders as of each of the Effective Date and the Closing Date is $125,000,000. The Initial Lenders shall have the right, on or before the Closing Date, to deliver an updated Schedule 2.01 to the Borrower providing for the re-allocation of the Initial Commitments solely among the Initial Lenders, which shall replace any existing Schedule 2.01 in its entirety; provided, that, in no event shall the aggregate amount of the Initial Commitments of the Initial Lenders as of the Closing Date be less than $125,000,000.

“Initial Facility” means, at any time, the aggregate amount of the Initial Lenders’ unfunded Initial Commitments at such time and the Initial Loans made thereunder outstanding at such time.

“Initial Borrowing” has the meaning specified in Section 4.02.

“Initial Lenders” means the Lenders listed on Schedule 2.01.

“Initial Loan” has the meaning specified in Section 2.01.

“Intangible Assets” of Holdings means all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights and all other items (other than any deferred tax assets) which would be treated as intangibles on the consolidated balance sheet of Holdings and its Restricted Subsidiaries prepared in accordance with GAAP.

“Intellectual Property Security Agreements” has the meaning set forth in the Security Agreement.

“Intercreditor Agreement” means, as the context requires, (a) the Amended and Restated Intercreditor Agreement, (b) an intercreditor agreement substantially in the form of, and on terms at least as favorable to the Lenders as, the Amended and Restated Intercreditor Agreement or (c) an intercreditor agreement in form and substance reasonably satisfactory to the Required Lenders.

“Interest Expense” of any Person for any period means, without duplication, the aggregate amount of (a) interest which, in conformity with GAAP, would be set opposite the caption “interest expense” or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expense (other than interest and other charges amortized to cost of sales)), and (b) all interest actually paid by Holdings or a Restricted Subsidiary under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than Holdings, the Borrower or any Restricted Subsidiary during such period; provided, that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

“Interest Incurred” of any Person for any period means, without duplication, the aggregate amount of (a) Interest Expense and (b) all capitalized interest and amortized debt issuance costs.

“Interest Payment Date” means, as to each Loan, (a) the last Business Day of each January, April, July and October to occur while such Loan is outstanding commencing with the first such Interest Payment Date to occur immediately after the Closing Date, (b) each date of any repayment or prepayment made in respect thereof prior to the Termination Date of such Loan and (c) the Maturity Date of such Loan.

“Interest Protection Agreement” of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Indebtedness permitted to be incurred under this Agreement. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute an Interest Protection Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investments” of any Person means (a) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (b) all guarantees of Indebtedness of any other Person by such Person, (c) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (d) all other items that would be classified as investments in any other Person (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

“IRS” means the United States Internal Revenue Service.

“JV Holdings Secured Group Notes” means the Borrower’s 2.00% Senior Secured Notes due 2021, the Borrower’s 5.00% Senior Secured Notes due 2021 and the Borrower’s 9.50% Senior Secured Notes due 2020, issued under the JV Holdings Secured Group Notes Indentures.

“JV Holdings Secured Group Notes Indentures” means (i) the Indenture dated as of November 1, 2011 among the Borrower, Holdings and the other guarantors party thereto and the trustee named therein and the collateral agent named therein relating to the Borrower’s 2.00% Senior Secured Notes due 2021 and 5.00% Senior Secured Notes due 2021 and (ii) the Indenture dated as of September 8, 2016, among the Borrower, Holdings, the other guarantors party thereto and the trustee named therein and the collateral agent named therein relating to the Borrower’s 9.50% Senior Secured Notes due 2020, in each case as amended and supplemented as of the date hereof and as further amended or supplemented from time to time hereafter.

“L/C Collateral” means cash and cash equivalents that secure obligations permitted to be secured pursuant to clause (d) of the definition of “Permitted Liens.”

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date or expiration date applicable to any Loan or Commitment hereunder at such time, as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all applicable international, foreign, Federal, state, commonwealth and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the introductory paragraph of this Agreement.

“Lender Funding Obligation” has the meaning specified in the definition of “Defaulting Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

“Loans” means an extension of credit by a Lender to the Borrower in the form of Initial Loans, Replacement Loans or Extended Loans.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Collateral Documents, (d) the Agent Fee Letter (for purposes of Section 9.05 only), (e) each other document, instrument or agreement entered into by a Loan Party for the benefit of any Agent or any Lender in connection with the foregoing and (f) any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Notice” means a notice of a Borrowing delivered pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1.

“Loan Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Loan Obligations of the Loan Parties under the Loan Documents include the obligation to pay principal, interest, charges, expenses, fees, Attorney Costs indemnities and other amounts payable by any Loan Party under any Loan Document.

“Loan Parties” means, collectively, Holdings, the Borrower and each Subsidiary Guarantor.

“Marketable Securities” means (a) equity securities that are listed on a national securities exchange and (b) debt securities that are rated by a nationally recognized rating agency, listed on a national securities exchange or covered by at least two reputable market makers.

“Material Adverse Effect” has the meaning specified in Section 5.01.

“Maturity Date” means with respect to the Initial Facility, December 28, 2022; provided that the reference to Maturity Date (i) with respect to Replacement Loans shall be the final maturity date as specified in the applicable Replacement Amendment and (ii) with respect to Extended Loans shall be the final maturity date as specified in the applicable Extension Offer.

“Maximum Rate” has the meaning specified in Section 9.10.

“Minimum Extension Condition” shall have the meaning specified in Section 2.13(b).

“Moody’s” means Moody’s Investors Service, Inc. or any successor to its debt rating business.

“Mortgage Subsidiary” means any Subsidiary of Holdings substantially all of whose operations consist of the mortgage lending business.

“Mortgage Tax Collateral Agent” means Wilmington Trust, National Association in its capacity as Mortgage Tax Collateral Agent with respect to Liens granted on real property located in certain states identified pursuant to the terms of the Intercreditor Agreements and any successor thereto.

“Net Cash Proceeds” means

(a) with respect to an Asset Disposition or Casualty Event, payments received in cash (including any such payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise (including any cash received upon sale or disposition of such note or receivable), but only as and when received), excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the Property disposed of in such Asset Disposition, or received in any other non-cash form unless and until such non-cash consideration is converted into cash therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state and local taxes required to be accrued as a liability under GAAP as a consequence of such Asset Disposition or Casualty Event, and in each case net of a reasonable reserve for the after-tax cost of any indemnification or other payments (fixed and contingent) attributable to the seller’s indemnities or other obligations to the purchaser undertaken by Holdings, the Borrower or any of its Restricted Subsidiaries in connection with such Asset Disposition or Casualty Event, and net of all payments made on any Indebtedness which is secured by or relates to such Property (other than Indebtedness secured by Liens on the Collateral) in accordance with the terms of any Lien or agreement upon or with respect to such Property or which such Indebtedness must by its terms or by applicable Law be repaid out of the proceeds from such Asset Disposition or Casualty Event, and net of all contractually required distributions and payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition or Casualty Event; and

(b) with respect to the incurrence or issuance of any Indebtedness by Holdings, the Borrower or any Restricted Subsidiary meeting the definition of Other Prepayment Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such incurrence or issuance over (ii) all taxes paid or reasonably estimated to be payable, and all fees, commissions, costs and other out-of-pocket expenses and other customary expenses incurred, in each case by the applicable party in connection with such incurrence or issuance.

“New Term Loan Credit Agreement” means that certain term loan Credit Agreement, dated as of the Effective Date, among the Borrower, Holdings, the other guarantors party thereto and the Lenders (as defined therein) party thereto from time to time and Wilmington Trust, National Association, as Administrative Agent (as defined therein), as the same may be amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time.

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.

“Non-Recourse Indebtedness” with respect to any Person means Indebtedness of such Person for which (a) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property, including for the avoidance of doubt, assets directly related thereto or derived therefrom, identified in the instruments evidencing or securing such Indebtedness or other property of such Person financed pursuant to the Credit Facility of such Person under which such Indebtedness was incurred (provided that the aggregate principal amount of the total Indebtedness shall not exceed the purchase price or cost (including financing costs) of the properties financed thereby), (b) such properties were acquired (directly or indirectly, including through the purchase of Capital Stock of the Person owning such property), constructed or improved with the proceeds of such Indebtedness or such Indebtedness was incurred within 365 days after the acquisition (directly or indirectly, including through the purchase of Capital Stock of the Person owning such property) or completion of such construction or improvement and (c) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness which is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (i) environmental warranties, covenants and indemnities, (ii) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, deposits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics’ liens, breach of separateness covenants, and other customary exceptions, (iii) in the case of the borrower thereof only, other obligations in respect of such Indebtedness that are payable solely as a result of a voluntary or collusive non-voluntary bankruptcy filing (or similar filing or action) by such borrower or (iv) similar customary “bad-boy” guarantees.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender to the Borrower.

“Note Purchase Agreement” means the agreement to be entered into by and among the Borrower, Holdings, the other guarantors named therein, and the Purchasers (as defined therein) party thereto, attached hereto as Exhibit L.

“Obligations” means with respect to any Indebtedness, all obligations (whether in existence on the Effective Date or arising afterwards, absolute or contingent, direct or indirect) for or in respect of principal (when due, upon acceleration, upon redemption, upon mandatory repayment or repurchase pursuant to a mandatory offer to purchase, or otherwise), premium, interest, penalties, fees, indemnification, reimbursement and other amounts payable and liabilities with respect to such Indebtedness, including all interest accrued or accruing after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including, without limitation, any contract rate applicable upon default) specified in the relevant documentation, whether or not the claim for such interest is allowed as a claim in such case or proceeding.

“OFAC” has the meaning specified in Section 5.11.

“Officer,” when used with respect to the Borrower or Holdings, means the chairman of the Board of Directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Borrower or Holdings, as the case may be.

“Officers’ Certificate,” when used with respect to the Borrower or Holdings, means a certificate signed by the chairman of the Board of Directors, the president or chief executive officer, or any vice president and by the chief financial officer, the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Borrower or Holdings, as the case may be.

“Opinion of Counsel” means a written opinion signed by legal counsel of the Borrower or Holdings, who may be an employee of, or counsel to, the Borrower or Holdings, and who shall be reasonably satisfactory to the Administrative Agent.

“Other Connection Taxes” means, with respect to any Lender or Agent, Taxes imposed as a result of a present or former connection between such Lender or Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender or Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Prepayment Event” means the incurrence by the Borrower or any of its Restricted Subsidiaries of any Indebtedness, other than Indebtedness permitted under Section 6.03 (other than Refinancing Loans or any Refinancing Indebtedness which Refinances the Loans, or permitted by the Required Lenders pursuant to Section 9.02).

“Other Taxes” means all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.07).

“Outstanding Amount” means, with respect to any Loans on any date of determination, the aggregate outstanding principal amount thereof on such date, after giving effect to any Borrowings, prepayments or repayments of Loans, as the case may be, occurring on such date.

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the economic or voting Capital Stock of such Lender.

“Participant” has the meaning specified in Section 9.07(e).

“Participant Register” has the meaning specified in Section 9.07(e).

“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into Law October 26, 2001)).

“Perfection Certificate” has the meaning set forth in the Security Agreement.

“Permitted Bond Hedge” means any call or capped call option (or substantively equivalent derivative transaction) on Holdings’ Capital Stock purchased by Holdings, the Borrower or any Restricted Subsidiary in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge, less the proceeds received by Holdings, the Borrower or the Restricted Subsidiaries from the sale of any related Permitted Warrant, does not exceed the net proceeds received by Holdings, the Borrower or the Restricted Subsidiaries from the sale of such Permitted Convertible Indebtedness issued in connection with the Permitted Bond Hedge.

“Permitted Convertible Indebtedness” means Indebtedness of Holdings, the Borrower or any Restricted Subsidiary permitted to be incurred under the terms of this Agreement that is either (a) convertible or exchangeable into Capital Stock of Holdings (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such Capital Stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for Capital Stock of Holdings and/or cash (in an amount determined by reference to the price of such Capital Stock).

“Permitted Convertible Indebtedness Call Transaction” means any Permitted Bond Hedge and any Permitted Warrant.

“Permitted Hovnanian Holders” means, collectively, Ara K. Hovnanian, the members of his immediate family and the members of the immediate family of the late Kevork S. Hovnanian, the respective estates, spouses, heirs, ancestors, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, or any entity of which any of the foregoing, individually or collectively, beneficially own more than 50% of the Common Equity. Any Person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Agreement (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Lenders in accordance with this Agreement) will thereafter constitute Permitted Hovnanian Holders.

“Permitted Indebtedness” means:

(a)     Indebtedness under (i) this Agreement and the other Loan Documents, (ii) the Exchange Notes (and the Exchange Notes Guarantees), other than Additional Notes (as defined in the Exchange Notes Indenture) and (iii) other Indebtedness, including under the Existing Revolving Credit Agreement, in an aggregate amount outstanding at any one time (including for purposes of determining amounts outstanding under this clause (a)(iii), any Refinancing Indebtedness in respect thereof, which Refinancing Indebtedness shall be deemed to have been incurred under this clause (a)(iii)) not to exceed $75.0 million (and the guarantees thereof);

(b)      Indebtedness incurred under Credit Facilities in an aggregate principal amount outstanding at any one time (including for purposes of determining amounts outstanding under this clause (b), any Refinancing Indebtedness in respect thereof, which Refinancing Indebtedness shall be deemed to have been incurred under this clause (b)) not to exceed the greater of (i) $250.0 million and (ii) 10.0% of Consolidated Tangible Assets measured at the time of incurrence;

(c)     Indebtedness outstanding on the Effective Date, excluding Indebtedness constituting Permitted Indebtedness pursuant to clauses (b), (d) through (f), (h), (j), (l), and (n) through (s) below, which shall instead be incurred under such clauses;

(d)     Indebtedness in respect of obligations of Holdings and its Subsidiaries to the trustees under indentures for debt securities;

(e)     intercompany debt obligations of (i) Holdings to the Borrower, (ii) the Borrower to Holdings, (iii) Holdings or the Borrower to any Restricted Subsidiary and (iv) any Restricted Subsidiary to Holdings or the Borrower or any other Restricted Subsidiary; provided, however, that any Indebtedness of any Restricted Subsidiary or the Borrower or Holdings owed to any Restricted Subsidiary or the Borrower that ceases to be a Restricted Subsidiary shall be deemed to be incurred and shall be treated as an incurrence for purposes of Section 6.03 at the time the Restricted Subsidiary in question ceases to be a Restricted Subsidiary;

(f)     Indebtedness of Holdings or the Borrower or any Restricted Subsidiary under Hedging Obligations, in the case of any Currency Agreements or Interest Protection Agreements in a notional amount no greater than the payments due (at the time the related Currency Agreement or Interest Protection Agreement is entered into) with respect to the Indebtedness or currency being hedged, to the extent entered into in the ordinary course of business and not for speculative purposes;

(g)     Purchase Money Indebtedness and Capitalized Lease Obligations entered into in the ordinary course of business in an aggregate principal amount (including for purposes of determining amounts outstanding under this clause (g), any Refinancing Indebtedness in respect thereof, which Refinancing Indebtedness shall be deemed to have been incurred under this clause (g)) at any one time outstanding not to exceed $50.0 million;

(h)     obligations for, pledge of assets in respect of, and guaranties of, bond financings of political subdivisions or enterprises thereof in the ordinary course of business;

(i)     Indebtedness entered into in the ordinary course of business secured only by office buildings owned or occupied by Holdings or any Restricted Subsidiary, which Indebtedness does not exceed $25.0 million aggregate principal amount outstanding at any one time;

(j)     Indebtedness under warehouse lines of credit, repurchase agreements and Indebtedness secured by mortgage loans and related assets of mortgage lending Subsidiaries in the ordinary course of a mortgage lending business;

(k)     Indebtedness of Holdings, the Borrower or any Restricted Subsidiary which, together with all other Indebtedness under this clause (k), does not exceed $175.0 million aggregate principal amount outstanding at any one time, including for purposes of determining amounts outstanding under this clause (k), any Refinancing Indebtedness in respect thereof, which Refinancing Indebtedness shall be deemed to have been incurred under this clause (k);

(l)     obligations in respect of self-insurance, performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by Holdings or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business;

(m)     Indebtedness of (x) Holdings, the Borrower or a Restricted Subsidiary incurred or issued to finance an acquisition or (y) Persons that are acquired by Holdings, the Borrower or any Restricted Subsidiary or merged into or consolidated with Holdings, the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement (including designating an Unrestricted Subsidiary a Restricted Subsidiary); provided that after giving effect to such acquisition, merger or consolidation, either: (i) Holdings could incur at least $1.00 of Indebtedness pursuant to Section 6.03(a), or (ii) the Consolidated Fixed Charge Coverage Ratio would be equal to or greater than the Consolidated Fixed Charge Coverage Ratio immediately prior to such transaction or the ratio of Indebtedness of Holdings and the Restricted Subsidiaries to Consolidated Tangible Net Worth of Holdings would be equal to or less than the ratio immediately prior to such transaction;

(n)     Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(o)     Indebtedness of Holdings or any Restricted Subsidiary supported by a letter of credit (which letter of credit is incurred pursuant to another clause hereof (other than clause (l) of this definition), in a principal amount not in excess of the stated amount of such letter of credit;

(p)     Indebtedness of Holdings or any Restricted Subsidiary consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business;

(q)     Indebtedness of Holdings or any of its Restricted Subsidiaries in respect of Cash Management Services;

(r)     obligations (other than Indebtedness for borrowed money) of Holdings or any of its Restricted Subsidiaries under an agreement with any governmental authority, quasi-governmental entity, utility, adjoining (or common master plan) landowner or seller of real property, in each case entered into in the ordinary course of business in connection with the acquisition of real property, to entitle, develop or construct infrastructure thereupon; and

(s)     the incurrence by Holdings or any Restricted Subsidiary of Indebtedness deemed to exist pursuant to the terms of a joint venture agreement as a result of a failure of Holdings or such Restricted Subsidiary to make a required capital contribution therein; provided that the only recourse on such Indebtedness is limited to Holdings’ or such Restricted Subsidiary’s equity interests in the related joint venture.

“Permitted Investment” means:

(a)     Cash Equivalents;

(b)     any Investment in Holdings, the Borrower or any Restricted Subsidiary or any Person that becomes a Restricted Subsidiary as a result of such Investment or that is consolidated or merged with or into, or transfers all or substantially all of the assets of it or an operating unit or line of business to, Holdings or a Restricted Subsidiary;

(c)     any receivables, loans or other consideration taken by Holdings, the Borrower or any Restricted Subsidiary in connection with any asset sale otherwise permitted by this Agreement; provided that non-cash consideration received in an Asset Disposition or an exchange or swap of assets shall be pledged as Collateral under the Collateral Documents to the extent the assets subject to such Asset Disposition or exchange or swap of assets constituted Collateral, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Lien on the assets disposed of; provided, further, that notwithstanding the foregoing clause, up to an aggregate of $50.0 million of (i) non-cash consideration and consideration received as referred to in Section 6.07(b) and (ii) assets received pursuant to clause (d) under the definition of “Asset Disposition” may be designated by Holdings or the Borrower as Excluded Property not required to be pledged as Collateral, to the extent the documentation, instruments or agreements governing such non-cash consideration or assets, as applicable, prohibit such a pledge as Collateral;

(d)     Investments received in connection with any bankruptcy or reorganization proceeding, or as a result of foreclosure, perfection or enforcement of any Lien or any judgment or settlement of any Person in exchange for or satisfaction of Indebtedness or other obligations or other property received from such Person, or for other liabilities or obligations of such Person created, in accordance with the terms of this Agreement;

(e)     Investments in Hedging Obligations described in the definition of “Permitted Indebtedness;”

(f)     any loan or advance to an executive officer, director or employee of Holdings or any Restricted Subsidiary made in the ordinary course of business or in accordance with past practice; provided, however, that any such loan or advance exceeding $1.0 million shall have been approved by the Board of Directors of Holdings or a committee thereof consisting of disinterested members;

(g)     Investments in interests in issuances of collateralized mortgage obligations, mortgages, mortgage loan servicing, or other mortgage related assets;

(h)     obligations of Holdings or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages;

(i)     Investments in an aggregate amount at any time outstanding not to exceed the greater of (i) $125.0 million and (ii) 5.0% of Consolidated Tangible Assets (measured at the time made and without giving effect to subsequent changes in value);

(j)     Guarantees issued in accordance with Section 6.03;

(k)     Investments existing on the Effective Date not otherwise constituting Permitted Investments pursuant to clause (b) above;

(l)     Permitted Bond Hedges which constitute Investments;

(m)     extensions of trade credit and credit in connection with the sale of land owned by Holdings or a Restricted Subsidiary which is zoned by the applicable governmental authority having jurisdiction for construction and use as a detached or attached (including town homes or condominium) single-family house (but excluding mobile homes), or the sale of a detached or attached (including town homes or condominium) single-family house (but excluding mobile homes) owned by Holdings or a Restricted Subsidiary which is completed or for which there has been a start of construction and which has been or is being constructed on any such land;

(n)     obligations (but not payments thereon) with respect to homeowners association obligations, community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds and similar bonding requirements arising in the ordinary course of business of a homebuilder;

(o)     guarantee obligations, including completion guarantee or indemnification obligations (other than for the payment of borrowed money) entered into in the ordinary course of business and incurred for the benefit of any adjoining landowner, lender, seller of real property or municipal government authority (or enterprises thereof) in connection with the acquisition, construction, subdivision, entitlement and development of real property;

(p)     Investments the payment for which consists of Qualified Stock of Holdings; provided that such Qualified Stock will not increase the amount available for Restricted Payments under clause (iii) of Section 6.04(a);

(q)     advances, loans or extensions of trade credit in the ordinary course of business by Holdings or any of the Restricted Subsidiaries;

(r)     intercompany current liabilities owed to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business in connection with the cash management operations of Holdings and its Subsidiaries; and

(s)     insurance, lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business.

“Permitted Liens” means

(a)     Liens for taxes, assessments or governmental or quasi-governmental charges or claims that (i) are not yet delinquent for a period of more than 30 days, (ii) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required, or (iii) encumber solely property abandoned or in the process of being abandoned;

(b)     statutory Liens of landlords and carriers’, warehousemen’s, mechanics’, suppliers’, materialmen’s, repairmen’s or other Liens imposed by law and arising in the ordinary course of business and with respect to amounts that, to the extent applicable, either (i) are not yet delinquent for a period of more than 30 days or (ii) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required;

(c)     Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or similar legislation or other insurance related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety, stay, customs or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, performance and return-of-money bonds and other similar obligations (including letters of credit issued in lieu of any such bonds or to support the issuance thereof and including those to secure health, safety and environmental obligations);

(d)     Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, development obligations, progress payments, government contracts, utility services, developer’s or other obligations to make on-site or off-site improvements and other obligations of like nature (exclusive of obligations for the payment of borrowed money but including the items referred to in the parenthetical in clause (a)(i) of the definition of “Indebtedness”), in each case incurred in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(e)     attachment or judgment Liens not giving rise to a Default or an Event of Default;

(f)     easements, dedications, assessment district or similar Liens in connection with municipal or special district financing, rights-of-way, restrictions, reservations and other similar charges, burdens, and other similar charges or encumbrances not materially interfering with the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(g)     zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(h)     Liens securing Indebtedness incurred pursuant to clauses (a), (i) or (j) of the definition of “Permitted Indebtedness;”

(i)     Liens on the Collateral and other assets not constituting Collateral pursuant to clause (a) of the definition of “Excluded Property” securing Indebtedness (including Refinancing Indebtedness) of Holdings, the Borrower or any Restricted Subsidiary permitted to be incurred under this Agreement; provided, that the aggregate amount of all consolidated Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries (including, with respect to Capitalized Lease Obligations, the Attributable Debt in respect thereof) secured by Liens under this clause (i) together with the principal amounts outstanding under the Existing Secured Notes and any refinancing, replacement or renewal thereof that constitutes secured Indebtedness which is not permitted by and incurred under another clause of this definition of “Permitted Liens” (other than clauses (s) and (w)) shall not exceed the greater of (i) $840.0 million and (ii) 37.6% of Consolidated Tangible Assets at any one time outstanding (after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof) measured at the time of incurrence; provided that (x) the Liens under this clause (i) shall rank junior to the Liens securing the Loans and (y) any Indebtedness incurred to refund, refinance or extend (including Refinancing Indebtedness) Indebtedness secured by Liens pursuant to this clause (i) shall be permitted to be secured by Liens pursuant to this clause (i) notwithstanding that at the time of incurrence thereof, such Indebtedness may exceed the amount of Indebtedness that would then be permitted to be secured under this clause (i) due to a diminution in the amount of Consolidated Tangible Assets;

(j)     Liens securing Non-Recourse Indebtedness of Holdings, the Borrower or any Restricted Subsidiary; provided, that such Liens apply only to (i) the property financed, constructed or improved out of the net proceeds of such Non-Recourse Indebtedness within 365 days after the incurrence of such Non-Recourse Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of Holdings, the Borrower or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Non-Recourse Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property;

(k)     Liens securing Purchase Money Indebtedness; provided, that such Liens apply only to (i) the property financed, designed, installed, constructed or improved with the proceeds of such Purchase Money Indebtedness within 365 days after the incurrence of such Purchase Money Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of Holdings, the Borrower or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Purchase Money Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property;

(l)     Liens on property or assets of Holdings, the Borrower or any Restricted Subsidiary securing Indebtedness of Holdings, the Borrower or any Restricted Subsidiary owing to Holdings, the Borrower or one or more Restricted Subsidiaries;

(m)     leases, subleases, licenses or sublicenses (including of intellectual property) granted to others not materially interfering with the ordinary course of business of Holdings and the Restricted Subsidiaries;

(n)     purchase money security interests (including, without limitation, Capitalized Lease Obligations); provided, that such Liens apply only to the Property acquired and the related Indebtedness is incurred within 365 days after the acquisition of such Property;

(o)     any right of first refusal, right of first offer, option, contract or other agreement to sell an asset; provided that such sale is not otherwise prohibited under this Agreement;

(p)     any right of a lender or lenders to which Holdings, the Borrower or a Restricted Subsidiary may be indebted to offset against, or appropriate and apply to the payment of such, Indebtedness and any and all balances, credits, deposits, accounts or money of Holdings, the Borrower or a Restricted Subsidiary with or held by such lender or lenders or its Affiliates;

(q)     any pledge or deposit of cash or property in conjunction with obtaining surety, performance, completion or payment bonds and letters of credit or other similar instruments or providing earnest money obligations, escrows or similar purpose undertakings or indemnifications in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(r)     Liens for homeowner, condominium, property owner association developments and similar fees, assessments and other payments;

(s)     Liens securing Refinancing Indebtedness (except Liens securing Refinancing Indebtedness in respect of Indebtedness secured pursuant to clause (i), (qq) and (rr) under this definition); provided, that such Liens extend only to the assets securing the Indebtedness being refinanced and have the same or junior priority as the initial Liens;

(t)     Liens incurred in the ordinary course of business as security for the obligations of Holdings, the Borrower and the Restricted Subsidiaries with respect to indemnification in respect of title insurance providers;

(u)     Liens on property of a Person existing at the time such Person is merged with or into or consolidated with Holdings or any Subsidiary of Holdings or becomes a Subsidiary of Holdings; provided, that such Liens were in existence prior to the contemplation of such merger or consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with Holdings or the Subsidiary or acquired by Holdings or its Subsidiaries;

(v)     Liens on property existing at the time of acquisition thereof by Holdings or any Subsidiary of Holdings, provided, that such Liens were in existence prior to the contemplation of such acquisition;

(w)     Liens existing on the Effective Date (other than Liens securing obligations under the Existing Secured Notes or the Senior Secured Super Priority Term Loan Credit Agreement) and any extensions, renewals, refinancings or replacements thereof;

(x)     Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(y)     pledges, deposits and other Liens existing under, or required to be made in connection with, (i) earnest money obligations, escrows or similar purpose undertakings or indemnifications in connection with any purchase and sale agreement, (ii) development agreements or other contracts entered into with governmental authorities (or an entity sponsored by a governmental authority) in connection with the entitlement of real property or (iii) agreements for the funding of infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, subdivision improvement bonds and similar bonding requirements arising in the ordinary course of business of a homebuilder;

(z)     Liens securing obligations of Holdings or any Restricted Subsidiary to any third party in connection with any option, repurchase right or right of first refusal to purchase real property granted to the master developer or the seller of real property that arises as a result of the non-use or non-development of such real property by Holdings or any Restricted Subsidiary and joint development agreements with third parties to perform and/or pay for or reimburse the costs of construction and/or development related to or benefiting property (and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom) of Holdings or any Restricted Subsidiary and property belonging to such third parties, in each case entered into in the ordinary course of business; provided that such Liens do not at any time encumber any property, other than the property (and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom) financed by such Indebtedness and the proceeds and products thereof;

(aa)     Liens securing Hedging Obligations and Cash Management Services permitted to be incurred under this Agreement, so long as the related Indebtedness is, and is permitted under this Agreement to be, secured by a Lien on the same property securing such Hedging Obligations or Cash Management Services;

(bb)     Liens arising from Uniform Commercial Code (or equivalent statute) financing statement filings regarding operating leases or consignments entered into by Holdings or any Restricted Subsidiary in the ordinary course of business;

(cc)     Liens in favor of the Borrower or any other Loan Party;

(dd)     deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business;

(ee)     Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(ff)     Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision on items in the course of collection, (ii) attaching to pooling, commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking or other financial institutions or electronic payment service providers arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry;

(gg)     the rights reserved or vested in any Person by the terms of any lease, license, grant or permit held by Holdings or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(hh)     restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with;

(ii)     security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(jj)     zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements and contract zoning agreements;

(kk)     Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Holdings or any Restricted Subsidiary in the ordinary course of business;

(ll)     any Lien granted pursuant to a security agreement between Holdings, the Borrower or any Restricted Subsidiary and a licensee of their intellectual property to secure the damages, if any, of such licensee resulting from the rejection by Holdings, the Borrower or such Restricted Subsidiary of such licensee in a bankruptcy, reorganization or similar proceeding with respect to the Holdings, the Borrower or such Restricted Subsidiary; provided that such Liens do not cover any assets other than the intellectual property subject to such license;

(mm)     Liens on the Equity Interests of Unrestricted Subsidiaries;

(nn)     any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(oo)     Liens on property or assets used to defease or to irrevocably satisfy and discharge Indebtedness; provided that such defeasance or satisfaction and discharge is not prohibited by this Agreement;

(pp)     easements, rights-of-way, dedications, covenants, conditions, restrictions, reservations and assessment district or similar Liens in connection with municipal or special district financing, agreements with adjoining landowners or state or local government authorities, quasi-governmental entities or utilities and other similar charges or encumbrances incurred in the ordinary course of business and which do not, in the aggregate, materially interfere with the ordinary course of business of Holdings and its Subsidiaries;

(qq)     Liens on the Collateral and other assets not constituting Collateral pursuant to clause (a) of the definition of “Excluded Property” securing Indebtedness (including Refinancing Indebtedness) of the Borrower or any other Loan Party incurred under Credit Facilities that constitute revolving credit loans, term loans, letters of credit or similar lines of credit in an aggregate amount at any time outstanding, together with the principal amounts then outstanding under this Agreement and any refinancing, replacement or renewal thereof that constitutes Secured Indebtedness which is not permitted by and incurred under another clause of this definition of “Permitted Liens” (other than clauses (s) and (w)), not to exceed the greater of (i) $125.0 million and (ii) 5.6% of Consolidated Tangible Assets measured at the time of the incurrence; provided that (i) any Indebtedness incurred to refund, refinance or extend (including Refinancing Indebtedness) Indebtedness secured by Liens pursuant to this clause (qq) shall be permitted to be secured by Liens pursuant to this clause (qq) notwithstanding that at the time of incurrence thereof, such Indebtedness may exceed the amount of Indebtedness that would then be permitted to be secured under this clause (qq) due to a diminution in the amount of Consolidated Tangible Assets and (ii) the Liens under this clause (qq) shall have the same or junior priority as the Liens securing the Loans (or, if prior to the Closing date, the Liens securing loans made pursuant to the Senior Secured Super Priority Term Loan Credit Agreement); and

(rr)     Liens, including Liens on Collateral, securing obligations (including Indebtedness and Refinancing Indebtedness) not to exceed $50.0 million at any one time outstanding; provided that (x) any Liens on the Collateral incurred under this clause (rr) securing Indebtedness (or Obligations in respect thereof) in an amount up to $25.0 million at any one time outstanding shall have the same or junior priority as the Liens securing the Loans and (y) any Liens on the Collateral incurred under this clause (rr) securing Indebtedness (or Obligations in respect thereof) in excess of $25.0 million shall have junior priority to the Liens securing the Loans (or, in each case, if prior to the Closing date, the Liens securing loans made pursuant to the Senior Secured Super Priority Term Loan Credit Agreement);

For purposes of determining compliance with this definition, (x) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this definition but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition.

To the extent that Liens on the Collateral permitted to be incurred under any of clauses (i), (qq) or (rr) are required thereunder to be junior to the Liens securing the Loans, such Liens shall be junior pursuant to an Intercreditor Agreement.

“Permitted Warrant” means any call option on, warrant or right to purchase (or substantively equivalent derivative transaction) Holdings’ Capital Stock sold by Holdings, the Borrower or any Restricted Subsidiary substantially concurrently with any purchase by Holdings, the Borrower or any Restricted Subsidiary of a related Permitted Bond Hedge.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge” has the meaning specified in Section 9.07(i).

“Pledgee” has the meaning specified in Section 9.07(i).

“Pledge Agreement” means the Pledge Agreement among the Borrower, the other Grantors named therein and the Administrative Agent, dated as of the Closing Date, which shall be substantially in the form of Exhibit J-2.

“Pledging Lender” has the meaning specified in Section 9.07(i).

“Preferred Stock” of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

“Prepayment Notice” has the meaning specified in Section 2.03(a), which shall be substantially in the form of Exhibit A-2.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities or the Outstanding Amount of such Lender’s Loans under such Facility at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities or the aggregate Outstanding Amount of all Loans under such Facility at such time.

“Property” of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

“Public Filings” means Holding’s annual report on Form 10-K for the fiscal year ended October 31, 2017, each subsequently filed quarterly report on Form 10-Q and current report on Form 8-K (other than Items 2.02 and 7.01) and all other documents filed by Holdings with the Securities and Exchange Commission since November 1, 2017 under Section 13(a), 13(c), 14 and 15(d) of the Exchange Act on or prior to the Effective Date (other than Items 2.02 and 7.01 of a Form 8-K).

“Purchase Money Indebtedness” means Indebtedness of Holdings, the Borrower or any Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price, or the cost of design, installation, construction, lease or improvement, of any property to be used in the business of Holdings, the Borrower and the Restricted Subsidiaries; provided, however, that (a) the aggregate principal amount of such Indebtedness shall not exceed such purchase price or cost (including financing costs) and (b) such Indebtedness shall be incurred no later than 365 days after the acquisition of such property or completion of such design, installation, construction, lease or improvement.

“Purchasing Borrower Party” means Holdings or any subsidiary of Holdings.

“Qualified Stock” means Capital Stock of Holdings other than Disqualified Stock.

“Rating Agency” means a statistical rating agency or agencies, as the case may be, nationally recognized in the United States and selected by Holdings (as certified by a resolution of the Board of Directors of Holdings) which shall be substituted for S&P or Moody’s, or both, as the case may be.

“Real Estate Business” means homebuilding, housing construction, real estate development or construction and the sale of homes and related real estate activities, including the provision of mortgage financing or title insurance.

“Refinancing Indebtedness” means Indebtedness (to the extent not Permitted Indebtedness) that refunds, refinances or extends any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary (other than Non-Recourse Indebtedness and Permitted Indebtedness described under clauses (d) through (f), (h) through (j), (l), and (n) through (s) of the definition thereof), but only to the extent that:

(a)     the Refinancing Indebtedness is subordinated, if at all, to the Loans or the Guarantees, as the case may be, to the same extent as the Indebtedness being refunded, refinanced or extended,

(b)     the Refinancing Indebtedness is scheduled to mature either (x) no earlier than the Indebtedness being refunded, refinanced or extended or (y) after the maturity date of the Loans,

(c)     the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Loans has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Loans, and

(d)     such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended (plus all accrued interest thereon and the amount of any premiums (including tender premiums) and fees, costs and expenses incurred in connection with the refinancing thereof);

provided, that for purposes of determining the principal amount outstanding under clauses (a)(iii), (b), (g), and (k) of “Permitted Indebtedness” and clauses (i), (qq) and (rr) of “Permitted Liens,” the principal amount referred to in such clauses shall be calculated excluding any principal amount that was incurred in respect of amounts set forth in the parenthetical in clause (d) of this definition and such principal amount shall nonetheless be permitted under such clauses.

“Refinancing Lender” has the meaning specified in Section 2.14(b)

“Refinancing Loan Amendment” has the meaning specified in Section 2.14(b).

“Refinancing Loan Facility” means a facility providing for the Borrowing of Refinancing Loans.

“Refinancing Loan Series” has the meaning specified in Section 2.14(b).

“Refinancing Loans” has the meaning specified in Section 2.14(b).

“Register” has the meaning specified in Section 9.07(c).

“Related Indemnitee” has the meaning specified in Section 9.05.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the environment, or into, from or through any structure or facility.

“repayment” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Replacement Amendment” has the meaning specified in Section 2.14(a).

“Replacement Commitments” has the meaning specified in Section 2.14(a).

“Replacement Commitment Series” has the meaning specified in Section 2.14(a).

“Replacement Commitments” has the meaning specified in Section 2.14(a).

“Replacement Effective Date” has the meaning specified in Section 2.14(a).

“Replacement Lender” has the meaning specified in Section 2.14(a).

“Replacement Loans” has the meaning specified in Section 2.14(a).

“Required Lenders” means, as of any date of determination, (i) prior to the Conversion Date, Lenders having more than 50% of the Aggregate Exposure of all Lenders on such date; provided, that the Aggregate Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (ii) on or after the Conversion Date, Lenders having more than 50% of the Total Outstandings on such date; provided, that the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, executive vice president, vice president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, controller or other similar officer of a Loan Party or, in the case of any foreign Subsidiary, any duly appointed authorized signatory or any director or managing member of such Person and, as to any document delivered on the Closing Date, any secretary or assistant secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Investment” means any Investment other than a Permitted Investment.

“Restricted Payment” means any of the following:

(a)     the declaration or payment of any dividend or any other distribution on Capital Stock of Holdings, the Borrower or any Restricted Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Holdings, the Borrower or any Restricted Subsidiary (other than (i) dividends or distributions payable solely in Qualified Stock and (ii) in the case of the Borrower or Restricted Subsidiaries, dividends or distributions payable to Holdings, the Borrower or a Restricted Subsidiary);

(b)     the purchase, redemption or other acquisition or retirement for value of any Capital Stock of Holdings, the Borrower or any Restricted Subsidiary (other than a payment made to Holdings, the Borrower or any Restricted Subsidiary);

(c)     any Investment (other than any Permitted Investment), including any Investment in an Unrestricted Subsidiary (including by the designation of a Subsidiary of Holdings as an Unrestricted Subsidiary); and

(d)     the purchase, repurchase, redemption, acquisition or retirement for value, prior to the date for any scheduled maturity, sinking fund or amortization or other principal installment payment, of any Subordinated Indebtedness (other than (i) Indebtedness permitted under clause (d) of the definition of “Permitted Indebtedness” or (ii) the purchase, repurchase, redemption, defeasance, or other acquisition or retirement of Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, amortization or principal installment or final maturity, in each case due within one year of the date of purchase, repurchase, redemption, defeasance or other acquisition or retirement).

“Restricted Subsidiary” means any Subsidiary of Holdings which is not an Unrestricted Subsidiary.

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Sanctioned Country” has the meaning specified in Section 5.11(a).

“Sanctions” has the meaning specified in Section 5. 11 (a).

“Secured Parties” means, collectively, the Administrative Agent, the Mortgage Tax Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Senior Secured Super Priority Term Loan Credit Agreement” means that certain Credit Agreement, dated as of July 29, 2016, among the Borrower, Holdings, the other guarantors party thereto, each lender from time to time party thereto and Wilmington Trust, National Association, as administrative agent and as collateral agent, as the same has or may be amended, amended and restated, supplemented or otherwise modified from time to time.

“Security Agreement” means the Security Agreement among the Borrower, the other Grantors named therein and the Administrative Agent, dated as of the Closing Date, which shall be substantially in the form of Exhibit J-1.

“Significant Subsidiary” means any Subsidiary of Holdings which would constitute a “significant subsidiary” as defined in Rule 1-02(w)(1) or (2) of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Effective Date.

“Specified Representations” means the representations and warranties set forth in Section 5.01, Section 5.02, Section 5.03, Section 5.04, Section 5.06(a), Section 5.08, Section 5.09, Section 5.10, Section 5.11 and 5.19.

“Specified Transactions” shall mean (1) the consummation of the Existing Unsecured Notes Exchange, (2) the entry into and effectiveness of the New Term Loan Credit Agreement, and the borrowing of the First Draw Term Loans (as defined therein) thereunder, (3) the 7.000% Notes Refinancing (as defined in the New Term Loan Credit Agreement), (4) the entry into and effectiveness of this Agreement and the Initial Borrowing hereunder, (5) the refinancing of all Obligations outstanding under the Senior Secured Super Priority Term Loan Credit Agreement and (6) the entry into and effectiveness of the Note Purchase Agreement and the consummation of transactions contemplated thereby.

“Subordinated Indebtedness” means Indebtedness subordinated in right of payment to the Loans pursuant to a written agreement.

“Subsidiary” of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

“Subsidiary Guarantor” has the meaning specified in the introductory paragraph to this Agreement.

“Successor” has the meaning specified in Section 6.11(i).

“Supplemental Administrative Agent” has the meaning specified in Section 8.10(a) and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” has the meaning specified in Section 8.08(a).

“Total Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Loans on such date.

“tranche” shall have the meaning specified in Section 2.13(a).

“Transaction Date” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to the creation or perfection of a security interest in any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unrestricted Subsidiary” means any Subsidiary of Holdings so designated by a resolution adopted by the Board of Directors of Holdings or a duly authorized committee thereof as provided below; provided, that the holders of Indebtedness thereof do not have direct or indirect recourse against Holdings, the Borrower or any Restricted Subsidiary, and neither Holdings, the Borrower nor any Restricted Subsidiary otherwise has liability for, any payment obligations in respect of such Indebtedness (including any undertaking, agreement or instrument evidencing such Indebtedness), except, in each case, to the extent that the amount thereof constitutes a Restricted Payment or Permitted Investment permitted by this Agreement, in the case of Non-Recourse Indebtedness, to the extent such recourse or liability is for the matters discussed in the last sentence of the definition of “Non-Recourse Indebtedness,” or to the extent such Indebtedness is a guarantee by such Subsidiary of Indebtedness of Holdings, the Borrower or a Restricted Subsidiary. As of the Effective Date, the Unrestricted Subsidiaries are the Subsidiaries of Holdings named in Schedule 1.01 hereto.

Subject to the foregoing, the Board of Directors of Holdings or a duly authorized committee thereof may designate any Subsidiary in addition to those named above to be an Unrestricted Subsidiary; provided, however, that (a) the net amount (the “Designation Amount”) then outstanding of all previous Investments by Holdings and the Restricted Subsidiaries in such Subsidiary will be deemed to be a Restricted Payment at the time of such designation and will reduce the amount available for Restricted Payments under Section 6.04 hereof to the extent provided therein, (b) Holdings must be permitted under Section 6.04 hereof or pursuant to the definition of “Permitted Investment” to make the Restricted Payment deemed to have been made pursuant to clause (a) of this paragraph, and (c) after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. In accordance with the foregoing, and not in limitation thereof, Investments made by any Person in any Subsidiary of such Person prior to such Person’s merger with Holdings or any Restricted Subsidiary (but not in contemplation or anticipation of such merger) shall not be counted as an Investment by Holdings or such Restricted Subsidiary if such Subsidiary of such Person is designated as an Unrestricted Subsidiary.

The Board of Directors of Holdings or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that (a) the Indebtedness of such Unrestricted Subsidiary as of the date of such redesignation could then be incurred under Section 6.03 hereof and (b) immediately after giving effect to such redesignation and the incurrence of any such additional Indebtedness, (i) Holdings and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under Section 6.03(a) hereof or (ii) the Consolidated Fixed Charge Coverage Ratio would be equal to or greater than the Consolidated Fixed Charge Coverage Ratio immediately prior to such redesignation or the ratio of Indebtedness of Holding and the Restricted Subsidiaries to Consolidated Tangible Net Worth of Holdings would be equal to or less than the ratio immediately prior to such redesignation. Any such designation or redesignation by the Board of Directors of Holdings or a committee thereof will be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors of Holdings or a committee thereof giving effect to such designation or redesignation and an Officers’ Certificate certifying that such designation or redesignation complied with the foregoing conditions and setting forth the underlying calculations of such Officers’ Certificate. The designation of any Person as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such Person as Unrestricted Subsidiaries; provided, however, that the ownership of the general partnership interest (or a similar member’s interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of Holdings of which more than 95% of the equity interest is held by Holdings or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

“U.S. Person” means any Person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate” has the meaning set forth in Section 3.01(f)(ii)(B)(3).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness or portion thereof at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including, without limitation, payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the sum of all such payments described in clause (a)(i) of this definition.

“Withholding Agent” means any Loan Party, the Administrative Agent and, for U.S. federal income tax purposes only, any other withholding agent.

SECTION 1.02     Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided:

(a)     an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(b)    “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section, Article or other subdivision;

(c)     all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to this Agreement unless otherwise indicated;

(d)     references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations); and

(e)     in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions, the Borrower may classify such transaction as it, in its sole discretion, determines.

SECTION 1.03     Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York time (daylight or standard, as applicable).

SECTION 1.04     Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be.

ARTICLE II

THE COMMITMENTS AND BORROWINGS

SECTION 2.01     Commitments and Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans in Dollars to the Borrower (each such loan, an “Initial Loan”) from time to time, on any Business Day during the applicable Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Initial Commitment; provided that, after giving effect to any Borrowing, the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Initial Commitment. Within the limits of each Lender’s Initial Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and, prior to the Conversion Date, reborrow under this Section 2.01. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed on or after the Conversion Date.

SECTION 2.02     Borrowings.

(a)     Each Borrowing of Loans shall be made upon the Borrower’s irrevocable delivery to the Administrative Agent of a Loan Notice (which may be given by telephone as provided below), appropriately completed and signed by a Responsible Officer of the Borrower. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (noon) one (1) Business Day prior to the requested date of any Borrowing of Loans. Each telephonic notice delivered pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i)  the requested date of the Borrowing, (which shall be a Business Day), (ii) the principal amount of Loans to be borrowed and (iii)  the account of the Borrower to be credited with the proceeds of such Borrowing.

(b)     Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Pro Rata Share of the applicable Class of Loans. In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Subject to the terms and conditions hereof, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to the Administrative Agent by the Borrower.

(c)     The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

SECTION 2.03     Prepayments.

(a)     (i) The Borrower may, at its option, upon notice to the Administrative Agent (a “Prepayment Notice”), at any time, voluntarily prepay the principal outstanding amount of the Initial Loans made to the Borrower, in whole or in part, plus (a) all accrued and unpaid interest on the principal amount to be prepaid to, but excluding the date of, prepayment and (b) in the case of a voluntary prepayment (other than in connection with a payment made in accordance with Section 6.16(e) pursuant to a Change of Control Offer) made on or after the Conversion Date but prior to the first anniversary of the Conversion Date, a premium in an amount equal to 1.00% of the aggregate principal amount of the Initial Loans so prepaid; provided, that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m., one (1) Business Day prior to any date of prepayment; (2) any prepayment of Initial Loans shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. The Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Each prepayment of the Loans pursuant to this Section 2.03(a) shall be applied among the Facilities in such amounts as the relevant Borrower may direct in its sole discretion (and absent such direction, pro rata among the Facilities and in direct order of maturity). Each prepayment made by any Borrower in respect of a particular Facility shall be paid to the Administrative Agent for the account of (and to be promptly disbursed to) the Appropriate Lenders in accordance with their respective Pro Rata Shares. The Administrative Agent shall have no obligation to calculate, or confirm the accuracy of, any prepayment premium.

(ii)     Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.03(a)(i) if such prepayment would have resulted from (A) a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed or (B) the refinancing of all or a portion of the Facilities pursuant to a permitted refinancing hereunder, which refinancing shall not be consummated or shall otherwise be delayed. Notices of prepayment may, at the Borrower’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an Equity Offering, another offering or another transaction or event.

(iii)     On and after the Conversion Date, in the event and on each occasion that Holdings, the Borrower or any Restricted Subsidiary makes an Asset Disposition which results in the realization or receipt of Net Cash Proceeds, such Net Cash Proceeds of an Asset Disposition shall, subject to Section 2.03(c) below, within one year, at Holding’s election:

(A)     be used pursuant to Section 2.03(a)(vi),

(B)     be used to permanently prepay or permanently repay any (i) Indebtedness which had been secured by the assets sold in the relevant Asset Disposition, or (ii) Indebtedness of a Restricted Subsidiary that is not a Guarantor, or

(C)     be used to permanently prepay or permanently repay, subject to Section 2.03(b)(iii), the Loans, and, if Holdings or a Restricted Subsidiary elects or is required to do so, to repay, purchase or redeem any unsubordinated Indebtedness (on a pro rata basis if the amount available for such repayment, purchase, or redemption is less than the aggregate amount of (x) the aggregate principal amount of Loans held by the Lenders who have not provided a Rejection Notice pursuant to Section 2.03(b)(iii) and (y) the lesser of the principal amount, or accreted value, of such unsubordinated Indebtedness tendered or to be repaid, repurchased or redeemed, plus, in each case, accrued interest to the date of repayment, purchase or redemption) at 100% of the principal amount or accreted value thereof, as the case may be, plus accrued and unpaid interest, if any, to the date of repurchase, repayment or redemption;

provided that pending any such application under this Section 2.03(a)(iii), Net Cash Proceeds may be used to temporarily reduce Indebtedness or otherwise be invested in any manner not prohibited by this Agreement.

(iv)     On or after the Conversion Date, in the event and on each occasion that a Casualty Event occurs, which results in the realization or receipt of Net Cash Proceeds, such Net Cash Proceeds of a Casualty Event shall, within one year, at Holding’s election:

(A)     be used pursuant to Section 2.03(a)(vi),

(B)     be used to permanently prepay or permanently repay any (i) Indebtedness which had been secured by the assets that are the subject of such Casualty Event, or (ii) Indebtedness of a Restricted Subsidiary that is not a Guarantor, or

(C)     be used to permanently prepay or permanently repay, subject to Section 2.03(b)(iii), the Loans, and, if Holdings or a Restricted Subsidiary elects or is required to do so, to repay, purchase or redeem any unsubordinated Indebtedness (on a pro rata basis if the amount available for such repayment, purchase, or redemption is less than the aggregate amount of (x) the aggregate principal amount of Loans held by the Lenders who have not provided a Rejection Notice pursuant to Section 2.03(b)(iii), and (y) the lesser of the principal amount, or accreted value, of such unsubordinated Indebtedness tendered or to be repaid, repurchased or redeemed, plus, in each case, accrued interest to the date of repayment, purchase or redemption) at 100% of the principal amount or accreted value thereof, as the case may be, plus accrued and unpaid interest, if any, to the date of repurchase, repayment or redemption;

provided that pending any such application under this Section 2.03(a)(iv), Net Cash Proceeds may be used to temporarily reduce Indebtedness or otherwise be invested in any manner not prohibited by this Agreement.

(v)     On or after the Conversion Date, in the event and on each occasion that any Other Prepayment Event occurs, which results in the realization or receipt of Net Cash Proceeds, the Borrower shall prepay, or cause to be prepaid, subject to Section 2.03(b)(iii), on or prior to the date which is ten (10) Business Days after the date of realization or receipt of such Net Cash Proceeds, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds realized or received.

(vi)     In lieu of the prepayments set forth in clauses (iii), (iv) and (v) above, with respect to any Net Cash Proceeds realized or received with respect to any Asset Disposition or any Casualty Event, the Borrower or any of the Restricted Subsidiaries may, at its option, reinvest the Net Cash Proceeds from such event (or a portion thereof) within 12 months after receipt of such Net Cash Proceeds in assets (including Capital Stock of any Person that is or will be a Restricted Subsidiary following investment therein) used or useful in a Real Estate Business (to the extent the assets that were the subject of such Asset Disposition or Casualty Event were Collateral, such reinvested assets (other than Excluded Property) shall be pledged as Collateral under the Collateral Documents to the extent required by Section 6.14(b) hereto, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Liens on the assets disposed of).

(vii)     If, prior to the Conversion Date, for any reason the aggregate Outstanding Amount of the Loans at any time exceeds the Aggregate Commitments then in effect, the Borrower shall promptly prepay Loans in an aggregate amount equal to such excess.

(b)     Application of Prepayments.

(i)      All prepayments required to be made pursuant to Section 2.03(a)(iii), (iv), (v), and (vii) shall be applied to prepay the Loans among the various Classes thereof on a ratable basis (in accordance with the aggregate outstanding principal amount of the Loans of each such Class) in order of maturity, unless otherwise agreed among the Borrower and the lenders providing Extended Loans in accordance with Section 2.13 (it being understood that, in any case, the Initial Loans shall not be allocated any less than such Class’s pro rata share of such prepayment). Unless otherwise provided herein, each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares.

(ii)     [Reserved].

(iii)     Declined Proceeds. The Borrower shall notify the Administrative Agent in writing of any mandatory prepayments of Loans required to be made pursuant to Section 2.03(a)(iii), (iv), (v), and (vii) no less than ten (10) Business Days before the date of such mandatory prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of each Lender’s Pro Rata Share, or other applicable share provided for under this Agreement. Each Lender may reject all or a portion of its Pro Rata Share, or other applicable share provided for under this Agreement, of such mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Loans, by providing written notice to the Administrative Agent (a “Rejection Notice”) no later than 5:00 p.m., New York time, five (5) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. A Rejection Notice from a Lender shall specify the principal amount of the mandatory repayment of Loans to be declined by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, or the Rejection Notice fails to specify the principal amount of the Loans to be declined, it will be deemed an acceptance of the total amount of such mandatory prepayment of Loans.

(iv)     Any Declined Proceeds may be used by Holdings, the Borrower and the Subsidiaries for general corporate purposes (including, for the avoidance of doubt, the repayment or repurchase of Indebtedness), subject to the other covenants hereunder.

(c)     Threshold. Notwithstanding the foregoing, the Borrower will not be required to make a prepayment from such Net Cash Proceeds in accordance with Section 2.03(a)(iii) except to the extent that such Net Cash Proceeds, together with the aggregate Net Cash Proceeds of prior Asset Dispositions (other than those so used) which have not been applied in accordance with this Section 2.03 and as to which no prior prepayments or repayments shall have been made, exceed $25.0 million.

SECTION 2.04     Termination of Commitments.

(a)     Optional. The Borrower may, prior to the Conversion Date, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days’ prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount (A) of $250,000 or any whole multiple of $50,000 in excess thereof or (B) equal to the entire remaining amount of the Commitments of any Class. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from the refinancing of all of the Facilities, which issuance or refinancing shall not be consummated or otherwise shall be delayed.

(b)     Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the unused Commitments of any Class under this Section 2.04(a). Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced except as otherwise provided in this Agreement (including the termination of the Commitment of any Lender as provided in Section 2.15 or Section 3.07). All commitment fees accrued until the effective date of any termination of the Commitments of any Class shall be paid to the Appropriate Lenders on the effective date of such termination.

(c)     Conversion Date. The Initial Commitment of the Initial Lenders shall be automatically and permanently reduced to $0 on the Conversion Date.

(d)     Closing Date. If the Closing Date does not occur on or prior to the Commitment Termination Date, the Initial Commitments shall immediately and automatically terminate.

SECTION 2.05     Repayment of Loans

Payment at Maturity. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the ratable account of each Lender the then unpaid principal amount of the Loans on the Maturity Date of the applicable Facility in an amount equal to the aggregate principal amount of all Loans of such Class outstanding on such date.

SECTION 2.06     Interest.

(a)     Subject to the provisions of Section 2.06(b),  each Initial Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Applicable Rate.

(b)     While any Event of Default set forth in Sections 7.01(i) or (ii) (as applicable) exists with respect to the payment of any principal, interest or fees, or any Event of Default set forth in Sections 7.01(vii) or (viii), the Borrower shall pay interest on all overdue amounts hereunder at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)     Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

SECTION 2.07     Fees.

The Borrower shall pay or cause to be paid to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

SECTION 2.08     Computation of Interest and Fees. All computations of interest and other fees shall be made on the basis of a year of three hundred and sixty (360) days, as the case may be, and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.09     Evidence of Indebtedness.

(a)     The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent in accordance with Section 9.07(c), acting as a non-fiduciary agent solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by each Lender shall be prima facie evidence absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loan Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register in respect of such matters, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)     Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.09(a), and by each Lender in its account or accounts pursuant to Section 2.09(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.10     Payments Generally.

(a)     Except as otherwise required by applicable Law, all payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than noon, 12:00 p.m., on the Business Day specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after noon, 12:00 p.m., shall be deemed received on the next succeeding Business Day in the Administrative Agent’s sole discretion and any applicable interest or fee shall continue to accrue to the extent applicable.

(b)     Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i)     if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the applicable Federal Funds Rate from time to time in effect; and

(ii)     if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any Default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.10(b) shall be conclusive, absent manifest error.

(c)     If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)     The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(e)     Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)     Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in clauses First through Last of Section 7.03. If the Administrative Agent receives funds for application to the Loan Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the Outstanding Amount of all Loans outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Loan Obligations then owing to such Lender.

SECTION 2.11     Sharing of Payments. If any Lender shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise, and other than (x) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or Participant or (y) as otherwise expressly provided elsewhere herein, including, without limitation, as provided in or contemplated by Section 2.13,Section 2.13(a) Section 2.14 or Section 9.01) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Lenders such participations in the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them (and notify the Administrative Agent of such purchase); provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 9.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of setoff, but subject to Section 9.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records and maintain entries in the Register (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.11 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.11 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Loan Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Loan Obligations purchased.

SECTION 2.12     [Reserved].

SECTION 2.13     Extensions of Loans.

(a)     On and after the Conversion Date, notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of any Class of Loans with a like Maturity Date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of such Loans) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the Maturity Date of each such Lender’s Loans and otherwise modify the terms of such Loans, subject to the provisions below, pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the fees (other than fees on undrawn amounts) payable in respect of such Loans (and related outstandings) (each, an “Extension”, and each group of Loans, in each case as so extended, as well as the original Initial Loans (in each case not so extended), being a “tranche”; any Extended Loans shall constitute a separate tranche of Loans from the tranche of Loans from which they were converted), so long as the following terms are satisfied:

(i)     no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders or at the time of the effectiveness of the Extension;

(ii)     except as to interest rates, fees, amortization, final Maturity Date, premium, required prepayment dates and participation in prepayments (which shall, subject to the immediately succeeding clauses (iii), (iv) and (v), be determined between the Borrower and set forth in the relevant Extension Offer), the Loans of any Lender that agrees to an Extension with respect to such Loans (an “Extending Lender”) extended pursuant to any Extension (“Extended Loans”) shall have the same terms as the tranche of Loans subject to such Extension Offer;

(iii)     the final Maturity Date of any Extended Loans shall be no earlier than the Latest Maturity Date of the Loans extended thereby;

(iv)     the Weighted Average Life to Maturity of any Extended Loans shall be no shorter than the Weighted Average Life to Maturity of the Loans extended thereby;

(v)     any Extended Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary repayments or prepayments hereunder, in each case as specified in the respective Extension Offer;

(vi)     if the aggregate principal amount of Loans (calculated on the face amount thereof), in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(vii)     all documentation in respect of such Extension shall be consistent with the foregoing, and the covenants and events of default applicable to any Extended Loans shall be substantially identical to, or, taken as a whole, no more favorable to the Lenders providing such Extended Loans than those applicable to the Loans subject to such Extension Offer;

(viii)     the Extended Loans are not secured by any assets or property that does not constitute Collateral, and are not guaranteed by any Subsidiary of Holdings that is not a Subsidiary Guarantor; and

(ix)     any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.

(b)     With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute payments or prepayments for purposes of Section 2.03 and (ii) shall be in an integral multiple of $1.0 million and in an aggregate principal amount that is not less than $10.0 million, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and which may be waived by the Borrower, but not less than $10.0 million) of Loans of any or all applicable tranches be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer (which shall be consistent with the foregoing provisions of this Section 2.13)) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.03, 2.11 and 9.01) or any other Loan Document that may otherwise prohibit or conflict with any such Extension or any other transaction contemplated by this Section.

(c)     No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans (or a portion thereof). All Extended Loans and all obligations in respect thereof shall be Loan Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Loan Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Loans so extended and such technical amendments as may be necessary in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section.

(d)     In connection with any Extension, the Borrower shall provide the Administrative Agent at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the Facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.13.

SECTION 2.14     Replacement and Refinancing Facilities.

(a)     Replacement of Commitments.

(i)     Prior to the Conversion Date, the Borrower may by written notice to Administrative Agent elect to request the establishment of one or more additional revolving facilities providing for revolving commitments (“Replacement Commitments” and the revolving loans thereunder, “Replacement Loans”) which Refinances one or more Classes of Commitments (and corresponding Loans) under this Agreement; provided, that any such Replacement Commitments may not be in an aggregate principal amount greater than the Commitments being refinanced plus unpaid accrued interest, fees, expenses and premium (if any) thereon and underwriting discounts, fees, commissions and expenses in connection with the Replacement Commitments and/or Replacement Loans. Each such notice shall specify the date (each, a “Replacement Effective Date”) on which the Borrower proposes that the Replacement Commitments shall become effective (each such date, the “Replacement Effective Date”), which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(A)     no Replacement Commitment shall have a scheduled principal installment payment date or Commitment reduction or termination date prior to the Maturity Date applicable to the Commitments being Refinanced;

(B)     other than as provided in Section 2.14(a)(i) above, Replacement Commitments shall have terms and conditions agreed to by the Borrower and the lenders providing such Replacement Commitments, but shall be substantially the same as (or, taken as a whole, no more favorable to, the lenders providing such Replacement Commitments than) those applicable to the Commitments then outstanding, except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date;

(C)     the Loan Parties and the Administrative Agent shall (i) enter into such amendments to the Collateral Documents as may be reasonably requested by the Replacement Lenders (which shall not require any consent from any Lender) in order to ensure that the Replacement Commitments and the Replacement Loans are provided with the benefit of the applicable Collateral Documents on a pari passu basis with the other Obligations and (ii) deliver such other documents and certificates as may be reasonably requested by the Replacement Lenders.

(ii)     The Borrower may approach any Lender or any other Person that would be an Eligible Assignee to provide all or a portion of the Replacement Commitments (a “Replacement Lender”); provided that any Lender offered or approached to provide all or a portion of the Replacement Commitments may elect or decline, in its sole discretion, to provide a Replacement Commitment and the selection of Replacement Lenders shall be subject to any consent that would be required pursuant to Section 9.07(b) hereof. Any Replacement Commitment made on any Replacement Effective Date shall be designated a series (a “Replacement Commitment Series”) of Replacement Commitments for all purposes of this Agreement; provided that any Replacement Commitments may, to the extent provided in the applicable Replacement Amendment, be designated as an increase in any previously established Replacement Commitment Series.

(iii)     The Replacement Commitments shall be established pursuant to an amendment to this Agreement among Holdings, the Borrower, the Replacement Lenders providing such Replacement Loans (a “Replacement Amendment”) which shall be consistent with the provisions set forth in paragraph (a)(i) above. Each Replacement Amendment shall be binding on the Lenders (including the Replacement Lenders), the Administrative Agent, the Loan Parties party thereto and the other parties hereto. Upon receipt of an Officer’s Certificate certifying that such Replacement Amendment is permitted under the Loan Documents, the Administrative Agent shall be permitted, and is hereby authorized to enter into such amendments with the Borrower to effect the foregoing. Any Replacement Commitment (and the Loans made thereunder) made by a Replacement Lender pursuant to a Replacement Amendment shall be deemed a “Commitment” and “ Loan,” as applicable, for all purposes of this Agreement and each Lender with a Replacement Loan shall become a Lender with respect to such Replacement Loans and all matters relating thereto. Notwithstanding anything to the contrary herein, at no time shall there be Loans or Commitments (including Replacement Loans, and Replacement Commitments) which have more than five (5) different scheduled final maturity dates or shall there be more than three different “Facilities.”

(iv)     On any Replacement Effective Date, subject to the satisfaction of the foregoing terms and conditions, each of the Replacement Lenders with Replacement Commitments of the same Class shall purchase from each of the other Lenders with Replacement Commitments of such Class, at the principal amount thereof and in the applicable currencies, such interests in the Replacement Loans under such Replacement Commitments outstanding immediately prior to such Refinancing as shall be necessary in order that, after giving effect to all such assignments and purchases, the Replacement Loans of such Class will be held by Replacement Lenders thereunder ratably in accordance with their Replacement Percentages.

(v)     In the event that there are any Replacement Loans outstanding on the Conversion Date, such Replacement Loans shall automatically convert to term loans on such date and the Replacement Commitments shall automatically terminate on the Conversion Date. Each such converted Loan shall continue to bear interest at the same rate as, and contain such other terms that are identical to, the Replacement Loan from which it was converted; provided, however that amounts paid or prepaid in respect of the Loans on or after the Conversion Date may not be reborrowed.

(b)     Refinancing of Loans.

(i)     After the Conversion Date, Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more additional Classes of Loans under this Agreement (“Refinancing Loans”), which refinance, renew, replace, defease or refund (collectively, “Refinance”), in whole or in part, one or more Classes of Loans under this Agreement; provided, that such Refinancing Loans may not be in an amount greater than the Loans being Refinanced plus unpaid accrued interest, fees, expenses and premium (if any) thereon and underwriting discounts, fees, commissions and expenses incurred in connection with the Refinancing Loans. Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Loans shall be made, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(A)     the Weighted Average Life to Maturity of such Refinancing Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of the Class or Classes of Loans being Refinanced and the Refinancing Loans shall not have a final maturity before the Maturity Date of the Loans being Refinanced;

(B)     the Refinancing Loans shall have terms and conditions agreed to by the Borrower and the lenders providing such Refinancing Loans, but shall be substantially the same as (or, taken as a whole, no more favorable to, the lenders providing such Refinancing Loans than) those applicable to the then outstanding Loans, except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date;

(C)     the proceeds of any Refinancing Loans shall be applied substantially concurrently with the incurrence thereof to the pro rata prepayment of the Class or Classes of Loans being Refinanced hereunder;

(D)     the Refinancing Loan Amendment shall set forth the principal installment payment dates of the Refinancing Loans, which dates may be delayed to later dates than the corresponding scheduled principal installment payment dates of the Loans being refinanced and, in any event, shall be no earlier than the Maturity Date;

(E)     the Loan Parties and the Administrative Agent shall (i) enter into such amendments to the Collateral Documents as may be reasonably requested by the Lenders providing the Refinancing Loans (which shall not require any consent from any Lender) in order to ensure that the Refinancing Loans are provided with the benefit of the applicable Collateral Documents on a pari passu basis with the other Loan Obligations and (ii) deliver such other documents and certificates as may be reasonably requested by the Refinancing Lenders;

(F)     the Refinancing Loans will be unsecured or will rank pari passu or junior in respect of Collateral with the other Loans hereunder; and

(G)     with respect to any Refinancing Loans made on and after the Conversion Date, but prior to the first anniversary of the Conversion Date, a premium in an amount equal to 1.0% of the aggregate principal amount of the Initial Loans being Refinanced shall be paid to the Lenders holding such Initial Loans.

(ii)     The Borrower may approach any Lender or any other Person that would be an Eligible Assignee to provide all or a portion of the Refinancing Loans (a “Refinancing Lender”); provided any Lender offered or approached to provide all or a portion of the Refinancing Loans may elect or decline, in its sole discretion, to provide a Refinancing Loan. Any Refinancing Loans made on any Refinancing Effective Date shall be designated a series (a “Refinancing Term Loan Series”) of Refinancing Loans for all purposes of this Agreement and the selection of Refinancing Lenders shall be subject to any consent that would be required pursuant to Section 9.07(b) hereof; provided that any Refinancing Loans may, to the extent provided in the applicable Refinancing Loan Amendment, be designated as an increase in any previously established Refinancing Loan Series of Refinancing Loans made to the Borrower.

(iii)     The Refinancing Loans shall be established pursuant to an amendment to this Agreement among Holdings, the Borrower and the Refinancing Lenders providing such Refinancing Loans (a “Refinancing Loan Amendment”) which shall be consistent with the provisions set forth in paragraph (b)(i) above. Each Refinancing Loan Amendment shall be binding on the Lenders (including the Refinancing Lenders), the Administrative Agent, the Loan Parties party thereto and the other parties hereto. Upon receipt of an Officer’s Certificate certifying that such Refinancing Loan Amendment is permitted under the Loan Documents, the Administrative Agent shall be permitted, and is hereby authorized, to enter into such amendments with the Borrower to effect the foregoing. Any Refinancing Loan made by a Lender pursuant to a Refinancing Loan Amendment shall be deemed a “Loan” for all purposes of this Agreement and each Lender with a Refinancing Loan shall become a Lender with respect to such Refinancing Loans and all matters relating thereto. Notwithstanding anything to the contrary herein, at no time shall there be Loans (including Refinancing Loans and Extended Loans) which have more than five different scheduled final maturity dates or shall there be more than five different “Facilities”.

SECTION 2.15     Defaulting Lenders.

(a)     Reallocation of Defaulting Lender Commitment, Etc. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to such Defaulting Lender:

(i)     any amount paid by the Borrower for the account of a Defaulting Lender that was or is a Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated non-interest-bearing account until (subject to Section 2.15(c)) the Termination Date and will be applied by the Administrative Agent, to the fullest extent permitted by Law, to the making of payments from time to time in the following order of priority: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement; second, to satisfy the obligations, if any, of such Lender to make Loans to the Borrower; third, to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders that are Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them; fourth, to the payment of fees then due and payable to the Non-Defaulting Lenders that are Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them; fifth, to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders that are Lenders; sixth, on the Termination Date, to the payment of any amounts owing to the Borrower as a result of a final judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, after the Termination Date, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.

(b)     Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.07 (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees).

(c)     Cure. If the Borrower determines that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Borrower will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.15(a)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the total Commitments pursuant to Section 2.01 of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Commitments and Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

SECTION 2.16     Term Loan Conversion; Repayment of Converted Term Loans. In the event that there are any Loans outstanding on the Conversion Date, such Loans shall automatically convert to term loans on such date and the Initial Commitments shall automatically terminate on the Conversion Date. Each Loan shall continue to bear interest at the same rate as, and contain such other terms that are identical to, the Loan from which it was converted; provided, however that (i) amounts paid or prepaid in respect of the Loans on or after the Conversion Date may not be reborrowed (ii) and the Borrower shall be required to repay the principal amount of the Loans in the amounts, and at such times, as provided in Section 2.05.

ARTICLE III

TAXES, INCREASED COSTS, PROTECTION AND ILLEGALITY

SECTION 3.01     Taxes.   (a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Lender or Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)     Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c)     Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)     Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify each Lender and each Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Lender or such Agent or required to be withheld or deducted from a payment to such Lender or such Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or other Agent, shall be conclusive absent manifest error.

(e)     Indemnification by the Lenders. Each Lender shall severally (but not jointly) indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)     Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B)and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)     Without limiting the generality of the foregoing,

(A)     any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;

(B)     any Non-U.S. Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)     in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)     executed originals of IRS Form W-8ECI;

(3)     in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)     to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;

(C)     any Non-U.S. Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)     if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)     Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)     Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or Section 3.01(d) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts to avoid the consequences of such event, including to designate another Lending Office for any Loan affected by such event or to assign its rights and obligations with respect to such Loan to another of its offices, branches or affiliates; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided further that nothing in this Section 3.01(h) shall affect or postpone any of the Loan Obligations of any Loan Party or Lender or the rights of the Lender or Loan Party pursuant to this Section 3.01.

(i)     Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(j)     Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA.

SECTION 3.02     [Reserved].

SECTION 3.03     [Reserved].

SECTION 3.04     Capital Adequacy.

(a)     [Reserved]

(b)     If any Lender reasonably determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the date such Lender becomes a party to this Agreement, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any Person controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and/or liquidity and such Lender’s desired return on capital), then from time to time upon written demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

(c)     [Reserved]

(d)     If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan affected by such event or to assign its rights and obligations with respect to such Loan to another of its offices, branches or affiliates; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Loan Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(b).

(e)     Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, are, in each case deemed to have been adopted and to have taken effect after the Effective Date.

SECTION 3.05     [Reserved].

SECTION 3.06     Matters Applicable to All Requests for Compensation.

(a)     Any Agent or any Lender claiming compensation under this Article 3 shall deliver a certificate to the Borrower setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b)     With respect to any Lender’s claim for compensation under Section 3.01 or Section 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim and that such Lender has determined to request such compensation; provided that if the circumstance giving rise to such increased cost or reduction is retroactive, then such one hundred eighty (180)-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 3.07     Replacement of Lenders Under Certain Circumstances.

(a)     If at any time (x) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01(a) or (d) or Section 3.04 as a result of any condition described in such Sections or (y) any Lender becomes a Defaulting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 9.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more Eligible Assignees; provided that (i) in the case of any such assignment resulting from a claim for compensation under Section 3.01(a) or (d) or Section 3.04, such assignment will result in a reduction in such compensation or payments thereafter, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued but unpaid interest thereon, accrued but unpaid fees, premium and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person.

(b)     Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans of the applicable Class (ii) deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid, and such Lender shall be deemed to have executed such Assignment and Assumption within one Business Day of a request that it do so in the event that it has failed to do so within such period, and such assignment shall be recorded in the Register. Pursuant to such Assignment and Assumption, (x) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans of the applicable Class, (y) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (z) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.04 and Section 9.05 (and bound by the obligations set forth in Section 9.08) with respect to facts and circumstances occurring prior to the effective date of such assignment.

(c)     Notwithstanding anything to the contrary contained above, the Lender that acts as the Administrative Agent may not be replaced in such capacity hereunder except in accordance with the terms of Section 8.06.

SECTION 3.08     Survival. The Borrower’s obligations under this Article 3 shall survive any assignment of rights by, or the replacement of, a Lender and the Termination Date.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.01     Conditions to Effectiveness. The effectiveness of this Agreement is subject solely to the satisfaction of the following conditions: (i) to the Administrative Agent’s receipt of executed counterparts of this Agreement, in the form of an original, facsimile or electronic copy (followed promptly by originals), duly executed and delivered by the Administrative Agent, each Lender and a Responsible Officer of each of the Borrower and Holdings and (ii) there shall not have been promulgated, enacted, entered, filed, enforced or deemed applicable to the Specified Transactions a statute, rule, regulation, judgment, order, stay, decree or injunction, by any court or governmental regulatory or administrative agency or authority, tribunal, domestic or foreign, that would prohibit or prevent consummation of the Specified Transactions (it being understood that this clause (ii) shall be deemed satisfied upon the release of each parties signature to this Agreement). For the avoidance of doubt, any Default or Event of Default arising under this Agreement during the period between (and including) the Effective Date and the Closing Date shall be deemed to be a Default or Event of Default from such date as such Default or Event or Default occurs, until cured or waived, notwithstanding the fact that such date may occur prior to the Closing Date. It is understood and agreed that, for purposes of calculating the availability under any basket or ratio, or determining the availability of an exception to any covenant, agreement or provision, under this Agreement, such calculation or determination, as the case may be, shall take into account the effectiveness of this Agreement as of and from the Effective Date; provided, that, no action taken or omitted to be taken by the Borrower, Holdings or any of its Restricted Subsidiaries during the period between (and including) the Effective Date and the Closing Date shall give rise to a Default or Event of Default by virtue of this Section 4.01, so long as such action that is taken or omitted to be taken would not give rise to a Default or Event of Default had the “Closing Date” instead been the Effective Date.

SECTION 4.02     Conditions to Initial (Closing Date) Borrowing. The obligation of each Lender to make the Loans hereunder on the Closing Date (the “Initial Borrowing”) is subject solely to the satisfaction of the following conditions precedent (or expressly waived in accordance with Section 9.01); provided that such date shall not be earlier than (but, in any event, not later than thirty (30) days after) the earliest to occur of (i) September 8, 2018 and (ii) the acceleration of the Indebtedness under the Senior Secured Super Priority Term Loan Credit Agreement in accordance with the terms thereof; provided, further, that if the conditions have not been satisfied or waived in accordance with this Section 4.02, then each Lender as to which the conditions shall not have been met by the Commitment Termination Date shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Lender may have by reason of such failure or such non-fulfillment:

(a)     The receipt by the Administrative Agent and the Initial Lenders of the following, each of which shall be in the form of an original, facsimile or electronic copy unless otherwise specified, and each executed by a Responsible Officer of the Borrower:

(i)     a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Closing Date (the original to the Lender and a copy to the Administrative Agent), if any;

(ii)     executed counterparts of (A) (1) the Joinder to the Amended and Restated Intercreditor Agreement and Amended and Restated Collateral Agency Agreement attached hereto as Exhibit M, (2) a Security Agreement in the form attached as Exhibit J-1 hereto and (3) Pledge Agreement in the form attached as Exhibit J-2 and (B) such evidence as the Administrative Agent and the Initial Lenders may reasonably require of the effectiveness of the security contemplated thereby and the perfection of the security interest created thereby (including, without limitation, the filing of UCC-1s or UCC-3s, as applicable, and delivery of certificated securities or other possessory collateral, but excluding the actions, perfections and filings which may occur after the Closing Date pursuant to Section 6.14 of this Agreement), in the case of each document referred to in this sub-clause (B), in a manner and scope consistent with and no less favorable to the comparable documents agreed and delivered in connection with the prior closing of the Existing Secured Notes Indenture;

(iii)     a certificate of the Borrower and each other Loan Party which would have been required to deliver a comparable certificate in connection with the prior closing of the Existing Secured Notes Indenture, dated the Closing Date and executed by the secretary or assistant secretary of the Borrower and each applicable Loan Party, respectively, in the form attached as Exhibit G-1 and G-2, respectively, hereto;

(iv)     a certificate signed by a Responsible Officer of the Borrower, substantially in the form of Exhibit H-1 hereto;

(v)      a Perfection Certificate substantially in the form attached as Exhibit H-2 hereto;

(vi)     a Solvency Certificate in the form attached as Exhibit H-3; and

(vii)     The receipt by the Administrative Agent and the Initial Lenders of (x) a written opinion of Simpson Thacher & Bartlett LLP, special counsel for the Borrower and Holdings, dated as of the Closing Date in the form attached as Exhibit I-1 and (y) a written opinion of Michael Discafani, Vice President, Corporate Counsel and Secretary of the Borrower and Holdings, dated as of the Closing Date, in the form attached as Exhibit I-2.

(b)     To the extent requested by the Administrative Agent and/or the Initial Lenders not less than ten (10) Business Days prior to the Closing Date, the Administrative Agent and the Initial Lenders shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information reasonably requested with respect to the Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(c)     The Administrative Agent and Lenders shall have received a request for a Borrowing of Initial Loans on the Closing Date, in the form of a Loan Notice delivered in accordance with Section 2.02(a).

(d)     Substantially concurrently with the making of Loans on the Closing Date, the proceeds of such Loans shall be used to repay in full the obligations outstanding pursuant to Senior Secured Super Priority Term Loan Credit Agreement, including all accrued and unpaid principal, interest, fees and premiums and all costs and expenses related thereto (the “Existing Term Loan Refinancing”).

(e)     (A) The Specified Representations shall be true and correct in all material respects as of the Closing Date; provided that to the extent any such representations and warranties are qualified by “materiality,” “Material Adverse Effect” or similar language, such representations and warranties (after giving effect to any qualification therein) are true and correct in all respects as of the Closing Date (except, in each case, where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (B) upon consummation of the transactions contemplated by the Loan Documents and the application of the proceeds thereof), no Default or Event of Default shall have occurred.

(f)     There shall not have been promulgated, enacted, entered, filed, enforced or deemed applicable to the Specified Transactions a statute, rule, regulation, judgment, order, stay, decree or injunction, by any court or governmental regulatory or administrative agency or authority, tribunal, domestic or foreign, that would prohibit or prevent consummation of the Specified Transactions.

(g)     The Borrower shall have provided the Administrative Agent with written notice of its consent to the Applicable Rate; which shall be acknowledged by the Required Lenders.

For purposes of determining satisfaction of the conditions specified in this Section 4.02, by the making of Loans to the Borrower, the Administrative Agent and each Lender be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.

SECTION  4.03     Conditions to All Credit Extensions After the Closing Date. The obligation of each Lender to honor any request for Borrowings (other than (i) in connection with a Borrowing in respect of Replacement Commitments, Refinancing Loans or Extended Loans or (ii) the Initial Borrowing) on any date after the Closing Date is subject to satisfaction or waiver by the Required Lenders of solely the following conditions precedent prior to such Borrowing; provided that such Borrowings shall only be made prior to the Conversion Date:

(a)     The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Borrowing (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be).

(b)     No Default or Event of Default shall exist or would result from such proposed Borrowing or from the application of the proceeds therefrom.

(c)     The Administrative Agent and Lenders shall have received a request for a Borrowing of the applicable Loans, in the form of a Loan Notice delivered in accordance with Section 2.02(a), it being understood and agreed that delivery of such Loan Notice shall be deemed to be a representation and warranty made by the Borrower that the conditions specified in clauses (a) and (b) of this Section 4.03 have been satisfied on and as of the date of the applicable Borrowing.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE BORROWER

The Borrower and Holdings jointly and severally, represent and warrant to, and agree with the Administrative Agent and each Lender, that:

SECTION 5.01     Good Standing of the Borrower, Holdings and its Subsidiaries. Each of the Borrower, Holdings and its subsidiaries has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization and has the corporate power, or its equivalent in the case of a limited partnership or limited liability company, and authority to carry on its business as described in the Public Filings, to own, lease and operate its properties and to enter into and perform its obligations under this Agreement and the other Loan Documents; and each is duly qualified and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Holdings and its subsidiaries, taken as a whole, or their ability to perform their respective obligations under this Agreement (a “Material Adverse Effect”).

SECTION 5.02     Loan Documents. Each of the Loan Documents has been duly authorized by the Borrower and each other Loan Party thereto; when each Loan Document has been duly executed and delivered by the Borrower and each other Loan Party that is a party thereto, and, assuming that each Loan Document is a valid and binding obligation of the Administrative Agent, each Loan Document will be, a valid and binding agreement of the Borrower and each other Loan Party that is a party thereto, enforceable against the Borrower and each other Loan Party in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5.03     Absence of Defaults and Conflicts . The execution, delivery and performance of the Loan Documents by the Borrower and each of the Loan Parties, as applicable, compliance by the Borrower and each of the Loan Parties with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of the charter, by-laws or other organizational documents of the Borrower or any other Loan Party.

SECTION 5.04     Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Borrower, Holdings and each other Guarantor and is the legal, valid and binding obligation of the Borrower, Holdings and each other Guarantor, enforceable against the Borrower, Holdings and each other Guarantor in accordance with the terms hereof.

SECTION 5.05     Environmental Laws and ERISA. Except as disclosed in the Public Filings, neither the Borrower, Holdings nor any of its subsidiaries has (i) violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), and, to the knowledge of the Borrower and Holdings, there are no pending or threatened liabilities relating to Environmental Laws or (ii) violated any provisions of ERISA, except, in each case, for such violations or liabilities, as the case may be, which, singly or in the aggregate, would not have a Material Adverse Effect.

SECTION 5.06     Litigation. (a) There shall has not been promulgated, enacted, entered, filed, enforced or deemed applicable to the Specified Transactions a statute, rule, regulation, judgment, order, stay, decree or injunction, by any court or governmental regulatory or administrative agency or authority, tribunal, domestic or foreign, that would prohibit or prevent consummation of the Specified Transactions or which makes the Loan Documents or any of the Specified Transactions illegal, invalid or unenforceable; and (b) except as disclosed in the Public Filings or, in any respect, relating to or arising from the Specified Transactions, there are no legal or governmental proceedings pending or, to the knowledge of the Borrower or Holdings, threatened to which the Borrower, Holdings or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

SECTION 5.07     Financial Statements. The historical financial statements, together with related notes, included in Holdings’ annual report on Form 10-K for the year ended October 31, 2017 (collectively, the “Historical Financial Statements”), present fairly the consolidated financial position, results of operations and changes in financial position of Holdings and its subsidiaries, on the basis stated therein and at the respective dates or for the respective periods to which they apply; such Historical Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein.

SECTION 5.08     Investment Company Act. Each of the Borrower and the Loan Parties is not and, after giving effect to the Borrowing of Loans hereunder and the consummation of the transactions contemplated by the Loan Documents and the application of the net proceeds thereof, will not be, an “investment company,” as such term is defined in the Investment Company Act.

SECTION 5.09     Solvency. On the Closing Date, immediately after the consummation of the transactions contemplated by the Loan Documents (i) the present fair saleable value of the properties and assets of Holdings and its subsidiaries (on a consolidated basis) is not less than the total amount that would be required to pay the probable liability of Holdings and its subsidiaries (on a consolidated basis) on their total debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) Holdings and its subsidiaries (on a consolidated basis) are able to realize upon their properties and assets and generally pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) Holdings and its subsidiaries (on a consolidated basis) do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature; and (iv) Holdings and its subsidiaries (on a consolidated basis) are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which Holdings and its subsidiaries are engaged. For purposes of this Section 5.09, the amount of any contingent liability shall be computed in accordance with GAAP.

SECTION 5.10     Regulations T, U, X. Neither the Borrower nor any Loan Party nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the borrowing of Loans to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

SECTION 5.11     Sanctions. (a) Neither the Borrower or Holdings and its subsidiaries, nor any director or officer thereof, nor, to the Borrower’s or Holdings’ knowledge, any employee, agent, affiliate or representative of the Borrower or Holdings and its subsidiaries, is a Person that is, or is owned or controlled by a Person that is: (A) the target of any international economic sanction administered or enforced by the United States Government (including without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Department of State), the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”) or (B) located, organized or resident in the Crimea region of Ukraine, Cuba, Iran, North Korea or Syria, or any other any country or territory to the extent that such country or territory itself is the subject of any comprehensive Sanction (each, a “Sanctioned Country”).

(b)     Each Loan Party is in compliance in all material respects with all Laws concerning or relating to terrorism or money laundering (“Anti-Terrorism Laws”), including the Patriot Act, the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§1 et seq.), as amended (the “Trading with the Enemy Act”), the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 (the “Executive Order”). No Loan Party or, to the knowledge of any Loan Party, other agents acting or benefiting in any capacity in connection with the Term Loans is (i) a Person with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or (ii) a Person that is named as a “specially designated national and blocked person” on the most current list published by the United States Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

(c)     Neither the Borrower or Holdings and its subsidiaries, nor any director or officer thereof, nor, to the Borrower’s or Holdings’ knowledge, any employee, agent, affiliate or representative of the Borrower or Holdings and its subsidiaries, has taken any action in violation of any Law in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or a government-owned, government-controlled or other quasi-governmental entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage, and each Loan Party has conducted its businesses in compliance in all material respects with applicable anti-corruption Laws and has instituted and maintained and will continue to maintain adequate policies and procedures designed to promote and achieve compliance with all such laws and with the representation and warranty contained in this Section 5.11.

(d)     The Borrower will not, directly or, to its knowledge, indirectly, use the proceeds of Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person for the purpose of funding or facilitating any unlawful activities or business of or with any Person in any Sanctioned Country, or in any other manner that will result in a violation by any party to this Agreement of Sanctions, Anti-Terrorism Laws or anti-corruption Laws.

SECTION 5.12     Taxes. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Borrower, Holdings and its Restricted Subsidiaries (a) have timely filed or cause to be filed all Tax returns and reports required to have been filed, and (b) have paid or caused to be paid all Taxes levied or imposed on their properties, income or assets (whether or not shown on a Tax return) that are due and payable, including in their capacity as tax withholding agents, except any Taxes that are being contested in good faith by appropriate proceedings, provided that Holdings, the Borrower or such Restricted Subsidiary, as the case may be, has set aside on its books adequate reserves therefor in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against Holdings, the Borrower or any Restricted Subsidiary that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

SECTION 5.13     Compliance with Laws. Each of the Borrower, Holdings and its Restricted Subsidiaries is in compliance with all applicable Laws, orders, writs, injunctions and orders, except to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.14     Capital Stock. All outstanding shares of capital stock of the Borrower and Holdings have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights, except, for the avoidance of doubt, with respect to the Rights Plan of Holdings, as described in the Public Filings; all of the outstanding shares of capital stock of each of Holdings’ direct and indirect subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and such shares that are owned by Holdings are owned by Holdings, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature other than Liens securing obligations under (i) the Borrower’s Existing Secured Notes issued pursuant to the Existing Secured Notes Indenture, (ii) prior to the Closing Date, the Senior Secured Super Priority Term Loan Credit Agreement and (iii) Permitted Liens.

SECTION 5.15     Title to Properties. Except as would not, singly or in the aggregate, have a Material Adverse Effect, each of the Borrower and the other Loan Parties has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all liens and encumbrances, except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

SECTION 5.16     Possession of Licenses and Permits. Except as disclosed in the Public Filings, each of the Borrower, Holdings and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Borrower, Holdings and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

SECTION 5.17     Insurance. Holdings, the Borrower and each of their subsidiaries maintain insurance covering their properties, assets, operations, personnel and businesses, and, in the good faith estimate of management, such insurance is of such type and in such amounts as is in accordance with customary industry practice in the locations where Holdings, the Borrower and each subsidiary conduct operations, taking into account the costs and availability of such insurance.

SECTION 5.18     No Material Adverse Change in Business. Since October 31, 2017, except as set forth in any of the Public Filings (including future events or trends specifically identified in such Public Filings), or, in any respect, relating to or arising from the Specified Transactions, (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Borrower, or Holdings and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Holdings or any of its subsidiaries and (iii) neither Holdings nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

SECTION 5.19     Collateral. The applicable Security Agreement and Pledge Agreement, when duly executed and delivered by each of the Loan Parties party thereto and upon completion of the filings and other actions specified therein, will create valid and perfected (to the extent such security interest can be perfected by such filings or actions) security interests in the Collateral to which they relate, and are prior to all other Liens on such Collateral in existence on the Effective Date except for Permitted Liens.

ARTICLE VI

COVENANTS

Until the Termination Date, the Borrower and Holdings shall, and to the extent applicable, shall cause each Restricted Subsidiary to comply with the following covenants:

SECTION 6.01     Existence. Holdings and the Borrower shall each do or cause to be done all things necessary to preserve and keep in full force and effect their existence and the existence of each of the Restricted Subsidiaries in accordance with their respective organizational documents, and the material rights, licenses and franchises of Holdings, the Borrower and each Restricted Subsidiary; provided, that Holdings and the Borrower are not required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of Holdings and its Restricted Subsidiaries taken as a whole; and provided, further, that this Section shall not prohibit any transaction otherwise permitted by Section 6.07 or Section 6.11.

SECTION 6.02     Payment of Taxes. (a) Holdings shall pay or discharge, and cause each of its Subsidiaries to pay or discharge, before the same become delinquent all material taxes, assessments and governmental charges levied or imposed upon Holdings or any Subsidiary or its income or profits or property, other than any such tax, assessment or charge the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

SECTION 6.03     Limitations on Indebtedness. Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, become liable for or guarantee the payment of (collectively, an “incurrence”) any Indebtedness (including Acquired Indebtedness); provided that Holdings, the Borrower and any other Loan Party may incur any Indebtedness (including Acquired Indebtedness) if, after giving effect thereto and the application of the proceeds therefrom, either (i) the Consolidated Fixed Charge Coverage Ratio on the date thereof would be at least 2.0 to 1.0 or (ii) the ratio of Indebtedness of Holdings and the Restricted Subsidiaries to Consolidated Tangible Net Worth of Holdings is less than 3.0 to 1.0.

(b)     Notwithstanding the foregoing, the provisions of this Agreement will not prevent the incurrence of:

(i)     Permitted Indebtedness,

(ii)     Refinancing Indebtedness,

(iii)     Non-Recourse Indebtedness,

(iv)     any Guarantee of Indebtedness represented by the Loans,

(v)     any guarantee of Indebtedness (other than the Loans) incurred under Credit Facilities in compliance with this Agreement, and

(vi)     any guarantee by the Borrower, Holdings or any other Loan Party of Indebtedness that is permitted to be incurred in compliance with this Agreement; provided that in the event such Indebtedness that is being guaranteed is subordinated in right of payment to the Loans or a Guarantee, as the case may be, then the related guarantee shall be subordinated in right of payment to the Loans or such Guarantee, as the case may be.

(c)     For purposes of determining compliance with this covenant, in the event that an item of Indebtedness may be incurred through Section 6.03(a) or by meeting the criteria of one or more of the types of Indebtedness described in Section 6.03(b) (or the definitions of the terms used therein), Holdings, in its sole discretion,

(i)     may divide, classify or later reclassify the amount and type of such item of Indebtedness (or any portion thereof) under and comply with any of such paragraphs (or any of such definitions), as applicable,

(ii)     may divide, classify or later reclassify the amount and type of such item of Indebtedness (or any portion thereof) into more than one of such paragraphs (or definitions), as applicable, and

(iii)     may elect to comply with such paragraphs (or definitions), as applicable, in any order.

(d)     Holdings and the Borrower will not, and will not cause or permit any other Loan Party to, directly or indirectly, in any event incur any Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated to any other Indebtedness of Holdings or of such other Loan Party, as the case may be, unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinated to the Loans or the Guarantee of such other Loan Party, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of Holdings or such other Loan Party, as the case may be.

(e)     Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section.

(f)     For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in another currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced plus all accrued interest thereon plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing. Notwithstanding any other provision of this Section 6.03, the maximum amount of Indebtedness Holdings, the Borrower or a Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies.

(g)     The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

(h)     For purposes of this Section 6.03 and the other provisions of this Agreement, (i) unsecured Indebtedness shall not be treated as subordinated or junior to secured Indebtedness merely because it is unsecured, and (ii) senior Indebtedness shall not be treated as subordinated or junior to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

(i)     For purposes of determining compliance with this covenant, (i) all Indebtedness outstanding on the Effective Date under the Existing Revolving Credit Agreement shall be deemed to be incurred under clause (a)(iii) of the definition of “Permitted Indebtedness” and (ii) all Existing Unsecured Notes, JV Holdings Secured Group Notes, Existing Secured Notes and all Indebtedness outstanding on the Effective Date under the Senior Secured Super Priority Term Loan Credit Agreement shall be deemed to be incurred under clause (c) of the definition of “Permitted Indebtedness”.

SECTION 6.04     Limitations on Restricted Payments. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment unless:

(i)     no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

(ii)     immediately after giving effect to such Restricted Payment, Holdings could incur at least $1.00 of Indebtedness pursuant to Section 6.03(a) hereof; and

(iii)     immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments (including the Fair Market Value of any non-cash Restricted Payment) declared or made on or after the Effective Date does not exceed the sum of:

(A)     $16.0 million, plus

(B)     50% of the Consolidated Net Income of Holdings on a cumulative basis during the period (taken as one accounting period) from and including February 1, 2018 and ending on the last day of Holdings’ fiscal quarter immediately preceding the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus

(C)     100% of the aggregate net cash proceeds of and the Fair Market Value of Property received by Holdings from (1) any capital contribution to Holdings after Effective Date or any issue or sale after the Effective Date of Qualified Stock (other than (i) to any Subsidiary of Holdings or (ii) any Excluded Contribution) and (2) the issue or sale on or after the Effective Date of any Indebtedness or other securities of Holdings or the Borrower convertible into or exchangeable or exercisable for Qualified Stock of Holdings that have been so converted, exchanged or exercised, as the case may be, plus

(D)     in the case of the disposition or repayment of any Investment constituting a Restricted Payment (or if the Investment was made prior to the Effective Date, that would have constituted a Restricted Payment if made after the Effective Date, if such disposition or repayment results in cash received by Holdings, the Borrower or any Restricted Subsidiary), an amount (to the extent not included in the calculation of Consolidated Net Income referred to in (B)) equal to the return of capital with respect to such Investment, including by dividend, distribution or sale of Capital Stock (to the extent not included in the calculation of Consolidated Net Income referred to in (B)), plus

(E)     with respect to any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary after the Effective Date, in accordance with the definition of “Unrestricted Subsidiary” (so long as the designation of such Subsidiary as an Unrestricted Subsidiary was treated under the Exchange Notes Indenture or this Agreement as a Restricted Payment made after the Effective Date, and only to the extent not included in the calculation of Consolidated Net Income referred to in (B)), an amount equal to the lesser of (x) the proportionate interest of Holdings or a Restricted Subsidiary in an amount equal to the excess of (I) the total assets of such Subsidiary, valued on an aggregate basis at the lesser of book value and Fair Market Value thereof, over (II) the total liabilities of such Subsidiary, determined in accordance with GAAP, and (y) the Designation Amount at the time of such Subsidiary’s designation as an Unrestricted Subsidiary.

(b)     Clause (a) of this Section 6.04 (provided that in the case of clauses (iv) and (v) below no Default or Event of Default has occurred and is continuing at the time of such payment) will not prohibit:

(i)     the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days of its declaration or the giving of notice of such irrevocable redemption, as applicable, if such dividend or such payment could have been made on the date of its declaration or provision of notice, as applicable, without violation of the provisions of this Agreement;

(ii)     the purchase, repayment, repurchase, redemption, defeasance or other acquisition, cancellation or retirement for value of any Subordinated Indebtedness of the Borrower, Holdings or any Restricted Subsidiary or shares of Capital Stock of Holdings in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of Holdings or constituting an Excluded Contribution) of, shares of Qualified Stock;

(iii)     (A) the purchase, repayment, redemption, repurchase, defeasance or other acquisition, cancellation or retirement for value of Subordinated Indebtedness of the Borrower, Holdings or any Restricted Subsidiary in exchange for, or out of proceeds of, Refinancing Indebtedness or (B) the making of any Restricted Payments in an aggregate amount made under this clause (B) not to exceed Excluded Contributions (after giving effect to all subsequent reductions in the amount of any Restricted Investment outstanding pursuant to this clause (B) as a result of the repayment or disposition thereof for cash);

(iv)     the payment of dividends on Preferred Stock and Disqualified Stock up to an aggregate amount of $10.0 million in any fiscal year; provided that immediately after giving effect to any declaration of such dividend, Holdings could incur at least $1.00 of Indebtedness pursuant to clause (i) of Section 6.03(a);

(v)     the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock, of Holdings or any Subsidiary held by any present, future or former officers, directors, managers, employees or consultants of Holdings or any Subsidiary (or their estates or beneficiaries under their estates) not to exceed $5.0 million in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $10.0 million in any calendar year); provided that such amount in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Qualified Stock of the Company to any future, present or former officers, directors, managers, employees or consultants Holdings, any of its Subsidiaries that occurs after the Effective Date, to the extent the cash proceeds from the sale of such Qualified Stock have not otherwise been applied to the payment of Restricted Payments by virtue of Section 6.04(a)(iii)(c) above; plus (B) the cash proceeds of key man life insurance policies received by Holdings and the Restricted Subsidiaries after the Effective Date; less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this clause (v); provided that Holdings may elect to apply all or any portion of the aggregate increase contemplated by clauses (A) and (B) of this clause (v) in any calendar year);

(vi)     the making of cash payments in connection with any conversion or exchange of Permitted Convertible Indebtedness in an aggregate amount since the date of the indenture therefor not to exceed the sum of (A) the principal amount of such Permitted Convertible Indebtedness plus (B) any payments received by Holdings, the Borrower or any Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge;

(vii)     any payments in connection with (including, without limitation, the purchase of) a Permitted Bond Hedge and the settlement of any related Permitted Warrant (A) by delivery of shares of Holdings’ Capital Stock upon net share settlement of such Permitted Warrant or (B) by (x) set-off of such Permitted Warrant against the related Permitted Bond Hedge and (y) payment of an amount due upon termination of such Permitted Warrant in Capital Stock or using cash received upon the exercise, settlement or termination of a Permitted Bond Hedge upon any early termination thereof;

(viii)     the purchase, repayment, repurchase, redemption, defeasance or other acquisition, cancellation or retirement for value of any Subordinated Indebtedness (A) at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness in the event of a Change of Control in accordance with provisions similar to Section 6.16 hereof or (B) at a purchase price not greater than 100% of the principal amount thereof in accordance with provisions similar to Section 2.03(a)(iii) hereof; provided that, prior to or simultaneously with such purchase, repayment, repurchase, redemption, defeasance or other acquisition, cancellation, or retirement, Holdings, the Borrower or any Restricted Subsidiary has made, (i) payment in full of the Loans and any other amounts then due and owing to any Lender or the Administrative Agent hereunder, or (ii) made a Change of Control offer pursuant to Section 6.16 or any application of relevant proceeds pursuant to Section 2.03(a)(iii), as applicable, and completed the repurchase or repayments of all Loans which have accepted such Change of Control Offer or application of relevant proceeds;

(ix)     (A) any payment of cash by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of fractional shares of Holdings’ Capital Stock upon the exercise, conversion or exchange of any stock options, warrants or other rights to purchase Capital Stock or other convertible or exchangeable securities and (B) payments made or expected to be made by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar taxes payable in connection with the exercise or vesting of Capital Stock by any future, present or former officer, employee, director, manager or consultant and repurchases of Capital Stock deemed to occur upon exercise, conversion or exchange of stock options, warrants or other rights to purchase Capital Stock or other convertible or exchangeable securities if such Capital Stock represents all or a portion of the exercise price thereof;

(x)     other Restricted Payments in an aggregate amount, when taken together with all other Restricted Payments made pursuant to this clause (x) not to exceed $50.0 million (after giving effect to all subsequent reductions in the amount of Restricted Investments outstanding pursuant to this clause (x) in the form of cash);

(xi)     payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Section 6.11; and

(xii)     any purchase, repayment, repurchase, redemption, defeasance or other acquisition, cancellation or retirement for value of Subordinated Indebtedness from Net Cash Proceeds of an Asset Disposition to the extent permitted under Section 2.03;

provided, however, that each Restricted Payment described in clauses (i) and (ii) of this Section 6.04(b) shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (iii) of Section 6.04(a).

(c)     For purposes of determining the aggregate and permitted amounts of Restricted Payments made, the amount of any guarantee of any Investment in any Person that was initially treated as a Restricted Payment and which was subsequently terminated or expired, net of any amounts paid by Holdings or any Restricted Subsidiary in respect of such guarantee, shall be deducted.

(d)     In determining the “Fair Market Value” for purposes of clause (iii) of Section 6.04(a), Property other than cash, Cash Equivalents and Marketable Securities shall be deemed to be equal in value to the “equity value” of the Capital Stock or other securities issued in exchange therefor. The equity value of such Capital Stock or other securities shall be equal to (i) the number of shares of Common Equity issued in the transaction (or issuable upon conversion or exercise of the Capital Stock or other securities issued in the transaction) multiplied by the closing sale price of the Common Equity on its principal market on the date of the transaction (less, in the case of Capital Stock or other securities which require the payment of consideration at the time of conversion or exercise, the aggregate consideration payable thereupon) or (ii) if the Common Equity is not then traded on a national securities exchange, or if the Capital Stock or other securities issued in the transaction do not consist of Common Equity (or Capital Stock or other securities convertible into or exercisable for Common Equity), the value (if more than $10.0 million) of such Capital Stock or other securities as determined in good faith by the Board of Directors of Holdings.

(e)     For purposes of determining compliance with this Section 6.04, in the event that a proposed Restricted Payment or Investment (or a portion thereof) meets the criteria of clauses (i) through (xii) above or is entitled to be made pursuant to Section 6.04(a) and/or one or more of the exceptions contained in the definition of “Permitted Investments”, the Borrower will be entitled to divide, classify or later reclassify (based on circumstances existing on the date of such reclassification) such Restricted Payment or Investment (or portion thereof) among such clauses (i) through (xii) and Section 6.04(a) and/or one or more of the exceptions contained in the definition of “Permitted Investments” in a manner that otherwise complies with this covenant.

SECTION 6.05     Limitations on Liens. Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens that secure obligations under any Indebtedness, other than Permitted Liens, on any of its Property, including any shares of Capital Stock or Indebtedness of any Person owned by the Borrower or such Loan Party.

SECTION 6.06     Limitations on Restrictions Affecting Restricted Subsidiaries. Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary that is not a Loan Party, to, create, assume or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than encumbrances or restrictions imposed by law or by judicial or regulatory action or by provisions of agreements that restrict the assignability thereof) on the ability of such Restricted Subsidiary to:

(a)     pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by Holdings or any other Restricted Subsidiary, or pay interest on or principal of any Indebtedness owed to Holdings or any other Restricted Subsidiary,

(b)     make loans or advances to Holdings or any other Restricted Subsidiary, or

(c)     transfer any of its property or assets to Holdings or any other Restricted Subsidiary,

except for:

(i)     encumbrances or restrictions existing under or by reason of applicable Law,

(ii)     contractual encumbrances or restrictions in effect at or entered into on the Effective Date and any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings thereof; provided, that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such contractual encumbrances or restrictions, as in effect at or entered into on the Effective Date,

(iii)     encumbrances or restrictions under any agreement or other instrument of a Person acquired by or merged or consolidated with or into Holdings or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated,

(iv)     any restrictions or encumbrances arising in connection with Refinancing Indebtedness; provided, however, that any restrictions and encumbrances of the type described in this clause (iv) that arise under such Refinancing Indebtedness shall not be materially more restrictive or apply to additional assets than those under the agreement creating or evidencing the Indebtedness being refunded, refinanced, replaced or extended,

(v)     any Permitted Lien, or any other agreement restricting the sale or other disposition of property, securing Indebtedness permitted by this Agreement if such Permitted Lien or agreement does not expressly restrict the ability of a Subsidiary of Holdings to pay dividends or make or repay loans or advances prior to default thereunder,

(vi)     reasonable and customary borrowing base covenants set forth in agreements evidencing Indebtedness otherwise permitted by this Agreement,

(vii)     customary non-assignment provisions in leases, licenses, encumbrances, contracts or similar assets entered into or acquired in the ordinary course of business,

(viii)     any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition,

(ix)     encumbrances or restrictions existing under or by reason of this Agreement and the other Loan Documents,

(x)     purchase money obligations that impose restrictions on the property so acquired of the nature described in clause (c) of this Section 6.06,

(xi)     Liens permitted under this Agreement securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien,

(xii)     provisions with respect to the disposition or distribution of assets or property in joint venture agreements, assets sale agreements, stock sale agreements and other similar agreements,

(xiii)     customary provisions of any franchise, distribution or similar agreements,

(xiv)     restrictions on cash or other deposits or net worth imposed by contracts entered into in the ordinary course of business,

(xv)     any encumbrances or restrictions existing under (A) development agreements or other contracts entered into with municipal entities, agencies or sponsors in connection with the entitlement or development of real property or (B) agreements for funding of infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds, and similar bonding requirements arising in the ordinary course of business of a homebuilder,

(xvi)     any encumbrances or restrictions that require “lockbox” or similar obligations with respect to Non-Recourse Indebtedness,

(xvii)     any encumbrances or restrictions of the type referred to in clauses (a), (b) or (c) of this Section 6.06 imposed by any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) and (iii) through (xvi) of this Section 6.06; provided, that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are, in the good faith judgment of Holdings’ Board of Directors or its chief executive officer or chief financial officer, not materially more restrictive with respect to such encumbrances or restrictions than those contained in the encumbrance or restrictions prior to such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing, and

(xviii)     any encumbrance or restriction under other Indebtedness of Restricted Subsidiaries permitted to be incurred subsequent to the Closing Date pursuant to Section 6.03; provided, that such encumbrances or restrictions will not materially affect the Borrower’s ability to make anticipated principal and interest payments on the Loans, as determined in the good faith judgment of Holdings’ Board of Directors or its chief executive officer or chief financial officer.

(d)     For purposes of determining compliance with this Section 6.06: (i) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to Holdings or a Restricted Subsidiary to other Indebtedness incurred by Holdings or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

SECTION 6.07     Limitations on Dispositions of Assets.  (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, make any Asset Disposition unless: (i) Holdings (or the Borrower or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value thereof, and (ii) not less than 70% of the consideration received by Holdings (or the Borrower or such Restricted Subsidiary, as the case may be) from such Asset Disposition and all other Asset Dispositions since the Closing Date, on a cumulative basis, is in the form of cash, Cash Equivalents and Marketable Securities (which must be pledged as Collateral if the assets disposed of constituted Collateral); provided that the Borrower and the Restricted Subsidiaries will not be required to comply with the requirements of this subclause (ii) to the extent that the non-cash consideration received in connection with such Asset Disposition, together with the sum of all non-cash consideration received in connection with all prior Asset Dispositions that has not yet been converted into cash, Cash Equivalents or Marketable Securities, does not exceed $25.0 million; provided, however, that when any non-cash consideration is converted into cash, Cash Equivalents or Marketable Securities, such cash shall constitute Net Cash Proceeds and be subject to Section 2.03.

(b)     The amount of (i) any Indebtedness (as reflected on Holdings’ most recent consolidated balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such Indebtedness that would have been reflected on Holdings’ consolidated balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by Holdings) of Holdings or the Borrower or any Restricted Subsidiary (other than any Subordinated Indebtedness) that is actually assumed by the transferee in such Asset Disposition (or is otherwise extinguished in connection with the transactions relating to such Asset Disposition), (ii) the fair market value (as determined in good faith by the Board of Directors of Holdings) of any property or assets (including Capital Stock of any Person that will be a Restricted Subsidiary) received that are used or useful in a Real Estate Business (provided that (except as permitted by clause (c) under the definition of “Permitted Investment”) to the extent that the assets disposed of in such Asset Disposition were Collateral, such property or assets are pledged as Collateral under the Collateral Documents substantially simultaneously with such sale, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Lien on the assets disposed of), and (iii) any securities, notes or other obligations or assets received by Holdings or such Restricted Subsidiary from such transferee that are converted by Holdings or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Disposition, shall in each case be deemed to be consideration required by clause (ii) of Section 6.07(a) for purposes of determining the percentage of such consideration received by Holdings or the Restricted Subsidiaries.

(c)     The Net Cash Proceeds of an Asset Disposition shall be applied pursuant to Section 2.03.

SECTION 6.08     Guarantees by Restricted Subsidiaries. Each Restricted Subsidiary (other than the Borrower (for so long as it remains the Borrower) and any Excluded Subsidiary) will become a Guarantor on the Closing Date by executing a supplemental guarantee in the form of Exhibit K hereto. Holdings is permitted to cause any Unrestricted Subsidiary to be a Guarantor. If the Borrower, Holdings or any of its Restricted Subsidiaries acquires or creates a Restricted Subsidiary (other than any Excluded Subsidiary) after the Closing Date, such Restricted Subsidiary shall execute a supplemental guarantee in the form of Exhibit K hereto, and deliver an Opinion of Counsel to the Administrative Agent to the effect that such supplemental guarantee has been duly authorized, executed and delivered by the new Restricted Subsidiary and constitutes a valid and binding obligation of the new Restricted Subsidiary, enforceable against the new Restricted Subsidiary in accordance with its terms (subject to customary exceptions).

SECTION 6.09     [Reserved].

SECTION 6.10     Limitations on Transactions with Affiliates.  (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any property or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of Holdings or any Affiliate of any of Holdings’ Subsidiaries involving aggregate payments or consideration in excess of $7.5 million in a single transaction or series of related transactions (each, an “Affiliate Transaction”), except for any Affiliate Transaction the terms of which are at least as favorable as the terms which could be obtained by Holdings, the Borrower or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm’s-length basis with Persons who are not such a holder, an Affiliate of such a holder or an Affiliate of Holdings or any of Holdings’ Subsidiaries.

(b)     In addition, Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, enter into an Affiliate Transaction unless:

(i)     with respect to any such Affiliate Transaction involving or having a value of more than $15.0 million, Holdings shall have (A) obtained the approval of a majority of the Board of Directors of Holdings and (B) either obtained the approval of a majority of Holdings’ disinterested directors or obtained an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to Holdings, the Borrower or such Restricted Subsidiary, as the case may be, from a financial point of view, and

(ii)     with respect to any such Affiliate Transaction involving or having a value of more than $30.0 million, Holdings shall have (A) obtained the approval of a majority of the Board of Directors of Holdings and (B) delivered to the Administrative Agent an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to Holdings, the Borrower or such Restricted Subsidiary, as the case may be, from a financial point of view.

(c)     Notwithstanding the foregoing, an Affiliate Transaction will not include:

(i)     any contract, agreement or understanding with, or for the benefit of, or plan for the benefit of, employees of Holdings or its Subsidiaries generally (in their capacities as such) that has been approved by the Board of Directors of Holdings;

(ii)     Capital Stock issuances to directors, officers and employees of Holdings or its Subsidiaries pursuant to plans approved by the stockholders of Holdings;

(iii)     any Restricted Payment otherwise permitted under Section 6.04 hereof or any Permitted Investment (other than a Permitted Investment referred to in clause (b) of the definition thereof, except as permitted by clause (iv) below);

(iv)     any transaction between or among Holdings and/or one or more Restricted Subsidiaries or between or among Restricted Subsidiaries (provided, however, no such transaction shall involve any other Affiliate of Holdings (other than an Unrestricted Subsidiary to the extent permitted by this Agreement)) and any Guarantees issued by Holdings or a Restricted Subsidiary for the benefit of Holdings or a Restricted Subsidiary, as the case may be, in accordance with Section 6.03;

(v)     any transaction between Holdings or one or more Restricted Subsidiaries and one or more Unrestricted Subsidiaries (A) where all of the payments to, or other benefits conferred upon, such Unrestricted Subsidiaries are substantially contemporaneously dividended, or otherwise distributed or transferred without charge, to Holdings or a Restricted Subsidiary or (B) in the ordinary course of business, including, without limitation, sales (directly or indirectly), sales subject to repurchase options, leases and sales and leasebacks of (1) homes, improved land and unimproved land and (2) real estate (including related amenities and improvements);

(vi)     issuances, sales or other transfers or dispositions of mortgages and collateralized mortgage obligations in the ordinary course of business between Restricted Subsidiaries and Unrestricted Subsidiaries of Holdings;

(vii)     the payment of reasonable and customary fees to, and indemnity provided on behalf of, officers, directors, employees or consultants of Holdings, the Borrower or any Restricted Subsidiary;

(viii)     transactions in which Holdings or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent an opinion of a qualified independent financial advisor stating that such transaction is fair to Holdings or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable to Holdings or its relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holdings or such Restricted Subsidiary with an unrelated Person on an arm’s length basis;

(ix)     any agreement or arrangement as in effect as of the Effective Date, or any amendment thereto (so long as any such amendment is not disadvantageous in any material respect to the Lenders when taken as a whole as compared to the applicable agreement or arrangement as in effect on the Effective Date);

(x)     transactions with joint ventures entered into in the ordinary course of business, including, without limitation, sales (directly or indirectly), sales subject to repurchase options, leases and sales and leasebacks of (A) homes, improved land and unimproved land and (B) real estate (including related amenities and improvements);

(xi)     any transaction with a Person (other than an Unrestricted Subsidiary) which would constitute an Affiliate Transaction solely because Holdings or a Restricted Subsidiary owns Capital Stock in or otherwise controls such Person;

(xii)     the issuance and transfer of Capital Stock of Holdings and the granting and performance of customary registration rights;

(xiii)     any lease entered into between Holdings or any Restricted Subsidiary, as lessee, and any Affiliate of Holdings, as lessor, in the ordinary course of business;

(xiv)     intellectual property licenses in the ordinary course of business;

(xv)     transactions between Holdings or any of its Restricted Subsidiaries and any Person that would constitute an Affiliate Transaction solely because a director of which is also a director of Holdings; provided, however, that such director abstains from voting as a director of Holdings on any matter involving such other Person; and

(xvi)     pledges of Capital Stock of Unrestricted Subsidiaries.

SECTION 6.11     Limitations on Mergers, Consolidations and Sales of Assets. Neither the Borrower nor any other Loan Party will consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations under this Agreement and any other Loan Document (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which Holdings, the Borrower or a Restricted Subsidiary is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:

(i)     the Person formed by or surviving such consolidation or merger (if other than Holdings, the Borrower or the other Loan Parties, as the case may be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the “Successor”), is a corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by amendment hereto in a form reasonably satisfactory to the Administrative Agent all of the obligations of Holdings, the Borrower or the other Loan Parties, as the case may be, under this Agreement and any other Loan Document, as the case may be,

(ii)     immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing, and

(iii)     immediately after giving effect to such transaction,

(A)     Holdings (or its Successor) could incur at least $1.00 of Indebtedness pursuant to Section 6.03(a) hereof, or

(B)     the Consolidated Fixed Charge Coverage Ratio would be equal to or greater than the Consolidated Fixed Charge Coverage Ratio immediately prior to such transaction or the ratio of Indebtedness of Holdings and the Restricted Subsidiaries to Consolidated Tangible Net Worth of Holdings would be equal to or less than the ratio immediately prior to such transaction.

The foregoing provisions shall not apply to: (1) a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Guarantee, or (2) a transaction the purpose of which is to change the state of incorporation or formation of Holdings, the Borrower or any other Loan Party.

SECTION 6.12     Reports to Lenders.  (b) Holdings shall file with the Commission the annual reports and the information, documents and other reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act. Holdings shall file with the Administrative Agent and deliver to each Lender such reports, information and documents within 15 days after it files them with the Commission. In the event that Holdings is no longer subject to these periodic reporting requirements of the Exchange Act, it will nonetheless continue to file reports with the Commission and the Administrative Agent and deliver such reports to each Lender as if it were subject to such reporting requirements. Regardless of whether Holdings is required to furnish such reports to its stockholders pursuant to the Exchange Act, Holdings will cause its consolidated financial statements and a “Management’s Discussion and Analysis of Results of Operations and Financial Condition” written report, similar to those that would have been required to appear in annual or quarterly reports, to be delivered to each Lender.

(c)     The posting of the reports, information and documents referred to above on Holdings’ website or one maintained on its behalf for such purpose shall be deemed to satisfy Holdings’ delivery obligations to the Administrative Agent and the Lenders. In addition, availability of the foregoing materials on the Commission’s EDGAR service shall be deemed to satisfy Holdings’ delivery obligations to the Administrative Agent and the Lenders. The Administrative Agent shall have no obligation to monitor whether Holdings posts such reports, information and documents on its website or the Commission’s EDGAR service, or collect any such information from Holdings’ website or the Commission’s EDGAR service.

(d)     Delivery of such reports, information and documents to the Administrative Agent is for informational purposes only and the Administrative Agent’s receipt of them will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Borrower’s and/or Holdings’ compliance with any of its covenants in this Agreement (as to which the Administrative Agent is entitled to rely exclusively on Officers’ Certificates).

SECTION 6.13     Notice of Other Defaults In the event that any Indebtedness that has an outstanding principal amount of $40.0 million or more of the Borrower or any other Loan Party is declared due and payable before its maturity because of the occurrence of any default under such Indebtedness, the Borrower or the relevant Loan Party, as the case may be, shall promptly deliver to the Administrative Agent an Officers’ Certificate stating such declaration; provided, that the term “Indebtedness” as used in this Section 6.13 shall not include Non-Recourse Indebtedness.

SECTION 6.14     Collateral Requirement; Further Assurances; Costs.

(a)     On the Closing Date, the Borrower and each other Loan Party shall grant Liens on their property (other than Excluded Property) and take all appropriate steps to cause such Liens to be perfected first-priority liens (subject to Permitted Liens), including through, filing of UCC-1 financing statements or otherwise, pursuant to, and to the extent required by, the Collateral Documents to be entered into on the Closing Date and this Agreement; provided that the recordation of mortgages and entry into control agreements will occur after the Closing Date in such time periods as set forth in Section 6.14(c) or such longer time period as reasonably agreed to by the Required Lenders.

(i)     [reserved]

(b)     If the Borrower or any other Loan Party at any time after the Closing Date acquires any new property (other than Excluded Property) that is not automatically subject to a Lien under the Collateral Documents, or a non-Loan Party Restricted Subsidiary becomes a Loan Party, the Borrower will, or will cause such other Loan Party, subject to the requirements of the Collateral Documents, to as soon as practical after such property’s acquisition or it no longer being Excluded Property (subject to Section 6.14(d) below):

(i)     grant a first-priority Lien on such Collateral (or, in the case of a new Loan Party, all of its assets except Excluded Property) to the Administrative Agent for the benefit of the Secured Parties and, to the extent such grant would require the execution and delivery of a Collateral Document, the Borrower or such other Loan Party shall execute and deliver a Collateral Document on substantially the same terms as the Collateral Documents executed and delivered on the Closing Date);

(ii)     cause the Lien granted in such Collateral Document to be duly perfected in any manner permitted by law to the same extent as the Liens granted on the Closing Date are perfected; and

(iii)     instruct the Administrative Agent in writing to take all action necessary in connection with the foregoing provisions of this Section 6.14(b) including as necessary under the Collateral Documents and determining whether Collateral constitutes Mortgage Tax Collateral (as defined in the Amended and Restated Intercreditor Agreement) for purposes of the Amended and Restated Intercreditor Agreements. By their making of the Loans, the Lenders shall be deemed to have instructed and authorized the Administrative Agent to take such actions as instructed by Holdings or the Borrower or any other Guarantor.

(c)     Notwithstanding anything to the contrary set forth in this Section 6.14 or elsewhere in this Agreement or any Collateral Document:

(i)     any mortgages, deeds of trust or similar instruments (and any related Collateral Documents) required to be granted pursuant to this Agreement or the Collateral Documents with respect to real property owned by the Borrower or a Loan Party on the Closing Date shall be granted, together with Opinions of Counsel delivered to the Administrative Agent in respect of the enforceability and validity of such mortgages, deeds of trust and similar instruments, addressing customary matters (and containing customary exceptions) (provided, that, an Opinion of Counsel shall not be required with respect to any mortgage or similar instrument for real property located in a jurisdiction for which an Opinion of Counsel has been previously delivered to the Administrative Agent pursuant to this Agreement), using reasonable best efforts following the Closing Date, but in no event later than (A) 180 days following the Closing Date with respect to real property to be pledged as Collateral with an aggregate book value of at least 60% of the aggregate book value of such real property owned on the Closing Date, (B) 210 days following the Closing Date with respect to real property to be pledged as Collateral with an aggregate book value of at least 75% of the aggregate book value of such real property owned on the Closing Date and (C) in any event, 270 days after the Closing Date with respect to all real property owned on the Closing Date to be pledged as Collateral;

(ii)     any control, intercreditor or similar agreements or other Collateral Documents with respect to L/C Collateral (other than Excluded Property) and any deposit, checking and securities accounts required to be provided pursuant to this Agreement or the Collateral Documents on the Closing Date shall be provided as soon as commercially reasonable following the Closing Date, but in no event later than 90 days following the Closing Date or such later date as may be reasonably agreed by the Required Lenders;

(iii)     [Reserved];

(iv)     any control, intercreditor or similar agreements or other Collateral Documents required pursuant to this Agreement or the Collateral Documents with respect to L/C Collateral (other than Excluded Property) may provide that the Administrative Agent for the benefit of the Secured Parties has a security interest in such Collateral that is junior to the lien granted to the holders of the obligations secured by such L/C Collateral;

(v)     in the case of personal property, the Borrower and the other Loan Parties will not be required to take any steps to perfect liens on personal property outside the United States; and

(vi)     in the case of real property Collateral, the Borrower and the other Loan Parties will not be required to provide title insurance policies in respect thereof.

(d)     The Initial Lenders will bear and pay all legal expenses, collateral audit and valuation or appraisal costs, filing fees, insurance premiums and other costs associated with the performance of the obligations of the Borrower and the other Loan Parties set forth in this Section 6.14 and will also pay or reimburse the Administrative Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Administrative Agent in connection therewith, including the reasonable compensation and expenses of the Administrative Agent and Administrative Agent’s agents and counsel.

(e)     Neither the Borrower nor any of the other Loan Parties will be permitted to take any action, or knowingly or negligently omit to take any action, which action or omission might or would have the result of materially impairing the security interest with respect to the Collateral for the benefit of the Administrative Agent and the Secured Parties.

(f)     On the Closing Date, Holdings is required to deliver to the Administrative Agent, a Perfection Certificate.

SECTION 6.15     Maintenance of Ratings. The Borrower shall use commercially reasonable efforts to, not later than sixty (60) days after the Conversion Date (or such later date as may be agreed to by the Required Lenders), obtain and, thereafter maintain, (i) a public corporate credit rating (but not any particular rating) from S&P and a public corporate family rating (but not any particular rating) from Moody’s, in each case in respect of the Borrower or Holdings and (ii) a public rating (but not any particular rating) in respect of the Loans from each of S&P and Moody’s.

SECTION 6.16     Change of Control Offers.

(a)     Upon the occurrence of a Change of Control, each Lender shall have the right, at such Lender’s option, to require the Borrower to purchase (the “Change of Control Offer”) all or any part of such Lender’s Loans and terminate such Lender’s Term Commitments on a date (the “Change of Control Repurchase Date”) that is no later than 90 days after notice of the Change of Control, with such purchase of Loans being at a price equal to 100% of the principal amount of the Loans held by such Lender plus accrued and unpaid interest, if any, to, but excluding, the Change of Control Repurchase Date.

(b)     On or before the thirtieth day after any Change of Control, the Borrower shall provide written notice to the Administrative Agent and the Lenders, regarding the Change of Control and the repurchase right. The notice shall state the Change of Control Repurchase Date, the date by which the purchase right must be exercised, the price for the Loans and the procedure which the Lender must follow to exercise such right. To exercise such right, a Lender must deliver, at least ten days prior to the Change of Control Repurchase Date, written notice to the Borrower of the Lender’s exercise of such right; provided, however, that if mandated by applicable Law, a Lender may be permitted to deliver such written notice nearer to the Change of Control Repurchase Date than may be specified by the Borrower.

(c)     Notices may be delivered prior to the occurrence of a Change of Control stating that the Change of Control Offer is conditional on the occurrence of such Change of Control, and, if applicable, shall state that, in the Borrower’s discretion, the Change of Control Repurchase Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Borrower shall determine that such condition will not be satisfied by the Change of Control Repurchase Date, or by the Change of Control Repurchase Date as so delayed.

(d)     The Borrower will not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 6.16 and purchases all such Loans validly tendered for purchase and not validly withdrawn under such Change of Control Offer.

(e)     If Lenders holding not less than 90% of the sum of the Total Outstandings and unused Term Commitments then outstanding and which have not terminated pursuant to Section 2.04 validly tender and do not validly withdraw such Loans and Term Commitments in the Change of Control Offer and the Borrower, or any third party making a Change of Control Offer in lieu of the Borrower as permitted by this Section 6.16, purchases of all of the Loans validly tendered and not validly withdrawn by such Lenders, the Borrower or such third party shall have the right, upon not less than 10 nor more than 60 days’ prior notice to the Lenders (with a copy to the Administrative Agent), given not more than 30 days following such purchase pursuant to the Change of Control Offer described in this Section 6.16, to purchase all Loans that remain outstanding following such repurchase at a price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of repurchase, and to terminate all Term Commitments.

SECTION 6.17     Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each Loan Party to, keep and maintain all tangible property material to the conduct of its business in good working order and condition (subject to casualty, condemnation and ordinary wear and tear), except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 6.18     Insurance.

(a)     At any time on and after the Closing Date, each of Holdings and the Borrower will, and will cause each Loan Party to, maintain, with insurance companies that Holdings believes (in the good faith judgment of the management of Holdings) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which Holdings believes (in the good faith judgment of management of Holdings) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as Holdings believes (in the good faith judgment or the management of Holdings) are reasonable and prudent in light of the size and nature of its business, and will furnish to the Lenders, upon written request from the Administrative Agent (acting at the direction of the Required Lenders), information presented in reasonable detail as to the insurance so carried. Each such general liability policy of insurance shall (i) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or mortgagee endorsement that names the Administrative Agent, on behalf of the Lenders as the loss payee or mortgagee thereunder.

(b)     If any portion of any Collateral upon which a “Building” (as defined in 12 CFR Chapter III, Section 339.2) is at any time located is situated in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) furnish to the Lenders, upon written request from the Administrative Agent, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation evidence of annual renewals of such insurance.

SECTION 6.19     Use of Proceeds. The proceeds of the Initial Borrowing, will be used on the Closing Date to pay all amounts due in connection with the Existing Term Loan Refinancing in accordance with Section 4.02(d). After the Initial Borrowing, the proceeds of the Initial Loans will be used to finance the working capital and general corporate needs of Holdings, the Borrower and its Subsidiaries.

ARTICLE VII
EVENTS OF DEFAULT AND REMEDIES

SECTION 7.01     Events of Default. “Event of Default” means any one or more of the following events:

(i)     the failure by Holdings, the Borrower and the other Loan Parties to pay interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document when the same becomes due and payable and the continuance of any such failure for a period of thirty (30) days;

(ii)     the failure by Holdings, the Borrower and the other Loan Parties to pay the principal of any Loan when the same becomes due and payable at maturity, upon acceleration or otherwise;

(iii)     the failure by Holdings, the Borrower or any Restricted Subsidiary to comply with any of its agreements or covenants in, or provisions of, this Agreement, the Collateral Documents or the Guarantees and such failure continues for the period and after the notice specified below (except in the case of a default under Section 6.11, which will constitute an Event of Default with notice but without passage of time);

(iv)     the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of Holdings, the Borrower or any Restricted Subsidiary that has an outstanding principal amount of $40.0 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

(v)     the failure by Holdings, the Borrower or any Restricted Subsidiary to make any principal or interest payment in an amount of $40.0 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of Holdings, the Borrower or any Restricted Subsidiary within thirty (30) days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

(vi)     a final judgment or judgments that exceed $40.0 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against Holdings, the Borrower or any Restricted Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

(vii)     Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(A)     commences a voluntary case,

(B)     consents to the entry of an order for relief against it in an involuntary case,

(C)     consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D)     makes a general assignment for the benefit of its creditors;

(viii)     a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)     is for relief against Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary as debtor in an involuntary case,

(B)     appoints a Custodian of Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary or a Custodian for all or substantially all of the property of Holdings or any Restricted Subsidiary that is a Significant Subsidiary, or

(C)     orders the liquidation of Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary,

and the order or decree remains unstayed and in effect for 60 days;

(ix)     any Guarantee of a Loan Party that is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and this Agreement) or is declared null and void and unenforceable or found to be invalid or Holdings or any Subsidiary Guarantor denies its liability under its Guarantee (other than by reason of release of such Loan Party from its Guarantee in accordance with the terms of this Agreement and such Guarantee);

(x)     the Liens created by the Collateral Documents shall at any time not constitute valid and perfected Liens on any material portion of the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required by this Agreement or the Collateral Documents) other than in accordance with the terms of the relevant Collateral Document and this Agreement and other than the satisfaction in full of all Loan Obligations under this Agreement or the release or amendment of any such Lien in accordance with the terms of this Agreement or the Collateral Documents, or, except for expiration in accordance with its terms or amendment, modification, waiver, termination or release in accordance with the terms of this Agreement and the relevant Collateral Document, any of the Collateral Documents shall for whatever reason be terminated or cease to be in full force and effect, if in either case, such default continues for 30 days after notice, or the enforceability thereof shall be contested by the Borrower or any other Loan Party

(xi)     any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (and in any respect if qualified by materiality) when made or deemed made;

(xii)     any material provision of the Loan Documents (other than as described in subclause (viii) or subclause (ix) of this Section 7.01) shall for any reason be asserted by any Loan Party not to be a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder; or

(xiii)     unless Holdings, the Borrower or a permitted third party has consummated a Change of Control Offer in accordance with Section 6.16 and the purchase of any Loans of Lenders exercising a repurchase right thereunder, the occurrence of a Change of Control.

A Default as described in subclause (iii) of this Section 7.01 will not be deemed an Event of Default until the Lenders of at least 25 percent in principal amount of the then outstanding Loans notify Holdings and the Administrative Agent, of the Default and (except in the case of a Default with respect to Section 6.11 hereof) Holdings does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.” If such a Default is cured within such time period, it ceases to be a Default.

If an Event of Default (other than an Event of Default with respect to Holdings or the Borrower resulting from subclauses (vii) or (viii) of this Section 7.01), shall have occurred and be continuing under this Agreement, the Administrative Agent by notice to Holdings, or the Required Lenders by notice to Holdings and the Administrative Agent, may declare all Loans to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Loans and all other Loan Obligations will be due and payable immediately. If an Event of Default specified in subclauses (iv) or (v) of this Section 7.01 occurs, the declaration of acceleration of the amounts due and payable on the Loans and all other Loan Obligations shall be automatically annulled if the default triggering such Event of Default pursuant to subclauses (iv) or (v) of this Section 7.01 shall be remedied or cured by Holdings, the Borrower or a Restricted Subsidiary or waived by the holders of the relevant Indebtedness within 20 days after the declaration of acceleration with respect thereto and if (1) the annulment of the acceleration of the amounts due and payable on the Loans would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, except nonpayment of principal, premium, if any, or interest on the Loans that became due solely because of the acceleration of the amounts due and payable on the Loans, have been cured or waived. The Borrower shall provide the Administrative Agent with notice of any such annulment of a declaration of acceleration of the Loans. If an Event of Default with respect to Holdings or the Borrower specified in subclauses (vii) or (viii) of this Section 7.01 occurs, such an amount will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Administrative Agent and Holdings or any Lender. This provision, however, is subject to the condition that, if at any time after the unpaid principal amount (or such specified amount) of the Loans shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Borrower shall pay or shall deposit with the Administrative Agent a sum sufficient to pay all matured installments of interest, if any, upon all of the Loans and the principal of all the Loans, which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, if any, to the extent that payment of such interest is enforceable under applicable Law and on such principal at the rate borne by the Loans to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Administrative Agent (including, but not limited to, fees, expenses and disbursements of legal counsel) and all other amounts due to the Administrative Agent under Section 2.07 and Section 8.12 and any and all defaults under this Agreement, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Loans which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 9.01 or provision deemed by the Administrative Agent to be adequate shall have been made therefor, then and in every such case the Required Lenders, by written notice to the Borrower and to the Administrative Agent, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Notwithstanding the previous sentence, no waiver shall be effective against any Lender for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Lender of each outstanding Loan affected thereby, unless all such affected Lenders agree, in writing, to waive such Event of Default or other event.

If the Administrative Agent shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any reason or shall have been determined to be adverse to the Administrative Agent, then and in every such case the Borrower, the Administrative Agent and the Lenders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Borrower, the Administrative Agent and the Lenders shall continue as though no such proceeding had been taken.

Except with respect to an Event of Default pursuant to clauses (i) or (ii) of this Section 7.01, the Administrative Agent shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Responsible Officer of the Administrative Agent by the Borrower or any Lender and such notice references the Loans and this Agreement.

SECTION 7.02     [Reserved].

SECTION 7.03     Application of Funds. After the exercise of remedies provided for in Section 7.02 (or after the Loans have automatically become immediately due and payable and the Commitments have automatically terminated as set forth in the proviso to Section 7.02), any amounts received on account of the Loan Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Loan Obligations constituting fees, indemnities, expenses and other amounts (including amounts payable under Article 3, but not including principal of or interest on any Loan) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Loan Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including amounts payable under Article 3), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Loan Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Loan Obligations constituting unpaid principal of the Loans;

Fifth, to the payment of all other Loan Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Loan Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Loan Obligations have been paid in full, to the Borrower or as otherwise required by Law.

ARTICLE VIII

ADMINISTRATIVE AGENT AND OTHER AGENTS

SECTION 8.01     Appointment and Authority.

(a)     Each of the Lenders hereby irrevocably appoints Wilmington Trust, National Association to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers, rights and remedies as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

(b)     The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Agent or Lender (i) for purposes of the perfection of all Liens created by the Loan Documents and all other purposes stated therein, (ii) to manage, supervise and otherwise deal with the Collateral, (iii) to take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents and (iv) except as may be otherwise specified in any Loan Document, to exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Law or otherwise, in each case, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any sub-agents appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 8 and Section 8.05 as though such sub-agents were the “collateral agent” under the Loan Documents and as if the term Administrative Agent included the “collateral agent” as if set forth in full herein with respect thereto.

(c)     Each Lender irrevocably authorizes the Administrative Agent to enter into any and all of the Collateral Documents together with such other documents as shall be necessary to give effect to the Lien on the Collateral contemplated by the other Collateral Documents, on its behalf. The Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents to which it is a party. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent’s duties hereunder shall be entirely administrative in nature. The Administrative Agent (i) is not assuming any obligation under any Loan Document other than as expressly set forth therein and (ii) shall not have implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this or the immediately preceding sentence or in Section 8.03. The Administrative Agent shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein. Any action taken by the Administrative Agent in reliance upon the instructions of the Required Lenders (or, where so required by Section 9.01, such greater proportion of Lenders) and the exercise by the Administrative Agent of the powers set forth herein or in the other Loan Documents, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

SECTION 8.02     Rights as a Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. The Person serving as the Administrative Agent hereunder shall, if it is a Lender, have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and may accept fees and other consideration from the Borrower for services in connection herewith and otherwise without any duty to account therefor to the Lenders. The Lenders acknowledge that pursuant to such activities, the Administrative Agent and its Related Parties may receive information regarding any Loan Party or any Affiliate of any Loan Party (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent and its Related Parties shall be under no obligation to provide such information to them.

SECTION 8.03     Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents to which it is a party. Without limiting the generality of the foregoing, the Administrative Agent:

(a)     shall not be subject to any fiduciary or other implied (or express) duties or obligations arising under the agency doctrine of any applicable Law or otherwise, regardless of whether a Default has occurred and is continuing;

(b)     notwithstanding anything herein to the contrary, the Administrative Agent shall not be required to take any action (or omit to take any action) that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Laws or if the Administrative Agent is not indemnified to its satisfaction; and

(c)     shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any Agent-Related Person in any capacity.

The Administrative Agent and the Agent-Related Persons shall not be liable for any action taken or not taken by it or them (i)(A) under or in connection with any of the Loan Documents or (B) with the consent or at the request of the Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances provided in Section 7.02 and 9.01) or (ii) in the absence of its own gross negligence, or willful misconduct; provided, that the Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and stating it is a “notice of default” is given to the Administrative Agent by the Borrower or a Lender; provided, further, that in the event the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders; it being understood that the failure to give such notice shall not result in any liability on the part of the Administrative Agent.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the representations, warranties, covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the execution, validity, enforceability, effectiveness, genuineness, collectability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Loan Documents, (v) the value or the sufficiency of any Collateral, (vi) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Loan Obligations or as to the use of the proceeds of the Loans, (vii) the properties, books or records of any Loan Party, (viii) the existence or possible existence of any Event of Default or Default or (ix) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection unless Administrative Agent has received satisfactory instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders, it being understood, however, that with regards to enforcement actions following an Event of Default, the Administrative Agent shall be entitled to act upon the direction of the Required Lenders), and, if necessary in the Administrative Agent’s opinion, satisfactory indemnity and security. Phrases such as “satisfactory to the Administrative Agent,” “approved by the Administrative Agent,” “acceptable to the Administrative Agent,” “as determined by the Administrative Agent,” “in the Administrative Agent’s discretion,” “selected by the Administrative Agent,” and phrases of similar import authorize and permit the Administrative Agent to approve, disapprove, determine, act or decline to act in its discretion, it being understood that the Administrative Agent in exercising such discretion under the Loan Documents shall be acting on the instructions of the Required Lenders (or Lenders to the extent required hereunder) and shall be fully protected in, and shall incur no liability in connection with, acting or failing to act (or failing to act while awaiting such direction) pursuant to such instructions.

The Administrative Agent shall never be required to use, risk or advance its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder (including, but not limited to, no obligation to grant any credit extension or to make any advance hereunder).

Neither the Administrative Agent nor any Agent-Related Person shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, terrorist attacks or other disasters.

The permissive authorizations, entitlements, powers and rights (including the right to request that the Borrower take an action or deliver a document and the exercise of remedies following an Event of Default) granted to the Administrative Agent herein shall not be construed as duties. The Administrative Agent shall have no responsibility for interest or income on any funds held by it hereunder and any funds so held shall be held un-invested pending distribution thereof.

Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any Lien or security interest created under the Loan Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral.

Knowledge of the Administrative Agent shall not be attributed or imputed to Wilmington Trust, National Association’s other roles as trustee, administrative agent or collateral agent for the Issuer, and knowledge of Wilmington Trust, National Association in any other similar role for the Issuer shall not be attributed or imputed to each other or to the Administrative Agent.

SECTION 8.04     Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, experts or professional advisors. No Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). If at any time the Administrative Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Administrative Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Administrative Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Administrative Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

SECTION 8.05     Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent and shall not be responsible for the acts of any such party appointed with due care. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory, indemnification and other provisions of this Article 8 shall apply to any such sub-agent and its Related Parties and to the Agent-Related Persons in any role or capacity, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits and privileges (including the exculpatory and indemnification provisions) of this Article 8 shall apply to any such sub-agent and to the Related Parties of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Related Parties were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise against such sub-agent.

SECTION 8.06     Resignation of Administrative Agent: Appointment of Successor. The Administrative Agent may at any time resign or, if it is a Defaulting Lender pursuant to clause (iv) of the definition thereof, be removed by the Borrower upon ten (10) days’ prior written notice of such resignation or removal to the Lenders and the Borrower. Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed and provided that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing), to appoint a successor Administrative Agent which shall be a commercial bank or trust company with offices in the U.S. having combined capital and surplus in excess of $100,000,000. If no such successor shall have been so appointed by the Required Lenders and accepted such appointment within thirty (30) days after notice of the Administrative Agent’s resignation or removal, then, (i) in the case of a resignation of the Administrative Agent, the resigning Administrative Agent with the consent of the Borrower (such consent not to be unreasonably withheld, or delayed; provided that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing) or (ii) in the case of a removal of the Administrative Agent, the Borrower, may, with the consent of the Required Lenders, on behalf of the Lenders, appoint a successor Administrative Agent; provided that if no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective after such thirty-day period and (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any possessory Collateral held by the Administrative Agent on behalf of the Lenders the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly (and each Lender will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Administrative Agent, and the retiring (or retired) or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph) other than its obligations under Section 9.08. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the resignation or removal of the Administrative Agent hereunder and under the other Loan Documents, the provisions of this Article 8 and Section 9.05 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as the Administrative Agent.

SECTION 8.07     Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with Borrowings hereunder, and made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, or otherwise, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy or completeness of any information provided to the Lenders. Except for documents expressly required by this Agreement to be transmitted by the Administrative Agent to the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come in to the possession of the Administrative Agent or any of its Related Parties.

SECTION 8.08     Collateral and Guarantee Matters. The Lenders irrevocably authorize the Administrative Agent to, and the Administrative Agent shall:

(a)     release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) on the date upon which all of the Loan Obligations (other than contingent obligations not yet accrued and payable) have been paid in full in cash, the Aggregate Commitments have expired or have been terminated (such date, the “Termination Date”), (ii) with respect to any property constituting Collateral that (x) is sold, transferred or otherwise disposed of by the Borrower, Holdings or any other Loan Party to any Person other than a Loan Party (but excluding any transaction where the recipient is required to become a Loan Party) in a transaction permitted by this Agreement and the Collateral Documents, at the time of such sale or disposition, to the extent of the interest sold or disposed of or (y) is owned or at any time acquired by a Restricted Subsidiary that has been released from its Guarantee, concurrently with the release of such Guarantee, (iii) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders or such other number or percentage of Lenders required by Section 9.01, (iv) owned by a Guarantor upon release of such Guarantor from its obligations under its Guarantee pursuant to clause (c) below or (v) as expressly provided in the Collateral Documents;

(b)     [Reserved];

(c)     execute any documents and instruments reasonably requested by the Borrower to evidence the release of any Guarantor from its obligations under the Guarantee if (i) all or substantially all of the assets of any Guarantor other than Holdings or all of the Capital Stock of any Guarantor other than Holdings is sold (including by consolidation, merger, issuance or otherwise) or disposed of (including by liquidation, dissolution or otherwise) by Holdings or any of its Subsidiaries, (ii) unless Holdings elects otherwise, any Guarantor other than Holdings is designated an Unrestricted Subsidiary in accordance with the terms of this Agreement, (iii) such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder (it being understood that, in each case under this clause (c), any such Person shall be automatically and unconditionally released and discharged from all obligations under its Guarantee upon notice from Borrower to the Administrative Agent to such effect, without any further action required on the part of the Administrative Agent or any Lender), in each case, only to the extent such transaction is in compliance with the Loan Documents;

(d)     upon receipt of an Officer’s Certificate stating that such Indebtedness (or Liens securing such Indebtedness, if applicable) is permitted under the Loan Documents, enter into intercreditor agreements or arrangements (including any amendment, supplement or other modification of any Collateral Document to add or provide for additional secured parties) with respect to Indebtedness (or Liens securing such Indebtedness) that is required or permitted to be pari passu with or subordinated to the Loan Obligations (or the Liens securing the Loan Obligations) pursuant to Section 6.03; and

(e)     release the Borrower from its obligations under the Loan Documents, without the consent of the Lenders, if: (1) Holdings or any successor to Holdings has assumed the obligations of the Borrower under the Loan Documents, by executing and delivering documentation that is reasonably satisfactory in form to the Administrative Agent and the Required Lenders, (2) the Borrower shall execute a Guarantee, (3) Holdings delivers an Opinion of Counsel to the Administrative Agent and the Required Lenders that such Guarantee is permitted by the terms of this Agreement, and has been duly authorized, executed and delivered by the Borrower and constitutes a valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms (subject to customary exceptions), until such time, if any, such Guarantee may be released pursuant to the terms of this Agreement, and that all conditions precedent (if any) to the execution of such Guarantee provided for in this Agreement have been complied with and (4) any other Loan party shall provide any affirmation or Collateral Documents reasonably requested by the Administrative Agent or the Required Lenders.

In each case as specified in this Section 8.08, upon receipt of an Officer’s Certificate, the Administrative Agent will (and each Lender hereby authorizes the Administrative Agent to), at the Borrower’s expense, deliver, upon the request of the applicable Loan Party, to such Loan Party or any designee of such Loan Party any certificates, powers or other physical collateral held by it and relating to such item of Collateral (but subject to the requirements of any applicable intercreditor agreement) and execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, release such Guarantor from its obligations under the Guarantee or execute and deliver the agreements described in clause (d) above, in each case, in accordance with the terms of the Loan Documents and this Section 8.08; provided that the Borrower shall have delivered to the Administrative Agent (i) a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request and (ii) an Opinion of Counsel confirming that such release is permitted by Section 8.08. Additionally, with respect to subordinating the Administrative Agent’s security interest in Collateral to a Permitted Lien which is permitted pursuant to this agreement to rank senior to the Loans, upon the request of the applicable Loan Party, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the subordination of the Administrative Agent’s security interest in the Collateral to such Permitted Lien; provided that the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower certifying that any such subordination has been consummated in compliance with this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request and (ii) an Opinion of Counsel confirming that such subordination is permitted by this Agreement..

Each Secured Party hereby further authorizes the Administrative Agent on behalf of and for the benefit of the Secured Parties, (a) to be the agent for and representative of the Secured Parties with respect to the Collateral and the Collateral Documents, (b) to enter into any applicable intercreditor agreement contemplated by this agreement, including without limitation any Intercreditor Agreement and (c) to take any actions thereunder as determined by the Administrative Agent to be necessary or advisable. Each Secured Party hereby further authorizes the Administrative Agent on behalf of and for the benefit of the Secured Parties to enter into any other intercreditor agreement reasonably required by the Loan Documents (including without limitation, any Intercreditor Agreement), and each Secured Party agrees to be bound by the terms of such intercreditor agreement.

Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Secured Party hereby agree that (i) unless the Administrative Agent consents thereto, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Loan Documents, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent on behalf of itself and the Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Administrative Agent shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition.

SECTION 8.09     [Reserved]

SECTION 8.10     Appointment of Supplemental Administrative Agents.

(a)     It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b)     In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 8 and of Section 9.05 (obligating the Borrower to pay the Administrative Agent’s expenses and to indemnify the Administrative Agent) that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c)     Should any instrument in writing from the Borrower or any other Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

(d)     No Administrative Agent shall be responsible for the actions of any other administrative agent appointed pursuant to this Section 8.10.

SECTION 8.11     Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)     to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Loan Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.07) allowed in such judicial proceeding; and

(b)     to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.07.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loan Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

SECTION 8.12     Indemnification of Administrative Agent. Each Lender, on a pro rata basis, based on its Aggregate Exposure Percentage, severally (but not jointly) agrees to indemnify the Administrative Agent and its Related Parties, to the extent that the Administrative Agent or its Related Parties shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction)) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or on behalf of or asserted against the Administrative Agent or its Related Parties (solely to the extent such Related Party was performing services on behalf of the Administrative Agent) in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents (including in connection with enforcing a Lender’s indemnification obligation hereunder); provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or its Related Parties’, as applicable, gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

In addition, each Lender hereby severally (but not jointly) agrees to reimburse the Administrative Agent and each of its Related Parties promptly upon demand for such Lender’s pro rata share based on its Aggregate Exposure Percentage of any costs and expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction)) that may be incurred by the Administrative Agent or any of its Related Parties, to the extent not reimbursed by a Loan Party, in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

SECTION 8.13     Agency for Perfection. The Administrative Agent hereby appoints, authorizes and directs each Secured Party to act as collateral sub-agent for the Administrative Agent and the other Secured Parties for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Loan Party with, and cash and Cash Equivalents held by, such Secured Party, and may further authorize and direct such Secured Party to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Secured Party hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. For the avoidance of doubt, nothing in this Section 8.13 is intended to require the parties hereto to enter into any account control agreements not otherwise required hereunder. For the avoidance of doubt, any Secured Party that is appointed as a collateral sub-agent for the Administrative Agent shall be entitled to the benefits set forth in Section 8.05.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01     Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(a)     extend or increase the Commitment of any Lender without the prior written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02, or the waiver of any non-monetary Default or Event of Default shall not constitute an extension or increase of any Commitment of any Lender);

(b)     postpone any date scheduled for any payment of principal, premium, interest or fees, without the prior written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any non-monetary Default or Event of Default shall not constitute a postponement of any date scheduled for any payment of principal, premium, interest or fees);

(c)     reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (iii) of the second proviso to this Section 9.01) reduce or forgive any fees or premium payable hereunder or under any other Loan Document without the prior written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d)     change any provision of this Section 9.01 without the prior written consent of each Lender directly and adversely affected thereby; provided that the consent of each Lender shall be required to reduce the voting percentage set forth in the definition of “Required Lenders” or Section 9.07(a) (solely with regard to the ability of the Borrower to assign or otherwise transfer any of its rights or obligations hereunder);

(e)     release all or substantially all of the Collateral in any transaction or series of related transactions (it being understood that a transaction permitted under Section 6.07 or Section 6.11 shall not constitute the release of all or substantially all of the Collateral); provided that the unused Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making such determination;

(f)     other than in connection with a transaction permitted under Section 6.07 or Section 6.11, release all or substantially all of the aggregate value of the Guarantees; provided that the unused Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making such determination;

(g)     except as necessary or advisable to carry out the express intent of sections of this Agreement (including, without limitation, Section 2.13, Section 2.14 and Section 9.01) permitting the addition of Classes of Loans or Commitments that may be incurred on a pari passu or junior basis in right of payment and/or Lien priority to the then-existing Loans and/or Commitments, or amend Section 7.03 or Section 2.10(f) in a manner that directly and adversely affects any Class without the consent of Lenders of such Class holding more than 50% of the Commitments in respect of such Class;

(h)     except as expressly set forth herein (including, without limitation, Section 2.13, Section 2.14 or this Section 9.01), amend Section 2.10(a) or Section 2.11 without the consent of each Lender directly and adversely affected thereby (it being understood that Section 2.13, Section 2.14 and Section 9.07 may be amended with the consent of the Required Lenders only); and

(i)     amend, modify or change any provision that provides for the pro rata nature of disbursements by or payments to Lenders.

and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document (it being understood that the Required Lenders may agree to grant forbearance without the consent of the Administrative Agent, so long as such forbearance is not related to any rights of the Administrative Agent). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Lender may not be increased or extended without the consent of such Lender and (y) the principal and accrued and unpaid interest of such Lender’s Loans shall not be reduced or forgiven without the consent of such Lender.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the prior written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with any Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the prior written consent of the Administrative Agent, the Borrower and all of the applicable Replacement Lenders (and no other Lenders) of the applicable Replacement Commitment Series providing such Replacement Loans in connection with any refinancing facilities permitted pursuant to Section 2.14(a).

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and all of the applicable Refinancing Lenders (and no other Lenders) of the applicable Refinancing Loan Series providing such Refinancing Loans in connection with any refinancing facilities permitted pursuant to Section 2.14(b).

In addition, notwithstanding anything to the contrary contained in this Section 9.01 or any Loan Document, (a) the Borrower and the Administrative Agent may, without the input or consent of any other Lender, (i) effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent to effect the provisions of Section 2.13 or Section 2.14 (provided, that the consents of any applicable Lender shall be required, to the extent specified in Section 2.13, or Section 2.14), (ii) evidence the succession of another Person to the Borrower or Holdings or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Borrower or Holdings herein, (iii) add to the covenants of the Borrower or Holdings such further covenants, restrictions, conditions or provisions for the protection of the Lenders, or to surrender any right or power herein conferred upon the Borrower or Holdings, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenants, restrictions, conditions or provisions such amendment, supplemented Agreement or waiver may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Administrative Agent upon such an Event of Default or may limit the right of Required Lenders to waive such an Event of Default, (iv) evidence and provide for the acceptance of appointment hereunder by a successor or replacement Administrative Agent or under the Collateral Documents, (v) to provide for any Guarantee, (vi) to add security to or for the benefit of the Loans and, in the case of the Collateral Documents, to or for the benefit of the other secured parties named therein, or to confirm and evidence the release, termination or discharge of any Guarantee of the Loans or Lien securing the Loans or any Guarantee when such release, termination or discharge is permitted by this Agreement and the Collateral Documents and (vii) (a) [reserved], (b) if the Administrative Agent and the Borrower have jointly identified an obvious error, ambiguity, defect, inconsistency or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, (c) guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented or waived without the consent of any Lender if such amendment, supplement or waiver is delivered in order to (x) comply with local Law, (y) cure ambiguities, omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents and (d) the Borrower and the Administrative Agent may, with the prior written consent of the Required Lenders, effect immaterial amendments to the schedules and/or the exhibits to this Agreement and the other Loan Documents, in each case, as in effect on the Closing Date, if the Required Lenders have reasonably determined that such amendments are appropriate or to account for events or circumstances occurring after the Effective Date, which would have been included if such events or circumstances had occurred prior to the Effective Date.

SECTION 9.02     Notices and Other Communications; Facsimile Copies.

(a)     General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or any other Loan Document shall be in writing (including by facsimile or other electronic transmission). All such written notices shall be mailed, faxed or delivered (including electronically) to the applicable address, facsimile number or electronic mail address, as follows:

(i)     if to the Borrower or the Administrative Agent, to the address, facsimile number or electronic mail address specified for such Person on Schedule 9.02 or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the other parties; and

(ii)     if to any other Lender, to the address, facsimile number or electronic mail address specified in its Administrative Questionnaire or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto, (B) if delivered by mail, four (4) Business Days after deposit in the mail, postage prepaid, (C) if delivered by facsimile, when sent and receipt has been confirmed, and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a telephone or voice-mail message be effective as a notice, communication or confirmation hereunder; provided, however, this sentence shall not limit Section 8.04.

(b)     Effectiveness of Facsimile or Other Electronic Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic transmission (including portable document format). The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic document or signature.

(c)     Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in accordance with Section 9.05.

SECTION 9.03     No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 9.04     Expenses. Holdings and the Borrower, jointly and severally, agree to reimburse) (1) the Administrative Agent in accordance with the Agent Fee Letter and (2) the Administrative Agent and the Lenders for all of their costs, fees and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including in each case the reasonable fees, disbursements and other charges of one outside counsel to the Administrative Agent and one outside counsel to the Lenders as a whole, and if reasonably necessary, one additional local counsel to the Administrative Agent in each relevant jurisdiction and one local counsel to the Lenders, taken as a whole, in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions); provided, however, that, with respect to the Lenders, the Borrower shall not at any time be required to pay, or cause to be paid, costs, fees and expenses with respect to any regulatory inquiry, third party claim or any claim, dispute or liability arising in connection with, or in any way relating to, the Specified Transactions or the making of the Initial Loans or the use of proceeds thereof.

SECTION 9.05     Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Administrative Agent, each Lender and their respective Affiliates and their and their respective Affiliates’ directors, officers, employees, controlling persons, counsel, agents, attorneys-in-fact, trustees and advisors (collectively the “Indemnitees”) from and against any and all liabilities, losses, damages, claims and expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent and one (1) additional counsel for all other Indemnitees taken as a whole and solely in the case of a conflict of interest among or between Indemnitees, one (1) additional counsel to all similarly affected Indemnitees taken as a whole, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction and one (1) additional local counsel for all other Indemnitees taken as a whole in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions), and solely in the case of a conflict of interest, one (1) additional local counsel to all similarly affected Person, taken as a whole)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee, in each case, in any way relating to or arising after the Closing Date (or, in the case of the Administrative Agent only, in its capacity as such, the Effective Date) out of or in connection with (a) the enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby (including enforcing the Borrower’s indemnification obligations hereunder), (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is instituted by a third party or by the Borrower or any other Loan Party) (all the foregoing, collectively, the “Indemnified Liabilities”) in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that notwithstanding anything herein to the contrary, the Borrower shall not be required to indemnify and such indemnity shall not, as to any Indemnitee (other than claims against an Indemnitee in its capacity as Administrative Agent), be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements, including with respect to regulatory inquiries, arise in connection with, or relate in any way to, the Specified Transactions, the making of Loans pursuant to the Initial Borrowing or the use of proceeds of Initial Borrowing; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (x) have been determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee (or any of its Related Indemnitees) or (y) arise from claims of any of the Indemnitees solely against one (1) or more Indemnitees (other than claims against an Indemnitee in its capacity as Administrative Agent) that have not resulted from the action, inaction, participation or contribution of the Borrower, Holdings or any Affiliates of the foregoing or any of their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors; provided further that Section 3.01 (instead of this Section 9.05) shall govern indemnities with respect to Taxes, except that Taxes representing losses, claims, damages, etc., with respect to a non-Tax claim shall be governed by this Section 9.05 (without duplication of Section 3.01). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Syndtrak, IntraLinks, the internet, email or other similar information transmission systems in connection with this Agreement, in each case, except to the extent any such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that nothing contained in this sentence shall limit the Borrower’s indemnification and reimbursement obligations under this Agreement. The Borrower shall not be liable for any settlement in respect of any Indemnified Liabilities effected without the Borrower’s consent (which consent shall not be unreasonably withheld), but if settled with the Borrower’s prior written consent, or (without limitation of the Borrower’s obligations set forth above) if there is a final judgment against an Indemnitee, the Borrower agrees to indemnify and hold harmless each Indemnitee in the manner set forth above.

The Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened Indemnified Liability against such Indemnitee in respect of which indemnity could have been sought hereunder by such Indemnitee unless such settlement (a) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such claimed or threatened Indemnified Liability, (b) does not include any statement as to any admission of fault, culpability or failure to act by or on behalf of such Indemnitee and (c) includes customary confidentiality provisions reasonably acceptable to such Indemnitee.

In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 9.05 shall be reimbursed within ten (10) Business Days of written demand therefor (together with reasonable backup documentation). The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender and the Termination Date.

For purposes hereof, “Related Indemnitee” of an Indemnitee means (1) any Controlling Person or Controlled affiliate of such Indemnitee, (2) the respective partners, directors, officers, or employees of such Indemnitee or any of its Controlling Persons or Controlled affiliates and (3) the respective agents, advisors or other representatives of such Indemnitee or any of its Controlling Persons or Controlled affiliates, in the case of this clause (3), acting on behalf of or at the instructions of such Indemnitee, Controlling Person or such Controlled affiliate; provided that each reference to a Related Indemnitee in this sentence pertains to a Related Indemnitee involved in performing services under this Agreement and the Facilities. Notwithstanding the foregoing, if it is found by a final, non-appealable judgment of a court of competent jurisdiction in any such action, proceeding or investigation that any loss, claim, damage or liability of any Indemnitee has resulted from the gross negligence or willful misconduct of such Indemnitee (or any of its Related Indemnitees), such Indemnitee will repay such portion of the reimbursed amounts previously paid to such Indemnitee under this Section that is attributable to expenses incurred in relation to the act or omission of such Indemnitee which is the subject of such finding.

SECTION 9.06     Marshalling; Payments Set Aside. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Loan Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.

SECTION 9.07     Successors and Assigns.  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and the acknowledgement of the Administrative Agent, and any such assignment without such consent shall be null and void (for the avoidance of doubt, any such transfer that occurs pursuant to a transaction permitted under Section 6.11 is permitted hereunder without any such consent), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 9.07(b), or (ii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.07(g) or Section 9.07(i), as the case may be. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)     Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement; provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent shall not be less than $1,000,000, in the case of any assignment in respect of any Loans (provided, however, that concurrent assignments to or by Approved Funds will be treated as a single assignment for the purpose of meeting the minimum transfer requirements), (ii)  each of the Administrative Agent (except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (but subject to clause (iv) below)), and, so long as no Event of Default has occurred and is continuing, the Borrower consents to such assignment, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (iii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis, (iv) the parties (other than the Borrower unless its consent to such assignment is required hereunder) to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption together with a processing and recordation fee of $3,500 (which fee (x) the Borrower shall not have an obligation to pay except as required in Section 3.07 and (y) may be waived or reduced by the Administrative Agent in its discretion) and (v) the assigning Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent if requested.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 9.07(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.04 and Section 9.05 with respect to facts and circumstances occurring prior to the effective date of such assignment and shall continue to be bound by Section 9.08). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender; provided that if the Borrower has previously issued an assigning Lender a Note, then the Borrower shall have no obligation to deliver a Note to the assignee Lender except upon the surrender by the assigning Lender of its Note (or receipt by the Borrower of a certificate of loss including reasonably satisfactory indemnification provisions).

(c)     The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest amounts) of the Loans, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of its interests in the Loans and amounts due under the Loan Documents as set forth in the Register and as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent, any Lender (solely with respect to such Lender’s interest), at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary contained in this Agreement, the Loans and Loan Obligations are intended to be treated as registered obligations for U.S. federal income Tax purposes. Any right or title in or to any Loans and Loan Obligations (including with respect to the principal amount and any interest thereon) may only be assigned or otherwise transferred through the Register. This Section 9.07 shall be construed so that the Loans and Loan Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, Treasury Regulation Section 5f.103-1(c) and any other related regulations (or any successor provisions of the Code or such regulations).

(d)     The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(e)     Any Lender may at any time, with the consent of the Borrower, so long as no Event of Default has occurred and is continuing, but without the consent of, or notice to, the Administrative Agent, sell participations to any Person (other than a natural person, the Borrower, Holdings or any Affiliate of the Borrower or Holdings or (unless a Default or Event of Default has occurred and is continuing) a Competitor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the clauses (a) through (i) of the first proviso to Section 9.01 that directly and adversely affects such Participant. Subject to Section 9.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01 and Section 3.04 (subject to the requirements and limitations therein, including the requirements under Section 3.01(f) and Section 3.06 read as if a Participant were a Lender (it being understood that the documentation required thereunder shall be delivered to the participating Lender and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.07(b); provided that such Participant agrees to bound by such Sections, including for the avoidance of doubt to be subject to the provisions of Section 3.01(f) and Section 3.06 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments or any Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment or Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender (and the Borrower, to the extent that the Participant requests payment from the Borrower) shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)     A Participant shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(g)     Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)     [Reserved].

(i)     Notwithstanding anything to the contrary contained herein, any Lender (a “Pledging Lender”) shall have the right from time to time in its discretion and without the consent of Borrower to pledge, securitize, encumber, hypothecate, or otherwise transfer (a “Pledge”) all or any portion of its interest in the Loan to an Eligible Assignee (each, a “Pledgee”); provided that unless and until the applicable Pledgee actually becomes a Lender in compliance with the other provisions of this Section 9.07, (i) no such Pledge shall release the Pledging Lender from any of its obligations under the Loan Documents and, (ii) such Pledgee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such Pledgee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise (unless such Pledgee is an Eligible Assignee which has complied with the requirements of Section 9.07(b)).

(j)     [Reserved].

(k)     Assignments of Loans to any Purchasing Borrower Party shall be permitted through open market purchases and/or “Dutch auctions,” so long as any offer to purchase or take by assignment (other than through open market purchases) by such Purchasing Borrower Party shall have been made to all Lenders, so long as (i) no Default or an Event of Default has occurred and is continuing and (ii) the Loans purchased are immediately cancelled pursuant to Section 9.07(l).

(l)     Upon any purchase of Loans by a Purchasing Borrower Party, such Loans shall be immediately contributed to the Borrower, whereupon, (i) the aggregate principal amount (calculated on the face amount thereof) of such Loans shall automatically be cancelled and retired by the Borrower on the date of such contribution or purchase (and, if requested by the Administrative Agent, with respect to a contribution of Loans, any applicable contributing Lender shall execute and deliver to the applicable Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in such Loans to the Borrower for immediate cancellation) and (ii) the applicable Agent shall record such cancellation or retirement in the Register.

SECTION 9.08      [Reserved].

SECTION 9.09     Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, after obtaining the prior written consent of the Administrative Agent, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each other Loan Party) to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Loan Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Lender shall have made demand under this Agreement or any other Loan Document and although such Loan Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Loan Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 9.09 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Administrative Agent and such Lender may have.

SECTION 9.10     Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Loan Obligations hereunder.

SECTION 9.11     Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (including portable document format) of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or other electronic means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION 9.12     Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed to be a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 9.13     Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect until the Termination Date. The provisions of Article 3 and Article 8 and Section 9.05, 9.08, 9.15 and 9.16 shall survive and remain in full force and effect following the Termination Date.

SECTION 9.14     Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 9.15     GOVERNING LAW.

(a)     THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN ANY LOAN DOCUMENT EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND APPELLATE COURTS FROM ANY THEREOF (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT OR ANY LENDER IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY A LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO). EACH OF THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 9.16     WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Section 9.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 9.17     Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and permitted assigns.

SECTION 9.18     U.S.A PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the PATRIOT Act.

SECTION 9.19     No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby, each of Holdings and the Borrower acknowledge and agrees that (a) the Facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Holdings and the Borrower, on the one hand, and the Agents and the Lenders, on the other hand, and Holdings and the Borrower are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, each of the Agents and the Lenders is and has been acting solely as a principal and is not the agent or fiduciary, for the Borrower; and (c) the Agents and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Holdings and the Borrower have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

ARTICLE X

GUARANTEES; RELEASE OF GUARANTOR

SECTION 10.01     Guarantee. Each of the Guarantors hereby unconditionally guarantees, jointly and severally with each other Guarantor, to each Lender and to the Administrative Agent and its successors and assigns, irrespective of the validity and enforceability of this Agreement, any other Loan Document or the obligations of the Borrower hereunder or thereunder, that: (i) the due and punctual payment of the principal of, premium, if any, and interest on the Loans, whether at maturity or on an interest payment date, by acceleration, pursuant to any prepayment pursuant to Section 2.03, Change of Control Offer or otherwise, to the extent lawful, and all other obligations of the Borrower to the Lenders or the Administrative Agent hereunder or thereunder shall be promptly paid in full when due, all in accordance with the terms hereof and thereof, including all amounts payable to the Administrative Agent under Section 9.05 hereof, and (ii) in case of any extension of time of payment or renewal of any Loans or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

If the Borrower fails to make any payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated, jointly and severally with each other Guarantor, to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of the Loans, this Agreement, the Collateral Documents, the absence of any action to enforce the same, any waiver or consent by any Lender or the Administrative Agent with respect to any provisions hereof or thereof, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. If any Lender or the Administrative Agent is required by any court or otherwise to return to the Borrower or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Borrower or such Guarantor, any amount paid by the Borrower or any Guarantor to the Administrative Agent or such Lender, this Article X, to the extent theretofore discharged with respect to any Guarantee, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Lenders in respect of any obligations guaranteed hereby by such Guarantor until payment in full of all such obligations. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Lenders of Loans and the Administrative Agent on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VII hereof for the purposes of such Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any acceleration of such obligations as provided in Article VII hereof such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor, jointly and severally with each other Guarantor, for the purpose of this Article X. In addition, without limiting the foregoing, upon the effectiveness of an acceleration under Article VII, the Administrative Agent may make a demand for payment on the Loans under any Guarantee provided hereunder and not discharged.

SECTION 10.02     Obligations of each Guarantor Unconditional. Nothing contained in this Article X or elsewhere in this Agreement or in any other Loan Document is intended to or shall impair, as between each Guarantor and the Lenders, the obligations of such Guarantor which are absolute and unconditional, to pay to the Lenders the principal of, premium, if any, and interest on the Loans as and when the same shall become due and payable in accordance with the provisions of their Guarantee or is intended to or shall affect the relative rights of the Lenders and creditors of such Guarantor, nor shall anything herein or therein prevent the Administrative Agent or any Lender from exercising all remedies otherwise permitted by applicable Law upon any Default under this Agreement in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.

Upon any distribution of assets of a Guarantor referred to in this Article X, the Administrative Agent, subject to the provisions of Article VIII, and the Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Administrative Agent or to such Lenders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X.

SECTION 10.03     Release of a Guarantor. If (i) all or substantially all of the assets of any Guarantor other than Holdings or all of the Capital Stock of any Guarantor other than Holdings is sold (including by consolidation, merger, issuance or otherwise) or disposed of (including by liquidation, dissolution or otherwise) by Holdings or any of its Subsidiaries, (ii) unless Holdings elects otherwise, any Guarantor other than Holdings is designated an Unrestricted Subsidiary in accordance with the terms of this Agreement or becomes an Excluded Subsidiary, (iii) the Termination Date shall have occurred, or (iv) in accordance with Section 9.01, then in each case such Guarantor or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of a Guarantor), as the case may be, shall be deemed automatically and unconditionally released and discharged from any of its obligations under this Agreement without any further action on the part of the Administrative Agent or any Lender.

SECTION 10.04     Execution and Delivery of Guarantee. The execution by each Guarantor of this Agreement (or a joinder to this Agreement) together with an executed guarantee substantially in the form included in Exhibit I evidences the Guarantee of such Guarantor.

SECTION 10.05     Limitation on Guarantor Liability. Notwithstanding anything to the contrary in this Article X, each Guarantor, the Administrative Agent and each Lender hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state law. To effectuate that intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under its Guarantee are limited to the maximum amount that would not render the Guarantor’s obligations subject to avoidance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state law.

SECTION 10.06     Article X not to Prevent Events of Default. The failure to make a payment on account of principal, premium, if any, or interest, if any, on the Loans by reason of any provision in this Article X shall not be construed as preventing the occurrence of any Event of Default under Section 7.01 hereof.

SECTION 10.07     Waiver by the Guarantors. To the extent permitted by applicable Law, each Guarantor hereby irrevocably waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency of bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, the benefit of discussion, protest, notice and all demand whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in this Agreement, any other Loan Document and in this Article X.

SECTION 10.08     Subrogation and Contribution. Upon making any payment with respect to any obligation of the Borrower under this Article, the Guarantor making such payment shall be subrogated to the rights of the payee against the Borrower with respect to such obligation; provided, that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Borrower hereunder or under any other Loan Document remains unpaid.

Each Guarantor that makes a payment under its Guarantee shall be entitled, upon payment in full of all guaranteed obligations under this Agreement, to seek and receive contribution from and against each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

SECTION 10.09     Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement are nonetheless payable by the Guarantors hereunder forthwith on demand by the Administrative Agent or the Lenders.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOVNANIAN ENTERPRISES, INC., as Holdings

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief
Financial Officer
K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief
Financial Officer

Signature Page to Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent
By:	/s/ Cora Holland Koller
Name:	Cora Holland-Koller
Title:	Banking Officer

Signature Page to Credit Agreement

Signature page of Lenders on file with Administrative Agent.

Signature Page to Credit Agreement

SCHEDULE 1.01

Unrestricted Subsidiaries

Amber Ridge, LLC

Fair Land Title Company, Inc.

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Leeland Station LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial USA, LLC

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

HovWest Land Acquisition, LLC

K. Hovnanian Amber Glen, LLC

K. Hovnanian American Mortgage, L.L.C.

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Cadence Park, LLC

K. Hovnanian at Canter V, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Knollac Acres, LLC

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. Hovnanian at Randall Highlands, LLC

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at River Hills, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Solare, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at Trenton II, L.L.C.

K. Hovnanian at Trenton Urban Renewal, L.L.C.

K. Hovnanian at Valletta, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Waterford, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian Building Company, LLC

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Cypress Creek, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian Homes at Bock Farm, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Houston Property III, LLC

K. Hovnanian Houston Property IV, LLC

K. Hovnanian HovWest Holdings, L.L.C.

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian Lake Parker, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian Parkside Holdings, LLC

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian TBD, LLC

K. Hovnanian TerraLargo, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Sonata at The Preserve, LLC

SCHEDULE 2.01

Initial Commitments

On file with Administrative Agent

SCHEDULE 9.02

Administrative Agent’s Office, Certain Addresses for Notices

If to any Loan Party, to Borrower at:

K. Hovnanian Enterprises, Inc.

c/o Hovnanian Enterprises, Inc.

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

Facsimile:  (732) 383-2945

Attention:  Corporate Counsel

With copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

Attention:  William B. Sheehan, Esq.

Facsimile: (212) 455-2502

and

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

Attention: Marisa D. Stavenas, Esq.

Facsimile: (212) 455-2502

If to the Administrative Agent, to Wilmington Trust, National Association at:

Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: K. Hovnanian Administrator
Facsimile: (612) 217-5651

If to any Lender, with a copy (which shall not constitute notice) to:

STROOCK & STROOCK & LAVAN LLP

180 Maiden Lane

New York, NY 10038

Attention: Kristopher M. Hansen, Esq.

Facsimile: (212) 806-6006

E-mail: khansen@stroock.com

EXHIBIT A-1

FORM OF LOAN NOTICE

Date: [●]

To:	Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: K. Hovnanian Administrator

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

The Borrower hereby gives you notice pursuant to Section 2.02(a) of the Credit Agreement that it requests (select one):

A Borrowing of Loans:

1.     On ____________________________________ (a Business Day).

2.     In the amount of $ ________________________.

3.     Comprised of _______________________________________.

(Class of Loan requested)

4.      To the account designated below:

Bank to be Credited:

Bank Address:

Account No.:

ABA No.:

Reference Information:

[Signature Page Follows]

K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:
Name:
Title:

Exhibit A-1-2

EXHIBIT A-2

FORM OF PREPAYMENT NOTICE

To:	Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: K. Hovnanian Administrator

Re:     Hovnanian Credit Agreement

Date: [●]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

The Borrower hereby gives you notice pursuant to Section 2.03(a)(i) of the Credit Agreement that it shall be making the following prepayment of Loans in accordance with the Credit Agreement:

(A) Class(es) of Loans being prepaid:	[Initial Loans] [Refinancing Loans] [Extended Loans]

(B) Principal amount of Loans being prepaid:	$

(C) Date of prepayment:

[This Prepayment Notice and the obligation to make a prepayment of Loans pursuant to this Prepayment Notice shall be conditioned upon the occurrence of [_].]

[Signature Page Follows]

Exhibit A-2-1

K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:
Name:
Title:

Exhibit A-2-2

EXHIBIT B

FORM OF NOTE

Date: [●]

FOR VALUE RECEIVED, the undersigned, hereby promises to pay to _____________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the aggregate unpaid principal amount of each Loan made by the Lender to the Borrower (as defined below) on the Maturity Date or at such times as provided under that certain Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

The Borrower promises to pay interest on the aggregate unpaid principal amount of each Loan made by the Lender to the Borrower under the Credit Agreement from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in immediately available funds. While any Event of Default set forth in Section 7.01 of the Credit Agreement exists, with respect to the payment of any principal, interest or fees, the applicable unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate or rates set forth in the Credit Agreement.

This Note (this “Note”) is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and under the Loan Documents, and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guarantee and is secured by the Collateral granted under the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, as applicable, immediately due and payable all as provided in the Credit Agreement.

Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business, and the Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto; provided, however, that the failure of any Lender to make such endorsement, notation or record or any error in such endorsement, notation or record shall not affect the obligation of the Borrower under this Note.

The Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

Exhibit B-1

K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:
Name:
Title:

Exhibit B-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B-3

EXHIBIT C

FORM OF
ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). It is understood and agreed that the rights and obligations of the Assignor and the Assignee hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor: ______________________________________________

2.	Assignee: ______________________________________________ [and is a Lender, an Affiliate/Approved Fund of [identify Lender]][1]

3.	Borrower: K. Hovnanian Enterprises, Inc.

4.	Administrative Agent: Wilmington Trust, National Association, as the administrative agent under the Credit Agreement

5.

Credit Agreement: Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

1               Select as applicable.

Exhibit C-1

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
Loan Facility	$	$	%

[7.     Trade Date:     __________________] 3

Effective Date:     _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[Signature Page Follows]

2          Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

3          To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit C-2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:

\

[Consented to and]4 Accepted:

K. HOVNANIAN ENTERPRISES, INC.,
as Borrower

By:

Name:
Title:

[WILMINGTON TRUST, NATIONAL

ASSOCIATION, as Administrative Agent

By:
      Name:
      Title: ]5

4           To be included to the extent consent is required.

5           To be completed to the extent consent is otherwise required.

Exhibit C-3

ANNEX 1 to
Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.     Representations and Warranties.

1.1     Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.     Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements referred to in Section 5.07 or delivered pursuant to Section 6.12 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire in the form of Exhibit D to the Credit Agreement, and (vii) attached to the Assignment and Assumption is any other documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

2.     Payments. From and after the Effective Date referred to in this Assignment and Assumption, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.

Exhibit C-4

3.     General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

Exhibit C-5

EXHIBIT D

ADMINISTRATIVE QUESTIONNAIRE

Deal Name:	Hovnanian Enterprises, Inc. and K. Hovnanian Enterprises, Inc. – Revolver
Agent Address:	Wilmington Trust, N.A	Return To:	Loan Agency Middle Admin
	50 South Sixth Street	Phone:	612-217-5649
	Suite 1290	Fax:	612-217-5651
	Minneapolis, MN 55402	E-mail:	LoanAgency@WilmingtonTrust.com

LENDER INFORMATION:

Legal Name of Lender:
Legal Address:
Fund Manager:

ADMINISTRATIVE/OPERATIONS/NOTICES CONTACTS:

	Primary Contact	Secondary Contact
Name:
Company:
Title:
Address:

Phone:
Fax:
E-Mail Address:

CREDIT CONTACTS:

	Primary Contact	Secondary Contact
Name:
Company:
Title:
Address:

Phone:
Fax:
E-Mail Address:

Exhibit D-1

DEBTDOMAIN CONTACTS:

Name:
Phone:
E-mail Address:

Name:
Phone:
E-mail Address:

Name:
Phone:
E-mail Address:

DOMESTIC WIRE INSTRUCTIONS (USD):

Currency:
Bank Name:
Swift/Routing No.:
Account Name:
Account No.:
FCC Account Name:
FCC Account No.:
Attention:

TAX FORM PROVIDED:

W-9	☐
W-8BEN	☐
W-8BEN-E	☐
W-8IMY	☐
W-8ECI	☐
W-8EXP	☐
Other	☐

Exhibit D-2

EXHIBIT E-1

FORM OF
SECTION 3.01(f) U.S. TAX CERTIFICATE
(For Non- U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E (or any applicable successor forms). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each applicable payment is to be made to the undersigned, or in the three calendar years preceding any such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

3

[NAME OF LENDER]

By:
Name:
Title:

Dated:

4

EXHIBIT E-2

FORM OF
SECTION 3.01(f) U.S. TAX CERTIFICATE
(For Non- U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E (or any applicable successor forms) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or, in each case, any applicable successor forms)from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each applicable payment is to be made to the undersigned, or in the three calendar years preceding any such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Exhibit E-2-1

[NAME OF PARTICIPANT]

By:
Name:
Title:

Dated:

Exhibit E-2-2

EXHIBIT E-3

FORM OF
SECTION 3.01(f) U.S. TAX CERTIFICATE
(For Non- U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E (or any applicable successor forms). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each applicable payment is to be made to the undersigned, or in the three calendar years preceding any such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Exhibit E-3-1

[NAME OF PARTICIPANT]

By:
Name:
Title:

Dated:

Exhibit E-3-2

EXHIBIT E-4

FORM OF
SECTION 3.01(f) U.S. TAX CERTIFICATE
(For Non- U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent.

Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members claiming the portfolio interest exemption is a 10-percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members claiming the portfolio interest exemption is a “controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E (or any applicable successor forms) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E (or, in each case, any applicable successor forms) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each applicable payment is to be made to the undersigned, or in the three calendar years preceding any such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Exhibit E-4-1

[NAME OF LENDER]

By:
Name:
Title:

Dated:

Exhibit E-4-2

EXHIBIT G-1

Form of Secretary’s Certificate for the Borrower

K. HOVNANIAN ENTERPRISES, INC.

Secretary’s Certificate

[●], 2018

The undersigned hereby certifies that he is the Secretary of K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), and that as such he is authorized to execute and deliver this certificate in connection with that certain Credit Agreement dated as of January 29, 2018 (the “Credit Agreement”), among Hovnanian, the Issuer, the other guarantors party thereto, each lender from time to time party thereto, and Wilmington Trust, National Association, as administrative agent, and further certifies in his capacity as Secretary of the Issuer, and not in his individual capacity, as follows:

1.     Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation of the Borrower, and such Articles of Incorporation are in full force and effect as of the date hereof, there having been no amendments or other documents filed affecting such Articles of Incorporation and no such amendment has been authorized.

2.     Attached hereto as Exhibit B are true, correct and complete copies of the By-Laws of the Borrower and such By-Laws are in full force and effect as of the date hereof, there having been no amendments affecting such By-Laws and no such amendment has been authorized.

3.     No action or proceeding for the dissolution, merger, sale, consolidation or liquidation of the Borrower, or for the sale of all or substantially all of its assets, is pending or, to the best of my knowledge, contemplated, and neither the Board of Directors of the Borrower nor the stockholders of the Borrower have taken any action in preparation for any such proceeding or action.

4.     Attached hereto as Exhibit C is a true, correct and complete copy of the resolutions of the Board of Directors of the Borrower adopted by the Board of Directors of the Issuer on December 22, 2017, authorizing, among other things (i) the execution, delivery and performance of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to which the Borrower is a party, with the terms approved by officers authorized by the Board of Directors and (ii) all other transactions and documents contemplated thereby and all other necessary transactions of the Issuer in connection therewith. Such resolutions and approvals are in full force and have not been amended or modified, revoked or rescinded as of the date hereof and constitute the only resolutions and approvals adopted by the Board of Directors of the Issuer, a committee thereof, or of officers appointed by the Board of Directors of the Issuer with respect to the Notes and the Credit Agreement.

5.     Attached hereto as Exhibit D is a true and correct copy of the certificate of good standing or its equivalent, dated as of a recent date, as issued by the competent authority of the State of California, certifying that the Borrower is, as of the day of the date of issuance thereof, a valid and subsisting legal entity.

6.     Schedule A to this certificate sets forth each entity that is required to be a Guarantor of the Loans (each capitalized term as defined in the Credit Agreement) under the terms of the Credit Agreement.

7.     Each person who, as an officer of the Borrower, signed, as applicable, (i)  the Credit Agreement and (ii) any other document delivered prior to or on the date of this certificate in connection with the Credit Agreement (including any amendments, agreements, undertakings or certificates delivered pursuant thereto) was, at the respective times of such signing and the delivery of such documents and is now, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures; and each person named below has been duly elected and now holds the office set forth opposite his name.

Name	Title
Ara K. Hovnanian	Chief Executive Officer and President
J. Larry Sorsby	Executive Vice President and Chief Financial Officer
Michael Discafani	Vice President, Corporate Counsel and Secretary
David Bachstetter	Vice President, Finance and Treasurer
Brad O’Connor	Vice President, Chief Accounting Officer and Corporate Controller

Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

[Signature page follows]

IN WITNESS WHEREOF, I have signed this Certificate as of the date first set forth above.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name: Michael Discafani
Title: Secretary

I, David Bachstetter, Vice President, Finance and Treasurer of K. Hovnanian Enterprises, Inc., certify that Michael Discafani is the Secretary of K. Hovnanian Enterprises, Inc., and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first set forth above.

By:
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

[Signature page to K. Hovnanian’s Secretary’s Certificate]

Exhibit A

Articles of Incorporation of the Borrower

[See attached]

Exhibit B

By-Laws of the Borrower

[See attached]

Exhibit C

Resolutions of the Board of Directors of the Borrower

[See attached]

Exhibit D

Certificate of Good Standing of the Borrower

[See attached]

SCHEDULE A

Guarantor of the Loans

[To be updated]

EXHIBIT G-2

Form of Secretary’s Certificate
for the OTHER LOAN PARTIES

HOVNANIAN ENTERPRISES, INC.

Secretary’s Certificate

[●], 2018

The undersigned hereby certifies that he is the Secretary of Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), and of each of the subsidiary guarantors listed on Schedule A hereto (the “Subsidiary Guarantors” and, together with Hovnanian, the “Guarantors”), and that as such he is authorized to execute and deliver this certificate in connection with that certain Credit Agreement dated as of January 29, 2018 (the “Credit Agreement”), among Hovnanian, the Borrower, the other guarantors party thereto, each lender from time to time party thereto, and Wilmington Trust, National Association, as administrative agent, and further certifies in his capacity as Secretary of Hovnanian and the Subsidiary Guarantors, and not in his individual capacity, on behalf of Hovnanian and the Subsidiary Guarantors, as follows:

1.     Attached hereto as Exhibit A are true, correct and complete copies of the Certificate of Incorporation, Articles of Incorporation or Articles of Organization, as applicable, for each of Hovnanian and the Subsidiary Guarantors listed on Schedule B hereto (the “Covered Guarantors”) and such Certificate of Incorporation, Articles of Incorporation and Certificate of Formation are in full force and effect as of the date hereof, there having been no amendments or other documents filed affecting such Certificate of Incorporation, Articles of Incorporation or Articles of Organization of Hovnanian or the Covered Guarantors and no such amendment has been authorized.

2.     Attached hereto as Exhibit B are true, correct and complete copies of the By-Laws or the Limited Liability Company Agreements, as applicable, of Hovnanian and the Covered Guarantors, such By-Laws and Limited Liability Company Agreements are in full force and effect as of the date hereof, there having been no amendments affecting such By-Laws or Limited Liability Company Agreements and no such amendment has been authorized.

3.     No action or proceeding for the dissolution, merger, sale, consolidation or liquidation of Hovnanian or the Covered Guarantors, or for the sale of all or substantially all of its assets, is pending or, to the best of my knowledge, contemplated, and neither the Board of Directors of Hovnanian or the Covered Guarantors nor the stockholders of Hovnanian or the Covered Guarantors have taken any action in preparation for any such proceeding or action.

4.     Attached hereto as Exhibit C-1, Exhibit C-2 and Exhibit C-3, respectively, are true, correct and complete copies of (i) the resolutions of the Board of Directors of Hovnanian adopted on December 15, 2017, (ii) the resolutions of the Board of Directors of the Subsidiary Guarantors, other than K. HOV IP II, Inc., (or such Subsidiary Guarantors’ ultimate managing member or sole member, as applicable) adopted on January 26, 2018 and (iii) the resolutions of the Board of Directors of K. HOV IP II, Inc. adopted on January [●], 2018, in each case authorizing the guarantees of the Loan Obligations (as defined in the Credit Agreement) and the terms of such guarantees, other transactions related to the foregoing, including the execution, delivery and performance of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to which each applicable Guarantor is a party and all other transactions and documents contemplated thereby, and all other necessary transactions of Hovnanian and the Subsidiary Guarantors in connection therewith and contemplated thereby. Such resolutions and approvals are in full force and have not been amended or modified, revoked or rescinded as of the date hereof and constitute the only resolutions and approvals adopted by the Board of Directors of Hovnanian, a committee thereof, or of officers appointed by the Board of Directors of Hovnanian, and of such Subsidiary Guarantors (or such Subsidiary Guarantors’ ultimate managing member or sole member, as applicable) with respect to the Credit Agreement.

5.     Attached hereto as Exhibit D are true and correct copies of the certificates of good standing, or its equivalent, dated as of a recent date, as issued by the competent authorities of the state of incorporation of Hovnanian and each Covered Guarantor certifying that each of Hovnanian or the Covered Guarantors, as applicable, is, as of the day of the date of issuance, a valid and subsisting legal entity.

6.     Each person who, as an officer of the Guarantors signed, as applicable, the Credit Agreement and any other document delivered prior to or on the date of this Certificate in connection with the Credit Agreement (including any amendments, agreements, undertakings or certificates delivered pursuant thereto) was, at the respective times of such signing and the delivery of such documents and is now, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures; and each person named below has been duly elected and now holds the office set forth opposite his or her name.

Name	Title
Ara K. Hovnanian	Chief Executive Officer and President (in the case of Hovnanian and all Subsidiary Guarantors except K. Hov IP II, Inc.)
J. Larry Sorsby	Executive Vice President and Chief Financial Officer (in the case of Hovnanian and all Subsidiary Guarantors except K. Hov IP II, Inc.)
Michael Discafani	(i) Vice President, Corporate Counsel and Secretary (in the case of Hovnanian and all Subsidiary Guarantors except K. Hov IP II, Inc.) and (ii) Vice President and Secretary of K. Hov IP II, Inc.
David Bachstetter	(i) Vice President, Finance and Treasurer (in the case of Hovnanian and all Subsidiary Guarantors except K. Hov IP II, Inc.) and (ii) Chief Executive Officer and Treasurer of K. Hov IP II, Inc.
Brad O’Connor

(i) Vice President, Chief Accounting Officer and Corporate Controller (in the case of Hovnanian and all Subsidiary Guarantors except K. Hov IP II, Inc.) and (ii) Chief Financial Officer and President of K. Hov IP II, Inc.

Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, I have signed this Certificate as of the date first set forth above.

HOVNANIAN ENTERPRISES, INC.

By:
Name: Michael Discafani
Title: Secretary

SUBSIDIARY GUARANTORS (as listed on Schedule A hereto) (other than K. Hov IP II, Inc.)

By:
Name: Michael Discafani
Title: Secretary

K. HOV IP II, INC.

By:
Name: Michael Discafani
Title: Secretary

I, David Bachstetter, Vice President, Finance and Treasurer of Hovnanian Enterprises, Inc. and of the Subsidiary Guarantors (other than K. Hov IP II, Inc.) and Chief Executive Officer and Treasurer of K. Hov IP II, Inc., certify that Michael Discafani is the Secretary of Hovnanian Enterprises, Inc. and of each the Subsidiary Guarantors, and the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have signed this certificate as of the date first set forth above.

HOVNANIAN ENTERPRISES, INC.

By:
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

SUBSIDIARY GUARANTORS (as listed on Schedule A hereto) (other than K. Hov IP II, Inc.)

By:
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP II, INC.

By:
Name: Brad O’Connor
Title: Authorized Officer

[K. Hovnanian New Notes Issuance – Signature Page to Hovnanian’s Secretary’s Certificate]

Exhibit A

Articles of Incorporation or Articles of Organization of Hovnanian and the Covered Guarantors

[See attached]

Exhibit B

By-Laws or Limited Liability Company Agreements of Hovnanian and the Covered Guarantors

[See attached]

Exhibit C-1

Resolutions of the Board of Directors of Hovnanian

[See attached]

Exhibit C-2

Resolutions of the Board of Directors of the Subsidiary Guarantors

[See attached]

Exhibit C-3

Resolutions of the Board of Directors of K. HOV IP II, Inc.

[See attached]

Exhibit D

Certificates of Good Standing of Hovnanian and the Covered Guarantors

SCHEDULE A

Subsidiary Guarantors

[To be updated]

SCHEDULE B

Covered Guarantors

[To be updated]

EXHIBIT H-1

Form of RESPONSIBLE OFFICER’S CERTIFICATE

K. HOVNANIAN ENTERPRISES, INC.

Responsible Officer’s Certificate

The undersigned hereby certifies that he is a Responsible Officer of K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), and that as such he is authorized to execute and deliver this certificate in connection with Section 4.02(a)(iv) of that certain Credit Agreement dated as of January 29, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), the Borrower, each lender from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent, and further certifies in his capacity as Responsible Officer of the Borrower, and not in his individual capacity, as follows:

1.     (A) The Specified Representations are true and correct in all material respects as of the Closing Date; provided that to the extent any such representations and warranties are qualified by “materiality,” “Material Adverse Effect” or similar language, such representations and warranties (after giving effect to any qualification therein) are true and correct in all respects as of the Closing Date (except, in each case, where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (B) upon consummation of the transactions contemplated by the Loan Documents and the application of the proceeds thereof), no Default or Event of Default has occurred.

2.     Substantially concurrently with the making of Loans on the Closing Date, the proceeds of such Loans will be used to repay in full the outstanding obligations under the Senior Secured Super Priority Term Loan Credit Agreement, including all accrued and unpaid principal, interest, fees and premiums and all costs and expenses incurred in connection therewith.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, I have signed this certificate.

Dated: [●]

K. HOVNANIAN ENTERPRISES, INC.

By:
Name: Title:

EXHIBIT H-2

FORM OF PERFECTION CERTIFICATE

The undersigned is a duly authorized officer of each of K. Hovnanian Enterprises, Inc. (the “Borrower”) and the entities listed on Schedule 1 hereto (each such entity together with the Borrower, a “Grantor”). With reference to the Security Agreement dated as of [●] (the “Security Agreement”) among the Borrower, the Guarantors party thereto and Wilmington Trust, National Association, as Administrative Agent in its capacity as collateral agent (in such capacity, the “Agent”) (terms defined in the Security Agreement being used herein as therein defined), each of the undersigned certifies to the Agent and each other Secured Party as follows:

1.      Names. (a) The exact legal name of each Grantor (for which certificate or articles of incorporation, limited liability membership agreement or similar organizational documents (the “Constituent Documents” were delivered to the Agent, as it appears in each respective Constituent Document), the type of organization and the jurisdiction of organization (or formation, as applicable) for such Grantor is set forth in Schedule 1(a) hereto and (b) the exact legal name (except with respect to capitalization) of each Grantor (other than a Grantor set forth on Schedule 1(a) hereto), the type of organization and the jurisdiction of organization (or formation, as applicable) for such Grantor is set forth in Schedule 1(b) hereto

2.      Lien Search Grantors. (a) Set forth on Schedule 2(a) is the name of each Grantor selected for lien searches (the “Lien Search Grantors”) and the county in which each Lien Search Grantor’s chief executive office is located, if such office is not located at 110 West Front Street, Red Bank, New Jersey 07701, as applicable.

(b)     Set forth in Schedule 2(b) hereto is each other entity name (including trade names or similar appellations) each Lien Search Grantor has had in the last five years, together with the date of the relevant change.

(c)     Except as set forth in Schedule 2(c) hereto, no Lien Search Grantor has changed its identity or entity structure in any way within the past five years.

3.      UCC Filings. In order to perfect the Liens granted by the Grantors, duly completed financing statements on Form UCC-1 with respect to each Grantor, with the collateral described as “All Personal Property” or “All Assets”, have been delivered to the Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 1 above, as applicable.

4.     Deposit Accounts and Securities Accounts. Set forth as Schedule 4 hereto is a true and complete list of all Deposit Accounts and Securities Accounts maintained by each Grantor, including the name of each institution where each such account is held, the name of each Grantor that holds each account and whether such Deposit Account or Securities Account is currently subject to a control agreement as of the date hereof. Schedule 4 shall not include escrow accounts (in which funds are held for or of others by virtue of customary real estate practice or contractual or legal requirements).

5.     Intellectual Property. (a)      Set forth as Schedule 5(a) hereto is a true and complete list of all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Security Agreement) registered with the United States Patent and Trademark Office, and all other Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by such Grantor.

(b)     Set forth as Schedule 5(b) hereto is a true and complete list of all of each Grantor’s United States Copyrights and Copyright Licenses (each as defined in the Security Agreement), and all Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by such Grantor.

(c)     In order to preserve, protect and perfect the security interests in the United Sates Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 5(a) and Schedule 5(b), duly signed copies of the Intellectual Property Security Agreement by the applicable Grantor have been delivered to the Agent for filing with the United States Patent and Trademark Office and United States Copyright Office, as applicable.

IN WITNESS WHEREOF, I have hereunto set my hand this [●].

K. HOVNANIAN ENTERPRISES, INC.

__________________________________

Name:

Title:

Schedule 1(a)

Names

	Exact Legal Name of Each Grantor	Jurisdiction of Organization	Type of Organization
1.
2.
3.

Schedule 1(b)

Names

	Exact Legal Name of Each Grantor (except with respect to capitalization)	Jurisdiction of Organization	Type of Organization
1.
2.
3.

Schedule 2(a)

Lien Search Guarantors

	Lien Search Guarantor	Chief Executive Office, if not 110 West Front Street Red Bank, New Jersey, 07701
1.
2.
3.

Schedule 2(b)

Other Corporate Names of Lien Search Grantors, if Applicable

	Lien Search Grantor	Name Change Note, including Date
1.
2.
3.

Schedule 2(c)

Changes in Identity or Corporate Structure Within Past Five Years

Grantor	Changes in Identity or Corporate Structure	Date of Change

Schedule 3

UCC-1 Financing Statements

See attached.

Schedule 4

Deposit Accounts and Securities Accounts

Depository	Account #	Grantor	Control Agreement [Y/N]

Securities Accounts

Securities Intermediary	Account #	Grantor	Control Agreement [Y/N]

Schedule 5(a)

Intellectual Property

Federal Trademarks
Owner	Trademark	Application No. / Registration No.

Patents
Registrant	Patent/Application Number	Title

Schedule 5(b)

Copyrights
Owner	Registration Number	Copyright

Exhibit H-3-1

EXHIBIT H-3

Form of Solvency Certificate

SOLVENCY CERTIFICATE

[  ], 2018

Reference is made to that certain Credit Agreement (the “Credit Agreement”), dated as of January 29, 2018, among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware Corporation (“Holdings”), the other guarantors party thereto from time to time (each a “Subsidiary Guarantor” and, together with Holdings, the “Guarantors”), Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”) and each lender party thereto (each a “Lender” and together, the “Lenders”). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

I, J. Larry Sorsby, solely in my capacity as the Chief Financial Officer of Holdings and not in my individual capacity, do hereby certify on behalf of Holdings that as of the date hereof and based upon facts and circumstances as they exist as of the date hereof, after giving effect to the consummation of the transactions contemplated by the Credit Agreement:

1.     The present fair saleable value of the properties and assets of Holdings and its Subsidiaries, on a consolidated basis, is not less than the total amount that would be required to pay the probable liability of Holdings and its Subsidiaries, on a consolidated basis, on their total debts and liabilities (including contingent liabilities) as they become absolute and matured.

2.      Holdings and its Subsidiaries, on a consolidated basis, are able to realize upon their properties and assets and generally pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business.

3.      Holdings and its Subsidiaries, on a consolidated basis, do not intend to and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature.

4.      Holdings and its Subsidiaries, on a consolidated basis, are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which they are engaged.

5.     For purposes of this Certificate, the amount of any contingent liability has been computed in accordance with GAAP.

6.     In reaching the conclusions set forth in this Certificate, I have made such investigations and inquiries as I have deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by Hovnanian and its subsidiaries after consummation of the transactions contemplated by the Credit Agreement.

[Remainder of this page intentionally left blank.]

Exhibit H-3-2

IN WITNESS WHEREOF, I HAVE EXECUTED THIS Certificate as of the date first written above.

HOVNANIAN ENTERPRISES, INC. By: ____________________________ Name: J. Larry Sorsby Title: Chief Financial Officer

Exhibit H-3-3

EXHIBIT I-1

Form of Opinion of Simpson Thacher & Bartlett LLP

[●], 2018

Wilmington Trust, National Association, as Administrative
     Agent under the Credit Agreement, as hereinafter
     defined (in such capacity, the “Administrative Agent”)

and

The Lenders listed on Schedule I hereto

Re:

Credit Agreement, dated as of January 29, 2018 (the “Credit Agreement”) among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), the other guarantors party thereto, the lending institutions identified in the Credit Agreement (the “Lenders”) and the Administrative Agent

Ladies and Gentlemen:

We have acted as counsel to the Borrower, Holdings, the subsidiaries of Holdings named on Part A of Schedule II attached hereto (each of Holdings and each such subsidiary, a “Delaware Guarantor” and, collectively, the “Delaware Guarantors”), the subsidiaries of Holdings named on Part B of Schedule II attached hereto (each, a “New York Guarantor” and, collectively, the “New York Guarantors”; the Delaware Guarantors and the New York Guarantors being referred to herein collectively as the “Covered Guarantors”) and the subsidiaries of Holdings named on Schedule III attached hereto (each, a “Non-Covered Guarantor” and, collectively, the “Non-Covered Guarantors” (the Borrower, the Covered Guarantors and the Non-Covered Guarantors being referred to herein collectively as the “Credit Parties”)) in connection with the preparation, execution and delivery of the following documents:

(i)	the Credit Agreement;

(ii)	the First Supplemental Guarantee to the Credit Agreement;

(iii)	the Security Agreement dated as of the date hereof;

(iv)	the Pledge Agreement dated as of the date hereof;

the Joinder to Intercreditor Agreement and Mortgage Tax Collateral Agency Agreement dated as of the date hereof; and

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

the Intellectual Property Security Agreement, dated as of the date hereof (the “IP Agreement”), between K. Hov IP, II, Inc. and the Administrative Agent.

The documents described in the foregoing clauses (i) through (vi) are collectively referred to herein as the “Credit Documents,” and the documents described in the foregoing clauses (iii), (iv) and (vi) are collectively referred to herein as the “Security Documents.” Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This opinion letter is furnished to you pursuant to [Section 4.02(a)(ii)] of the Credit Agreement.

We have examined the following:

(i)	the Credit Agreement, signed by each Credit Party that is a party thereto and by the Administrative Agent and certain of the Lenders;

(ii)	the First Supplemental Guarantee to the Credit Agreement, signed by each Credit Party that is a party thereto and by the Administrative Agent;

(iii)	each other Credit Document, signed by each Credit Party that is a party thereto;

unfiled copies of the financing statements listed on Schedule IV hereto (the “New York Financing Statements”), naming the New York Guarantors indicated on such Schedule IV as debtors and the Administrative Agent as secured party, which we understand will be filed in the Office of the Secretary of State of the State of New York (the “New York Filing Office”);

unfiled copies of the financing statements listed on Schedule V hereto (the “Delaware Financing Statements”), naming the Delaware Guarantors indicated on such Schedule V as debtors and the Administrative Agent as secured party, which we understand will be filed in the Office of the Secretary of State of the State of Delaware (the “Delaware Filing Office”);

unfiled copies of the financing statements listed on Schedule VI hereto (the “California Financing Statements”), naming the Guarantors indicated on such Schedule VI as debtors and the Administrative Agent as secured party, which we understand will be filed in the Office of the Secretary of State of the State of California (the “California Filing Office”);

unfiled copies of the financing statements listed on Schedule VII hereto (the “District of Columbia Financing Statements”), naming the Guarantors indicated on such Schedule VII as debtors and the Administrative Agent as secured party, which we understand will be filed in the Office of the Recorder of Deeds (the “District of Columbia Filing Office”); and

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

unfiled copies of the financing statements listed on Schedule VIII hereto (the “Texas Financing Statements”), naming the Guarantors indicated on such Schedule VIII as debtors and the Administrative Agent as secured party, which we understand will be filed in the Office of the Secretary of State of the State of Texas (the “Texas Filing Office”).

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you concurrently with this opinion, and upon originals, or duplicates or certified or conformed copies, of such corporate and limited liability company records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Credit Parties, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. In addition, we have relied as to certain matters of fact upon the representations made in the Credit Documents.

In addition, we have assumed that the Credit Parties have rights in the Collateral (as defined in the Security Agreement) existing on the date hereof and will have rights in property that becomes Collateral after the date hereof.

We have also assumed that, concurrently with the Initial Borrowing of the Loans, the Credit Agreement, dated as of July 29, 2016, as amended, supplemented and/or otherwise modified from time to time with respect to the $75,000,000 Term Loan, among by and among the Borrower, Holdings, the subsidiary guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent, constituting the “Senior Secured Super Priority Term Loan Credit Agreement” under the Credit Agreement, has been terminated in full in accordance with its terms as of the date hereof.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

Each of the Covered Guarantors has duly authorized, executed and delivered each Credit Document to which it is a party.

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

The execution and delivery by any Credit Party of the Credit Documents to which it is a party, the Borrower’s borrowings in accordance with the terms of the Credit Agreement, the performance of any Credit Party of its payment obligations under the Credit Documents to which it is a party and the granting of the security interests to be granted by any Credit Party pursuant to the Security Documents (a) will not result in any violation of, assuming that the proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any federal or New York statute or the General Corporation Law of the State of Delaware (the “DGCL”) or the Delaware Limited Liability Company Act (the “DLLCA”) or any rule or regulation issued pursuant to any federal or New York statute or the DGCL or the DLLCA or any order known to us issued by any court or governmental agency or body acting pursuant to any federal or New York statute or the DGCL or the DLLCA and (b) will not breach or result in a default under any agreement or instrument identified on Schedule IX hereto.

No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the DGCL or the DLLCA, is required for the execution and delivery by any Credit Party of the Credit Documents to which it is a party, the borrowings by the Borrower in accordance with the terms of the Credit Agreement, the performance by any Credit Party of its payment obligations under the Credit Documents to which it is a party or the granting of any security interests under the Security Documents, except filings required for the perfection of security interests granted pursuant to the Security Documents.

Assuming that each of the Credit Documents is a valid and legally binding obligation of each of the parties thereto (other than the Credit Parties) and assuming that (a) the Borrower and each Non-Covered Guarantor is validly existing and in good standing under the laws of the jurisdiction in which it is organized, has the entity power and authority under such laws and its organizational documents to execute, deliver and perform its obligations under the Credit Documents to which it is a party, and has duly authorized, executed and delivered the Credit Documents to which it is a party in accordance with its organizational documents and the laws of the jurisdiction in which it is organized, (b) execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party do not violate the organizational documents of any Non-Covered Guarantor or the laws of the jurisdiction in which it is organized or any other applicable laws (excepting the federal laws of the United States, the law of the State of New York, the DGCL and the DLLCA) and (c) the execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party do not constitute a breach of or default of its organizational documents or under any agreement or instrument which is binding upon such Credit Party (except that we do not make the assumption in the foregoing clause (c) with respect to the agreements and instruments that are the subject of opinion paragraph 2 of this opinion letter), each Credit Document constitutes the valid and legally binding obligation of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with its terms.

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

No Credit Party is an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act of 1940, as amended.

Assuming that the Borrower will comply with the provisions of the Credit Agreement relating to the use of proceeds, the execution and delivery of the Credit Agreement by the Borrower and the making of the Loans under the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

Each of the Security Agreement and the Pledge Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a security interest in the Collateral described therein in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”) (the “Article 9 Collateral”).

Upon the filing in the New York Filing Office of the New York Financing Statements, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral described in the New York Financing Statements in which a security interest is perfected by filing a financing statement in the New York Filing Office.

Upon the filing in the Texas Filing Office of the Texas Financing Statements, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral described in the Texas Financing Statements in which a security interest is perfected by filing a financing statement in the Texas Filing Office.

The Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral constituting the U.S. trademark registrations and any trademark applications, as set forth in the IP Agreement, of the applicable Credit Party listed, and correctly identified, on Schedule A to the IP Agreement upon (a) the filing of UCC financing statements under the laws of the jurisdiction in which such Credit Party is located (as determined in accordance with Section 9-307 of the New York UCC) and (b) the timely filing and recording of the IP Agreement, including Schedule A to the IP Agreement, in the United States Patent and Trademark Office in the manner specified by such office in accordance with its rules and regulations.

Although we express no opinion as to the law of the State of Delaware (other than the DGCL and the DLLCA), we have reviewed Article 9 of the Uniform Commercial Code in effect in the State of Delaware as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through [_], 2018 (the “Delaware UCC”) and, based solely on such review, we advise you that (a) the Delaware Financing Statements are in appropriate form for filing in the Delaware Filing Office and (b) upon the filing of the Delaware Financing Statements in the Delaware Filing Office, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral described in the Delaware Financing Statements in which a security interest is perfected by filing a financing statement in the Delaware Filing Office.

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

Although we express no opinion as to the law of the State of California, we have reviewed Division 9 of the Uniform Commercial Code in effect in the State of California as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through [_], 2018 (the “California UCC”) and, based solely on such review, we advise you that (a) the California Financing Statements are in appropriate form for filing in the California Filing Office and (b) upon the filing of the California Financing Statements in the California Filing Office, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral described in the California Financing Statements in which a security interest is perfected by filing a financing statement in the California Filing Office.

Although we express no opinion as to the law of the District of Columbia, we have reviewed Article 9 of the Uniform Commercial Code in effect in the District of Columbia as set forth in the Commerce Clearing House, Inc. Secured Transactions Guide as supplemented through [_], 2018 (the “District of Columbia UCC”) and, based solely on such review, we advise you that (a) the District of Columbia Financing Statements are in appropriate form for filing in the District of Columbia Filing Office and (b) upon the filing of the District of Columbia Financing Statements in the District of Columbia Filing Office, the Administrative Agent will have a perfected security interest for the benefit of the Secured Parties in that portion of the Article 9 Collateral described in the District of Columbia Financing Statements in which a security interest is perfected by filing a financing statement in the District of Columbia Filing Office.

Our opinion in paragraphs 2 and 3 above are limited to our review of only those statutes, regulations and rules that, in our experience, are customarily applicable to transactions of the type contemplated by the Credit Agreement and exclude statutes, rules and regulations that are part of a regulatory scheme applicable to any party or any of their affiliates due to the specific assets or business of such party or such affiliates. No opinion is expressed in paragraph 2 as to compliance with any financial or accounting test, or any limitation or restriction expressed as a dollar (or other currency) amount, ratio or percentage in any of the agreements or instruments identified in Schedule IX.

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

Our opinions in paragraphs 4 and 7 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

Our opinion in paragraph 4 above also is subject to the qualification that certain provisions of the Security Documents may not be enforceable in whole or in part, although the inclusion of such provisions does not render the Security Documents invalid, and the Security Documents and the law of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.

Our opinions in paragraphs 7, 8 and 9, and our advice in the fourth, fifth and sixth preceding paragraphs above, are limited to Article 9 of (x) the New York UCC, (y) the Delaware UCC or (z) the District of Columbia UCC or, Chapter 9 of the Uniform Commercial Code as in effect in the State of Texas (the “Texas UCC”), or Division 9 of the California UCC, as the case may be, and therefore, those opinions and advice paragraphs do not address collateral of a type not subject to Article 9 of (x) the New York UCC, (y) the Delaware UCC or (z) the District of Columbia UCC or Chapter 9 of the Texas UCC, or Division 9 of the California UCC. In addition, we express no opinion and render no advice as to what law governs perfection of the security interests granted in the collateral covered by this opinion letter.

We express no opinion and render no advice with respect to:

(i)     perfection of any security interest in (1) any collateral of a type represented by a certificate of title and (2) any collateral consisting of money or cash equivalents;

(ii)     proceeds of Collateral to the extent a security interest therein is limited by of Section 9-315 of the New York UCC, Section 9-315 of the Delaware UCC, Section 9-315 of the District of Columbia UCC or Section 9.315 of the Texas UCC or Section 9315 of the California UCC;

(iii)     perfection of any security interest the priority of which is subject to Section 9-334 of the New York UCC, the Delaware UCC, or the District of Columbia UCC, or Section 9.334 of the Texas UCC or Section 9334 of the California UCC;

(iv)     the priority of any security interest;

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

(v)     the effect of Section 552 of the Bankruptcy Code (11 U.S.C. Section 552) (relating to property acquired by a pledgor after the commencement of a case under the Bankruptcy Code with respect to such pledgor) and Section 506(c) of the Bankruptcy Code (11 U.S.C. Section 506(c)) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

(vi)     the effect of any provision of the Credit Documents that is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

(vii)     the effect of any provision of the Credit Documents that is intended to permit modification thereof only by means of an agreement in writing signed by the parties thereto;

(viii)     the effect of any provision of the Credit Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

(ix)     the effect of any provision of the Credit Documents imposing penalties or forfeitures;

(x)     the effect of any provision of the Credit Documents to the extent that such provision constitutes a waiver of illegality as a defense to the performance of contract obligations; and

(xi)     the effect of any provision of the Credit Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution.

In connection with the provisions of the Credit Documents whereby the parties submit to the jurisdiction of the courts of the United States of America located in the State and County of New York, we note the limitations of 28 U.S.C. Sections 1331 and 1332 on subject matter jurisdiction of the federal courts. In connection with the provisions of the Credit Documents that relate to forum selection of the courts of the United States located in the State of New York (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note that under NYCPLR Section 510 a New York State court may have discretion to transfer the place of trial, and under 28 U.S.C. Section 1404(a) a United States district court has discretion to transfer an action from one federal court to another, and we also note that a New York State court and a U.S. District Court may dismiss an action on the ground that such court is an improper venue or inconvenient forum.

Wilmington Trust, National Association	[●]
The Lenders listed on Schedule I

We do not express any opinion herein concerning any law other than the federal law of the United States, the law of the State of New York, the DGCL, the DLLCA and Chapter 9 of the Texas UCC.

We note that the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”) sets forth certain choice of law rules that apply to certain issues in respect of securities held with a securities intermediary in a securities account. We express no opinion as to the applicability to, or the effects on, the opinions rendered herein of the Hague Convention’s choice of law rules with respect to issues identified in Article 2 (1) of the Hague Convention.

This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent; provided that this opinion letter may be furnished to, but may not be relied upon by, any person that purchases an interest or a participation in the Loans or Commitments.

Very truly yours,

SIMPSON THACHER & BARTLETT LLP

Schedule I

The Lenders

On file with Administrative Agent

Schedule II

Covered Guarantors

Part A

Delaware Subsidiaries

K. HOVNANIAN AT ASHBY PLACE, LLC	DE
K. HOVNANIAN AT BRENFORD STATION, LLC	DE
K. HOVNANIAN AT HIDDEN BROOK, LLC	DE
K. HOVNANIAN AT MANSFIELD II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC	DE
K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC	DE
K. HOVNANIAN AT PLANTATION LAKES, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.	DE
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN AT SEABROOK, LLC	DE
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.	DE
KHH SHELL HALL LOAN ACQUISITION, LLC	DE
WASHINGTON HOMES, INC.	DE
WOODMORE RESIDENTIAL, L.L.C.	DE
WTC VENTURES, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC	DE

Part B

New York Subsidiaries

K. HOVNANIAN AT NORTHERN WESTCHESTER INC.	NY
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY

Schedule III

Non-Covered Guarantors

K. HOVNANIAN AT 240 MISSOURI, LLC	AZ
K. HOVNANIAN AT AIRE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT CATANIA, LLC	AZ
K. HOVNANIAN AT GALLERY, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA, LLC	AZ
K. HOVNANIAN AT PALM VALLEY, L.L.C.	AZ
K. HOVNANIAN AT PARK PASEO, LLC	AZ
K. HOVNANIAN AT POINTE 16, LLC	AZ
K. HOVNANIAN AT QUAIL CREEK, L.L.C.	AZ
K. HOVNANIAN AT RANCHO CABRILLO, LLC	AZ
K. HOVNANIAN AT SIENNA HILLS, LLC	AZ
K. HOVNANIAN AT SILVERSTONE, LLC	AZ
K. HOVNANIAN AT SKYE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL II, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL III, LLC	AZ
K. HOVNANIAN AT VENTANA LAKES, LLC	AZ
K. HOVNANIAN AT VERRADO CASCINA, LLC	AZ
K. HOVNANIAN AT VERRADO MARKETSIDE, LLC	AZ
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. HOVNANIAN LEGACY AT VIA BELLA, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC	AZ
NEW LAND TITLE AGENCY, L.L.C.	AZ
K. HOVNANIAN AT THE MEADOWS 9, LLC	AZ
K. HOVNANIAN AT SILVERSTONE G, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC	AZ
K. HOVNANIAN AT VILLAGO, LLC	AZ
K. HOV IP, II, INC.	CA
K. HOVNANIAN’S ASPIRE AT UNION VILLAGE, LLC	CA
K. HOVNANIAN AT 4S, LLC	CA
K. HOVNANIAN AT ALISO, LLC	CA
K. HOVNANIAN AT ANDALUSIA, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.	CA

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 129, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 137, LLC	CA
K. HOVNANIAN AT BELLA LAGO, LLC	CA
K. HOVNANIAN AT BLACKSTONE, LLC	CA
K. HOVNANIAN AT BRIDGEPORT, INC.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARLSBAD, LLC	CA
K. HOVNANIAN AT CEDAR LANE, LLC	CA
K. HOVNANIAN AT CHARTER WAY, LLC	CA
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. HOVNANIAN AT COASTLINE, L.L.C.	CA
K. HOVNANIAN AT CORTEZ HILL, LLC	CA
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.	CA
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.	CA
K. HOVNANIAN AT EVERGREEN, L.L.C.	CA
K. HOVNANIAN AT FIDDYMENT RANCH, LLC	CA
K. HOVNANIAN AT FRESNO, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT GILROY 60, LLC	CA
K. HOVNANIAN AT GILROY, LLC	CA
K. HOVNANIAN AT JAEGER RANCH, LLC	CA
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.	CA
K. HOVNANIAN AT LA LAGUNA, L.L.C.	CA
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC	CA
K. HOVNANIAN AT MALAN PARK, L.L.C.	CA
K. HOVNANIAN AT MANTECA, LLC	CA
K. HOVNANIAN AT MELANIE MEADOWS, LLC	CA
K. HOVNANIAN AT MUIRFIELD, LLC	CA
K. HOVNANIAN AT PARKSIDE, LLC	CA
K. HOVNANIAN AT PAVILION PARK, LLC	CA
K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.	CA
K. HOVNANIAN AT PIAZZA SERENA, L.L.C	CA
K. HOVNANIAN AT POSITANO, LLC	CA
K. HOVNANIAN AT PRADO, L.L.C.	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. HOVNANIAN AT SAGE, L.L.C.	CA
K. HOVNANIAN AT SANTA NELLA, LLC	CA
K. HOVNANIAN AT SHELDON GROVE, LLC	CA
K. HOVNANIAN AT SKYE ISLE, LLC	CA
K. HOVNANIAN AT STANTON, LLC	CA

K. HOVNANIAN AT SUNRIDGE PARK, LLC	CA
K. HOVNANIAN AT THE CROSBY, LLC	CA
K. HOVNANIAN AT THOMPSON RANCH, LLC	CA
K. HOVNANIAN AT TRAIL RIDGE, LLC	CA
K. HOVNANIAN AT VALLE DEL SOL, LLC	CA
K. HOVNANIAN AT VERONA ESTATES, LLC	CA
K. HOVNANIAN AT VICTORVILLE, L.L.C.	CA
K. HOVNANIAN AT VINEYARD HEIGHTS, LLC	CA
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.	CA
K. HOVNANIAN AT WATERSTONE, LLC	CA
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.	CA
K. HOVNANIAN AT WESTSHORE, LLC	CA
K. HOVNANIAN AT WHEELER RANCH, LLC	CA
K. HOVNANIAN AT WOODCREEK WEST, LLC	CA
K. HOVNANIAN COMMUNITIES, INC.	CA
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA
K. HOVNANIAN ENTERPRISES, INC.	CA
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN AT SIERRA VISTA, LLC	CA
K. HOVNANIAN AT VILLAGE CENTER, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC	CA
K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC	CA

SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC	CA
K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN HOMES OF D.C., L.L.C.	DC
EASTERN NATIONAL TITLE AGENCY, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. HOVNANIAN AT BOCA DUNES, LLC	FL
K. HOVNANIAN AT CORAL LAGO, LLC	FL
K. HOVNANIAN AT HAMPTON COVE, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE II, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE, LLC	FL
K. HOVNANIAN AT LAKE BURDEN, LLC	FL
K. HOVNANIAN AT LAKE LECLARE, LLC	FL
K. HOVNANIAN AT PICKETT RESERVE, LLC	FL
K. HOVNANIAN AT REDTAIL, LLC	FL
K. HOVNANIAN AT SPRING ISLE, LLC	FL
K. HOVNANIAN AT SUMMERLAKE, LLC	FL
K. HOVNANIAN AT TERRA BELLA TWO, LLC	FL
K. HOVNANIAN AT WALKERS GROVE, LLC	FL
K. HOVNANIAN BELMONT RESERVE, LLC	FL
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN CYPRESS KEY, LLC	FL
K. HOVNANIAN ESTATES AT WEKIVA, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FLORIDA REALTY, L.L.C.	FL
K. HOVNANIAN GRAND CYPRESS, LLC	FL
K. HOVNANIAN GRANDEFIELD, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL
K. HOVNANIAN REYNOLDS RANCH, LLC	FL
K. HOVNANIAN RIVERSIDE, LLC	FL
K. HOVNANIAN SOUTH FORK, LLC	FL
K. HOVNANIAN STERLING RANCH, LLC	FL
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL
K. HOVNANIAN UNION PARK, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC	FL
K. HOVNANIAN WINDING BAY PRESERVE, LLC	FL

K. HOVNANIAN AT LAKE FLORENCE, LLC	FL
K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC	GA
K. HOVNANIAN AT WESTBROOK, LLC	GA
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.	GA
K. HOVNANIAN HOMES AT CREEKSIDE, LLC	GA
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA
ARBOR TRAILS, LLC	IL
EASTERN TITLE AGENCY OF ILLINOIS, LLC	IL
GLENRISE GROVE, L.L.C.	IL
K. HOVNANIAN AT CHRISTINA COURT, LLC	IL
K. HOVNANIAN AT FAIRFIELD RIDGE, LLC	IL
K. HOVNANIAN AT HANOVER ESTATES, LLC	IL
K. HOVNANIAN AT ISLAND LAKE, LLC	IL
K. HOVNANIAN AT LINK FARM, LLC	IL
K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC	IL
K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC	IL
K. HOVNANIAN AT NORTON LAKE LLC	IL
K. HOVNANIAN AT PRAIRIE POINTE, LLC	IL
K. HOVNANIAN AT SAGEBROOK, LLC	IL
K. HOVNANIAN AT SOMERSET, LLC	IL
K. HOVNANIAN AT TRAFFORD PLACE, LLC	IL
K. HOVNANIAN AT TRAMORE LLC	IL
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL
K. HOVNANIAN ESTATES AT FOX CHASE, LLC	IL
K. HOVNANIAN ESTATES AT REGENCY, L.L.C.	IL
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL
K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC	IL
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.	KY
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.	KY
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD
HOMEBUYERS FINANCIAL SERVICES, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.	MD
K. HOVNANIAN AT CATON'S RESERVE, LLC	MD

K. HOVNANIAN AT EDEN TERRACE, L.L.C.	MD
K. HOVNANIAN AT RODERUCK, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC	MD
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD
PADDOCKS, L.L.C.	MD
PINE AYR, LLC	MD
RIDGEMORE UTILITY, L.L.C.	MD
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN
K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC	MN

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.	MN
K. HOVNANIAN AT BURCH KOVE, LLC	NC
K. HOVNANIAN AT INDIAN WELLS, LLC	NC
K. HOVNANIAN AT LILY ORCHARD, LLC	NC
K. HOVNANIAN AT MAIN STREET SQUARE, LLC	NC
K. HOVNANIAN AT OAK POINTE, LLC	NC
K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC	NC
K. HOVNANIAN AT WHEELER WOODS, LLC	NC
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES AT BROOK MANOR, LLC	NC
K. HOVNANIAN HOMES AT REEDY CREEK, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN SHERWOOD AT REGENCY, LLC	NC
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
BUILDER SERVICES NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
K. HOVNANIAN ACQUISITIONS, INC.	NJ
K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT BARNEGAT I, L.L.C.	NJ
K. HOVNANIAN AT BARNEGAT II, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG II, LLC	NJ
K. HOVNANIAN AT BRANCHBURG, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC	NJ
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.	NJ
K. HOVNANIAN AT BRIDGEWATER II, LLC	NJ
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ
HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ
K. HOVNANIAN AT DENVILLE, L.L.C.	NJ
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC	NJ

K. HOVNANIAN AT EAST BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK, LLC	NJ
K. HOVNANIAN AT EAST WINDSOR, LLC	NJ
K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ
K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN II, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ
K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC	NJ
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ
K. HOVNANIAN AT HILLSBOROUGH, LLC	NJ
K. HOVNANIAN AT HOWELL FORT PLAINS, LLC	NJ
K. HOVNANIAN AT HOWELL II, LLC	NJ
K. HOVNANIAN AT HOWELL, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. HOVNANIAN AT JACKSON I, L.L.C.	NJ
K. HOVNANIAN AT JACKSON, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ
K. HOVNANIAN AT KEYPORT, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C	NJ
K. HOVNANIAN AT MAHWAH VI, INC.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN III, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN V, LLC	NJ
K. HOVNANIAN AT MANALAPAN VI, LLC	NJ
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN III, LLC	NJ
K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ
K. HOVNANIAN AT MONROE IV, L.L.C.	NJ
K. HOVNANIAN AT MONROE NJ II, LLC	NJ
K. HOVNANIAN AT MONROE NJ III, LLC	NJ
K. HOVNANIAN AT MONROE NJ, L.L.C.	NJ
K. HOVNANIAN AT MONTGOMERY, LLC	NJ
K. HOVNANIAN AT MONTVALE II, LLC	NJ
K. HOVNANIAN AT MONTVALE, L.L.C.	NJ
K. HOVNANIAN AT MORRIS TWP, LLC	NJ
K. HOVNANIAN AT NORTH BERGEN. L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.	NJ
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ
K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ
K. HOVNANIAN AT OCEAN TOWNSHIP, INC	NJ
K. HOVNANIAN AT OCEANPORT, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ
K. HOVNANIAN AT PARSIPPANY, L.L.C.	NJ
K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. HOVNANIAN AT RIDGEMONT, L.L.C.	NJ
K. HOVNANIAN AT ROCK LEDGE, LLC	NJ
K. HOVNANIAN AT SHREWSBURY, LLC	NJ
K. HOVNANIAN AT SMITHVILLE, INC.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.	NJ
K. HOVNANIAN AT STATION SQUARE, L.L.C.	NJ
K. HOVNANIAN AT THE MONARCH, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ

K. HOVNANIAN AT WALDWICK, LLC	NJ
K. HOVNANIAN AT WALL DONATO, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP II, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT WAYNE IX, L.L.C.	NJ
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.	NJ
K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ
K. HOVNANIAN CLASSICS, L.L.C.	NJ
K. HOVNANIAN CONSTRUCTION II, INC	NJ
K. HOVNANIAN CONSTRUCTION III, INC	NJ
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ
K. HOVNANIAN HOLDINGS NJ, L.L.C.	NJ
K. HOVNANIAN MANALAPAN ACQUISITION, LLC	NJ
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ
K. HOVNANIAN VENTURE I, L.L.C.	NJ
LANDARAMA, INC.	NJ
M & M AT MONROE WOODS, L.L.C.	NJ
M&M AT CHESTERFIELD, L.L.C.	NJ
M&M AT CRESCENT COURT, L.L.C.	NJ
M&M AT WEST ORANGE, L.L.C.	NJ
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ
MCNJ, INC.	NJ
MM-BEACHFRONT NORTH I, LLC	NJ
TERRAPIN REALTY, L.L.C.	NJ
THE MATZEL & MUMFORD ORGANIZATION, INC	NJ
K. HOVNANIAN AT MANALAPAN CROSSING, LLC	NJ
K. HOVNANIAN AT OAKLAND, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC	NJ
K. HOVNANIAN PROPERTIES OF RED BANK, LLC	NJ
ROUTE 1 AND ROUTE 522, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE II, LLC	NJ
K. HOVNANIAN ABERDEEN, LLC	OH
K. HOVNANIAN BELDEN POINTE, LLC	OH
K. HOVNANIAN CONTRACTORS OF OHIO, LLC	OH

K. HOVNANIAN CORNERSTONE FARMS, LLC	OH
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN EDGEBROOK, LLC	OH
K. HOVNANIAN FALLS POINTE, LLC	OH
K. HOVNANIAN FOREST VALLEY, LLC	OH
K. HOVNANIAN HIDDEN HOLLOW, LLC	OH
K. HOVNANIAN HIGHLAND RIDGE, LLC	OH
K. HOVNANIAN INDIAN TRAILS, LLC	OH
K. HOVNANIAN LADUE RESERVE, LLC	OH
K. HOVNANIAN LAKES OF GREEN, LLC	OH
K. HOVNANIAN LANDINGS 40S, LLC	OH
K. HOVNANIAN MONARCH GROVE, LLC	OH
K. HOVNANIAN NORTHPOINTE 40S, LLC	OH
K. HOVNANIAN NORTON PLACE, LLC	OH
K. HOVNANIAN OF OHIO, LLC	OH
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN RIVENDALE, LLC	OH
K. HOVNANIAN SCHADY RESERVE, LLC	OH
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
K. HOVNANIAN VILLAGE GLEN, LLC	OH
K. HOVNANIAN WATERBURY, LLC	OH
K. HOVNANIAN WHITE ROAD, LLC	OH
K. HOVNANIAN WOODLAND POINTE, LLC	OH
K. HOVNANIAN WOODRIDGE PLACE, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
NEW HOME REALTY, LLC	OH
BUILDER SERVICES PA, L.L.C.	PA
GOVERNOR'S ABSTRACT CO., INC.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT DOYLESTOWN, LLC	PA
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.	PA
K. HOVNANIAN AT HERSHEY'S MILL, INC.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA
K. HOVNANIAN AT MARPLE, LLC	PA
K. HOVNANIAN AT MIDDLETOWN, LLC	PA
K. HOVNANIAN AT NORTHAMPTON, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. HOVNANIAN AT SAWMILL, INC.	PA

K. HOVNANIAN AT SILVER SPRING, L.L.C.	PA
K. HOVNANIAN AT UPPER PROVIDENCE, LLC	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA
K. HOVNANIAN AT WHITEMARSH, LLC	PA
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN PA REAL ESTATE, INC.	PA
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN AT COOSAW POINT, LLC	SC
K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT MAGNOLIA PLACE, LLC	SC
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC
K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC	SC
K. HOVNANIAN HOMES AT SHELL HALL, LLC	SC
K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC	SC
K. HOVNANIAN HOMES AT THE ABBY, LLC	SC
K. HOVNANIAN HOMES AT THE PADDOCKS, LLC	SC
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC	SC
SHELL HALL CLUB AMENITY ACQUISITION, LLC	SC
SHELL HALL LAND ACQUISITION, LLC	SC
K. HOVNANIAN DFW BLUFF CREEK, LLC	TX
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. HOVNANIAN DFW AUBURN FARMS, LLC	TX
K. HOVNANIAN DFW BELMONT, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC	TX

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC	TX
K. HOVNANIAN DFW HARMON FARMS, LLC	TX
K. HOVNANIAN DFW HERITAGE CROSSING, LLC	TX
K. HOVNANIAN DFW HOMESTEAD, LLC	TX
K. HOVNANIAN DFW INSPIRATION, LLC	TX
K. HOVNANIAN DFW LEXINGTON, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING II, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS II, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS, LLC	TX
K. HOVNANIAN DFW MIDTOWN PARK, LLC	TX
K. HOVNANIAN DFW PALISADES, LLC	TX
K. HOVNANIAN DFW PARKSIDE, LLC	TX
K. HOVNANIAN DFW RIDGEVIEW, LLC	TX
K. HOVNANIAN DFW SEVENTEEN LAKES, LLC	TX
K. HOVNANIAN DFW TRAILWOOD, LLC	TX
K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC	TX
K. HOVNANIAN DFW WELLINGTON, LLC	TX
K. HOVNANIAN DFW WILDRIDGE, LLC	TX
K. HOVNANIAN HOMES - DFW, L.L.C.	TX
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.	TX
K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC	TX
K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CREEK BEND, LLC	TX
K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC	TX
K. HOVNANIAN HOUSTON KATY POINTE, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY I, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY II, LLC	TX
K. HOVNANIAN HOUSTON RIVER FARMS, LLC	TX
K. HOVNANIAN HOUSTON SUNSET RANCH, LLC	TX
K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC	TX

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC	TX
K. HOVNANIAN HOUSTON WOODSHORE, LLC	TX
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
PARK TITLE COMPANY, LLC	TX
K. HOVNANIAN DFW TRAILWOOD II, LLC	TX
K. HOVNANIAN DFW SANFORD PARK, LLC	TX
K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC	TX
K. HOVNANIAN DFW LIBERTY, LLC	TX
FOUNDERS TITLE AGENCY, INC.	VA
K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC	VA
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.	VA
K. HOVNANIAN AT LEE SQUARE, L.L.C.	VA
K. HOVNANIAN AT LENAH WOODS, LLC	VA
K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC	VA
K. HOVNANIAN AT SEASONS LANDING, LLC	VA
K. HOVNANIAN AT SIGNAL HILL, LLC	VA
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC	VA
K. HOVNANIAN HOMES AT LEIGH MILL, LLC	VA
K. HOVNANIAN HOMES AT PENDER OAKS, LLC	VA
K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC	VA
K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC	VA
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.	VA
LAUREL HIGHLANDS, LLC	VA
K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC	VA
K. HOVNANIAN AT HUNTFIELD, LLC	WV
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV
K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC	WV
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV

Schedule IV6

New York Financing Statements

The following financing statements on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, to be filed in the New York Filing Office:

6 To be updated.

Schedule V7

Delaware Financing Statements

The following financing statements on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, to be filed in the Delaware Filing Office:

7 To be updated.

Schedule VI8

California Financing Statements

The following financing statements on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, to be filed in the California Filing Office:

8 To be updated.

Schedule VII9

District of Columbia Financing Statements

The following financing statements on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, to be filed in the District of Columbia Filing Office:

9 To be updated.

Schedule VIII10

Texas Financing Statements

The following financing statements on form UCC-1, naming the Person listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, to be filed in the Texas Filing Office:

10 To be updated.

Schedule IX

Agreements and Instruments

I.	Senior Secured Notes

A.

Indenture dated as of July 27, 2017, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association as Trustee and Collateral Agent, relating to the 10.00% Senior Secured Notes due 2022 and the 10.50% Senior Secured Notes due 2024

II.	Senior Notes

A.

Indenture dated as of November 5, 2014, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the 8.00% Senior Notes due 2019

B.

Indenture dated as of [February 1], 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the 13.50% Senior Notes due 2026 and the 5.00% Senior Notes due 2040

III.	Credit Agreements

A.

Credit Agreement, dated as of June 7, 2013, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto, Citicorp. USA, Inc. as administrative agent and issuing bank, and the lenders party thereto, as amended by the Credit Agreement First Amendment, dated as of June 11, 2013, the Credit Agreement Second Amendment, dated as of June 18, 2013, the Credit Agreement Third Amendment, dated as of June 27, 2013 and the Credit Agreement Fourth Amendment, dated as of July 10, 2013

B.

Credit Agreement, dated as of January 29, 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto

Wilmington Trust, National Association
Lenders	[_], 2018

EXHIBIT I-2

Form of General Counsel Opinion

[●]

Wilmington Trust, National Association, as Administrative
     Agent under the Credit Agreement, as hereinafter
     defined (the “Administrative Agent”)

and

The Lenders listed on Schedule I hereto

Ladies and Gentlemen:

I am Vice President and Corporate Counsel of K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), and of Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), and of the subsidiary guarantors party to the First Supplemental Guarantee to the Credit Agreement (each a “Guarantor,” and together with Holdings, the “Guarantors”), and as such I am acting in connection with the borrowing of up to $125,000,000 in revolving loans pursuant to the Credit Agreement dated as of [●], 2018, among the Borrower, Holdings, the Guarantors from time to time party thereto, the lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

Wilmington Trust, National Association
Lenders	[_], 2018

I have examined the following:

(i)     the Credit Agreement;

(ii)     the First Supplemental Guarantee to the Credit Agreement, dated the date hereof (the “Credit Joinder”);

(iii)     the Security Agreement, dated as of the date hereof (the “Security Agreement”), among the Borrower, the Guarantors and the Administrative Agent;

(iv)     the Pledge Agreement, dated as of the date hereof (the “Pledge Agreement”), among the Borrower, the Guarantors and the Administrative Agent;

(v)     the Intellectual Property Security Agreement, dated as of the date hereof (the “IP Security Agreement”), between a certain Guarantor and the Agent (as therein defined);

(vi)     the Joinder to the Existing Intercreditor Agreement (as defined below), dated as of the date hereof among the Company, the Guarantors, the Collateral Agent, the Junior Joint Collateral Agent, the Mortgage Tax Collateral Agent and the Administrative Agent (the “Intercreditor Agreement Joinder” and the Existing Intercreditor Agreement, as amended by the Intercreditor Agreement Joinder, the “Intercreditor Agreement”);

(vii) the Joinder to the Mortgage Tax Collateral Agency Agreement (as defined below), dated as of the date hereof, among the Company, the Guarantors, the Collateral Agent, the Junior Joint Collateral Agent, the Mortgage Tax Collateral Agent and the Administrative Agent;

(viii)     the Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of September 8, 2016, by and among the Company, the Guarantors, the Joint Collateral Agent, the Mortgage Tax Collateral Agent and the Administrative Agent, among others (the “Mortgage Tax Collateral Agency Agreement”).

(ix)     the Amended and Restated Intercreditor Agreement, dated as of September 8, 2016, entered into by and among the Company, the Guarantors, Wilmington Trust, National Association, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined in the Intercreditor Agreement) (in such capacity, the “Mortgage Tax Collateral Agent”), Wilmington Trust, National Association, in its capacity as junior joint collateral agent (in such capacity, the “Junior Joint Collateral Agent”) and Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined in the Intercreditor Agreement), among others (the “Existing Intercreditor Agreement”);

Wilmington Trust, National Association
Lenders	[_], 2018

The documents described in the foregoing clauses (i) through (ix) are collectively referred to herein as the “Transaction Documents.” The documents described in the foregoing clauses (i) and (ii) are collectively referred to herein as the “Credit Documents.” The documents described in the foregoing clauses (iii) through (vii) are collectively referred to herein as the “Security Documents.”

In addition, I have examined, and have relied as to matters of fact upon, the documents delivered to you concurrently with this opinion and upon originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Borrower and the Guarantors and have made such other investigations, as I have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion that:

(1)      Each of the Guarantors that is listed on Schedule II hereto (the “Specified Subsidiaries”) and each of the Borrower and Holdings has been duly incorporated or formed, as the case may be, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate power, or its equivalent in the case of limited liability companies, and authority to carry on its business as described in the Public Filings and to own, lease and operate its properties;

Wilmington Trust, National Association
Lenders	[_], 2018

(2)      Each of the Borrower, Holdings and the Specified Subsidiaries is duly qualified and is in good standing as a foreign corporation or limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(3)      All the outstanding shares of capital stock of the Borrower, Holdings and the Specified Subsidiaries have been duly authorized and validly issued and, except with respect to Holdings’ Rights Plan as described in the Public Filings, are fully paid, non-assessable and not subject to any preemptive or similar rights;

(4)      Each of the Credit Documents and each of the Security Documents has been duly authorized, executed and delivered by the Borrower and each of the each of the Guarantors listed on Schedule III hereto, to the extent party thereto;

(5)      Neither the Borrower, Holdings nor any of the Specified Subsidiaries is in violation of its respective charter, by-laws or formation or organization documents, as applicable, and, to my knowledge after due inquiry, neither the Borrower, Holdings, nor any of the Specified Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Borrower, Holdings and its subsidiaries, taken as a whole, to which the Borrower, Holdings or any of the Specified Subsidiaries is a party or by which the Borrower, Holdings or any of the Specified Subsidiaries or their respective property is bound;

(6)      The prior execution and delivery of the Credit Agreement and performance on the date hereof of the Credit Agreement, and the execution, delivery and performance on the date hereof of the Security Documents by the Borrower, the execution, delivery and performance on the date hereof of the Credit Joinder and the Security Documents to which they are a party by the Guarantors, the compliance by the Borrower and the Guarantors with all the provisions hereof and thereof, as applicable, and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any California or New Jersey State court or California or New Jersey State governmental body or agency, (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, or by-laws or formation or organization documents, as applicable, of the Borrower or any of the Guarantors or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Borrower, Holdings and its subsidiaries, taken as a whole, to which the Borrower, Holdings or the other Guarantors is a party or by which the Borrower, Holdings or the other Guarantors or their respective property is bound (except that no such opinion is given with respect to the agreements and instruments listed on Schedule IV hereto), (C) violate or conflict with any California or New Jersey State statute or any rule, regulation, judgment, order or decree of any California or New Jersey State court or any California or New Jersey State governmental body or agency having jurisdiction over the Borrower, Holdings, any of its subsidiaries or their respective property, (D) except pursuant to the transactions contemplated thereby, result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Borrower, Holdings or any of its subsidiaries is a party or by which the Borrower, Holdings or any of its subsidiaries or their respective property is bound or (E) result in the suspension, termination or revocation of any Authorization of the Borrower, Holdings or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization; except where the failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction or failure to have any such Authorization (in each case, other than with respect to the charter or by-laws or formation or organization documents) would not, singly or in the aggregate, have a Material Adverse Effect, except filings required for the perfection of security interests granted pursuant to the Security Documents and except that it is understood that no opinion is given in this paragraph (6) with respect to any federal or state securities law or any rule or regulation issued pursuant to any federal or state securities law;

Wilmington Trust, National Association
Lenders	[_], 2018

(7)      After due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Borrower, Holdings or any of their subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect, except as disclosed in the Public Filings; and

In addition, I express no opinion and render no advice with respect to:

i.

the effect of Section 552 of the Bankruptcy Code (11 U.S.C. Section 552) (relating to property acquired by a pledgor after the commencement of a case under the Bankruptcy Code with respect to such pledgor) and Section 506(c) of the Bankruptcy Code (11 U.S.C. Section 506(c)) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

ii.

the effect of any provision of the Security Documents that is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party’s obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

iii.	the effect of any provision of the Security Documents that is intended to permit modification thereof only by means of an agreement in writing signed by the parties thereto;

iv.	the effect of any provision of the Security Documents imposing penalties or forfeitures;

v.	the effect of any provision of any of the Transaction Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations; and

vi.

the effect of any provision of the Transaction Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated person or the person receiving contribution.

Wilmington Trust, National Association
Lenders	[_], 2018

I am a member of the Bar of the State of New Jersey and the State of New York, and I do not express any opinion herein concerning any law other than the laws of the State of New Jersey, the State of New York and the State of California, the federal law of the United States of America and the Delaware General Corporation Law.

[I note that the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”) sets forth certain choice of law rules that apply to certain issues in respect of securities held with a securities intermediary in a securities account. I express no opinion as to the applicability to, or the effects on, the opinions rendered herein of the Hague Convention’s choice of law rules with respect to issues identified in Article 2 (1) of the Hague Convention.]

This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to any other person, firm or corporation without my prior written consent, except that Simpson Thacher & Bartlett LLP shall be entitled to rely on the foregoing opinions.

Very truly yours,

By:
	Name:	Michael Discafani
	Title:	Vice-President and Corporate Counsel

SCHEDULE I

LENDERS

On file with Administrative Agent

SCHEDULE II

Specified Subsidiaries

K. HOVNANIAN AT RANCHO CABRILLO, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL II, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL III, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC	AZ
K. HOVNANIAN AT CEDAR LANE, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN ENTERPRISES, INC.	CA
K. HOVNANIAN AT WESTSHORE, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN AT LAKE LECLARE, LLC	FL
K. HOVNANIAN STERLING RANCH, LLC	FL
K. HOVNANIAN AT HOWELL II, LLC	NJ
K. HOVNANIAN AT MONTGOMERY, LLC	NJ
K. HOVNANIAN AT MONTVALE II, LLC	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC	NJ
K. HOVNANIAN ABERDEEN, LLC	OH
K. HOVNANIAN WATERBURY, LLC	OH
K. HOVNANIAN AT HAMPTON LAKE, LLC	SC
SHELL HALL LAND ACQUISITION, LLC	SC
K. HOVNANIAN DFW INSPIRATION, LLC	TX
K. HOVNANIAN DFW LEXINGTON, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING II, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS II, LLC	TX
K. HOVNANIAN DFW PALISADES, LLC	TX
K. HOVNANIAN DFW SEVENTEEN LAKES, LLC	TX
K. HOVNANIAN DFW VILLAS MUSTANG PARK, LLC	TX
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC	VA
K. HOVNANIAN AT LENAH WOODS, LLC	VA
K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC	VA

SCHEDULE III

K. HOVNANIAN AT 240 MISSOURI, LLC	AZ
K. HOVNANIAN AT AIRE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT CATANIA, LLC	AZ
K. HOVNANIAN AT GALLERY, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA, LLC	AZ
K. HOVNANIAN AT PALM VALLEY, L.L.C.	AZ
K. HOVNANIAN AT PARK PASEO, LLC	AZ
K. HOVNANIAN AT POINTE 16, LLC	AZ
K. HOVNANIAN AT QUAIL CREEK, L.L.C.	AZ
K. HOVNANIAN AT RANCHO CABRILLO, LLC	AZ
K. HOVNANIAN AT SIENNA HILLS, LLC	AZ
K. HOVNANIAN AT SILVERSTONE, LLC	AZ
K. HOVNANIAN AT SKYE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL II, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL III, LLC	AZ
K. HOVNANIAN AT VENTANA LAKES, LLC	AZ
K. HOVNANIAN AT VERRADO CASCINA, LLC	AZ
K. HOVNANIAN AT VERRADO MARKETSIDE, LLC	AZ
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. HOVNANIAN LEGACY AT VIA BELLA, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC	AZ
NEW LAND TITLE AGENCY, L.L.C.	AZ
K. HOVNANIAN AT THE MEADOWS 9, LLC	AZ
K. HOVNANIAN AT SILVERSTONE G, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC	AZ
K. HOVNANIAN AT VILLAGO, LLC	AZ
K. HOV IP, II, INC.	CA
K. HOVNANIAN’S ASPIRE AT UNION VILLAGE, LLC	CA
K. HOVNANIAN AT 4S, LLC	CA
K. HOVNANIAN AT ALISO, LLC	CA

K. HOVNANIAN AT ANDALUSIA, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.	CA
K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 129, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 137, LLC	CA
K. HOVNANIAN AT BELLA LAGO, LLC	CA
K. HOVNANIAN AT BLACKSTONE, LLC	CA
K. HOVNANIAN AT BRIDGEPORT, INC.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARLSBAD, LLC	CA
K. HOVNANIAN AT CEDAR LANE, LLC	CA
K. HOVNANIAN AT CHARTER WAY, LLC	CA
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. HOVNANIAN AT COASTLINE, L.L.C.	CA
K. HOVNANIAN AT CORTEZ HILL, LLC	CA
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.	CA
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.	CA
K. HOVNANIAN AT EVERGREEN, L.L.C.	CA
K. HOVNANIAN AT FIDDYMENT RANCH, LLC	CA
K. HOVNANIAN AT FRESNO, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT GILROY 60, LLC	CA
K. HOVNANIAN AT GILROY, LLC	CA
K. HOVNANIAN AT JAEGER RANCH, LLC	CA
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.	CA
K. HOVNANIAN AT LA LAGUNA, L.L.C.	CA
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC	CA
K. HOVNANIAN AT MALAN PARK, L.L.C.	CA
K. HOVNANIAN AT MANTECA, LLC	CA
K. HOVNANIAN AT MELANIE MEADOWS, LLC	CA
K. HOVNANIAN AT MUIRFIELD, LLC	CA
K. HOVNANIAN AT PARKSIDE, LLC	CA
K. HOVNANIAN AT PAVILION PARK, LLC	CA
K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.	CA
K. HOVNANIAN AT PIAZZA SERENA, L.L.C	CA
K. HOVNANIAN AT POSITANO, LLC	CA
K. HOVNANIAN AT PRADO, L.L.C.	CA

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. HOVNANIAN AT SAGE, L.L.C.	CA
K. HOVNANIAN AT SANTA NELLA, LLC	CA
K. HOVNANIAN AT SHELDON GROVE, LLC	CA
K. HOVNANIAN AT SKYE ISLE, LLC	CA
K. HOVNANIAN AT STANTON, LLC	CA
K. HOVNANIAN AT SUNRIDGE PARK, LLC	CA
K. HOVNANIAN AT THE CROSBY, LLC	CA
K. HOVNANIAN AT THOMPSON RANCH, LLC	CA
K. HOVNANIAN AT TRAIL RIDGE, LLC	CA
K. HOVNANIAN AT VALLE DEL SOL, LLC	CA
K. HOVNANIAN AT VERONA ESTATES, LLC	CA
K. HOVNANIAN AT VICTORVILLE, L.L.C.	CA
K. HOVNANIAN AT VINEYARD HEIGHTS, LLC	CA
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.	CA
K. HOVNANIAN AT WATERSTONE, LLC	CA
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.	CA
K. HOVNANIAN AT WESTSHORE, LLC	CA
K. HOVNANIAN AT WHEELER RANCH, LLC	CA
K. HOVNANIAN AT WOODCREEK WEST, LLC	CA
K. HOVNANIAN COMMUNITIES, INC.	CA
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA
K. HOVNANIAN ENTERPRISES, INC.	CA
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN AT SIERRA VISTA, LLC	CA
K. HOVNANIAN AT VILLAGE CENTER, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC	CA

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC	CA
K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC	CA
K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN HOMES OF D.C., L.L.C.	DC
HOVNANIAN ENTERPRISES, INC.	DE
K. HOVNANIAN AT ASHBY PLACE, LLC	DE
K. HOVNANIAN AT BRENFORD STATION, LLC	DE
K. HOVNANIAN AT HIDDEN BROOK, LLC	DE
K. HOVNANIAN AT MANSFIELD II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC	DE
K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC	DE
K. HOVNANIAN AT PLANTATION LAKES, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.	DE

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN AT SEABROOK, LLC	DE
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.	DE
KHH SHELL HALL LOAN ACQUISITION, LLC	DE
WASHINGTON HOMES, INC.	DE
WOODMORE RESIDENTIAL, L.L.C.	DE
WTC VENTURES, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC	DE
EASTERN NATIONAL TITLE AGENCY, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. HOVNANIAN AT BOCA DUNES, LLC	FL
K. HOVNANIAN AT CORAL LAGO, LLC	FL
K. HOVNANIAN AT HAMPTON COVE, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE II, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE, LLC	FL
K. HOVNANIAN AT LAKE BURDEN, LLC	FL
K. HOVNANIAN AT LAKE LECLARE, LLC	FL
K. HOVNANIAN AT PICKETT RESERVE, LLC	FL
K. HOVNANIAN AT REDTAIL, LLC	FL
K. HOVNANIAN AT SPRING ISLE, LLC	FL
K. HOVNANIAN AT SUMMERLAKE, LLC	FL
K. HOVNANIAN AT TERRA BELLA TWO, LLC	FL
K. HOVNANIAN AT WALKERS GROVE, LLC	FL
K. HOVNANIAN BELMONT RESERVE, LLC	FL
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN CYPRESS KEY, LLC	FL
K. HOVNANIAN ESTATES AT WEKIVA, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FLORIDA REALTY, L.L.C.	FL
K. HOVNANIAN GRAND CYPRESS, LLC	FL
K. HOVNANIAN GRANDEFIELD, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL

K. HOVNANIAN REYNOLDS RANCH, LLC	FL
K. HOVNANIAN RIVERSIDE, LLC	FL
K. HOVNANIAN SOUTH FORK, LLC	FL
K. HOVNANIAN STERLING RANCH, LLC	FL
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL
K. HOVNANIAN UNION PARK, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC	FL
K. HOVNANIAN WINDING BAY PRESERVE, LLC	FL
K. HOVNANIAN AT LAKE FLORENCE, LLC	FL
K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC	GA
K. HOVNANIAN AT WESTBROOK, LLC	GA
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.	GA
K. HOVNANIAN HOMES AT CREEKSIDE, LLC	GA
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA
ARBOR TRAILS, LLC	IL
EASTERN TITLE AGENCY OF ILLINOIS, LLC	IL
GLENRISE GROVE, L.L.C.	IL
K. HOVNANIAN AT CHRISTINA COURT, LLC	IL
K. HOVNANIAN AT FAIRFIELD RIDGE, LLC	IL
K. HOVNANIAN AT HANOVER ESTATES, LLC	IL
K. HOVNANIAN AT ISLAND LAKE, LLC	IL
K. HOVNANIAN AT LINK FARM, LLC	IL
K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC	IL
K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC	IL
K. HOVNANIAN AT NORTON LAKE LLC	IL
K. HOVNANIAN AT PRAIRIE POINTE, LLC	IL
K. HOVNANIAN AT SAGEBROOK, LLC	IL
K. HOVNANIAN AT SOMERSET, LLC	IL
K. HOVNANIAN AT TRAFFORD PLACE, LLC	IL
K. HOVNANIAN AT TRAMORE LLC	IL
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL
K. HOVNANIAN ESTATES AT FOX CHASE, LLC	IL
K. HOVNANIAN ESTATES AT REGENCY, L.L.C.	IL

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL
K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC	IL
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.	KY
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.	KY
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD
HOMEBUYERS FINANCIAL SERVICES, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.	MD
K. HOVNANIAN AT CATON'S RESERVE, LLC	MD
K. HOVNANIAN AT EDEN TERRACE, L.L.C.	MD
K. HOVNANIAN AT RODERUCK, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC	MD
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD
PADDOCKS, L.L.C.	MD
PINE AYR, LLC	MD

RIDGEMORE UTILITY, L.L.C.	MD
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN
K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC	MN
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.	MN
K. HOVNANIAN AT BURCH KOVE, LLC	NC
K. HOVNANIAN AT INDIAN WELLS, LLC	NC
K. HOVNANIAN AT LILY ORCHARD, LLC	NC
K. HOVNANIAN AT MAIN STREET SQUARE, LLC	NC
K. HOVNANIAN AT OAK POINTE, LLC	NC
K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC	NC
K. HOVNANIAN AT WHEELER WOODS, LLC	NC
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES AT BROOK MANOR, LLC	NC
K. HOVNANIAN HOMES AT REEDY CREEK, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC	NC
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
BUILDER SERVICES NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
K. HOVNANIAN ACQUISITIONS, INC.	NJ
K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT BARNEGAT I, L.L.C.	NJ
K. HOVNANIAN AT BARNEGAT II, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG II, LLC	NJ
K. HOVNANIAN AT BRANCHBURG, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC	NJ
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.	NJ
K. HOVNANIAN AT BRIDGEWATER II, LLC	NJ
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ
HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ
K. HOVNANIAN AT DENVILLE, L.L.C.	NJ
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK, LLC	NJ
K. HOVNANIAN AT EAST WINDSOR, LLC	NJ
K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ
K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN II, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC	NJ
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ
K. HOVNANIAN AT HILLSBOROUGH, LLC	NJ
K. HOVNANIAN AT HOWELL FORT PLAINS, LLC	NJ
K. HOVNANIAN AT HOWELL II, LLC	NJ
K. HOVNANIAN AT HOWELL, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. HOVNANIAN AT JACKSON I, L.L.C.	NJ
K. HOVNANIAN AT JACKSON, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ
K. HOVNANIAN AT KEYPORT, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C	NJ
K. HOVNANIAN AT MAHWAH VI, INC.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN III, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN V, LLC	NJ
K. HOVNANIAN AT MANALAPAN VI, LLC	NJ
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN III, LLC	NJ
K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ
K. HOVNANIAN AT MONROE IV, L.L.C.	NJ
K. HOVNANIAN AT MONROE NJ II, LLC	NJ
K. HOVNANIAN AT MONROE NJ III, LLC	NJ
K. HOVNANIAN AT MONROE NJ, L.L.C.	NJ
K. HOVNANIAN AT MONTGOMERY, LLC	NJ

K. HOVNANIAN AT MONTVALE II, LLC	NJ
K. HOVNANIAN AT MONTVALE, L.L.C.	NJ
K. HOVNANIAN AT MORRIS TWP, LLC	NJ
K. HOVNANIAN AT NORTH BERGEN. L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.	NJ
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ
K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ
K. HOVNANIAN AT OCEAN TOWNSHIP, INC	NJ
K. HOVNANIAN AT OCEANPORT, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ
K. HOVNANIAN AT PARSIPPANY, L.L.C.	NJ
K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. HOVNANIAN AT RIDGEMONT, L.L.C.	NJ
K. HOVNANIAN AT ROCK LEDGE, LLC	NJ
K. HOVNANIAN AT SHREWSBURY, LLC	NJ
K. HOVNANIAN AT SMITHVILLE, INC.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.	NJ
K. HOVNANIAN AT STATION SQUARE, L.L.C.	NJ
K. HOVNANIAN AT THE MONARCH, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT WALDWICK, LLC	NJ
K. HOVNANIAN AT WALL DONATO, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP II, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT WAYNE IX, L.L.C.	NJ
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.	NJ

K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ
K. HOVNANIAN CLASSICS, L.L.C.	NJ
K. HOVNANIAN CONSTRUCTION II, INC	NJ
K. HOVNANIAN CONSTRUCTION III, INC	NJ
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ
K. HOVNANIAN HOLDINGS NJ, L.L.C.	NJ
K. HOVNANIAN MANALAPAN ACQUISITION, LLC	NJ
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ
K. HOVNANIAN VENTURE I, L.L.C.	NJ
LANDARAMA, INC.	NJ
M & M AT MONROE WOODS, L.L.C.	NJ
M&M AT CHESTERFIELD, L.L.C.	NJ
M&M AT CRESCENT COURT, L.L.C.	NJ
M&M AT WEST ORANGE, L.L.C.	NJ
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ
MCNJ, INC.	NJ
MM-BEACHFRONT NORTH I, LLC	NJ
TERRAPIN REALTY, L.L.C.	NJ
THE MATZEL & MUMFORD ORGANIZATION, INC	NJ
K. HOVNANIAN AT MANALAPAN CROSSING, LLC	NJ
K. HOVNANIAN AT OAKLAND, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC	NJ
K. HOVNANIAN PROPERTIES OF RED BANK, LLC	NJ
K. HOVNANIAN AT OLD BRIDGE II, LLC	NJ
K. HOVNANIAN AT NORTHERN WESTCHESTER INC.	NY
ROUTE 1 AND ROUTE 522, L.L.C.	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. HOVNANIAN ABERDEEN, LLC	OH
K. HOVNANIAN BELDEN POINTE, LLC	OH

K. HOVNANIAN CONTRACTORS OF OHIO, LLC	OH
K. HOVNANIAN CORNERSTONE FARMS, LLC	OH
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN EDGEBROOK, LLC	OH
K. HOVNANIAN FALLS POINTE, LLC	OH
K. HOVNANIAN FOREST VALLEY, LLC	OH
K. HOVNANIAN HIDDEN HOLLOW, LLC	OH
K. HOVNANIAN HIGHLAND RIDGE, LLC	OH
K. HOVNANIAN INDIAN TRAILS, LLC	OH
K. HOVNANIAN LADUE RESERVE, LLC	OH
K. HOVNANIAN LAKES OF GREEN, LLC	OH
K. HOVNANIAN LANDINGS 40S, LLC	OH
K. HOVNANIAN MONARCH GROVE, LLC	OH
K. HOVNANIAN NORTHPOINTE 40S, LLC	OH
K. HOVNANIAN NORTON PLACE, LLC	OH
K. HOVNANIAN OF OHIO, LLC	OH
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN RIVENDALE, LLC	OH
K. HOVNANIAN SCHADY RESERVE, LLC	OH
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
K. HOVNANIAN VILLAGE GLEN, LLC	OH
K. HOVNANIAN WATERBURY, LLC	OH
K. HOVNANIAN WHITE ROAD, LLC	OH
K. HOVNANIAN WOODLAND POINTE, LLC	OH
K. HOVNANIAN WOODRIDGE PLACE, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
NEW HOME REALTY, LLC	OH
BUILDER SERVICES PA, L.L.C.	PA
GOVERNOR'S ABSTRACT CO., INC.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT DOYLESTOWN, LLC	PA
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.	PA
K. HOVNANIAN AT HERSHEY'S MILL, INC.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA

K. HOVNANIAN AT MARPLE, LLC	PA
K. HOVNANIAN AT MIDDLETOWN, LLC	PA
K. HOVNANIAN AT NORTHAMPTON, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. HOVNANIAN AT SAWMILL, INC.	PA
K. HOVNANIAN AT SILVER SPRING, L.L.C.	PA
K. HOVNANIAN AT UPPER PROVIDENCE, LLC	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA
K. HOVNANIAN AT WHITEMARSH, LLC	PA
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN PA REAL ESTATE, INC.	PA
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN AT COOSAW POINT, LLC	SC
K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT MAGNOLIA PLACE, LLC	SC
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC
K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC	SC
K. HOVNANIAN HOMES AT SHELL HALL, LLC	SC
K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC	SC
K. HOVNANIAN HOMES AT THE ABBY, LLC	SC
K. HOVNANIAN HOMES AT THE PADDOCKS, LLC	SC

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC	SC
SHELL HALL CLUB AMENITY ACQUISITION, LLC	SC
SHELL HALL LAND ACQUISITION, LLC	SC
K. HOVNANIAN DFW BLUFF CREEK, LLC	TX
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. HOVNANIAN DFW AUBURN FARMS, LLC	TX
K. HOVNANIAN DFW BELMONT, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC	TX
K. HOVNANIAN DFW HARMON FARMS, LLC	TX
K. HOVNANIAN DFW HERITAGE CROSSING, LLC	TX
K. HOVNANIAN DFW HOMESTEAD, LLC	TX
K. HOVNANIAN DFW INSPIRATION, LLC	TX
K. HOVNANIAN DFW LEXINGTON, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING II, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS II, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS, LLC	TX
K. HOVNANIAN DFW MIDTOWN PARK, LLC	TX
K. HOVNANIAN DFW PALISADES, LLC	TX
K. HOVNANIAN DFW PARKSIDE, LLC	TX
K. HOVNANIAN DFW RIDGEVIEW, LLC	TX
K. HOVNANIAN DFW SEVENTEEN LAKES, LLC	TX
K. HOVNANIAN DFW TRAILWOOD, LLC	TX
K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC	TX
K. HOVNANIAN DFW WELLINGTON, LLC	TX
K. HOVNANIAN DFW WILDRIDGE, LLC	TX
K. HOVNANIAN HOMES - DFW, L.L.C.	TX
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.	TX
K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC	TX

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CREEK BEND, LLC	TX
K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC	TX
K. HOVNANIAN HOUSTON KATY POINTE, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY I, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY II, LLC	TX
K. HOVNANIAN HOUSTON RIVER FARMS, LLC	TX
K. HOVNANIAN HOUSTON SUNSET RANCH, LLC	TX
K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC	TX
K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC	TX
K. HOVNANIAN HOUSTON WOODSHORE, LLC	TX
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
PARK TITLE COMPANY, LLC	TX
K. HOVNANIAN DFW TRAILWOOD II, LLC	TX
K. HOVNANIAN DFW SANFORD PARK, LLC	TX
K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC	TX
K. HOVNANIAN DFW LIBERTY, LLC	TX
FOUNDERS TITLE AGENCY, INC.	VA
K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC	VA
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.	VA
K. HOVNANIAN AT LEE SQUARE, L.L.C.	VA
K. HOVNANIAN AT LENAH WOODS, LLC	VA
K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC	VA
K. HOVNANIAN AT SEASONS LANDING, LLC	VA
K. HOVNANIAN AT SIGNAL HILL, LLC	VA
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC	VA

K. HOVNANIAN HOMES AT LEIGH MILL, LLC	VA
K. HOVNANIAN HOMES AT PENDER OAKS, LLC	VA
K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC	VA
K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC	VA
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.	VA
LAUREL HIGHLANDS, LLC	VA
K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC	VA
K. HOVNANIAN AT HUNTFIELD, LLC	WV
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV
K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC	WV
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV

SCHEDULE IV

Agreements and Instruments

I.       Senior Secured Notes

A.

Indenture dated as of July 27, 2017, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association as Trustee and Collateral Agent, relating to the 10.00% Senior Secured Notes due 2022 and the 10.50% Senior Secured Notes due 2024

II.     Senior Notes

A.

Indenture dated as of November 5, 2014, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the 8.00% Senior Notes due 2019

B.

Indenture dated as of [February 1], 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other Guarantors party thereto and Wilmington Trust, National Association, as Trustee, relating to the 13.50% Senior Notes due 2026 and the 5.00% Senior Notes due 2040

III.     Credit Agreements

A.

Credit Agreement, dated as of June 7, 2013, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto, Citicorp. USA, Inc. as administrative agent and issuing bank, and the lenders party thereto, as amended by the Credit Agreement First Amendment, dated as of June 11, 2013, the Credit Agreement Second Amendment, dated as of June 18, 2013, the Credit Agreement Third Amendment, dated as of June 27, 2013 and the Credit Agreement Fourth Amendment, dated as of July 10, 2013

B.

Credit Agreement, dated as of January 29, 2018, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors party thereto, Wilmington Trust, National Association, as administrative agent, and the lenders party thereto

SCHEDULE V

New Jersey Financing Statements

The following financing statements on form UCC-1 naming the Person (as defined in the Credit Agreement) listed below as debtor and the Administrative Agent as secured party for the benefit of the Secured Parties, have been filed in the office of the Department of Treasury of the State listed opposite the name of such party:

EXHIBIT J-1

Form of SECURITY AGREEMENT

[See attached.]

SECURITY AGREEMENT

made by

K. HOVNANIAN ENTERPRISES, INC.,
HOVNANIAN ENTERPRISES, INC.

and certain of their respective Subsidiaries

in favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Agent

Dated as of [●]

i

Schedule A – List of Entities

Schedule B – Commercial Tort Claims

Schedule C – Actions Required To Perfect

Exhibit A – Intellectual Property Security Agreement

Exhibit B – Joinder Agreement

Exhibit C – Perfection Certificate

ii

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”), dated as of [●], is made by K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), and each of the signatories listed on Schedule A hereto (the Borrower, Holdings and such signatories, together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Wilmington Trust, National Association, as Administrative Agent in its capacity as collateral agent (in such capacity, the “Agent”) for the benefit of itself and the Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings and each of the other Guarantors party thereto have entered into the Credit Agreement dated as of [●] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with Wilmington Trust, National Association, as Administrative Agent and the Lenders party thereto;

WHEREAS, the Borrower, Holdings, the Guarantors party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein) have entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 and the Borrower, Holdings, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee (as defined therein) and Notes Collateral Agent (as defined therein), Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent have entered into the Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017 (as the same may be amended, supplemented, amended or restated or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”);

WHEREAS, the Administrative Agent is entering into the Joinder to the Amended and Restated Intercreditor Agreement dated as of the date hereof, pursuant to which the Agent becomes party to the Amended and Restated Intercreditor Agreement for the benefit of itself and the Lenders.

WHEREAS, the Loans constitute First-Lien Indebtedness under the Amended and Restated Intercreditor Agreement;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes Holdings, the Borrower’s parent company, and each other Grantor;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the borrowing of Loans; and

NOW, THEREFORE, in consideration of the premises and to induce Lenders to make the extensions of credit contemplated by the Credit Agreement, each Grantor hereby agrees with the Agent, for the ratable benefit of the Secured Parties, as follows:

Article 1

Defined Terms

Section 1.01.     Definitions.  (a) Definitions set forth above are incorporated herein and unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including the recitals above) shall have the meanings respectively given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Payment Intangibles, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Securities Accounts, Software and Supporting Obligations.

(b)     The following terms shall have the following meanings:

“Additional Pari Passu Liens”: any liens on the Collateral which secure Additional Secured Obligations on an equal and ratable basis with the Secured Obligations, provided that such liens are permitted by the Credit Agreement.

“Additional Pari Passu Collateral Agent”: the agent or other representative with respect to any Additional Secured Obligations in favor of which any Additional Pari Passu Liens are granted.

“Additional Secured Obligations”: any obligations arising pursuant to any Indebtedness permitted to be secured on a pari passu basis with the Loans pursuant to the Credit Agreement (including for the avoidance of doubt any guarantees with respect thereto).

“Agreement”: this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Cash Equivalents”: (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase, and (ii) investment grade commercial paper or debt or commercial paper issued by any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof having a maturity date of one year or less from the date of purchase, and (iii) funds holding assets primarily consisting of those described in clauses (i) and (ii).

2

“Collateral”: as defined in Article 2.

“Collateral Account”: any collateral account established by the Agent as provided in Section 6.01 or 6.03.

“Collateral Agency Agreement”: an intercreditor or collateral agency agreement entered into between the Additional Pari Passu Collateral Agent(s) and the Agent on terms reasonably satisfactory to the Agent, the Borrower and Holdings, setting forth the respective rights of the Secured Parties and the Additional Pari Passu Collateral Agent(s) and the holders of Additional Secured Obligations with respect to the Collateral and providing, among other things, that (x) the Additional Pari Passu Liens shall rank equally with the liens securing the Secured Obligations, (y) any proceeds of the Collateral shall be applied ratably to the Secured Obligations and the Additional Secured Obligations and (z) the Agent, including at the direction of the Lenders, shall be entitled to take such actions, or to direct any agent appointed pursuant to the Collateral Agency Agreement to take such actions, as are permitted hereby, by the Credit Agreement, by the Amended and Restated Intercreditor Agreement; provided that any such intercreditor or collateral agency agreement shall provide that in the event of any conflicting instructions from the Lenders and any holders of the Additional Secured Obligations, the instruction of the holders of the series with the greatest principal amount of outstanding Obligations shall prevail.

“Contracts”: any contracts and agreements for the purchase, acquisition or sale of real or personal property or the receipt or performance of services, any contract rights relating thereto, and all other rights to such contract or agreements and any right to payment for or to receive moneys due or to become due for items sold or leased or for services rendered, together with all rights of any Grantor to damages arising thereunder or to perform and to exercise all remedies thereunder.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to distribute, exploit and sell materials derived from any Copyright.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Deposit Accounts”: the collective reference to each Deposit Account (as such term is defined in Section 1.01(a) hereof) in the name of the applicable Grantor, together with any one or more securities accounts into which any monies on deposit in any such Deposit Account may be swept or otherwise transferred now or hereafter and from time to time, and any additional, substitute or successor Deposit Account.

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“Excluded Accounts” shall mean at any time those deposit, checking or securities accounts of any of the Grantors (i) that individually have an average monthly balance (over the most recent ended 3-month period) less than $250,000 and which together do not have an average monthly balance (for such 3-month period) in excess of $2,000,000 in the aggregate, (ii) all escrow accounts (in which funds are held for or of others by virtue of customary real estate practice or contractual or legal requirements), (iii) the account holding amounts dedicated to the “Marie Fund” established by the Grantors for the benefit of their employees (so long as the Grantors’ deposits therein and withdrawals therefrom are consistent with past practice) and (iv) such other accounts with respect to which Holdings determines that the cost of perfecting a Lien thereon is excessive in relation to the benefit thereof (as reasonably determined by Holdings’ Board of Directors in a board resolution delivered to the Agent).

“Guarantors”: the collective reference to each Grantor other than the Borrower.

“Intellectual Property”: the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws, in, to and under the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC, and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Law”: any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Official Body”: any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Patent License”: all written agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

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“Perfection Certificate”: with respect to any Grantor, a certificate substantially in the form of Exhibit C, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Grantor.

“Pledged Notes”: all promissory notes issued to or held by any Grantor.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for real or personal property sold or leased or for services rendered, whether or not such right is evidenced by a Contract, an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Obligations”: all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Loan Obligations of the Loan Parties under the Loan Documents include the obligation to pay principal, interest, charges, expenses, fees, Attorney Costs indemnities and other amounts payable by any Loan Party under any Loan Document.

“Secured Parties”: the collective reference to the Administrative Agent, the Agent, the Mortgage Tax Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05 of the Credit Agreement.

“Securities Accounts”: the collective reference to the securities accounts in the name of the applicable Grantor and any additional, substitute or successor account.

“Trademark License”: any written agreement providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now owned or hereafter acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

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“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

Section 1.02.     Other Definitional Provisions.

(a)     The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)     Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Article 2

Grant of Security Interest

Each Grantor hereby grants to the Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)     all Accounts;

(b)     all Chattel Paper (including, Electronic Chattel Paper);

(c)     all Commercial Tort Claims (including those claims listed on Schedule B hereto, in which the claim amount individually exceeds $2,000,000, as such schedule is amended or supplemented from time to time);

(d)     all Contracts;

(e)     all Securities Accounts;

(f)     all Deposit Accounts;

(g)     all Documents (other than title documents with respect to vehicles);

(h)     all Equipment;

(i)     all Fixtures;

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(j)     all General Intangibles;

(k)     all Goods;

(l)     all Instruments;

(m)     all Intellectual Property;

(n)     all Inventory;

(o)     all Investment Property;

(p)     all letters of credit;

(q)     all Letter of Credit Rights;

(r)     all Payment Intangibles;

(s)     all Vehicles and title documents with respect to Vehicles;

(t)     all Receivables;

(u)     all Software;

(v)     all Supporting Obligations;

(w)     to the extent, if any, not included in clauses (a) through (v) above, each and every other item of personal property whether now existing or hereafter arising or acquired;

(x)     all books and records pertaining to any of the Collateral; and

(y)     to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

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provided, however, that notwithstanding any of the other provisions set forth in this Article 2 (and notwithstanding any recording of the Agent’s Lien in the U.S. Patent and Trademark Office or other registry office in any jurisdiction), this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include, (i) any property or assets constituting “Excluded Property” (as defined in the Credit Agreement) or (ii) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in United States “intent-to-use” trademark or service mark applications unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et. seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark applications under applicable federal Law. After such period and after such evidence of use has been filed and accepted, each Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral. The Agent agrees that, at any Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only upon receipt of an Officers’ Certificate or an Opinion of Counsel to that effect. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements (including if the Loans were “Securities” under the Securities Act) of the Borrower, any Guarantor or of K. Hovnanian JV Holdings, L.L.C., then the capital stock or other securities of the Borrower, such Guarantor or of K. Hovnanian JV Holdings, L.L.C., as applicable, shall automatically be deemed released and not to be and not to have been part of the Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Lender, upon the Agent’s receipt of a written authorization from the Borrower stating that such amendment is permitted hereunder, which the Agent shall be entitled to conclusively rely upon, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Collateral.

Article 3

Representations and Warranties

To induce the Lenders to make the extensions of credit contemplated by the Credit Agreement, each Grantor hereby represents and warrants to the Agent and each other Secured Party that:

Section 3.01.     Title: No Other Liens. Except for the security interest granted to the Agent for the ratable benefit of the Secured Parties pursuant to this Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others except for the Permitted Liens. None of the Grantors has filed or consented to the filing of any financing statement or other public notice with respect to all or any part of the Collateral in any public office, except with respect to Permitted Liens.

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Section 3.02.     Perfected Priority Liens. The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered, or will be delivered within the time periods set forth in Schedule C, to the Agent in completed form) (a) will constitute valid perfected (to the extent such security interest can be perfected by such filings or actions) security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

Section 3.03.     Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s exact legal name, jurisdiction of organization, and, to the extent required to be listed therein, the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified in the Perfection Certificate.

Section 3.04.     Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

Section 3.05.     Investment Property. Such Grantor is the record and beneficial owner of, and has good title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Permitted Liens.

Section 3.06.     Receivables. No amount payable in excess of $2,000,000 in the aggregate to all Grantors under or in connection with any Receivables is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

Section 3.07.     Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Closing Date.

Article 4

Covenants

Each Grantor covenants and agrees with the Agent and the other Secured Parties that, from and after the date of this Agreement until the payment in full of all outstanding Secured Obligations:

Section 4.01.     Maintenance of Perfected Security Interest; Further Documentation.   (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest to the extent required by this Agreement having at least the priority described in Section 3.02 and shall defend such security interest against the claims and demands of all Persons whomsoever other than any holder of Permitted Liens.

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(b)     At any time and from time to time, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as shall be required by applicable law for the purpose of obtaining, perfecting or preserving the security interests purported to be granted under this Agreement and of the rights and remedies herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) subject to Section 6.14(c) of the Credit Agreement, in the case of the Deposit Accounts, Investment Property, Letter of Credit Rights and the Securities Accounts and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, provided that the Grantor shall not be required to take any of the actions set forth in this clause (ii) with respect to Excluded Accounts.

(c)     If any Grantor shall at any time acquire a Commercial Tort Claim, in which the claim amount individually exceeds $2,000,000, such Grantor shall promptly notify the Agent in a writing signed by such Grantor of the details thereof and grant to the Agent for the benefit of the Secured Parties in such writing a security interest therein and in the Proceeds thereof, with such writing to be in form and substance required by applicable law and such writing shall constitute a supplement to Schedule B hereto.

Section 4.02.     Changes In Name, Etc. Such Grantor will, within thirty (30) calendar days after any change its jurisdiction of organization or change its name, provide written notice thereof to the Agent.

Section 4.03.     Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount in excess of $2,000,000 in the aggregate payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, certificated security or Chattel Paper, such Instrument, certificated security or Chattel Paper shall be promptly delivered to the Agent, duly indorsed, to be held as Collateral pursuant to this Agreement.

Section 4.04.     Intellectual Property.  (a) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or any political subdivision thereof, such Grantor shall report such filing to the Agent on or before the date upon which Holdings is required to file reports with the Administrative Agent pursuant to Section 6.12 of the Credit Agreement for the fiscal quarter in which such filing occurs. Such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as may be necessary to create and perfect the Agent’s and the other Secured Parties’ security interest in any registered or applied for Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby. Nothing in this Agreement prevents any Grantor from discontinuing the use or maintenance of its Intellectual Property if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(b)     Such Grantor’s obligations under Section 4.04(a) above shall include executing and delivering, and having recorded, with respect to such Collateral, an agreement substantially in the form of the Intellectual Property Security Agreement attached hereto as Exhibit A.

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Article 5

Investing Amounts in the Securities Accounts

Section 5.01.     Investments. If requested by the Borrower in writing, the Agent will, from time to time, invest amounts on deposit in the Deposit Accounts or Securities Accounts in which the Agent for the benefit of the Secured Parties holds a first priority, perfected security interest, in Cash Equivalents pursuant to the written instructions of the Borrower. All investments may, at the option of the Agent, be made in the name of the Agent or a nominee of the Agent and in a manner that preserves the Borrower’s ownership of, and the Agent’s perfected first priority Lien on, such investments. All income received from such investments shall accrue for the benefit of the Borrower and shall be credited (promptly upon receipt by the Agent) to a Deposit Account or Securities Account, in which the Agent for the benefit of the Secured Parties holds a first priority, perfected security interest. The Borrower will only direct the Agent to make investments in which the Agent can obtain a first priority, perfected security interest, and the Borrower hereby agrees to execute promptly any documents which may be required to implement or effectuate the provisions of this Section.

Section 5.02.     Liability. The Agent shall have no responsibility to the Borrower for any loss or liability arising in respect of the investments in the Deposit Accounts or Securities Accounts in which the Agent for the benefit of the Secured Parties holds a first priority, perfected security interest (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability is found to be based on the Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.

Article 6

Remedial Provisions

Section 6.01.     Certain Matters Relating to Receivables.

(a)     At any time during the continuance of an Event of Default, the Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. The Agent shall endeavor to provide the Borrower with notice at or about the time of such verifications, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedy or the Agent’s rights hereunder.

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(b)     The Agent hereby authorizes each Grantor to collect such Grantor’s Receivables and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder. If requested in writing by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Secured Parties only as provided in Section 6.04 and (ii) until so turned over, shall be held by such Grantor in trust for the Agent and the Secured Parties, segregated from other funds of such Grantor.

(c)     At the Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including without limitation, all original orders, invoices and shipping receipts.

Section 6.02.     Communications with Obligors: Grantors Remain Liable.

(a)     The Agent in its own name or in the name of others may after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)     Upon the written request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts, as the case may be, have been assigned to the Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Agent.

(c)     Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating thereto, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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Section 6.03.     Proceeds to Be Turned Over to Agent. In addition to the rights of the Agent and the Secured Parties specified in Section 6.01 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, upon written request from the Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if requested). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All such Proceeds while held by the Agent in a Collateral Account (or by such Grantor in trust for the Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.04.

Section 6.04.     Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Agent’s election, subject to any Collateral Agency Agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement, the Agent may apply all or any part of the Collateral, whether or not held in the Deposit Accounts, the Securities Accounts or any other Collateral Account, in payment of the Secured Obligations in the order set forth in the Credit Agreement.

Section 6.05.     Code and Other Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without prior demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any prior notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of remedies in the proceeding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Agent’s rights hereunder. The Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.05, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements as provided in Section 9.04 of the Credit Agreement, to the payment in whole or in part of the Secured Obligations, in such order as is provided in Section 7.03 of the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any prior notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

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The Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Article 6 conducted in accordance with the requirements of applicable laws and provided such sale shall not have resulted from the gross negligence, willful misconduct or fraud of the Agent. Each Grantor hereby waives any claims against the Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement. Each Grantor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, nor shall the Agent be liable or accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Section 6.06.     Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Agent, all Indebtedness owing to it by the Borrower or any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

Section 6.07.     Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Secured Party to collect such deficiency (which shall be limited to one (1) counsel, at any given time, to the Agent and one (1) additional counsel for all other Secured Parties taken as a whole, and if reasonably necessary, one (1) local counsel, at any given time, to the Agent in each relevant jurisdiction and one (1) additional local counsel for all other Secured Parties taken as a whole in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions).

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Article 7

The Agent

Section 7.01.     Agent’s Appointment as Attorney-in-fact, Etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of such Grantor, without prior notice to or assent by such Grantor, to do any or all of the following:

(i)     following the occurrence of an Event of Default, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)     in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantors relating thereto or represented thereby;

(iii)      pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)     execute, in connection with any sale provided for in Section 6.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

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(v)     (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), through the world for such term or terms, on such conditions, in such manner, as the Agent (in its discretion or at the direction of the Required Lenders) shall determine is necessary; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights in the preceding clause (a), provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)     If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)     The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 7.01, together with, if past due, interest thereon at a rate per annum equal to the interest rate applicable at such time to Base Rate Loans, from the date when due to the Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Agent upon not less than five (5) Business Days’ notice.

(d)     Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 7.02.     Duty of Agent. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Neither the Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Secured Parties hereunder are solely to protect the Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Agent or any Secured Party to exercise any such powers. The Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

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Section 7.03.     Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as required by applicable law to perfect the security interests of the Agent under this Agreement. Each Grantor authorizes the Agent to use the collateral description “all personal property” or “all assets” in any such financing statements.

Section 7.04.     Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Article 8

Miscellaneous

Section 8.01.     Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Credit Agreement. For the avoidance of doubt, the Borrower and the Agent may, without the consent of the Lenders, enter into amendments or other modifications of this Agreement or any other Collateral Document (including by entering into any Collateral Agency Agreement or any other new or supplemental agreements) to the extent contemplated by Section 9.01 of the Credit Agreement.

Section 8.02.     Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.02 of the Credit Agreement.

Section 8.03.     No Waiver by Course of Conduct; Cumulative Remedies. Neither the Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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Section 8.04.     Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay, indemnify against or reimburse each Secured Party and the Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Agent and the Secured Parties.

(b)     Each Grantor agrees to pay, and to save the Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)     Each Grantor agrees to pay, and to save the Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.04 of the Credit Agreement except those resulting from the Agent’s or any Secured Party’s willful misconduct or gross negligence.

(d)     The agreements in this Section 8.04 shall survive repayment of the Secured Obligations, termination of the Loan Documents and resignation or removal of the Agent.

Section 8.05.     Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent and the Secured Parties and their successors and assigns; provided that except as permitted by the Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

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Section 8.06.     Set-off. Each Grantor hereby irrevocably authorizes the Agent and each other Secured Party at any time and from time to time while an Event of Default has occurred and is continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such other Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Agent or such other Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Agent or such other Secured Party hereunder and claims of every nature and description of the Agent or such other Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document, as the Agent or such other Secured Party may elect, whether or not the Agent or any other Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each other Secured Party shall endeavor to notify the Borrower promptly of any such set-off and the application made by the Agent or such other Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each other Secured Party under this Section 8.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such other Secured Party may have.

Section 8.07.     Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8.08.     Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.09.     Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 8.10.     Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any Secured Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

Section 8.11.     Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.12.     Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.02 or at such other address of which the Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 8.13.     Acknowledgments. Each Grantor hereby acknowledges that:

(a)     it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)     neither the Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)     no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and

(d)     the Agent may at any time and from time to time appoint a collateral agent to maintain any of the Collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as the Agent may desire; and the Agent may appoint itself, any affiliate or a third party as the collateral agent, and all reasonable costs of the collateral agent shall be borne by the Grantors;

Section 8.14.     Additional Grantors. Each Restricted Subsidiary (as defined in the Credit Agreement) of Holdings shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement, substantially in the form of Exhibit B hereto.

Section 8.15.     Releases. (a) Upon the indefeasible payment in full of all outstanding Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.

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(b)     All or a portion of the Collateral shall be released from the Liens created hereby, and a Grantor may be released from its obligations hereunder, in each case pursuant to and as provided in Section 8.08 of the Credit Agreement. At the request and sole expense of such Grantor, upon the Agent’s receipt of the documents required by Section 8.08 of the Credit Agreement, the Agent shall deliver to such Grantor any Collateral held by the Agent hereunder, and execute and deliver to such Grantor such documents as the Grantor shall reasonably request to evidence such termination or release.

Section 8.16.     Waiver of Jury Trial. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.17.     Control Agreements. In connection with each agreement made at any time pursuant to Sections 9-104 or 8-106 of the Uniform Commercial Code among the Agent, any one or more Grantors, and any depository financial institution or issuer of uncertificated mutual fund shares or other uncertificated securities and any other Person party thereto, the Agent shall not deliver to any such depository or issuer, instructions directing the disposition of the deposit or uncertificated fund shares or other securities unless an Event of Default has occurred and is continuing at such time.

Section 8.18.     Agent Privileges, Powers and Immunities. In the performance of its obligations, powers and rights hereunder, the Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Agent under the Credit Agreement. The Agent shall take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement in accordance with, and subject to, the Credit Agreement. Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, the Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the Agent hereunder shall not be construed as duties. The Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it in good faith.

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IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

Secured Party:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Signature Page to Security Agreement

K. HOV IP, II, INC.
By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto
By:
Name:
Title:

Signature Page to Security Agreement

SCHEDULE A – LIST OF ENTITIES1

1 To be updated.

SCHEDULE B

COMMERCIAL TORT CLAIMS2

2 To be updated.

SCHEDULE C

ACTIONS REQUIRED TO PERFECT

1.

With respect to each Grantor organized under the laws of the state of Arizona as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Arizona Secretary of State.

2.

With respect to each Grantor organized under the laws of the state of California as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the California Secretary of State.

3.

With respect to each Grantor organized under the laws of the state of Delaware as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Delaware Secretary of State.

4.

With respect to each Grantor organized under the laws of the District of Columbia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the District of Columbia Recorder of Deeds.

5.

With respect to each Grantor organized under the laws of the state of Florida as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Florida Secured Transaction Registry.

6.

With respect to each Grantor organized under the laws of the state of Georgia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

7.

With respect to each Grantor organized under the laws of the state of Illinois as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Illinois Secretary of State.

8.

With respect to each Grantor organized under the laws of the state of Kentucky as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Kentucky Secretary of State.

9.

With respect to each Grantor organized under the laws of the state of Maryland as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Maryland State Department of Assessments and Taxation.

10.

With respect to each Grantor organized under the laws of the state of Minnesota as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Minnesota Secretary of State.

11.

With respect to each Grantor organized under the laws of the state of New Jersey as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the New Jersey Division of Commercial Recording.

12.

With respect to each Grantor organized under the laws of the state of New York as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the New York Secretary of State.

13.

With respect to each Grantor organized under the laws of the state of North Carolina as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the North Carolina Secretary of State.

14.

With respect to each Grantor organized under the laws of the state of Ohio as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Ohio Secretary of State.

15.

With respect to each Grantor organized under the laws of the state of Pennsylvania as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Pennsylvania Secretary of the Commonwealth.

16.

With respect to each Grantor organized under the laws of the state of South Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the South Carolina Secretary of State.

17.

With respect to each Grantor organized under the laws of the state of Texas as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Texas Secretary of State.

18.

With respect to each Grantor organized under the laws of the state of Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Virginia State Corporation Commission.

19.

With respect to each Grantor organized under the laws of the state of West Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the West Virginia Secretary of State.

20.

With respect to the Securities Accounts and the Deposit Accounts (other than the Excluded Accounts), the bank with which such Securities Account and such Deposit Account are maintained agreeing that it will comply with instructions originated by the Agent directing disposition of the funds in such Securities Account and such Deposit Account without further consent of the relevant Grantor; provided that the Grantors shall not be required to deliver any such agreements on the Closing Date, but will deliver such agreements as soon as commercially reasonable thereafter, but in no event later than 90 days following the Closing Date.

21.

With respect to each Grantor that owns registered or applied for Intellectual Property, the filing of an Intellectual Property Security Agreement that identifies such Grantor’s registered and applied for Trademarks, Patents and Copyrights with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

22.

With respect to the Pledged Collateral (as defined in the Pledge Agreement) constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Agent in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.

EXHIBIT A

Form of Intellectual Property Security Agreement

TRADEMARK / PATENT / COPYRIGHT SECURITY AGREEMENT

This Trademark / Patent / Copyright Security Agreement (the “Agreement”), dated as of [_______], [____] is made by [     ], a [     ] (the “Grantor”) in favor of Wilmington Trust, National Association, as Agent (as defined below) for the benefit of itself, the Secured Parties (as defined below).

WHEREAS, the Borrower, Holdings and each of the other Guarantors party thereto have entered into the Credit Agreement dated as of [●] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with Wilmington Trust, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto;

WHEREAS, the Borrower, Holdings, the Guarantors party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein) have entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 and the Borrower, Holdings, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee (as defined therein) and Notes Collateral Agent (as defined therein), Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent have entered into the Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017 (as the same may be amended, supplemented, amended or restated or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”);

WHEREAS, the Agent is entering into the Joinder to the Amended and Restated Intercreditor Agreement dated as of the date hereof, pursuant to which the Agent becomes party to the Amended and Restated Intercreditor Agreement for the benefit of itself and the Lenders.

WHEREAS, the Loans constitute First-Lien Indebtedness under the Amended and Restated Intercreditor Agreement;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes Holdings, the Borrower’s parent company, and each other Grantor;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the borrowing of Loans; and

WHEREAS, pursuant to and under the Credit Agreement and the Security Agreement dated as of [_], 2018 (the “Security Agreement”) among the Grantors party thereto (together with any other entity that may become a party thereto) and the Administrative Agent, in its capacity as collateral agent (in such capacity, the “Agent”), the Grantor has agreed to enter into this Agreement in order to grant a security interest to the Agent in certain Intellectual Property as security for such loans and other obligations as more fully described herein; and

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.     Defined Terms. Except as otherwise expressly provided herein, (i) capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Security Agreement and (ii) the rules of construction set forth in Section 1. 2 of the Credit Agreement and the comparable provisions of any other Loan Documents shall apply to this Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).

2.     To secure the full payment and performance of all Secured Obligations, the Grantor hereby grants to the Agent a security interest in the entire right, title and interest of such Grantor in and to all of its [Trademark/Patent/Copyrights], including those set forth on Schedule A; provided, however, that notwithstanding any of the other provisions set forth in this Section 2 (and notwithstanding any recording of the Agent’s Lien made in the U.S. Patent and Trademark Office, U.S. Copyright Office, or other registry office in any other jurisdiction), this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in any United States “intent-to-use” trademark or service mark applications unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent-to-use” trademark or service mark applications under applicable federal Law. After such period and after such evidence of use has been filed and accepted, the Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral. The Agent agrees that, at the Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only upon receipt of an Officer’s Certificate or an Opinion of Counsel to that effect.

3.     The Grantor covenants and warrants that:

(a)     To the knowledge of the Grantor, on the date hereof, all material Intellectual Property owned by the Grantor is valid, subsisting and unexpired, has not been abandoned and does not, to the knowledge of the Grantor, infringe the intellectual property rights of any other Person;

(b)     The Grantor is the owner of each item of Intellectual Property listed on Schedule A, free and clear of any and all Liens or claims of others except for the Permitted Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except as permitted pursuant to this Agreement or as permitted by the Credit Agreement and any other applicable Loan Documents;

4.     The Grantor agrees that, until all of the Secured Obligations shall have been indefeasibly satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with the Grantor’s obligations under this Agreement, without the Agent’s prior written consent which shall not be unreasonably withheld except that the Grantor may license technology in the ordinary course of business without the Agent’s consent to suppliers and customers to facilitate the manufacture and use of the Grantor’s products.

5.     The Agent shall have, in addition to all other rights and remedies given it by this Agreement and those rights and remedies set forth in the Security Agreement and the Credit Agreement and any other applicable Loan Documents, those allowed by applicable Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Intellectual Property may be located and, without limiting the generality of the foregoing, solely if an Event of Default has occurred and is continuing, the Agent may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to the Grantor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in a city that the Agent shall designate by notice to the Grantor, the whole or from time to time any part of the Intellectual Property, or any interest which the Grantor may have therein and, after deducting from the proceeds of sale or other disposition of the Intellectual Property all expenses (including fees and expenses for brokers and attorneys), shall apply the remainder of such proceeds toward the payment of the Secured Obligations as the Agent, in its sole discretion, shall determine. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to the Grantor. Notice of any sale or other disposition of the Intellectual Property shall be given to the Grantor at least ten (10) days before the time of any intended public or private sale or other disposition of the Intellectual Property is to be made, which the Grantor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permissible under applicable Law, purchase the whole or any part of the Intellectual Property sold, free from any right of redemption on the part of the Grantor, which right is hereby waived and released. The Agent shall endeavor to provide the Grantor with notice at or about the time of the exercise of remedies in the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the Agent’s rights hereunder.

6.      All of the Agent’s rights and remedies with respect to the Intellectual Property, whether established hereby, by the Security Agreement or by the Credit Agreement or any other applicable Loan Documents or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently. In the event of any irreconcilable inconsistency in the terms of this Agreement and the Security Agreement, the Security Agreement shall control.

7.      The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

8.      The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, provided, however, that except as permitted by the Credit Agreement and any other applicable Loan Documents, the Grantor may not assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void.

9.      This Agreement and the rights and obligations of the parties under this agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York.

10.     The Grantor (i) hereby irrevocably submits to the nonexclusive general jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Agreement or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 13 hereof or at such other address of which the Agent shall have been notified pursuant thereto and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Secured Party’s right to bring any suit, action or other proceeding against the Grantor or any of any of the Grantor’s assets or to serve process on the Grantor by any means authorized by Law.

11.     This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.     THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY A JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

13.     All notices, requests and demands to or upon the Agent or the Grantor shall be effected in the manner provided for in Section 9.02 of the Credit Agreement and the related provisions of any other applicable Loan Documents.

14.     In the performance of its obligations, powers and rights hereunder, the Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Agent under the Credit Agreement and the other applicable Loan Documents. The Agent shall be entitled to refuse to take or refrain from taking any discretionary action or exercise any discretionary powers set forth in the Security Agreement unless it has received with respect thereto written direction of the Borrower or Required Lenders in accordance with the Credit Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the Agent hereunder shall not be construed as duties. The Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it in good faith.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the undersigned has caused this Trademark / Patent / Copyright Security Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:
Name: Title:

Grantor: [Name of Grantor]

By:
Name: Title:

Signature Page to Security Agreement

Schedule A

EXHIBIT B

Form of Joinder Agreement

This JOINDER AND ASSUMPTION AGREEMENT is made ___________ by ___________________________, a __________________________ (the “New Grantor”).

Reference is made to (i) the Credit Agreement dated as of [●] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), each of the other Guarantors party thereto, each of the Lenders party thereto and Wilmington Trust, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), (ii) the Joinder to the Credit Agreement dated [__] pursuant to which the New Grantor became party to the Credit Agreement as a Guarantor, (iii) the Security Agreement dated as of [●] by each of the Grantors (as defined therein) in favor of the Administrative Agent, in its capacity as collateral agent (in such capacity, the “Agent”) for the benefit of itself and the Lenders (as the same may be modified, supplemented, amended or restated, the “Security Agreement”), (iv) the Pledge Agreement dated as of [●] by each of the Pledgors (as defined therein) in favor of the Agent for the benefit of itself and the Lenders (as the same may be modified, supplemented, amended or restated, the “Pledge Agreement”), (v) the Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 among the Borrower, Holdings, the guarantors party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein) and the Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017 among the Borrower, Holdings, the subsidiary guarantors named therein, Wilmington Trust, National Association, as Trustee (as defined therein) and Notes Collateral Agent (as defined therein), Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent (as the same may be amended, supplemented, amended or restated or otherwise modified from time to time, collectively the “Amended and Restated Intercreditor Agreement”); and (vi) the Joinder to the Amended and Restated Intercreditor Agreement dated [●], pursuant to which the Administrative Agent became party to the Amended and Restated Intercreditor Agreement for the benefit of itself and the Lenders party to the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Credit Agreement or the Security Agreement or, if not defined therein, the Pledge Agreement.

The New Grantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Grantor under the Security Agreement and the Amended and Restated Intercreditor Agreement and a Pledgor under the Pledge Agreement and agrees that from the date hereof until the payment in full of the Secured Obligations and the performance of all other obligations of the Borrower under the Loan Documents, New Grantor has assumed the obligations of a Grantor and Pledgor under, and New Grantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of, the Security Agreement, the Pledge Agreement, and each of the other Loan Documents which are stated to apply to or are made by a Grantor. Without limiting the generality of the foregoing, the New Grantor hereby represents and warrants that each of the representations and warranties set forth in the Security Agreement and the Pledge Agreement is true and correct as to New Grantor on and as of the date hereof as if made on and as of the date hereof by New Grantor.

New Grantor hereby makes, affirms, and ratifies in favor of the Secured Parties and the Agent, the Security Agreement, the Pledge Agreement and each of the other Loan Documents given by the Grantors to the Agent. In furtherance of the foregoing, New Grantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Joinder Agreement (including, for the avoidance of doubt, the actions described in Section 10.04 of the Credit Agreement).

New Grantor has attached hereto Schedule 1 that supplements Schedules 1(a), 2(b), 2(c), 4, 5(a), and 5(b) to the Perfection Certificate and certifies, as of the date hereof, that the supplemental information set forth therein has been prepared by the New Grantor in substantially the form of the equivalent Schedules to the Perfection Certificate, and is complete and correct in all material respects.

IN WITNESS WHEREOF, the New Grantor has duly executed this Joinder Agreement and delivered the same to the Agent for the benefit of the Secured Parties, as of the date and year first written above.

[NAME OF NEW GRANTOR]

By:____________________________

Title:__________________________

Schedule 13

3 Schedules 1(a), 2(b), 2(c), 4, 5(a) and 5(b) of the Perfection Certificate to be updated as necessary.

EXHIBIT C

FORM OF PERFECTION CERTIFICATE

[Please see attached.]

EXHIBIT J-2

Form of PLEDGE AGREEMENT

[See attached.]

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of [●] (as restated, amended, modified or supplemented from time to time, the “Agreement”), is given by K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), each of the undersigned parties listed on SCHEDULE A hereto AND EACH OF THE OTHER PERSONS AND ENTITIES THAT BECOME BOUND HEREBY FROM TIME TO TIME BY JOINDER, ASSUMPTION OR OTHERWISE (together with the Borrower and Holdings, each a “Pledgor” and collectively the “Pledgors”), as a Pledgor of the equity interests in the Companies (as defined herein), as more fully set forth herein, to WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent in its capacity as collateral agent (in such capacity, the “Agent”), for the benefit of itself and the Lenders.

WHEREAS, the Borrower, Holdings, and each of the other Pledgors have entered into the Credit Agreement dated as of [●] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with Wilmington Trust, National Association, as Administrative Agent, and the Lenders from time to time party thereto;

WHEREAS, the Borrower, Holdings, the Guarantors party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein) have entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 and the Borrower, Holdings, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee (as defined therein) and Notes Collateral Agent (as defined therein), Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent have entered into the Joinder to the Amended and Restated Intercreditor Agreement dated as of July 27, 2017 (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”);

WHEREAS, the Administrative Agent is entering into the Joinder to the Amended and Restated Intercreditor Agreement dated as of the date hereof, pursuant to which the Agent becomes party to the Amended and Restated Intercreditor Agreement for the benefit of itself and the Lenders.

WHEREAS, the Loans constitute First-Lien Indebtedness under the Amended and Restated Intercreditor Agreement;

WHEREAS, in connection with the Credit Agreement, the Pledgors are required to execute and deliver this Agreement to secure their obligations with respect to the Credit Agreement and the Loans; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.     Defined Terms.

(a)     Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including the recitals above) shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) that are defined in Article 8 or Article 9 of the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”), and are not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein.

(b)     “Agreement” shall mean this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c)      “Collateral” shall have the meaning ascribed to such term in Article 2 of the Security Agreement.

(d)     “Company” shall mean individually each Restricted Subsidiary, and “Companies” shall mean, collectively, all Restricted Subsidiaries.

(e)     “Guarantors” shall mean the collective reference to each Pledgor other than the Borrower.

(f)     “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

(g)     “Loan Document” shall mean collectively (a) the Credit Agreement and the Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Loan Document described in clause (a) above evidencing or governing any Secured Obligations as the same may be amended, restated or otherwise modified from time to time.

(h)     “Margin Stock” shall have the meaning specified in Section 4(a).

(i)     “Official Body” shall mean any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

(j)     “Perfection Certificate” shall mean with respect to any Pledgor, a certificate substantially in the form of Schedule C to the Security Agreement, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Pledgor.

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(k)     “Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company and K. Hovnanian JV Holdings, L.L.C. owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, and (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof; provided, however, that notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in, and the Pledged Collateral shall not include, (A) any property or assets constituting “Excluded Property” (as defined in the Credit Agreement) or (B) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions). The Agent agrees that, at any Pledgor’s reasonable request and expense, it will provide such Pledgor confirmation that the assets described in this paragraph are in fact excluded from the Pledged Collateral during such limited period only upon receipt of an Officers’ Certificate and an Opinion of Counsel to that effect. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements (including if the Loans were “Securities” under the Securities Act) of the Borrower, any Guarantor or K. Hovnanian JV Holdings, L.L.C., then the capital stock or other securities of the Borrower, such Guarantor or K. Hovnanian JV Holdings, L.L.C., as applicable, shall automatically be deemed released and not to be and not to have been part of the Pledged Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Lender upon the Agent’s receipt of a written authorization from the Borrower stating that such amendment is permitted hereunder, which the Agent shall be entitled to conclusively rely upon, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Pledged Collateral.

(l)     “Secured Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Loan Obligations of the Loan Parties under the Loan Documents include the obligation to pay principal, interest, charges, expenses, fees, Attorney Costs indemnities and other amounts payable by any Loan Party under any Loan Document.

(m)     “Secured Parties” shall mean, collectively, the Administrative Agent, the Agent, the Mortgage Tax Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05 of the Credit Agreement.

(n)     “Security Agreement” shall mean the Security Agreement dated as [●] among the Borrower, Holdings and the Grantors party thereto and the Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

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(o)     “Security Documents” shall have the meaning specified in Section 3.

2.     Grant of Security Interests.

(a)     To secure on a first priority perfected basis the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Secured Obligations, in full, each Pledgor hereby grants to the Agent a continuing first priority security interest under the Code in and hereby pledges to the Agent, in each case for its benefit and the ratable benefit of the Secured Parties, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral, whether now or hereafter existing and wherever located.

(b)     Upon the execution and delivery of this Agreement, each Pledgor shall deliver to the Agent (or with a Person designated by the Agent to hold the Pledged Collateral on behalf of the Agent) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers or similar transfer documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to the Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

3.     Further Assurances.

Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time, each Pledgor (in its capacity as a Pledgor and in its capacity as a Company) shall execute and deliver to the Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) as may be required under applicable law to perfect and continue perfecting and to create and maintain the first priority status of the Agent’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor authorizes the Agent to record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints the Agent (and any of the Agent’s officers or employees or agents designated by the Agent) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which, pursuant to applicable law, must be executed, filed, recorded or sent in order to perfect or continue perfecting the Agent’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid, in cash, in full.

4.     Representations and Warranties.

Each Pledgor hereby, jointly and severally, represents and warrants to the Agent as follows:

(a)     The Pledged Collateral of such Pledgor does not include Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;

(b)     The Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than Permitted Liens;

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(c)     The capital stock, shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral of such Pledgor have been duly authorized and validly issued to such Pledgor, are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interests or partnership interests of each Company;

(d)     Upon the completion of the filings and other actions specified on Schedule B attached hereto, the security interests in the Pledged Collateral granted hereunder by such Pledgor shall be valid, perfected and of first priority, subject to the Lien of no other Person (other than Permitted Liens);

(e)     There are no restrictions upon the transfer of the Pledged Collateral (other than restrictions that have been waived pursuant to Section 24 hereof) and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any Lien (other than Permitted Liens) and without obtaining the consent of any other Person;

(f)     Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

(g)     This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

(h)     Neither the execution or delivery by each Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which any Pledgor or any of its property is subject or any provision of any material agreement or instrument to which Pledgor is a party or by which such Pledgor or any of its property is bound;

(i)     Each Pledgor’s exact legal name is as set forth on such Pledgor’s signature page hereto;

(j)     The jurisdiction of incorporation, formation or organization, as applicable, of each Pledgor is as set forth on Schedule 1(a) and Schedule 1(b) to the Perfection Certificate;

(k)     Such Pledgor’s chief executive office is as set forth on Schedule 2(a) to the Perfection Certificate; and

(l)     All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents (if any) evidencing ownership of each of the Companies and the organizational documents of each of the Companies, and no shareholder, voting, or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, partnership interest or other intangible ownership interest in any limited liability company or partnership constituting Pledged Collateral is a “security” within the meaning of and subject to Article 8 of the Code, except pursuant to Section 5(f) hereof; and the organizational documents of each Company contain no restrictions (other than restrictions that have been waived pursuant to Section 24 hereof) on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

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5.     General Covenants.

Each Pledgor, jointly and severally, hereby covenants and agrees as follows:

(a)     Each Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and each Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Agent;

(b)     Each Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect, in any material respect, any Pledgor’s title to, or the Agent’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the prior written consent of the Agent, such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral;

(c)     The books and records of each of the Pledgors and Companies, as applicable, shall disclose the Agent’s security interest in the Pledged Collateral;

(d)     To the extent, following the date hereof, any Pledgor acquires capital stock, shares, securities, member interests, partnership interests, investment property and other ownership interests of any of the Companies or any other Restricted Subsidiary or any of the rights, property or securities, shares, capital stock, member interests, partnership interests, investment property or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any other Restricted Subsidiary, all such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Agent; and each Pledgor thereupon, in confirmation thereof, shall promptly deliver all such securities, shares, capital stock, member interests, partnership interests, investment property and other ownership interests (to the extent such items are certificated), to the Agent, together with undated stock powers or other similar transfer documents, and all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement and any other documents as the Agent may request related thereto;

(e)     Each Pledgor shall notify the Agent in writing within thirty (30) calendar days after any change in any Pledgor’s chief executive office address, legal name, or state of incorporation, formation or organization; and

(f)     During the term of this Agreement, no Pledgor shall permit or cause any Company which is a limited liability company or a limited partnership to (and no Pledgor (in its capacity as Company) shall) issue any certificates evidencing the ownership interests of such Company or elect to treat any ownership interests as securities that are subject to Article 8 of the Code unless such securities are immediately delivered to the Agent upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof.

6.     Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Agent, at its option and at the expense of the Pledgors, may, subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement, (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Agent or any Affiliate of the Agent, on deposit or otherwise, belonging to any Pledgor, as the Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

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7.     Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies, in each case subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement:

(a)     The Agent may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests, investment property or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

(b)     The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Agent has made all deductions of expenses, including, without limitation, reasonable attorneys’ fees and disbursements as provided in Section 9.05 of the Credit Agreement, and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Agent’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as provided in the Credit Agreement. The Agent shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to this Section 7 conducted in accordance with the requirements of applicable laws and provided such sale shall not have resulted from the gross negligence, willful misconduct or fraud of the Agent. Each Pledgor hereby waives any claims against the Agent and the other Secured Parties arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement. Each Pledgor hereby agrees that in respect of any sale of any of the Pledged Collateral pursuant to the terms hereof, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, nor shall the Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

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8.     Agent’s Duties.

The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of itself and the Lenders) in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9.     Additional Pledgors.

It is anticipated that additional persons may from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom will be required to join this Agreement as a Pledgor hereunder to the extent that such new Subsidiary is required to become a Guarantor under the Credit Agreement and owns equity interests in any other Person that is a Restricted Subsidiary. It is acknowledged and agreed that such new Subsidiaries of the Borrower or a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to the Agent a Supplemental Guarantee (in the form of Exhibit I to the Credit Agreement) and a Joinder Agreement in the form of Exhibit B to the Security Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor, and each Pledgor hereby consents thereto.

10.     No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law, rule or regulation and the Agent may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Agent’s power.

11.     Waivers.

Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

(i)     All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligation; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Loan Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

8

(ii)     Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Agent, the Administrative Agent, the Lenders or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance; and

(iii)     Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Agent, the Administrative Agent or the Lenders (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Agent, the Administrative Agent or the Lenders to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

12.     Assignment.

All rights of the Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, that no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

13.     Severability.

Any provision (or portion thereof) of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).

14.     Governing Law.

This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York, except to the extent the Law of the State of New York provides for perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are to be governed by the law of a jurisdiction other than the State of New York.

9

15.     Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be given or made as set forth in Section 9.02 of the Credit Agreement, and the Pledgors (in their capacity as Pledgors and in their capacity as Companies) shall simultaneously send to the Agent any notices such Pledgor or such Company delivers to each other regarding any of the Pledged Collateral.

16.     Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the Agent hereunder and under the other Loan Documents, because the Agent’s remedies at law for failure of any Pledgor to comply with the provisions hereof relating to the Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications any Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which any Pledgor has appointed the Agent its attorney-in-fact, and (v) to enforce the Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

17.     Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. At any time and from time to time, after and during the continuation of an Event of Default, no Pledgor shall be permitted to exercise any of its respective voting and other consensual rights whatsoever pertaining to the Pledged Collateral or any part thereof; provided, however, in addition to the other rights with respect to the Pledged Collateral granted to the Agent, the Administrative Agent and the Lenders for the benefit of itself and the Lenders, hereunder, at any time and from time to time, after and during the continuation of an Event of Default and subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement, the Agent may exercise any and all voting and other consensual rights of each and every Pledgor pertaining to the Pledged Collateral or any part thereof. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise by Agent of the voting or other consensual rights of such Pledgor pertaining to the Pledged Collateral, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of Agent’s rights or remedies hereunder. Without limiting the generality of the foregoing and in addition thereto, Pledgors shall not vote to enable, or take any other action to permit, any Company to: (i) issue any other ownership interests of any nature or to issue any other securities, investment property or other ownership interests convertible into or granting the right to purchase or exchange for any other ownership interests of any nature of any such Company, except as permitted by the Credit Agreement; or (ii) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Agent to sell, assign or transfer any of the Pledged Collateral without the Agent’s prior written consent, except as permitted by the Credit Agreement.

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18.     Consent to Jurisdiction.

Each Pledgor (as a Pledgor and as a Company) hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Schedule 9.02 of the Credit Agreement or at such other address of which the Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

19.     Waiver of Jury Trial.

EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR (AS A PLEDGOR AND AS A COMPANY), EACH OF THE COMPANIES AND THE AGENT, ON BEHALF OF ITSELF, THE ADMINISTRATIVE AGENT AND THE LENDERS, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

20.     Entire Agreement; Amendments.

(a)     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor to the Agent.

(b)     Except as expressly provided in (i) Section 9.01 of the Credit Agreement, (ii) Section 9 with respect to additional Pledgors, (iii) Section 21 with respect to the release of Pledgors and Companies, (iv) Section 10.03 of the Credit Agreement and (v) Section 8.01 of the Security Agreement, this Agreement may not be amended or supplemented except by a writing signed by the Agent and the Pledgors.

11

21.     Automatic Release of Related Collateral and Equity.

At any time after the initial execution and delivery of this Agreement to the Agent, the Pledgors and their respective Pledged Collateral and the Companies and K. Hovnanian JV Holdings, L.L.C. may be released from this Agreement in accordance with and pursuant to Section 10.03 of the Credit Agreement. No notice of such release of any Pledgor or such Pledgor’s Pledged Collateral shall be required to be given to any other Pledgor and each Pledgor hereby consents thereto.

22.     Counterparts; Telecopy Signatures.

This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document folio” (“pdf”)) transmission to the Agent of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

23.     Construction.

The rules of construction contained in Section 1.02 of the Credit Agreement apply to this Agreement.

24.     Waiver of Restrictions.

Each Pledgor agrees that any restriction on transfer (if any) of the Pledged Collateral contained in the organizational documents to which such Pledgor is a party, is hereby waived, and further agrees that any such restriction does not apply to the grant of security interest made hereunder or to any transfer of the Pledged Collateral to a Secured Party or any third party in connection with an exercise of remedies hereunder.

25.     Agent Privileges, Powers and Immunities.

In the performance of its obligations, powers and rights hereunder, the Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Administrative Agent under the Credit Agreement. The Agent shall take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement in accordance with, and subject to, the Credit Agreement. Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, the Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the Agent hereunder shall not be construed as duties. The Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it in good faith.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:
Name: Title:

[Signature Page to Pledge Agreement]

Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name: Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name: Title:

K. HOV IP, II, INC.

By:
Name: Title:

ON BEHALF OF EACH OTHER ENTITY NAMED IN SCHEDULE A HERETO

By:
Name: Title:

[Signature Page to Pledge Agreement]

A-1

SCHEDULE A – LIST OF ENTITIES1

1 To be updated.

B-1

SCHEDULE B

Actions to Perfect

1.

With respect to each Pledgor organized under the laws of the state of Arizona as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Arizona Secretary of State.

2.

With respect to each Pledgor organized under the laws of the state of California as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the California Secretary of State.

3.

With respect to each Pledgor organized under the laws of the state of Delaware as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Delaware Secretary of State.

4.

With respect to each Pledgor organized under the laws of the District of Columbia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the District of Columbia Recorder of Deeds.

5.

With respect to each Pledgor organized under the laws of the state of Florida as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Florida Secured Transaction Registry.

6.

With respect to each Pledgor organized under the laws of the state of Georgia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

7.

With respect to each Pledgor organized under the laws of the state of Illinois as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Illinois Secretary of State.

8.

With respect to each Pledgor organized under the laws of the state of Kentucky as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Kentucky Secretary of State.

9.

With respect to each Pledgor organized under the laws of the state of Maryland as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Maryland State Department of Assessments and Taxation.

10.

With respect to each Pledgor organized under the laws of the state of Minnesota as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Minnesota Secretary of State.

11.

With respect to each Pledgor organized under the laws of the state of New Jersey as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New Jersey Division of Commercial Recording.

B-2

12.

With respect to each Pledgor organized under the laws of the state of New York as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New York Secretary of State.

13.

With respect to each Pledgor organized under the laws of the state of North Carolina as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the North Carolina Secretary of State.

14.

With respect to each Pledgor organized under the laws of the state of Ohio as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Ohio Secretary of State.

15.

With respect to each Pledgor organized under the laws of the state of Pennsylvania as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Pennsylvania Secretary of the Commonwealth.

16.

With respect to each Pledgor organized under the laws of the state of South Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the South Carolina Secretary of State.

17.

With respect to each Pledgor organized under the laws of the state of Texas as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Texas Secretary of State.

18.

With respect to each Pledgor organized under the laws of the state of Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Virginia State Corporation Commission.

19.

With respect to each Pledgor organized under the laws of the state of West Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the West Virginia Secretary of State.

20.

With respect to the Pledged Collateral constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Agent in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.

EXHIBIT K

Form of SUPPLEMENTAL GUARANTEE

SUPPLEMENTAL GUARANTEE

dated as of __________, ____

among

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.,

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Administrative Agent

THIS [          ] SUPPLEMENTAL GUARANTEE (this “[         ] Supplemental Guarantee”), entered into as of __________, ____, among K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), Hovnanian Enterprises, Inc., a Delaware corporation (“Holdings”), [list each new guarantor and its jurisdiction of incorporation] (each an “Undersigned”) and Wilmington Trust, National Association, a national banking association, as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, Holdings, the other Guarantors party thereto and the Administrative Agent entered into a credit agreement, dated as of January 29, 2018 (the “Credit Agreement”);

WHEREAS, in consideration of the extensions of credit made pursuant to the Credit Agreement, Holdings agreed pursuant to the Credit Agreement to cause any newly acquired or created Restricted Subsidiaries (other than any Excluded Subsidiary) to provide Guarantees.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

Section 2. Each Undersigned, by its execution of this [ ] Supplemental Guarantee, agrees to be a Guarantor under the Credit Agreement and to be bound by the terms of the Credit Agreement applicable to Guarantors, including, but not limited to, Article X thereof.

Section 3. This [ ] Supplemental Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. This [ ] Supplemental Guarantee may be signed in various counterparts which together shall constitute one and the same instrument.

Section 5. This [ ] Supplemental Guarantee is an amendment supplemental to the Credit Agreement and the Credit Agreement and this [ ] Supplemental Guarantee shall henceforth be read together.

Section 6. The Administrative Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Guarantee or for or in respect of the Recitals contained herein, all of which are made solely by the Borrower, Holdings and each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this [         ] Supplemental Guarantee to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

[GUARANTOR]

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT L

Form of NOTE PURCHASE AGREEMENT

[See attached]

NOTE PURCHASE AGREEMENT

by and among

K. HOVNANIAN ENTERPRISES, INC.,

as Issuer

HOVNANIAN ENTERPRISES, INC.,

as Parent Guarantor,

THE OTHER GUARANTORS PARTY HERETO

and

THE PURCHASERS PARTY HERETO

[ ]

ARTICLE I DEFINED TERMS		2
1.01	Defined Terms	2
1.02	Terms Generally	5
1.03	Times of Day	5

ARTICLE II SALE AND PURCHASE OF THE ADDITIONAL 10.5% NOTES		5
2.01	Authorization, Purchase and Sale of the Additional 10.5% Notes	5

ARTICLE III TERMS OF THE 10.5% NOTES		6
3.01	Indenture	6

ARTICLE IV CLOSING; CONDITIONS		6
4.01	Closing	6
4.02	Closing Conditions	6

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND HOVNANIAN		8
5.01	Good Standing of the Issuer, Hovnanian and its Subsidiaries	8
5.02	Capital Stock	8
5.03	Indenture	8
5.04	The Additional 10.5% Notes and the Additional Guarantees	8
5.05	Collateral Documents	9
5.06	Absence of Further Requirements	9
5.07	Absence of Defaults and Conflicts Resulting from the Transactions	9
5.08	Authorization of this Agreement	9
5.09	Environmental Laws and ERISA	10
5.10	Financial Statements	10
5.11	Investment Company Act	10
5.12	Regulations T,U,X	10
5.13	Sanctions	10
5.14	Class of Securities Not Listed	10
5.15	No Registration	11
5.16	No General Solicitation; No Directed Selling Efforts	11
5.17	Accounting Controls	11

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS		11
6.01	Nature of Purchase	11
6.02	No Registration	12
6.03	Power and Authority	12
6.04	Authorization	12
6.05	No Conflicts	12
6.06	Governmental Consents	12
6.07	Information	13
6.08	Investment Experience	13
6.09	Source of Funds	13

i

ARTICLE VII COVENANTS		14
7.01	Mortgage Amendments	14

ARTICLE VIII EXPENSES		14
8.01	Expenses	14

ARTICLE IX MISCELLANEOUS		14
9.01	Amendments, Consents and Waivers	14
9.02	Notices	14
9.03	Binding Effect; Counterparts	15
9.04	Successors and Assigns	15
9.05	Applicable Law	16
9.06	Entire Agreement	16
9.07	Severability	16
9.08	Headings	17
9.09	Several Obligations of the Purchasers	17
9.10	No Personal Liability	17

Schedules

Schedule I – Schedule of Guarantors

Schedule II – Schedule of Purchasers

Schedule III – Closing Date Collateral Documents

Exhibits

Exhibit A – Indenture, dated as of July 27, 2017, and any supplemental indenture thereto as of the Closing Date

Exhibit B – Form of Supplemental Indenture

Exhibit C – Form of Confirmation and Acknowledgment (Amended and Restated Intercreditor Agreement and Second Amended and Restated Mortgage Tax Collateral Agency Agreement)

Exhibit D – Form of Confirmation and Acknowledgment (Collateral Agency Agreement)

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NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of [ ], by and among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware Corporation (“Hovnanian” or the “Parent Guarantor”), the other guarantors listed on Schedule I hereto (each a “Subsidiary Guarantor” and, together with the Parent Guarantor, the “Guarantors”), and each of the other persons listed on the signature pages attached hereto (each a “Purchaser” and together, the “Purchasers”).

Reference is made to that certain Indenture, dated as of July 27, 2017 (as amended and supplemented to the date hereof, the “Existing 10.5% Notes Indenture”), among the Issuer, Hovnanian, as guarantor, the other guarantors party thereto, and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), under which the 10.000% Senior Secured Notes due 2022 and 10.500% Senior Secured Notes due 2024 (the “Existing 10.5% Notes”) were issued.

W I T N E S E T H

WHEREAS, the Issuer has previously issued and sold $400,000,000 aggregate principal amount of the Issuer’s Existing 10.5% Notes on July 27, 2017 pursuant to the Existing 10.5% Notes Indenture;

WHEREAS, pursuant to that certain Commitment Letter, dated as of December 28, 2017, by and among the Issuer, Hovnanian and GSO Capital Partners LP (“GSO”), on behalf of itself and certain funds managed, advised or sub-advised by it (the “Commitment Letter”), GSO on its behalf and on behalf of the Purchasers has agreed, among other things, to purchase, upon the terms and subject to the conditions set forth therein and herein, $25,000,000 aggregate principal amount of the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Additional 10.5% Notes” and, together with the Existing 10.5% Notes, the “10.5% Notes”);

WHEREAS, the Issuer has duly authorized an additional issuance of the Additional 10.5% Notes;

WHEREAS, the Additional 10.5% Notes shall be “Additional Notes” as defined in and for all purposes under the Existing 10.5% Notes Indenture; and

WHEREAS, the Issuer and each of the Guarantors has duly authorized the execution and delivery of this Agreement and the supplemental indenture to the Existing 10.5% Notes Indenture (the “Additional 10.5% Notes Supplemental Indenture”) in the form attached hereto as Exhibit B, in connection with sale and issuance of the Additional 10.5% Notes and the Additional Guarantees (as defined below) to the Purchasers.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

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ARTICLE I

DEFINED TERMS

1.01     Defined Terms. For the purposes of this Agreement, the following terms have the meanings set forth below.

“10.5% Notes” shall have the meaning set forth in the preamble to this Agreement.

“Additional Collateral Documents” means (i) the Acknowledgment and Confirmation (Amended and Restated Intercreditor Agreement and Second Amended and Restated Mortgage Tax Collateral Agency Agreement), substantially in the form attached hereto as Exhibit C, (ii) Acknowledgment and Confirmation (Collateral Agency Agreement), substantially in the form attached hereto as Exhibit D and (iii) the Mortgage Amendments.

“Additional Guarantees” means the guarantees of the Additional 10.5% Notes provided by the Guarantors pursuant to the Indenture.

“Additional 10.5% Notes” shall have the meaning set forth in the preamble to this Agreement.

“Additional 10.5% Notes Supplemental Indenture” has the meaning set forth in the preamble to this Agreement.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Amended and Restated Intercreditor Agreement” shall mean the Amended and Restated Intercreditor Agreement, dated as of September 8, 2016, by and among Hovnanian, the Issuer, each other guarantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein), among others, together with the Joinder to the Amended and Restated Intercreditor Agreement, dated as of July 27, 2017, among the Issuer, Hovnanian, the subsidiary guarantors named therein, Wilmington Trust, National Association, as Trustee and Collateral Agent, Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means any day that is not a Saturday, a Sunday, or a day on which banks are required or permitted to be closed in the City of New York.

“Closing” shall have the meaning set forth in Section 4.01.

“Closing Date” shall have the meaning set forth in Section 4.01.

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“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.

“Collateral” shall have the meaning set forth in the Collateral Documents.

“Collateral Agent” shall have the meaning set forth in the preamble to this Agreement.

“Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of July 27, 2017 among the Issuer, Hovnanian, Wilmington Trust, National Association, as Collateral Agent and Wilmington Trust, National Association as the Collateral Agent (as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Documents” means, collectively, the Existing Collateral Documents and the Additional Collateral Documents.

“Commitment Letter” shall have the meaning set forth in the preamble to this Agreement.

“DTC” shall have the meaning set forth in Section 4.01(a).

“Enforceability Exceptions” shall have the meaning set forth in Section 5.03.

“Environmental Laws” shall have the meaning set forth in Section 5.09.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Existing Collateral Documents” means the documents set forth on Schedule IIIA and Schedule IIIB hereto.

“Existing 10.5% Notes” shall have the meaning set forth in the preamble to this Agreement.

“Existing 10.5% Notes Indenture” shall have the meaning set forth in the preamble to this Agreement.

“Existing Mortgages” shall mean the Mortgages with respect to which the Issuer is advised by its local counsel in the jurisdiction where such Mortgages are recorded that no further action is necessary to secure the Additional 10.5% Notes by the properties subject to such Mortgages.

“GAAP” means generally accepted accounting principles in the United States of America.

“Guarantees” means the guarantees provided by the Guarantors pursuant to the Indenture, including the Additional Guarantees.

“Guarantors” shall have the meaning set forth in the preamble to this Agreement.

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“Historical Financial Statements” shall have the meaning set forth in Section 5.10.

“Indenture” shall mean the Existing 10.5% Notes Indenture, as amended and supplemented as of the date hereof and by the Additional 10.5% Notes Supplemental Indenture.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Issuer” shall have the meaning set forth in the preamble to this Agreement.

“Lien” shall have the meaning set forth in Section 5.02.

“Material Adverse Effect” shall have the meaning set forth in Section 5.07.

“Mortgage Amendments” shall have the meaning set forth in Section 7.01.

“Mortgages” shall mean mortgages, deeds of trust and deeds securing the 10.5% Notes.

“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control.

“Permitted Liens” shall have the meaning given in the Indenture.

“Person” shall have the meaning set forth in Section 5.13.

“Public Filings” means Hovnanian’s annual report on Form 10-K for the most recently completed fiscal year, each subsequently filed quarterly report on Form 10-Q and current report on Form 8-K and all other documents filed by Hovnanian with the SEC since the beginning of the most recently completed fiscal year under Section 13(a), 13(c), 14 and 15(d) of the Exchange Act on or prior to the Closing Date.

“Purchaser(s)” shall have the meaning set forth in the preamble to this Agreement.

“Purchase Price” shall have the meaning set forth in Section 2.01.

“QIBs” means a qualified institutional buyer as defined in rule 144A under the Securities Act.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Sanctions” shall have the meaning set forth in Section 5.13.

“Sanctioned Country” shall have the meaning set forth in Section 5.13.

“SEC” means the United States Securities and Exchange Commission.

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“Second Amended and Restated Mortgage Tax Collateral Agency Agreement” means the Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017, among the Issuer, Hovnanian, each other guarantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent (as defined therein), Wilmington Trust, National Association, as Collateral Agent and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement, dated as of July 27, 2017, by and among the Issuer, Hovnanian, the guarantors named therein, and Wilmington Trust, National Association, as collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Transaction Documents” shall have the meaning set forth in Section 5.06.

“Trustee” shall have the meaning set forth in the preamble to this Agreement.

1.02     Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement unless the context shall otherwise require. All references herein to Articles, Sections, paragraphs, clauses, subclauses, Exhibits and Schedules shall be deemed references to Articles, Sections, paragraphs, clauses and subclauses of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

1.03     Times of Day. Unless otherwise specified, all references herein to times of day shall be references to United States Eastern time (daylight or standard, as applicable).

ARTICLE II

SALE AND PURCHASE OF THE ADDITIONAL 10.5% NOTES

2.01     Authorization, Purchase and Sale of the Additional 10.5% Notes. On the basis of the representations, warranties, covenants and agreements and subject to the terms and conditions set forth herein, the Issuer agrees to issue and sell to the Purchasers, and subject to the conditions set forth herein, each of the Purchasers agrees, severally and not jointly, to purchase from the Issuer, the aggregate principal amount of the Additional 10.5% Notes set forth opposite its name on Schedule II hereto at a purchase price (the “Purchase Price”), for each $1,000 principal amount of Additional 10.5% Notes, that would imply a yield to maturity equal to (a) the volume weighted average yield to maturity (calculated based on the yield to maturity during the thirty (30) calendar day period ending on one Business Day prior to the Closing Date, “VWAY”) for the 10.5% Notes, minus (b) 0.50% (the “Required Yield”). Illustrative calculation of the Purchase Price is attached as Schedule IV hereto. The obligations of the Purchasers to purchase and pay for the Additional 10.5% Notes hereunder are several and not joint and no Purchaser shall have any liability to any Person (as defined below) for the performance or non-performance by any other Purchaser in connection therewith; provided, however, that if any Purchaser defaults on its obligation to purchase the Additional 10.5% Notes that it has agreed to purchase hereunder, the Issuer shall have the right to terminate this Agreement without any liability on its or the Guarantors’ part or the part of the non-defaulting Purchasers. Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Issuer, the Guarantors or any non-defaulting Purchaser for damages caused by its default.

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ARTICLE III

TERMS OF THE 10.5% NOTES

3.01     Indenture. The Additional 10.5% Notes shall be issued pursuant to, and be issued as Global Notes (as defined in the Indenture) and be in the form prescribed by, the Indenture.

ARTICLE IV

CLOSING; CONDITIONS

4.01     Closing. The closing of the purchase and sale of the Additional 10.5% Notes described in Section 2.01 (the “Closing”) shall take place at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 at 10:00 a.m. New York City time on January 15, 2019 (or such later date within 5 Business Days as mutually agreed by the parties working in good faith) (the time and date of such closing are called the “Closing Date”). At the Closing:

(a)     the Issuer shall deliver, or cause to be delivered, to the Purchasers one or more certificates in global form for the Additional 10.5% Notes, in each case, for the account of such Purchaser or its designated member at The Depository Trust Company (the “DTC”) in the principal amount (in minimum denominations of $2,000 and $1,000 principal amount in excess thereof) set forth opposite the name of such Purchaser on Schedule II against payment by each Purchaser identified on Schedule II by wire transfer of immediately available funds to an account designated by the Issuer in writing at least three Business Days prior to the Closing Date, the amount payable set forth opposite the name of such Purchaser on Schedule II; and

(b)     the Issuer shall deliver to the Purchasers the other instruments and documents required to be delivered to them pursuant to the provisions of Section 4.02.

4.02     Closing Conditions. The obligation of each Purchaser to purchase the Additional 10.5% Notes on the Closing Date is subject at the time of the making of such purchase solely to the satisfaction or waiver in accordance with Section 9.01 of the following conditions:

(a)     Representations and Warranties. The representations and warranties set forth in this Agreement (other than Section 5.09, Section 5.10 and Section 5.17) shall be true and correct in all material respects as of the Closing Date; provided that to the extent any such representations and warranties are qualified by “materiality,” “Material Adverse Effect” or similar language, such representations and warranties (after giving effect to any qualification therein) are true and correct in all respects as of the Closing Date.

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(b)     Additional 10.5% Notes Supplemental Indenture. The Purchasers (or their counsel) shall have received duly executed copies of the Additional 10.5% Notes Supplemental Indenture.

(c)     Legal Opinions. The Purchasers shall have received on the Closing Date an opinion of (i) Simpson Thacher & Bartlett LLP, counsel for the Issuer and the Parent Guarantor, dated as of the Closing Date and consistent in all material respects with the opinion delivered to the initial purchasers in connection with the purchase of the Existing 10.5% Notes and (ii) Michael Discafani, Vice-President, Corporate Counsel and Secretary of the Issuer and the Parent Guarantor, dated as of the Closing Date and consistent in all material respects with the opinion delivered to the initial purchasers in connection with the purchase of the Existing 10.5% Notes.

(d)     Closing Certificates. The Purchasers shall have received a certificate of each of the Issuer and the Guarantors, dated the Closing Date and executed by their respective Secretary or Assistant Secretary, consistent in all material respects with the certificate delivered to the initial purchasers in connection with the purchase of the Existing 10.5% Notes.

(e)     Compliance Certificate. The Purchasers shall have received a certificate, signed by the chief executive officer, the president, any vice president or the chief financial officer of Hovnanian, dated the Closing Date, stating that the conditions specified in this Section 4.02 have been fulfilled.

(f)     Performance. The Issuer and each Guarantor have performed and complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied pursuant to this Agreement at or prior to the Closing Date, in each case in all material respects.

(g)     Collateral Documents. On the Closing Date, (i) the Existing Collateral Documents shall remain in full force and effect at such time and the Purchasers shall have received a copy of the Existing Collateral Document set forth on Schedule IIIA hereto, (ii) the Additional Collateral Documents other than the Mortgage Amendments shall have been executed by the parties thereto, and (iii) the Purchasers shall have received copies of the Existing Collateral Documents set forth on Schedule IIIB hereto.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND HOVNANIAN

The Issuer and Hovnanian, jointly and severally, represent and warrant to, and agree with each Purchaser that as of the Closing Date:

5.01     Good Standing of the Issuer, Hovnanian and its Subsidiaries. Each of the Issuer, Hovnanian and the Subsidiary Guarantors has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization.

5.02     Capital Stock. All outstanding shares of capital stock of the Issuer and Hovnanian have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights, except, for the avoidance of doubt, with respect to the Rights Plan of Hovnanian, as described in the Public Filings. All of the outstanding shares of capital stock of each of Hovnanian’s direct and indirect subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and such shares that are owned by Hovnanian are owned by Hovnanian, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a “Lien”) other than Liens securing obligations (A) as described in the Public Filings and (B) Permitted Liens.

5.03     Indenture. The Existing 10.5% Notes Indenture has been duly authorized, executed and delivered by the Issuer and each Guarantor, and the Additional 10.5% Notes Supplemental Indenture has been duly authorized by the Issuer and each Guarantor. When the Additional 10.5% Notes Supplemental Indenture has been duly executed and delivered by the Issuer and each Guarantor, and, assuming that the Indenture is a valid and binding obligation of the Trustee and the Collateral Agent, the Indenture will be, a valid and binding agreement of the Issuer and each Guarantor, enforceable against the Issuer and each Guarantor in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”).

5.04     The Additional 10.5% Notes and the Additional Guarantees. The Additional 10.5% Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Issuer. When the Additional 10.5% Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Additional 10.5% Notes will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Issuer, enforceable in accordance with their terms except as the enforceability thereof may be limited by the Enforceability Exceptions. Each Additional Guarantee to be endorsed on the Additional 10.5% Notes by each Guarantor has been duly authorized by such Guarantor; when the Additional 10.5% Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Additional Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

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5.05     Collateral Documents. Each of the Existing Collateral Documents (to the extent applicable) has been duly authorized, executed and delivered by the Issuer (if it is a party thereto) and the applicable Guarantors that are parties thereto; on the Closing Date, the Additional Collateral Documents to be entered into on the Closing Date will have been duly executed and delivered by the Issuer (if it is a party thereto) and each Guarantor that is a party thereto; and the Collateral Documents constitute or will constitute, as applicable, valid and binding obligations of the Issuer and Guarantors parties thereto, enforceable in accordance with their respective terms except as the enforceability thereof may be limited by the Enforceability Exceptions. The Collateral Documents, after giving effect to the Additional Collateral Documents, create valid and perfected security interests in or mortgage liens on the Collateral to which they relate, subject to no prior Liens other than Permitted Liens.

5.06     Absence of Further Requirements. The execution, delivery and performance of this Agreement, the Additional 10.5% Notes Supplemental Indenture, the Additional 10.5% Notes, the Additional Guarantees and the Additional Collateral Documents (collectively, the “Transaction Documents”) by the Issuer and each of the Guarantors, as applicable, will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency except for (i) such filings as may be required under the securities or Blue Sky laws of the various states and (ii) the recording of any Mortgage Amendments, and any other filing or recording as may be necessary to perfect the interest in the Collateral pursuant to the Collateral Documents.

5.07     Absence of Defaults and Conflicts Resulting from the Transactions. The execution, delivery and performance of the Transaction Documents by the Issuer and each of the Guarantors, as applicable, compliance by the Issuer and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of the charter, by-laws or other organizational documents of the Issuer or any Guarantor, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuer or Hovnanian and its subsidiaries, taken as a whole, to which the Issuer or the Guarantors is a party or by which the Issuer or the Guarantors or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuer, Hovnanian or any of its subsidiaries or their respective property, or (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Issuer, Hovnanian or any of its subsidiaries is a party or by which the Issuer, Hovnanian or any of its subsidiaries or their respective property is bound, other than as contemplated by the Transaction Documents, except in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, defaults, liens, charges, encumbrances, impositions, terminations, suspensions or revocations that would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of Hovnanian and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

5.08     Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Issuer, Hovnanian and each other Guarantor and is the legal, valid and binding obligation of the Issuer, Hovnanian and each other Guarantor, enforceable against the Issuer, Hovnanian and each other Guarantor in accordance with the terms hereof except as the enforceability thereof may be limited by the Enforceability Exceptions.

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5.09     Environmental Laws and ERISA. Except as disclosed in the Public Filings, neither the Issuer, Hovnanian nor any of its subsidiaries has (i) violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), and, to the knowledge of the Issuer and Hovnanian, there are no pending or threatened liabilities relating to Environmental Laws or (ii) violated any provisions of ERISA, except, in each case, for such violations or liabilities, as the case may be, which, singly or in the aggregate, would not have a Material Adverse Effect.

5.10     Financial Statements. The historical financial statements, together with related notes, included in Hovnanian’s annual reports on Form 10-K for the latest completed fiscal year prior to the Closing Date (collectively, the “Historical Financial Statements”), (1) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be disclosed therein) and (2) present fairly the consolidated financial position, results of operations and changes in financial position of Hovnanian and its subsidiaries, on the basis stated therein and at the respective dates or for the respective periods to which they apply.

5.11     Investment Company Act. Each of the Issuer and the Guarantors is not and, after giving effect to the sale of the Additional 10.5% Notes and the application of the net proceeds thereof, will not be, an “investment company,” as such term is defined in the Investment Company Act.

5.12     Regulations T,U,X. Neither the Issuer nor any Guarantor nor their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance and sale of the Additional Notes to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

5.13     Sanctions. (c) Neither the Issuer or Hovnanian and its subsidiaries, nor any director or officer thereof, nor, to the Issuer’s or Hovnanian’s knowledge, any employee or agent of the Issuer or Hovnanian and its subsidiaries, is an individual or entity (“Person”) that is, or is 50% or more owned by one or more Persons that is: (A) the target of any sanctions administered or enforced by OFAC (“Sanctions”), or (B) located, organized or resident in Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and

(ii)     The Issuer will not, directly or indirectly, use the proceeds of the sale of the Additional 10.5% Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person for the purpose of funding or facilitating any activities or business of or with any Person in any Sanctioned Country.

5.14     Class of Securities Not Listed. When the Additional 10.5% Notes and the Additional Guarantees are issued and delivered pursuant to this Agreement, none of the Additional 10.5% Notes or the Additional Guarantees will be of the same class (within the meaning of Rule 144A) as any security of the Issuer or Hovnanian that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

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5.15     No Registration. No registration under the Securities Act of the Additional 10.5% Notes or the Additional Guarantees is required for the sale of the Additional 10.5% Notes and the Additional Guarantees to the Purchasers in the manner contemplated by this Agreement, assuming the accuracy of the Purchasers’ representations and warranties and agreements set forth in Article VI hereof; and it is not necessary to qualify an indenture in respect of the 10.5% Notes under the Trust Indenture Act of 1939, as amended.

5.16     No General Solicitation; No Directed Selling Efforts. Neither the Issuer, nor any Guarantor, nor any of their respective affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Additional 10.5% Notes or any security of the same class or series as the Additional 10.5% Notes, (ii) has offered or will offer or sell the Additional 10.5% Notes (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) or (B) by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S or (iii) has, directly or indirectly, solicited any offer to buy, sold, or offered to sell any security which is or would be integrated with the sale of the Additional 10.5% Notes in a manner that would require the Additional 10.5% Notes to be registered under the Securities Act.

5.17     Accounting Controls. The Issuer and Hovnanian and its subsidiaries (i) maintain systems of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and Hovnanian’s internal control over financial reporting is effective in all material respects to perform the functions for which it was established and Hovnanian is not aware of any material weaknesses in its internal control over financial reporting.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally for itself only and not with respect to any other Purchaser, hereby represents and warrants to the Issuer and each of the Guarantors that:

6.01     Nature of Purchase. It is acquiring the Additional 10.5% Notes for investment, solely for its own account (or for the account of those for whom or for which, as the case may be, it is acting as investment advisor, sub-advisor, manager or in a similar capacity) and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable securities laws. Such Purchaser will not resell, transfer, assign or distribute the Additional 10.5% Notes acquired by it, except in compliance with this Agreement, the registration requirements of the Securities Act, and applicable state securities laws or pursuant to an available exemption therefrom.

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6.02     No Registration. Such Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Additional 10.5% Notes will not be registered under the Securities Act or any applicable state securities laws and may not be resold unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser further understands that the exemption from registration afforded by Rule 144 depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser acknowledges that the Issuer is relying on the representations and warranties of such Purchaser in this Article VI and such Purchaser agrees to notify any subsequent purchaser of the Additional 10.5% Notes from it of the resale restrictions referred to herein, as applicable. Such Purchaser, also acknowledges that there is no established public market for the Additional 10.5% Notes and there can be no assurance that there will be any public market for the Additional 10.5% Notes in the foreseeable future. Each Purchaser acknowledges that the Additional 10.5% Notes shall bear legends upon issuance and as and when required by the Indenture.

6.03     Power and Authority. Such Purchaser has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

6.04     Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part. This Agreement is the legally valid and binding obligation of it and enforceable against it in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

6.05     No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser, compliance by such Purchaser with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of the charter, by-laws or other organizational documents of such Purchaser, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to such Purchaser, to which such Purchaser is a party or by which such Purchaser or its respective property is bound, or (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Purchaser or its property, except in the case of clauses (ii) and (iii), for such conflicts, breaches or defaults that would not, singly or in the aggregate, have a material adverse effect on such Purchaser’s ability to perform its obligations under this Agreement.

6.06     Governmental Consents. The execution, delivery and performance by it of this Agreement do not and will not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, assuming the accuracy of the representations of the Issuer and Hovnanian in Article V hereof and the Purchasers’ representations in Article VI hereof, other than any filings with the SEC required to be made by the Issuer and Hovnanian.

12

6.07     Information. Such Purchaser acknowledges that (a) it has conducted its own investigation of the Issuer, Hovnanian and its subsidiaries and the terms of the Additional 10.5% Notes and the Additional Guarantees, (b) it has had access to such financial and other information as it deems necessary to make its decision to purchase the Additional 10.5% Notes and the Additional Guarantees, (c) it has been offered the opportunity to ask questions of the Issuer, Hovnanian and its subsidiaries and received answers thereto, as it deemed necessary in connection with the decision to purchase the Additional 10.5% Notes and the Additional Guarantees and (d) it has not relied on the advice of, or any representations by, any third party in making such decision.

6.08     Investment Experience. Each Purchaser is an “Accredited Investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and a “Qualified Institutional Buyer” (as such term is defined in Rule 144A promulgated under the Securities Act). It is a sophisticated institutional investor and its knowledge and experience in financial and business matters is such that it, together with the assistance of professional and legal advisors of its choosing, is capable of evaluating the merits and risks of an investment in the Additional 10.5% Notes. Such Purchaser acknowledges that no representations, express or implied, are being made with respect to the Issuer and Hovnanian, the Additional 10.5% Notes or otherwise, other than those expressly set forth herein. In making its decision to purchase the Additional 10.5% Notes, such Purchaser has relied upon the information and representations referred to in the preceding sentence and independent investigations made by such Purchaser and, to the extent believed by such Purchaser to be appropriate, such Purchaser’s representatives, including such Purchaser’s own professional, tax and other advisors, but otherwise has not relied upon on any person or entity (including any of the Issuer and Hovnanian’s advisors) in its evaluation and decision with respect to the purchase of the Additional 10.5% Notes. Such Purchaser and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Issuer and Hovnanian and their respective representatives concerning the terms and conditions of the purchase of the Additional 10.5% Notes.

6.09     Source of Funds. The source of funds to be used by such Purchaser to pay the Purchase Price does not include assets of (i) any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of Title I of ERISA, (ii) any plan, individual retirement account or arrangement that constitutes a “plan” within the meaning of Section 4975(e)(1) of the Code subject to Section 4975 of the Code, (iii) any other entity the assets of which are deemed to be “plan assets” of employee benefit plans or plans for purposes of Department of Labor regulation Section 2510.3-101, as modified by Section 3(42) of ERISA or (iv) an arrangement subject to provisions under state, local, non-U.S. or other laws or regulations that are substantially similar to Section 406 of ERISA or Section 4975 of the Code which could cause such assets to constitute the assets of any US state, local or non-U.S. governmental plan.

13

ARTICLE VII
COVENANTS

7.01     Mortgage Amendments. If Issuer is advised by its local counsel in a jurisdiction where Mortgages are recorded that further action is necessary to secure the Additional 10.5% Notes, then the Issuer shall deliver to the Collateral Agent an amendment to any such Mortgage in accordance with the requirements under the Additional 10.5% Notes Supplemental Indenture (each, a “Mortgage Amendment” and, collectively, the “Mortgage Amendments”).

ARTICLE VIII

EXPENSES

8.01     Expenses. Each party hereto understands and agrees that it shall be responsible for its own fees and expenses incurred in connection with the transactions contemplated by this Agreement, including the fees and expenses of its counsel and other representatives engaged by it in connection with the transactions contemplated hereby.

ARTICLE IX

MISCELLANEOUS

9.01     Amendments, Consents and Waivers. This Agreement and any provision hereof may not be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Issuer, the Guarantors and the Purchasers.

9.02     Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or electronic mail, as follows:

If to the Issuer and/or any Guarantor:

K. Hovnanian Enterprises, Inc.

c/o Hovnanian Enterprises, Inc.
110 West Front Street, P.O. Box 500
Red Bank, New Jersey 07701
Attention: Corporate Counsel
Fax.: 732-383-2945
Email: mdiscafani@khov.com

with copies to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Marisa Stavenas
Fax: 212-455-2505
Email: mstavenas@stblaw.com

14

If to Purchasers:

c/o GSO Capital Partners LP
345 Park Ave

New York, NY 10154
Attention: Ryan Mollett and Jacob Gladstone
Email:   Ryan.Mollett@gsocap.com,

Jacob.Gladstone@gsocap.com and

GSOLegal@blackstone.com

with copies to (which shall not constitute notice):

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038
Attention: Kristopher M. Hansen, Jeffrey Lowenthal and Jonathan D. Canfield
Email: khansen@stroock.com

jlowenthal@stroock.com

jcanfield@stroock.com

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or electronic mail or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case, delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.02; provided, that if any fax or electronic mail is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

9.03     Binding Effect; Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Issuer, the Guarantors and each of the Purchasers, and when each such person shall have received counterparts hereof (including delivery via facsimile or by electronic mail in .pdf, .tif, or similar format) which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.

9.04     Successors and Assigns. All covenants, promises and agreements by or on behalf of the Issuer, Hovnanian or any Purchaser that are contained in this Agreement shall bind and inure to the benefit of their respective successors. Neither the Issuer, nor Hovnanian, nor any of the Purchasers shall assign or delegate any of their respective rights or duties hereunder without the prior written consent of the other party hereto, and any attempted assignment without such consent shall be null and void.

15

9.05     Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States of America located in the Southern District of New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or thereby in the Transaction Documents, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, and further agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herby or thereby in the Transaction Documents in any such New York State court or in any such Federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in any such court. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN THE TRANSACTION DOCUMENTS. FURTHERMORE, EACH PARTY WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

9.06     Entire Agreement. This Agreement, the Commitment Letter and the other Transaction Documents constitute the entire contract between the parties relative to sale of the Additional 10.5% Notes to the Purchasers. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Transaction Documents. Nothing in this Agreement or in the other Transaction Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Transaction Documents.

9.07     Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

16

9.08     Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

9.09     Several Obligations of the Purchasers. Except as otherwise provided for in this Agreement, the obligations of the Purchasers hereunder are several and no Purchaser shall be responsible for the obligations of any other Purchaser hereunder.

9.10     No Personal Liability. Notwithstanding anything to the contrary contained herein, it is expressly understood and the Purchasers expressly agree that nothing contained herein or in any other document contemplated hereby (whether from a covenant, representation, warranty or other provision herein or therein) shall create, or be construed as creating, any personal liability of any stockholder, director, officer, member, partner, manager or employee of Hovnanian, the Issuer and their respective subsidiaries (excluding any such person which is a Guarantor or other express obligor on the Additional 10.5% Notes) in such person’s capacity as such, with respect to (a) any payment obligation of Hovnanian, the Issuer or any of their subsidiaries, (b) any obligation of Hovnanian, the Issuer or any of their respective subsidiaries to perform any covenant, undertaking, indemnification or agreement, either express or implied, contained herein, (c) any representation or warranty contained herein, (d) any other claim or liability to the Purchasers under or arising under this Agreement or in any other document contemplated hereby, or (e) any credit extended or loan made; provided that nothing herein shall be deemed to be a waiver of claims arising from fraud.

* * * * * *

17

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

K. HOVNANIAN ENTERPRISES, Inc.

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOV IP, II, INC.

By:
Name:
Title:

On behalf of each other entity named in Schedule I hereto

By:
Name:
Title:

Note Purchase Agreement Signature Page

THE PURCHASERS[1]: [GSO CAPITAL PARTNERS LP]

By:
Name: Title:

[Purchaser]

By:
Name: Title:

[Purchaser]

By:
Name: Title:

1 To be updated.

Note Purchase Agreement Signature Page

SCHEDULE I

Schedule of Guarantors

[To be included at the Closing Date]

SCHEDULE II

Schedule of Purchasers

Purchaser	Principal Amount of Notes		Total Purchase Price
	$		$

	$		$

	$		$

Total		$25,000,000	$

SCHEDULE IIIA

Existing Collateral Documents

1. Second Amended and Restated Mortgage Tax Collateral Agency Agreement, including any joinders thereto on or prior to the date of this Agreement

2. Amended and Restated Intercreditor Agreement, including any joinders thereto on or prior to the date of this Agreement

3. Security Agreement, including any joinders thereto

4. Pledge Agreement, dated as of July 27, 2017, by and among the Issuer, Hovnanian, the guarantors named therein, and Wilmington Trust, National Association, as collateral agent, including any joinders thereto

5. Collateral Agency Agreement

6. Trademark Security Agreement, dated as of July 27, 2017, by and between K. HOV IP, II, Inc. and Wilmington Trust, National Association, as collateral agent and any additional intellectual property security agreements executed prior to the date of this Agreement

7. Control agreements in respect of Deposit Accounts (as defined in the Security Agreement) and Securities Accounts (as defined in the Security Agreement) except with respect to Excluded Accounts (as defined in the Security Agreement)

i

SCHEDULE IIIB

Existing Collateral Documents

1. Recorded UCC financing statements

2. Existing Mortgages

3. Confirmation of receipt of certificated securities by the applicable first lien collateral agent as of the date of this Agreement

i

SCHEDULE IV

Purchase Price Calculation

(For Illustrative Purposes Only)

Coupon	10.50%
Maturity	7/15/2024
Settlement Date	1/15/2019
Assumed VWAY[2]	8.00%
Less 50 bps	0.50%
Required Yield	7.50%
Price to attain Required Yield	113.320
Price per $1,000 principal amount of Additional 10.5% Notes	$1,133.20

[2]	Based on an assumed VWAY of 8.00% (for illustrative purposes only), the Required Yield (as defined in the Agreement) was 7.50%.

ii

EXHIBIT A

Indenture

See Exhibit 4(f) to Hovnanian’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017.

i

EXHIBIT B

Form of Additional 10.5% Notes Supplemental Indenture

ii

[●] SUPPLEMENTAL INDENTURE

dated as of January 15, 2019

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

____________________________

10.500% Senior Secured Notes due 2024

THIS [●] SUPPLEMENTAL INDENTURE (this “[●] Supplemental Indenture”), entered into as of January 15, 2019 (the “Additional Securities Issue Date”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), each of the other guarantors listed on Schedule I hereto (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) and Wilmington Trust, National Association, a national banking association, as Trustee (the “Trustee”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Issuer, the Company, the subsidiary guarantors party thereto, the Trustee and the Collateral Agent entered into an indenture, dated as of July 27, 2017 (as amended and supplemented to the date hereof, the “Indenture”), providing for the issuance of the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Notes”), initially in the aggregate principal amount of $400,000,000;

WHEREAS, the issuance and sale of Additional Notes in the aggregate principal amount of $25,000,000 (the “Additional Securities”) and the execution and delivery of this [●] Supplemental Indenture have been authorized by resolutions adopted by the Board of Directors of the Issuer and all things necessary to make this [●] Supplemental Indenture a valid agreement of the Issuer, in accordance with its terms, have been done, and the Issuer has done all things necessary to make the Additional Securities, when duly issued and executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer as hereinafter provided;

WHEREAS, the guarantees of the Additional Securities and the execution and delivery of this [●] Supplemental Indenture by the Company and the Subsidiary Guarantors have been duly authorized by the Boards of Directors of the Company and such Subsidiary Guarantors (or the ultimate managing member or sole member of such Subsidiary Guarantors, as applicable) and all things necessary to make this [●] Supplemental Indenture a valid agreement of each Guarantor, in accordance with its terms, have been done, and each Guarantor has done all things necessary to make the Guarantees of the Additional Securities when duly issued and executed by each Guarantor and when the Additional Securities have been authenticated and delivered by the Trustee, the valid obligation of such Guarantor as hereinafter provided;

WHEREAS, Sections 2.2 and 9.1 of the Indenture provide that the Issuer, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent are authorized to execute and deliver this [●] Supplemental Indenture to provide for the issuance of the Additional Securities without notice to or the consent of any Holder;

WHEREAS, the Issuer and the Company have complied with all conditions precedent provided for in the Indenture relating to this [●] Supplemental Indenture;

WHEREAS, the Additional Securities and the Notes shall vote together and shall be treated as a single class for all purposes under the Indenture (as supplemented by this [●] Supplemental Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase); and

WHEREAS, the Issuer and the Company have requested that the Trustee and the Collateral Agent execute and deliver this [●] Supplemental Indenture.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the holders of the Additional Securities as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The following terms relating to the Additional Securities are hereby established:

(a)     The aggregate principal amount of the Additional Securities that may be authenticated and delivered under this [●] Supplemental Indenture shall be $25,000,000.

(b)     The issue price of the Additional Securities shall be [●]%3 of the aggregate principal amount of the Additional Securities and the issuance date of the Additional Securities shall be the Issue Date. The date from which interest shall accrue on the Additional Securities shall be January 15, 2019.

(c)     The Additional Securities shall have the other terms set forth in the form of global note attached hereto as Exhibit A and shall be issued as one or more Global Notes.

(d)     The Additional Securities shall be considered Additional Notes issued pursuant to Section 2.2 of the Indenture.

Section 3. The Additional Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Additional Securities shall be executed on behalf of each of the Issuer, the Company and the Subsidiary Guarantors and authenticated by the Trustee pursuant to Section 2.2 of the Indenture.

Section 4. The Issuer and each Guarantor shall take all appropriate steps to cause the Liens on the Collateral to be perfected Pari Passu Liens (subject to Permitted Liens) with respect to the Additional Securities, pursuant to, and to the extent required by, the Security Documents and the Indenture as supplemented by this [●] Supplemental Indenture. [Without limiting the generality of the foregoing, within 145 days following the Additional Securities Issue Date, the Issuer and each Guarantor shall execute and deliver to the Trustee, and cause to be recorded, one or more mortgage amendments or modifications in any jurisdiction where local counsel in such jurisdiction advises that without recording amendments or modification in the real property records, the Additional Securities will not be secured by the existing mortgage(s) recorded in such jurisdiction. Neither the Trustee nor the Collateral Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest.

3 To be determined in accordance with the Note Purchase Agreement

Section 5. This [●] Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. This [●] Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 7. This [●] Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof) and the Indenture and this [●] Supplemental Indenture will henceforth be read together.

Section 8. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 9. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this [●] Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Subsidiary Guarantors.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this [●] Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

On behalf of each of the entities listed on Schedule I hereto

By:
Name:
Title:

[Signature page to [●] Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature page to [●] Supplemental Indenture]

SCHEDULE I

Subsidiary Guarantors

[To be provided at Closing Date]

S-1

EXHIBIT A

[FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED. TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1)     REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”),

(2)     AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, NOT TO OFFER, SELL, OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION (THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE); AND

(3)     AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTIONS” AND “UNITED STATES” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

K. HOVNANIAN ENTERPRISES, INC.

10.500% Senior Secured Notes Due 2024

CUSIP No.: 442488CE0

No. 144A-2	$25,000,000, or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto

K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto, on July 15, 2024.

Interest Rate:     10.500% per annum.

Interest Payment Dates: January 15 and July 15, commencing July 15, 2019.

Record Dates: January 1 and July 1.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated: [●]

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the 10.500% Senior Secured Notes Due 2024 described in the Indenture referred to in this Note.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

K. HOVNANIAN ENTERPRISES, INC.

10.500% Senior Secured Notes Due 2024

Capitalized terms used herein are used as defined in the Indenture referred to below unless otherwise indicated. References to “Notes” or “Note” herein refer to only the 10.500% Senior Secured Notes due 2024.

1.	Principal and Interest.

K. Hovnanian Enterprises, Inc. (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), a California corporation, promises to pay the principal of this Note on July 15, 2024.

The Issuer promises to pay interest on the principal amount of this Note (which represents Additional Notes) on each Interest Payment Date, as set forth on the face of this Note, at the rate of 10.500% per annum.

Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the January 1 or July 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing July 15, 2019.

Interest on this Note will accrue from the most recent date to which interest has been paid on this Note or the Note surrendered in exchange for this Note (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from January 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Paying Agent and Registrar.

Initially, Wilmington Trust, National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may change or appoint any Paying Agent, Registrar or co-Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

3.	Indenture; Liens; Guarantees.

This is one of the 10.500% Senior Secured Notes due 2024 issued under an Indenture dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Guarantors party thereto, the Trustee and the Collateral Agent. The terms of the Notes include those stated in the Indenture and only those expressly made part of the Indenture by reference to the Trust Indenture Act, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

i

The Notes are general obligations of the Issuer, secured by Liens on the Collateral as described in the Indenture and the Security Documents. The Indenture limits the original aggregate principal amount of the Notes issued thereunder to $400,000,000 but Additional Notes of the same series may be issued pursuant to the Indenture (subject to the conditions stated therein), and the originally issued Notes and all such Additional Notes vote together for all purposes as a single class. This Note is guaranteed by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.

Reference is hereby made to the Indenture for a statement of the respective rights, duties and obligations thereunder of the Issuer, the Guarantors, the Trustee, the Collateral Agent and the Holders.

4.	Optional Redemption; Redemption with Proceeds of Equity Offering.

(a)     The Issuer may, at its option, redeem the Notes, in whole, at any time, or in part, from time to time, prior to July 15, 2020, at a redemption price equal to the sum of:

(i)     100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date, if any (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date); plus

(ii)     the Make-Whole Amount.

The term “Make-Whole Amount” shall mean, in connection with any optional redemption of any Note, the excess, if any, of:

(i) the present value at such redemption date of (i) the redemption price of the Note at July 15, 2020 (such redemption price being set forth in the table appearing in 4(b) below) plus (ii) all required interest payments due on the Note through July 15, 2020 (excluding accrued but unpaid interest), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(ii) the principal amount of the Note being redeemed.

In no case shall the Trustee be responsible for calculating or determining the Make-Whole Amount.

“Treasury Rate” means, in connection with the calculation of any Make-Whole Amount with respect to any Note, as calculated by the Company, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity, as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source or similar market data), most nearly equal to the period from the redemption date to July 15, 2020; provided, however, that if the period from the redemption date to July 15, 2020 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to July 15, 2020 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

(b)     At any time and from time to time on or after July 15, 2020, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to the percentage of the principal amount set forth below for the period during which the redemption date falls plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date).

Period Commencing	Percentage
July 15, 2020	100.525%
July 15, 2021	102.625%
July 15, 2022 and thereafter	100.000%

(c)     At any time and from time to time prior to July 15, 2020, the Issuer may redeem Notes with the net cash proceeds received by the Issuer from any Equity Offering at a redemption price equal to 110.500% of the principal amount plus accrued and unpaid interest to, but excluding, the applicable redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date), in an aggregate principal amount for all such redemptions not to exceed 35% of the original aggregate principal amount of the Notes (including Additional Notes of the same series), provided that:

(i)     in each case the redemption takes place not later than 60 days after the closing of the related Equity Offering, and

(ii)     not less than 65% of the original aggregate principal amount of the Notes (including Additional Notes of the same series) remains outstanding immediately thereafter.

(d)     If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of a series validly tender and do not validly withdraw such Notes in a Change of Control Offer in connection with a Change of Control and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer as permitted by Section 4.12 of the Indenture, purchases of all of the Notes validly tendered and not validly withdrawn by such Holders, the Issuer or such third party shall have the right, upon not less than 10 nor more than 60 days’ prior notice to the Holders (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described in Section 4.12 of the Indenture, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

If fewer than all of the Notes are being redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, pro rata or such other method as the Trustee deems fair and appropriate in consultation with the Issuer, subject to applicable DTC procedures and compliance with the rules of any securities exchange on which the Notes may be listed.

Notes shall be redeemed in denominations of $2,000 principal amount or any multiple of $1,000 in excess thereof. Notices of any redemption may be given prior to the completion thereof, and may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related Equity Offering. If a redemption is subject to one or more conditions precedent, such notice shall describe each condition precedent.

If any Note is to be redeemed in part only, the notice of redemption that relates to that Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion of the original Note will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption. Any notice of redemption will be given in accordance with Article III of the Indenture.

5.	Repurchase Provisions.

If a Change of Control occurs, each Holder shall have the right, at such Holder’s option, to require the Issuer to purchase all or any part (equal to $2,000 principal amount or any multiple of $1,000 in excess thereof) of such Holder’s Notes on a date that is no later than 90 days after notice of the Change of Control, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase as provided in, and subject to the terms of, the Indenture.

6.	Mandatory Redemption.

There is no sinking fund for, or mandatory redemption of, the Notes.

7.	Discharge and Defeasance.

If the Issuer deposits with the Trustee money in U.S. dollars and/or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, interest and accrued interest on the Notes to redemption or maturity, as the case may be, the Issuer, the Company and the Guarantors may in certain circumstances be discharged from the Indenture, the Notes, the Guarantees and the Security Documents or may be discharged from certain of their obligations under certain provisions of the Indenture. In such circumstances, the Liens securing the Notes and the Guarantees will also be released.

8.	Registered Form; Denominations; Transfer; Exchange.

The Notes are in registered form only without coupons in denominations of $2,000 principal amount and any multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange any Note or certain portions of a Note.

9.	Persons Deemed Owners.

The registered Holder of this Note shall be treated as the owner of it for all purposes.

10.	Defaults and Remedies.

If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable immediately. If a bankruptcy or insolvency default with respect to the Issuer or the Company occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require reasonable indemnity or security satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies; provided, that for purposes of directing the Collateral Agent with respect to the Collateral under Section 5.4(b) of the Indenture, Holders of a majority in aggregate principal amount of the Notes and the Issuer’s 10.000% Senior Secured Notes due 2022 then outstanding shall vote, act and be treated together as a single series for purposes of Section 5.4(b) of the Indenture and the determination of such majority.

11.	Amendment, Supplement and Waiver.

Subject to certain exceptions, the Indenture, the Notes, the Guarantees and the Security Documents may be amended or supplemented, or future compliance therewith may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company, the Issuer, the Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent, as applicable, may amend or supplement the Indenture, the Notes, the Guarantees or the Security Documents to, among other things, cure any ambiguity, defect or inconsistency or if such amendment or supplement does not adversely affect the legal rights of any Holder. Without the consent of the Holders of at least 66⅔% in principal amount of the Notes, the Company, the Issuer, the Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent may not effect a release of all or substantially all of the Collateral other than pursuant to the terms of the Security Documents or as otherwise permitted under the Indenture.

12.	Trustee Dealings With Issuer.

The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates, with the same rights as if it were not Trustee; however, if it acquires any conflicting interest (as defined in the Trust Indenture Act), it must eliminate such conflict or resign.

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13.	No Recourse Against Others.

An incorporator, and any past, present or future director, officer, partner, employee or stockholder, as such, of the Issuer, the Company or the Guarantors shall not have any liability for any obligations of the Issuer, the Company or the Guarantors under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

14.	Governing Law.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

16.	Authentication.

This Note is not valid until the Trustee (or Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

The Issuer will furnish a copy of the Indenture to any Holder upon written request and without charge.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Social Security or Taxpayer Identification No.

Please print or typewrite name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer this Note on the books of the Issuer with full power of substitution in the premises.

Dated:_________________________________________	Signed:___________________________________________
(sign exactly as name appears on the other side of this Note)
Signature Guarantee[4]:__________________________________________________________

4 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to the Resale Restriction Termination Date (as defined in this Note), the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising in connection with the transfer and further as follows:

Check One

□     (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended, and certification in the form of Exhibit F to the Indenture is being furnished herewith.

□     (2) This Note is being transferred to a non-“U.S. Person,” as defined in Rule 902 of Regulation S under the Securities Act in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

or

□     (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished herewith which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Dated:____________________

Transferor

Signed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee5: _______________________________

By:_____________________________

(To be executed by an executive officer)

5 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have all of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, check the box: □

If you wish to have a portion of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, state the amount (in original principal amount) below:

$_____________________.

Date:____________

Your Signature:__________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee6: _____________________________

6 Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL NOTES

The following exchanges of a part of this Global Note for Certificated Notes or an interest in another Global Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee

[FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

GUARANTEE

The undersigned (the “Guarantors”) have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the “Guarantee”) (i) the due and punctual payment of the principal of and interest on the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Notes”), whether at maturity or on an Interest Payment Date, by acceleration or otherwise, on the Notes, to the extent lawful, and of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article VI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. This Guarantee is secured by Liens on the Collateral as described in the Indenture and the Security Documents.

No past, present or future stockholder, officer, director, employee, partner or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee evidenced hereby by reason of such person’s status as stockholder, officer, director, employee, partner or incorporator. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

Each Holder of a Note by accepting a Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

[List of guarantors to be provided at Closing Date]

By:
Name:
Title:Authorized Officer

This Guarantee relates to K. Hovnanian Enterprises, Inc.’s 10.500% Senior Secured Notes due 2024– CUSIP No.: 442488CE0

EXHIBIT C

Form of Confirmation and Acknowledgment

(Amended and Restated the Intercreditor Agreement and Second Amended and Restated Mortgage Tax Collateral Agency Agreement)

CONFIRMATION AND ACKNOWLEDGEMENT

(Amended and Restated Intercreditor Agreement and Second Amended and Restated Mortgage Tax Collateral Agency Agreement)

Reference is made to (a) the Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc. (the “Issuer”), each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent, among others, (b) the Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Mortgage Tax Collateral Agency Agreement”), among the Company, each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent, and (c) the Indenture, dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Issuer, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), pursuant to which the Company issued, and may from time to time issue, (a) 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and (b) 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and together with the 10.000% Notes, the “Senior Secured Notes”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement, as applicable.

This Confirmation and Acknowledgement, dated as of January 15, 2019 (this “Confirmation”), is being delivered in connection with the execution and delivery of that certain Supplemental Indenture dated as of the date hereof, among the Company, the Issuer, each other Guarantor (as defined therein) party thereto, the Trustee and the Collateral Agent, pursuant to which the Issuer is issuing additional 10.500% Senior Secured Notes due 2024 (the “Additional 10.500% Notes”). The parties hereto hereby acknowledge that any Senior Secured Notes (including without limitation, the Additional 10.500% Notes) issued on the date hereof or issued after the date hereof shall constitute Secured Notes and Junior Claims, and the holders of such Secured Notes and Junior Claims constitute Noteholders and Junior Creditors, in each case for all purposes under the Intercreditor Agreement (subject to the terms and conditions therein) and the Mortgage Tax Collateral Agency Agreement.

This Confirmation may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties caused this Confirmation to be duly executed and delivered as of the day and year first above written.

Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Collateral Agent

By:
Name: Title:

Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Trustee

By:
Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Junior Joint Collateral Agent

By:
Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Senior Credit Agreement Administrative Agent

By:
Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Mortgage Tax Collateral Agent

By:
Name: Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOV IP, II, Inc.

By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto

By:
Name:
Title:

Schedule A

[To be included at the Closing Date]

EXHIBIT D

Form of Confirmation and Acknowledgment

(Collateral Agency Agreement)

CONFIRMATION AND ACKNOWLEDGEMENT

(Collateral Agency Agreement)

Reference is made to (a) the Collateral Agency Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”), among Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc. (the “Issuer”) and each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Collateral Agent, and (b) the Indenture, dated as of July 27, 2017 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Issuer, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), pursuant to which the Company issued, and may from time to time issue, (a) 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and (b) 10.500% Senior Secured Notes due 2024 (the “10.500% Notes” and together with the 10.000% Notes, the “Senior Secured Notes”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Agency Agreement.

This Confirmation and Acknowledgement, dated as of January 15, 2019 (this “Confirmation”), is being delivered in connection with the execution and delivery of that certain Supplemental Indenture dated as of the date hereof, among the Company, the Issuer, each other Guarantor (as defined therein) party thereto, the Trustee and the Collateral Agent, pursuant to which the Issuer is issuing additional 10.500% Senior Secured Notes due 2024 (the “Additional 10.500% Notes”). The parties hereto hereby acknowledge that any Senior Secured Notes (including without limitation, the Additional 10.500% Notes) issued on the date hereof or issued after the date hereof shall constitute Secured Notes, and the holders of such Secured Notes constitute Secured Noteholder Parties, in each case for all purposes under the Collateral Agency Agreement.

This Confirmation may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties caused this Confirmation to be duly executed and delivered as of the day and year first above written.

Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Collateral Agent

By:
Name: Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Collateral Agent under the Junior Collateral Documents

By:
Name: Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOV IP, II, Inc.

By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto

By:
Name:
Title:

Schedule A

[To be included at the Closing Date]

Schedule A-1

EXHIBIT M

Form of JOINDER TO INTERCREDITOR AGREEMENT AND MORTGAGE TAX COLLATERAL AGENCY AGREEMENT

Reference is made to (a) that certain Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Hovnanian Enterprises, Inc. (“Holdings”), K. Hovnanian Enterprises, Inc. (the “Borrower”), each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent, among others and (b) that certain Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Mortgage Tax Collateral Agency Agreement”), among Holdings, the Borrower, each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement (as supplemented by this Joinder (as defined below)) and the Mortgage Tax Collateral Agency Agreement (as supplemented by this Joinder).

This Joinder to Intercreditor Agreement and Mortgage Tax Collateral Agency Agreement, dated as of [_____], 2018 (this “Joinder”), is being delivered in connection with the closing of that certain Credit Agreement dated as of January 29, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, the Borrower, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity as administrative agent (in such capacity, the “Revolving Loan Agent”) and acting in such capacity as collateral agent.

Pursuant to the Credit Agreement the Lenders (as defined therein) have agreed to provide to the Borrower a $125,000,000 revolving loan facility (the “Revolving Loan Facility”), the loans and other obligations under which constitute (x) Refinancing Indebtedness in respect of the Senior Credit Agreement, (y) Senior Credit Agreement Claims and (z) First-Lien Indebtedness and Future First-Lien Indebtedness and the Revolving Loan Agent including in such capacity as collateral agent and the Lenders in respect thereof constitute Senior Creditors, in each case, under the Intercreditor Agreement.

In connection with the transactions contemplated by the Intercreditor Agreement, certain of the parties thereto are parties to the Mortgage Tax Collateral Agency Agreement to provide for the Mortgage Tax Collateral Agent (as defined in the Mortgage Tax Collateral Agency Agreement) to enter into mortgages in certain jurisdictions for the benefit of all Senior Creditors and Junior Creditors (each as defined in the Intercreditor Agreement).

In connection with the closing of the Credit Agreement, Holdings, the Borrower and each other Grantor party thereto are entering into (a) that certain Security Agreement dated as of the date hereof among Holdings, the Borrower, each other Grantor party thereto and the Revolving Loan Agent acting in such capacity as collateral agent (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), and (b) that certain Pledge Agreement dated as of the date hereof among Holdings, the Borrower, each other Grantor party thereto and the Revolving Loan Agent acting in such capacity as collateral agent (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”).

NOW, THEREFORE, each of the parties signatory hereto hereby agree as follows:

1.     Appointment of Senior Credit Agreement Collateral Agent. The New Senior Representative (as defined below), on behalf of itself and the New Senior Creditors (as defined below), confirms that (a) pursuant to the Credit Agreement it has been appointed as Revolving Loan Agent acting in such capacity as collateral agent and as such constitutes the Senior Credit Agreement Collateral Agent for purposes of the Intercreditor Agreement and the Senior Credit Agreement Collateral Documents, and (b) the Revolving Loan Agent acting in such capacity as collateral agent is irrevocably authorized, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to take such actions on behalf of the New Senior Creditors (as defined below) and to exercise such powers as are delegated to the Senior Credit Agreement Collateral Agent in the Intercreditor Agreement, the Senior Credit Agreement and the Senior Credit Agreement Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and that the Senior Credit Agreement Collateral Agent is authorized to execute any Senior Credit Agreement Collateral Documents on behalf of all Senior Creditors and to take such other actions to maintain and preserve the security interests granted pursuant to the Senior Credit Agreement and any Senior Credit Agreement Collateral Documents.

2.     Joinder. The undersigned, Wilmington Trust, National Association (the “New Senior Representative”) in its capacity as the Revolving Loan Agent and acting in such capacity as collateral agent hereby joins (a) the Intercreditor Agreement as Senior Representatives, as Senior Credit Agreement Administrative Agent and as Senior Credit Agreement Collateral Agent, acting for and behalf of themselves and the Lenders as Senior Creditors under, and as defined in, the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof, (b) the Mortgage Tax Collateral Agency Agreement as Senior Credit Agreement Collateral Agent and appoints the Mortgage Tax Collateral Agent to act for and behalf of itself and the Lenders as Secured Parties under, and as defined in, the Mortgage Tax Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Mortgage Tax Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Mortgage Tax Collateral Agency Agreement as of the date thereof and (c) irrevocably authorizes the Mortgage Tax Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Mortgage Tax Collateral Agent in the Intercreditor Agreement in relation to the Revolving Loan Facility and the Senior Credit Agreement Collateral Documents, together with such actions and powers as are reasonably incidental thereto.

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3.     Lien Sharing and Priority Confirmation. The New Senior Representative, on behalf of itself and each Lender (together with the New Senior Representative, the “New Senior Creditors”), hereby agrees, as a condition to having the obligations in respect of the loans made under the Revolving Loan Facility being treated as Future First-Lien Indebtedness, Senior Claims and Senior Credit Agreement Claims under the Intercreditor Agreement that (a) the New Senior Representative and each other New Senior Creditor are bound by the terms, conditions and provisions of the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and (b) the New Senior Representative shall perform its obligations under the Intercreditor Agreement.

4.     Authority as Agent. The New Senior Representative represents, warrants and acknowledges that, pursuant to the authorizations set forth in the Credit Agreement and the Senior Credit Agreement Collateral Documents, it has the authority to bind each of the New Senior Creditors to the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement.

5.     Construction. (a) From this date hereof, references to the Intercreditor Agreement shall mean and include the Intercreditor Agreement as supplemented by this Joinder and references in the Intercreditor Agreement to the following shall be interpreted to mean as follows:

“Mortgage Tax Collateral Agent” shall include Wilmington Trust, National Association, as the Mortgage Tax Collateral Agent appointed pursuant to this Joinder in respect of the Revolving Loan Facility for all purposes thereof and under the Intercreditor Agreement;

“Senior Credit Agreement” shall mean the Credit Agreement;

“Senior Credit Agreement Administrative Agent” shall mean the Revolving Loan Agent, including any successors thereto in such capacity;

“Senior Credit Agreement Collateral Agent” shall refer to the Revolving Loan Agent acting in such capacity as collateral agent in lieu of the reference to the Senior Credit Agreement Collateral Agent therein; and

“Senior Credit Agreement Documents” shall include the Intercreditor Agreement (as supplemented by this Joinder) and the Mortgage Tax Collateral Agency Agreement (as supplemented by this Joinder).

(b)     From this date hereof, references to the Mortgage Tax Collateral Agency Agreement shall mean and include the Mortgage Tax Collateral Agency Agreement as supplemented by this Joinder and references in the Mortgage Tax Collateral Agency Agreement to the following shall be interpreted to mean as follows:

“Secured Parties” shall include the Revolving Loan Agent including in such capacity as collateral agent;

“Senior Credit Agreement” shall mean the Credit Agreement; and

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“Senior Credit Agreement Administrative Agent” shall mean the Revolving Loan Agent, including any successors thereto in such capacity.

6.     Notices. All notices to be delivered to the Revolving Loan Agent including in its capacity as collateral agent under the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement, as applicable, shall be delivered in accordance with such agreement to the address listed on the signature pages hereto for the New Senior Representative.

7.     Counterparts. This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.     Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement and Article III of the Mortgage Tax Collateral Agency Agreement shall apply with like effect to this Joinder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties caused this Joinder to be duly executed and delivered as of the day and year first above written.

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Facsimile: (612) 217-5651	Revolving Loan Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Revolving Loan Agent and acting in such capacity as collateral agent

By:
Name:
Title:

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Junior Joint Collateral Agent

By:
Name:
Title:

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Mortgage T ax Collateral Agent

By:
Name:
Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOV IP, II, Inc.

By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto

By:
Name:
Title:

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Schedule A11

11 To be completed.